As filed with the Securities and Exchange Commission on July 14, 2004
                                                     Registration No. 333-116258
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------
                             WASHINGTON, D.C. 20549

                                 --------------

                        PRE-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-3

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 --------------

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                                   13-3320910
                     (I.R.S. employer identification number)


              Credit Suisse First Boston Mortgage Securities Corp.
                                 11 Madison Ave.
                            New York, New York 10010
                                 (212) 325-2000
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                Edmund Taylor
             Credit Suisse First Boston Mortgage Securities Corp.
                                11 Madison Avenue
                            New York, New York 10010
                                 (212) 325-2000
   (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                --------------

                                   Copies to:

        William J. Cullen, Esq.                  Patrick T. Quinn, Esq.
    Sidley Austin Brown & Wood LLP          Cadwalader, Wickersham & Taft LLP
            787 7th Avenue                           100 Maiden Lane
       New York, New York 10019                 New York, New York 10038

================================================================================

      Approximate date of commencement of proposed sale to the public: From time to time on or after the effective date of this Registration Statement.

      If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

      If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest plans, please check the following box. [X]

      If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

      If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

      If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                         CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------
                                            Proposed     Proposed
                                            Maximum      Maximum
                                            Offering    Aggregate    Amount of
 Title of Securities Being   Amount to be     Price      Offering   Registration
        Registered          Registered (1)  Per Unit    Price (2)     Fee (3)
--------------------------------------------------------------------------------
Commercial/Multifamily       $2,999,000,000   100%         100%     $379,973.30
Mortgage Pass-Through
Certificates
--------------------------------------------------------------------------------

      (1) The $1,000,000 of Commercial Mortgage Pass-Through Certificates registered in connection with the June 7, 2004 filing of the Registration Statement is added to the $2,999,000,000 of Commercial/Multifamily Mortgage Pass-Through Certificates registered hereunder. In addition, $2,753,604,581 aggregate principal amount of Commercial/Multifamily Mortgage Pass-Through Certificates registered by the Registrant under Registration Statement No. 333-97955 (the "Prior Registration Statement") referred to below and not previously sold is carried forward in this Registration Statement pursuant to Rule 429 of the Securities and Exchange Commission's Rules and Regulations under the Securities Act of 1933, as amended.

      (2) Estimated solely for the purposes of calculating the registration fee.

      (3) The registration fee of $253,331 in connection with the unsold amount of $2,753,604,581 of Commercial/Multifamily Mortgage Pass-Through Certificates carried forward from the Prior Registration Statement has been previously paid by the Registrant under the Prior Registration Statement.

      Pursuant to Rule 429 of the Securities and Exchange Commission's Rules and Regulations under the Securities Act of 1933, as amended, the Prospectus and Prospectus Supplement contained in this Registration Statement also relate to the Registrant's Registration Statement on Form S-3 (Registration Statement No. 333-97955), which was initially filed with the Securities and Exchange Commission on August 12, 2002, as amended by that certain Pre-Effective Amendment No. 1, which was filed on October 18, 2002.

      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
==============================================================================

Subject to Completion, Dated ________, 200__
Prospectus Supplement
(To prospectus dated ________ __, 200__


                                     $______
                                  (Approximate)
          Commercial Mortgage Pass-Through Certificates, Series 200_-_
              Credit Suisse First Boston Mortgage Securities Corp.
                                    depositor

                         ------------------------------

                             mortgage loan seller[s]

                         ------------------------------

        The trust fund will issue ______ classes of certificates, ______ of which are being offered, as listed below. The trust fund will pay interest and/or principal monthly on the _______ business day following the ____ day of each month, or if the ____ day is not a business day, on the ______ business day following the next business day. The first payment of interest and/or principal will be made on ______ __, 200_. The offered certificates represent obligations of the trust fund only and do not represent obligations of or interests in Credit Suisse First Boston Mortgage Securities Corp. or any of its affiliates.

        The underwriter[s] have agreed to purchase the offered certificates from the depositor at a price of ______% of the initial principal balance of the offered certificates plus accrued interest from ______ __, 200_. The underwriter[s] propose to offer the offered certificates from time to time for sale in negotiated transactions or otherwise, at market prices prevailing at the time of sale, at prices related to the prevailing market prices or at negotiated prices.

        Investing in the certificates involves risks. See "Risk Factors" on page S-14 of this prospectus supplement.

                                                                                       Assumed
                  Initial     Approximate     Assumed                                 Weighted
                Certificate     Initial        Final     Rated Final                   Average
                  Balance     Pass-Through  Distribution Distribution     Rating        Life
    Class        (+ or -5%)       Rate         Date          Date        ___/___       (Years)
-------------  -------------  ------------  ------------ ------------    -------       -------
Class [A-1].      $                   %
Class [A-2].      $                   %
Class [B]...      $                   %
Class [C]...      $                   %
Class [D]...      $                   %

        Delivery of the offered certificates, in book-entry form only, will be made on or about ______ __, 200_.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

        ________ will act as [co-]lead and [joint] book running managers.


                                 UNDERWRITER[S]


This form of prospectus supplement is representative of the form of prospectus supplement that may typically be used in a particular transaction. The provisions in this form may change from transaction to transaction, whether or not the provisions are bracketed in the form to reflect the specific parties, the structure of the certificates, servicing provisions, asset pool, provisions of the pooling and servicing agreement and other matters. In all cases, the provisions in the prospectus supplement will be consistent in material respects with the provisions in the prospectus.

         The date of this prospectus supplement is ________ __, 200[_].

                                TABLE OF CONTENTS

                              Prospectus Supplement

SUMMARY OF PROSPECTUS SUPPLEMENT.........S-1
RISK FACTORS............................S-13
DESCRIPTION OF THE MORTGAGE LOANS.......S-29
DESCRIPTION OF THE OFFERED CERTIFICATES.S-40
PREPAYMENT AND YIELD CONSIDERATIONS.....S-51
THE POOLING AND SERVICING AGREEMENT.....S-54
CERTAIN LEGAL ASPECTS OF MORTGAGE
  LOANS FOR MORTGAGED PROPERTIES
  LOCATED IN [LIST STATES]..............S-78
CERTAIN FEDERAL INCOME TAX CONSEQUENCES.S-79
ERISA CONSIDERATIONS....................S-80
LEGAL INVESTMENT........................S-82
USE OF PROCEEDS.........................S-82
UNDERWRITING............................S-82
LEGAL MATTERS...........................S-83
RATING..................................S-83
GLOSSARY................................S-84


                        Exhibits to Prospectus Supplement

EXHIBIT A-1   --      CHARACTERISTICS OF THE UNDERLYING MORTGAGE LOANS AND THE
                      RELATED MORTGAGED REAL PROPERTIES

EXHIBIT A-2   --      MORTGAGE POOL INFORMATION

EXHIBIT B     --      FORM OF TRUSTEE REPORT

EXHIBIT C     --      DECREMENT TABLES FOR THE OFFERED CERTIFICATES

EXHIBIT D     --      SCHEDULE OF REFERENCE RATES

EXHIBIT E     --      GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION
                      PROCEDURES

                                   Prospectus

IMPORTANT NOTICE ABOUT THE INFORMATION PRESENTED IN THIS PROSPECTUS..........__
AVAILABLE INFORMATION; INCORPORATION BY REFERENCE............................__
SUMMARY OF PROSPECTUS........................................................__
RISK FACTORS.................................................................__
CAPITALIZED TERMS USED IN THIS PROSPECTUS....................................__
CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP..........................__
USE OF PROCEEDS..............................................................__
DESCRIPTION OF THE TRUST ASSETS..............................................__
YIELD AND MATURITY CONSIDERATIONS............................................__
DESCRIPTION OF THE CERTIFICATES..............................................__
DESCRIPTION OF THE GOVERNING DOCUMENTS.......................................__
DESCRIPTION OF CREDIT SUPPORT................................................__
LEGAL ASPECTS OF MORTGAGE LOANS..............................................__
FEDERAL INCOME TAX CONSEQUENCES..............................................__
STATE AND OTHER TAX CONSEQUENCES.............................................__
ERISA CONSIDERATIONS.........................................................__
LEGAL INVESTMENT.............................................................__
PLAN OF DISTRIBUTION.........................................................__
LEGAL MATTERS................................................................__
FINANCIAL INFORMATION........................................................__
RATING.......................................................................__
GLOSSARY.....................................................................__

        You should rely only on the information contained in this document or to which we have referred you. We have not authorized anyone to provide you with information that is different. This document may only be used where it is legal to sell these securities. The information in this document may only be accurate on the date of this document or the dates otherwise specified in this document.


        Until 90 days after the commencement of the offering, all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus supplement and the accompanying prospectus. This is in addition to a dealer's obligation to deliver a prospectus supplement and the accompanying prospectus when acting as an Underwriter[s] and with respect to unsold allotments or subscriptions.

              IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

        We provide information to you about the offered certificates in two separate documents that progressively provide more detail--

        o the accompanying prospectus, which provides general information, some of which may not apply to the offered certificates; and

        o this prospectus supplement, which describes the specific terms of the offered certificates. You should read both this prospectus supplement and the accompanying prospectus before investing in any of the offered certificates.

        You should rely only on the information contained in this prospectus supplement and accompanying prospectus. If the description of the offered certificates in the prospectus and in this prospectus supplement varies, you should rely on the information in this prospectus supplement.

        This prospectus supplement is not an offer to sell these securities, and is not soliciting an offer to buy these securities, in any state where the offer or sale is not permitted.

        The photographs of the mortgaged properties included in the prospectus supplement are not representative of all the mortgaged properties or of any particular type of mortgaged property.

        This prospectus supplement begins with several introductory sections describing the Series 200_- certificates and the trust in abbreviated form:

        Summary of Certificates, commencing on page S-__ of this prospectus supplement, which sets forth important statistical information relating to the certificates;

        Summary of Terms, commencing on page S-__ of this prospectus supplement, which gives a brief introduction of the key features of the Series 200_-__ certificates and a description of the mortgage loans; and

        Risk Factors, commencing on page S-__ of this prospectus supplement, which describe risks that apply to the Series 200_-__ certificates which are in addition to those described in the prospectus with respect to the securities issued by the trust generally.

        This prospectus supplement and the accompanying prospectus include cross references to sections in these materials where you can find further related discussions. The Tables of Contents in this prospectus supplement and the prospectus identify the pages where these sections are located.

        Certain capitalized terms are defined and used in this prospectus supplement and the prospectus to assist you in understanding the terms of the offered certificates and this offering. The capitalized terms used in the prospectus are defined on the pages indicated under the caption "Glossary" beginning on page __ in the prospectus.

        In this prospectus supplement, the terms "depositor," "we," "us" and "our" refer to Credit Suisse First Boston Mortgage Securities Corporation.

        The principal executive office of the depositor is Eleven Madison Avenue, New York, New York 10010.

                                                          EXECUTIVE SUMMARY
-------- ------------ ----------- ------------ ------------ ------------ ------------- ----------- ------------ ----------- --------
                      Initial     Approximate
                      Certificate    % of                                              Assumed                              Rated
                      Balance      Aggregate                                           weighted                 Assumed     Final
                      or            Initial    Approximate                 Initial     average       Assumed    Final       Distri-
         Ratings(a)   Notional    Certificate    Credit                  pass-through  life         principal  Distribution bution
 Class   ____/_____   Balance(b)    Balance      Support    Description      rate      (years)(c)    window      Date(d)    Date(e)
-------- ------------ ----------- ------------ ------------ ------------ ------------- ----------- ------------ ----------- --------
[A-1]     ____/_____     $[_____]    [_____]%     [_____]%                    [_____]%      [_____]%  ____/____[____]      [____]
[A-2]     ____/_____     $[_____]    [_____]%     [_____]%                    [_____]%      [_____]%  ____/____[____]      [____]
[B]       ____/_____     $[_____]    [_____]%     [_____]%                    [_____]%      [_____]%  ____/____[____]      [____]
[C]       ____/_____     $[_____]    [_____]%     [_____]%                    [_____]%      [_____]%  ____/____[____]      [____]
[D]       ____/_____     $[_____]    [_____]%     [_____]%                    [_____]%      [_____]%  ____/____[____]      [____]
[A-X]     ____/_____     $[_____]    [_____]%     [_____]%                    [_____]%      [_____]%  ____/____[____]      [____]
[E]       ____/_____     $[_____]    [_____]%     [_____]%                    [_____]%      [_____]%  ____/____[____]      [____]
[F]       ____/_____     $[_____]    [_____]%     [_____]%                    [_____]%      [_____]%  ____/____[____]      [____]
[G]       ____/_____     $[_____]    [_____]%     [_____]%                    [_____]%      [_____]%  ____/____[____]      [____]
[H]       ____/_____     $[_____]    [_____]%     [_____]%                    [_____]%      [_____]%  ____/____[____]      [____]
[J]       ____/_____     $[_____]    [_____]%     [_____]%                    [_____]%      [_____]%  ____/____[____]      [____]
[K]       ____/_____     $[_____]    [_____]%     [_____]%                    [_____]%      [_____]%  ____/____[____]      [____]
[L]       ____/_____     $[_____]    [_____]%     [_____]%                    [_____]%      [_____]%  ____/____[____]      [____]
[M]       ____/_____     $[_____]    [_____]%     [_____]%                    [_____]%      [_____]%  ____/____[____]      [____]
[N]       ____/_____     $[_____]    [_____]%     [_____]%                    [_____]%      [_____]%  ____/____[____]      [____]


---------------

(a)     Ratings shown are those of ______ and/or ___________, respectively.

(b) The principal or notional balance of any class may be changed by up to __%.

(c) This is the average amount of time in years between the closing date and the payment of each dollar of principal. The Class [A-X] Certificates do not have a principal balance and do not receive principal distributions; the weighted average life of this class is based on its notional amount, which will decrease as the principal balances of the other classes decrease.

(d) This date was calculated assuming, among other things, that there are no voluntary or involuntary prepayments. There may be some voluntary and/or involuntary prepayments.

(e) This date was set at two years after the latest maturity date of any mortgage loan which is not a balloon loan or, for any balloon loan, the date upon which it would be deemed to mature in accordance with its original amortization schedule absent its balloon payment.

[The Class __, Class __, Class __ and Class __ Certificates are not represented in this table.]

                         MORTGAGE LOAN EXECUTIVE SUMMARY

                      General Mortgage Loan Characteristics
              (as of the cut-off date, unless otherwise indicated)

Initial pool balance(1)..........................................................              $
Number of mortgage loans.........................................................
Mortgage loan seller[s]: (2).....................................................              %
Number of mortgaged properties...................................................
Average mortgage loan principal balance..........................................              $
Highest mortgage loan principal balance..........................................              $
Lowest mortgage loan principal balance...........................................              $
Weighted average mortgage rate...................................................              %
Range of mortgage rates..........................................................              %
Weighted average remaining term to the earlier of maturity or anticipated                      %
  repayment date (months)........................................................
Range of remaining terms to the earlier of maturity or anticipated repayment                   %
  date (months)..................................................................
Weighted average remaining amortization term (months)............................              %
Range of remaining amortization terms (months)...................................              %
Weighted average debt service coverage ratio(3)..................................              %
Range of debt service coverage ratios(3).........................................              %
Weighted average loan-to-value ratio(3)..........................................              %
Range of loan-to-value ratios(3).................................................              %
Weighted average loan-to-value ratio at the earlier of anticipated repayment                   %
  date or maturity(3)(4).........................................................
Percentage of initial pool balance made up of: ..................................
  anticipated repayment date loans...............................................              %
  fully amortizing Loans (other than anticipated repayment date loans)...........              %
  balloon loans..................................................................              %
  multi-property loans...........................................................              %
  crossed loans..................................................................              %
  residential cooperative loans..................................................              %

---------------

(1)     The aggregate balance may be changed by up to __%.

(2) Shown as a percentage of initial pool balance. Loans sold to the depositor by a mortgage loan seller[s] were either originated by the mortgage loan seller[s] or acquired by the mortgage loan seller[s] from a third party.

(3) The debt service coverage ratios and loan-to-value ratios of loans secured by cooperatives are calculated based on the value and projected rental revenues of the properties if converted to rental properties as shown in the related appraisal.

(4) Excluding fully amortizing loans other than anticipated repayment date loans.

--------------------------------------------------------------------------------

                        SUMMARY OF PROSPECTUS SUPPLEMENT

o This summary highlights selected information from this prospectus supplement and does not contain all of the information that you need to consider in making your investment decision.

o To understand all of the terms of the offered certificates, carefully read this prospectus supplement and the accompanying prospectus.

o This summary provides an overview of certain information to aid your understanding and is qualified by the full description presented in this prospectus supplement and the accompanying prospectus.

o Unless otherwise stated, all percentages of the mortgage loans, or of any specified group of mortgage loans, referred to in this prospectus supplement are calculated using the aggregate cut-off date principal balance.

o References to percentages of mortgaged properties are references to the percentages of the initial pool balance represented by the aggregate cut-off date principal balance of the related mortgage loans or, in the case of multi-property loans, the amount of the related mortgage loan allocated to each individual property.

o All numerical information concerning the mortgage loans is provided on an approximate basis.

                                   The Parties

Depositor                           Credit Suisse First Boston Mortgage
                                    Securities Corp., a Delaware corporation and an affiliate of one of the mortgage loan seller[s] and of one of the underwriter[s].

Servicer[s]                         _____________________________________, a
                                    ________ _________. See "The Pooling and
                                    Servicing Agreement--The Servicer" in this prospectus supplement. The servicer's address is _______ and its telephone number is _______. See "The Pooling and Servicing
                                    Agreement--General" in this prospectus
                                    supplement.

Special Servicer[s]                 _____________________________________, a
                                    ________ _________. The special servicer's address is _______ and its telephone number is _______. See "The Pooling and Servicing
                                    Agreement--The Special Servicer" in this prospectus supplement.

Trustee                             _____________________________________, a
                                    _______ __________. The trustee's address is
                                    _______ and its telephone number is _______.
                                    See "The Pooling and Servicing
                                    Agreement--The Trustee" in this prospectus supplement.

Mortgage Loan Seller[s]             The mortgage loan seller[s] address is
                                    ________________ and its telephone number is
                                    _______________.

                          Significant Dates and Periods

Cut-off Date                        ________ __, 200_.

Closing Date                        ________ __, 200_.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Due Dates                           The dates on which monthly installments of
                                    principal and interest are due on the
                                    mortgage loans are the following:

                                                           % of
                                      Number of        Initial Pool
                                    Mortgage Loans       Balance        Due Date
                                    --------------     ------------     --------


                                    --------------     ------------
                                    ==============     ============

Determination Date                  The close of business on the ____ day of the
                                    month in which the distribution date occurs or, if the ____ day is not a business day, the business day immediately following the ____ day.

Distribution Date                   The __th business day following the
                                    determination date in each month, commencing on ________ __, 200_. A business day is any day other than a Saturday, a Sunday or any day on which banking institutions in the States of [LIST STATES] are authorized or obligated by law, executive order or governmental decree to close.

Record Date                         The close of business on the last business
                                    day of the month immediately preceding the month in which the distribution date occurs.

Interest Accrual Period             [The period commencing on the ____ day of
                                    the calendar month preceding the month in which the distribution date occurs and ending on the ___th day of the month in which the distribution date occurs.] [Each interest accrual period is deemed to consist of 30 days.]

Assumed Final Distribution Date     For each class of certificates, the date set
                                    forth on the cover page.

Rated Final Distribution Date       The distribution date occurring in ________
                                    __, 200_.

Due Period                          The period beginning on the day following
                                    the determination date in the month
                                    immediately preceding the month in which the distribution date occurs and ending at the close of business on the determination date of the month in which the distribution date occurs.

                                The Certificates

The Offered Certificates            Each class of offered certificates will have
                                    the initial certificate balance and the
                                    initial pass-through rate set forth below, subject, in the case of each such certificate balance, to a permitted variance of plus or minus __%.

                                                    Initial
                                                  Certificate        Initial
                                       Class        Balance    Pass-Through Rate
                                    -----------   -----------  -----------------
                                    Class [A-1]   $                            %
                                    Class [A-2]   $                            %
                                    Class [B]     $                            %
                                    Class [C]     $                            %
                                    Class [D]     $                            %

                                  Distributions

Distributions                       Funds available for distribution from the
                                    mortgage loans will be distributed on each distribution date, net of specified trust expenses including servicing fees, trustee fees and related compensation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Interest Distributions              [Interest on the certificates will accrue on
                                    a monthly basis and on the basis of a
                                    360-day year consisting of twelve 30-day months.] Prepayments and defaults may reduce interest distributions.

Principal Distributions             The amount of principal required to be
                                    distributed to the classes entitled to
                                    principal on a particular distribution date will, in general, be equal to:

                                    o  the principal portion of all scheduled
                                       payments, other than balloon payments,
                                       which are received or advanced during the related due period;

                                    o  all principal prepayments and the
                                       principal portion of balloon payments
                                       received during the related due period;

                                    o  the principal portion of other
                                       collections on the mortgage loans
                                       received during the related due period
                                       including liquidation proceeds,
                                       condemnation proceeds, insurance proceeds and income on "real estate owned" property; and

                                    o  the principal portion of proceeds of
                                       mortgage loan repurchases received during the related due period.

Priority of Distributions           Distributions will be made on each
                                    distribution date. Distributions of interest and principal and allocations of losses are set forth in the chart below. The priority of each class of certificates for the payment of interest and principal is illustrated in descending order. Losses on the mortgage loans will be applied to each class of certificates in ascending order.


                                    _____________________________________
                                   |            Class {A-1],             |
                                   |   Class [A-2] and Class [A-X(1)]    |
                                   |_____________________________________|

                                         ________________________
                                        |       Class [B]        |
                 Distributions of       |________________________|   Loss on the
                 Interest and                                         Mortgage
                 Principal               ________________________       Loan
                                        |       Class [C]        |
                                        |________________________|

                                         ________________________
                                        |       Class [D]        |
                                        |________________________|

                                    _____________________________________
                                   |         Private Certificates        |
                                   |       (other than Class [A-X])      |
                                   |_____________________________________|


---------------

(1)     Receives only interest distributions.

Prepayment Premiums                 The manner in which any prepayment premiums
                                    and yield maintenance charges received
                                    during a particular due period will be
                                    allocated to the Class [A-X] Certificates, on the one hand, and the class or classes of certificates entitled to principal, on the other hand, is described in

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    "Description of the Offered
                                    Certificates--Distributions" in this
                                    prospectus supplement.

Other Distributions                 [________________].

Advances __________, in its capacity as servicer, and ___________ is required to advance delinquent principal and interest on the mortgage loans which they service. The servicer[s] will only be required to make this advance for so long as it determines that the advance is recoverable from the mortgaged property. See "The Pooling and Servicing Agreement--Advances" in this prospectus supplement. These advances generally will equal the delinquent portion of the monthly payment of the related mortgage loan, less

                                    o  the servicing fee and primary servicing
                                       fee, and

                                    o  if applicable, the related workout fee.

                                    If a borrower fails to pay amounts due on the maturity date of the mortgage loan, the servicer[s] will only advance the amount it would have advanced on a delinquent monthly payment due prior to the maturity date.

                                    The servicer[s] will not be required to make advances for penalty charges, yield maintenance premiums, balloon payments or prepayment premiums. In addition, in connection with mortgage loans with anticipated repayment dates, the servicer[s] will not be required to make any advance in respect of excess interest. Any appraisal reduction amount will reduce the amount of the advance that will be made by the servicers. If the applicable servicer fails to make a required advance, the trustee is required to make the advance in each case subject to a determination of recoverability.

Optional Termination                The following parties will each in turn,
                                    according to the order listed below, have the option to purchase all of the mortgage loans and all other property remaining in the trust fund on any distribution date on which the aggregate stated principal balance of the mortgage loans is less than ___% of the initial pool balance:

                                    o  ___________;

                                    o  ___________;

                                    o  ___________;

                                    o  ___________;

                                    o  ___________; and

                                    o  ___________.

                                    In the event that any party above exercises this option, the trust will terminate and all outstanding certificates will be retired, as described in more detail in this prospectus supplement.

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                                      S-4

--------------------------------------------------------------------------------

Denominations                       The offered certificates will be issuable in
                                    registered form, in the following
                                    denominations:

                                                                                 Multiples in
                                                                  Initial          Excess of
                                                                  Balance       Initial Balance
                                                                -----------     ---------------
                                    Offered certificates         $                 $
                                      (certificate balance).....

Clearance and Settlement            The offered certificates will be issued in
                                    book-entry form and will be evidenced by one or more certificates registered in the name of Cede & Co., as nominee of The Depository
                                    Trust Company. The depositor may elect to terminate the book-entry system through The
                                    Depository Trust Company with respect to all or any portion of any class of the offered certificates.

Certain Federal Income Tax
Tax Considerations                  Elections will be made to treat designated
                                    portions of the assets of the trust as
                                    multiple real estate mortgage investment conduits in a tiered structure under Sections 860A through 860G of the Internal
                                    Revenue Code of 1986, referred to as the "Lower-Tier REMIC" and the "Upper-Tier
                                    REMIC." All classes of the offered
                                    certificates will be treated as regular
                                    interests in the Upper-Tier REMIC. Any
                                    assets not included in a REMIC will
                                    constitute a grantor trust for federal
                                    income tax purposes. Pertinent federal
                                    income tax consequences of an investment in the offered certificates include:

                                    o The regular interests will be treated as newly originated debt instruments for federal income tax purposes.

                                    o You will be required to report income on your certificates in accordance with the accrual method of accounting.

                                    o  One or more classes of offered
                                       certificates may be issued with original issue discount.

                                    o Prepayment premiums and yield maintenance charges on the mortgage loans may be ordinary income to the related certificateholders as these amounts accrue.

ERISA Considerations                The acquisition of an offered certificate by
                                    an employee benefit plan or other plan or arrangement subject to the Employee
                                    Retirement Income Security Act of 1974, as amended, or to section 4975 of the Internal
                                    Revenue Code of 1986, as amended, could, in some instances, result in a prohibited transaction or other violation of the fiduciary responsibility provisions of these laws.

                                    We anticipate, however, that, subject to satisfaction of the conditions referred to under "ERISA Considerations" in this prospectus supplement, retirement plans and other employee benefit plans and arrangements subject to-

                                    o  Title I of ERISA or

                                    o  Section 4975 of the Internal Revenue
                                       Code,

                                    will be able to invest in the offered
                                    certificates without giving rise to a
                                    prohibited transaction. This is based upon individual prohibited

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    transaction exemptions granted to [the
                                    underwriters] by the U.S. Department of
                                    Labor.

                                    If you are a fiduciary of any retirement plan or other employee benefit plan or arrangement subject to Title I of ERISA or
                                    Section 4975 of the Internal Revenue Code or any materially similar provisions of applicable federal, state or local law, you should consult your own legal advisors to determine whether the purchase or holding of the offered certificates could give to a transaction that is prohibited under ERISA,
                                    Section 4975 of the Internal Revenue Code or applicable similar law.

Ratings It is a condition to the issuance of the offered certificates that they receive the following credit ratings from any and all of the following rating agencies:

                                                   [rating agency]     [rating agency]
                                                   ---------------     ---------------
                                    Class [A-1]
                                    Class [A-2]
                                    Class [B]
                                    Class [C]
                                    Class [D]      ---------------     ---------------

                                    The rated final distribution date for each class of offered certificates is the distribution date occurring in ____ 20__. For a description of the limitations of the ratings of the offered certificates, see "Rating."

                                    You should consider the following about a security rating:

                                    o  it is not a recommendation to buy, sell
                                       or hold securities;

                                    o  it may be subject to revision or
                                       withdrawal at any time by the assigning
                                       rating organization;

                                    o  it only addresses the likelihood of the
                                       timely payment of interest and the
                                       ultimate repayment of principal by the
                                       rated final distribution date;

                                    o  it does not address the frequency of
                                       voluntary and involuntary prepayments or the possibility that certificateholders might suffer a lower than anticipated yield; and

                                    o  it does not address the likelihood of
                                       receipt of prepayment premiums, yield
                                       maintenance charges, default interest or excess interest.

Legal Investment                    [The Class ___ certificates will constitute
                                    "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement
                                    Act of 1984, as amended, so long as they are rated in one of the two highest rating categories by one of the nationally recognized rating agencies.] [None of the other offered certificates will constitute
                                    "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement
                                    Act of 1984, as amended.] Consult your legal advisor as to the appropriate characterization of the offered certificates under any legal investment restrictions applicable to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               The Mortgage Loans

General The trust fund will consist of ___ commercial, multifamily and residential cooperative mortgage loans having the following general characteristics:

                             General Mortgage Loan Characteristics
                      (as of the Cut-off Date, unless otherwise indicated)

Initial pool balance(1)................................................................      $
Number of mortgage loans...............................................................
Mortgage loan seller: (2)..............................................................
Number of mortgaged properties.........................................................
Average mortgage loan principal balance................................................      $
Highest mortgage loan principal balance................................................      $
Lowest mortgage loan principal balance.................................................      $
Weighted average mortgage rate.........................................................      %
Range of mortgage rates................................................................      %
Weighted average remaining term to the earlier of maturity or anticipated repayment date (months)..............................................................
Range of remaining terms to the earlier of maturity or anticipated repayment date (months)........................................................................
Weighted average remaining amortization term (months)..................................
Range of remaining amortization terms (months).........................................
Weighted average debt service coverage ratio(3)........................................      %
Range of debt service coverage ratios(3)...............................................      %
Weighted average loan-to-value ratio(3)................................................      %
Range of loan-to-value ratios(3).......................................................      %
Weighted average loan-to-value ratio at the earlier of anticipated repayment
  date or maturity(3)(4)...............................................................      %
Percentage of initial pool balance made up of: ........................................      %
  anticipated repayment date loans.....................................................      %
  fully amortizing loans other than anticipated repayment date loans...................      %
  balloon loans........................................................................      %
  multi-property loans.................................................................      %
  crossed loans........................................................................      %
  residential cooperative loans........................................................      %

---------------

(1)   The aggregate balance may be changed by up to __%.

(2) Shown as a percentage of initial pool balance. Loans sold to the depositor by a mortgage loan seller[s] were either originated by the mortgage loan seller[s] or acquired by the mortgage loan seller[s] from a third party.

(3) The debt service coverage ratios and loan-to-value ratios of loans secured by cooperatives are calculated based on the value and projected rental revenues of the properties if converted to rental properties as shown in the related appraisal.

(4) Excluding fully amortizing loans [other than anticipated repayment date loans].

Security for the Mortgage Loans     Each mortgage loan is secured primarily by
                                    one or more first priority mortgages, deeds of trust, or other similar security instruments on the borrower's fee or leasehold interest in real property as set forth in the table below. The mortgaged properties are used for commercial or multifamily residential purposes.

                                       Interest of             Number of           % of Initial
                                   Borrower Encumbered    Mortgaged Properties    Pool Balance(1)
                                   -------------------    --------------------    ---------------
                                                                                          %
                                                                                          %
                                                          --------------------    ---------------
                                    TOTAL                                                 %
                                                          ====================    ===============

--------------------------------------------------------------------------------

                                    ---------------
                                    (1)  Based on the principal balance of the
                                         mortgage loan or, for any
                                         multi-property loan, the amount
                                         allocated to each individual property.

                                    (2)  For any mortgaged property with respect
                                         to which the ground lessee and ground
                                         lessor are both parties to the
                                         mortgage, the mortgaged property has
                                         been categorized as a fee simple
                                         estate. For any mortgaged property that
                                         partially consists of a leasehold
                                         interest, the encumbered interest has
                                         been categorized as a fee simple
                                         interest if the leasehold interest does
                                         not constitute a material portion of
                                         the mortgaged property.

[Loans with Anticipated
Repayment Dates                     ____ mortgage loans representing ___% of the
                                    initial pool balance specify an anticipated repayment date. These mortgage loans generally have the following terms:

                                    o a substantial amount of principal will be outstanding at the anticipated repayment date;

                                    o  the loan can be prepaid on or after the
                                       anticipated repayment date without
                                       payment of any prepayment premium; and

                                    o a lockbox must be established on or prior to the anticipated repayment date.

                                    In addition, loans that are not repaid on the anticipated repayment date:

                                    o  accrue interest at a higher rate after
                                       the anticipated repayment date;

                                    o apply all cash flow in excess of certain specified expenses, including principal and interest, calculated at the initial interest rate on the amortized principal balance and the initial amortization

                                    o  schedule and operating expenses, to
                                       amortize the mortgage loan until paid in full; and

                                    o apply all cash flow to pay accrued excess interest after principal is paid in full.]

[Loans Represented by
 Multiple Notes                     ____ of the mortgage loans, representing
                                    ____% of the initial pool balance, are
                                    secured by mortgages on properties which also secure other loans not included in this trust fund.]

                     Crossed Loans and Multi-Property Loans


                                                               % of Initial Pool
     Type of Morttage Loan         Number of Mortgage Loans         Balance
     ---------------------         ------------------------    -----------------

All multi-property loans                                                  %
All crossed loans                                                         %
Crossed loans and multi-property loans which
  prohibit release of any related mortgaged
  property                                                                %
Crossed loans and multi-property loans which
  permit release of an individual mortgaged
  property (1)                                                            %

---------------

(1) Generally, these mortgage loans require (a) a defeasance or prepayment (in an amount equal to a percentage of the related property release amount, as described in the succeeding tables entitled "Crossed Loans" and "Mortgage Loans Secured by More than One Mortgaged Property") and (b) that the debt service coverage ratio with respect to the remaining properties is not less than the greater of (i) a specified debt service coverage ratio and/or (ii) in most cases, the debt service coverage ratio immediately prior to defeasance or prepayment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  Crossed Loans

                                                         Cut-off Date          % of Initial
 Loan No.                  Loan Name                  Principal Balance        Pool Balance        Release Price(1)
------------ --------------------------------------- --------------------- --------------------- ---------------------
--           ------                                            $------               ------%              $------
             TOTAL
                                                     ===================== =====================

-------------

(1) The release price shown is the percentage of the property release amount that the borrower must prepay or defease, as applicable, in order to obtain the release of an individual mortgaged property from the lien of the related mortgage.

(2) The _______ mortgage loan consists of ___ notes, one of which is cross-collateralized and cross-defaulted with the _______ mortgage loan. See "Description of the Mortgage Loans--Significant Mortgage Loans."

(3) Borrower is not permitted to release any individual property without the consent of the lender, which may be withheld at the sole discretion of lender.

           Mortgage Loans Secured by More than One Mortgaged Property

                                                                      Cut-off Date
    Loan                                               Number of        Principal      % of Initial       Release
     No.                  Loan Name                   Properties         Balance       Pool Balance       Price(1)
------------ --------------------------------------- --------------- ---------------- ---------------- ---------------
                                                                         $                    %                %
                                                                         $                    %                %
                                                                         $                    %                %
             TOTAL
                                                     =============== ================ ================

-------------

(1) The release price shown is the percentage of the property release amount that the borrower must prepay or defease, as applicable, in order to obtain the release of an individual mortgaged property from the lien of the related mortgage.

(2) The mortgage loan prohibits the release of an individual mortgaged property.

[Lockbox Terms                      ____________ mortgage loans, representing
                                    ____% of the initial pool balance, generally provide that all rents, credit card receipts, accounts receivable payments and other income derived from the related mortgaged properties will be paid into one of the following three types of lockboxes, each of which is described below:

                                    Hard Lockbox. Income is paid to a lockbox account controlled by the servicer on behalf of the trust fund, except that with respect to multifamily properties, income is collected and deposited in the lockbox account by the manager of the mortgaged property and, with respect to hospitality properties, cash or "over-the-counter" receipts are deposited into the lockbox account by the manager, while credit card receivables will be deposited directly into a lockbox account;

                                    Modified Lockbox. Income is paid to the
                                    manager of the mortgaged properties, other than multifamily properties, which will deposit all sums collected into a lockbox account on a regular basis; or

                                    Springing Lockbox. Income is collected by the borrower until the occurrence of a triggering event, following which a hard lockbox is put in place. Examples of triggering events include:

                                    o   a failure to pay the related mortgage
                                        loan in full on or before the related
                                        anticipated repayment date; or

                                    o   a decline, by more than a specified
                                        amount, in the net operating income of
                                        the related mortgaged property; or

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                                      S-9

--------------------------------------------------------------------------------

                                    o   a failure to meet a specified debt
                                        service coverage ratio; or

                                    o   an event of default under the mortgage.


                                    Each mortgage loan that has a lockbox is identified on Annex A. Lockbox accounts will not be assets of the trust fund. The mortgage loans provide for lockbox accounts as follows:

                                                         % of Initial            Number of
                                    Type of Lockbox      Pool Balance      Mortgaged Properties
                                    ---------------     --------------   ------------------------



Prepayment Characteristics of
the Mortgage Loans                  Each mortgage loan restricts voluntary
                                    prepayments in one or more of the following ways:

                                    o by prohibiting any voluntary prepayments for a specified period of time after the mortgage loan is originated;

                                    o   by requiring that any voluntary
                                        principal prepayment made during a
                                        specified period of time be accompanied
                                        by a yield maintenance charge; and/or

                                    o   by imposing fees or premiums in
                                        connection with full or partial
                                        voluntary principal prepayments for a
                                        specified period of time.

                                    The mortgage loans generally provide that principal prepayments may only be made:

                                    o   on a due date; or

                                    o accompanied by interest through the next due date.

                                    Additional collateral loans may also require partial principal prepayments during the related lockout period.

                                    As of the cut-off date, ____% of the
                                    mortgage loans by initial pool balance were within their respective lockout periods, and the weighted average of the lockout and/or defeasance periods was ____ months. See "Description of the Mortgage Loans--Certain Terms and Conditions of the Mortgage Loans--Prepayment Provisions" in this prospectus supplement.

Defeasance                          ________ mortgage loans, representing ____%
                                    of the initial pool balance, permit the
                                    borrower to obtain the release of the
                                    related mortgaged property, or, in the case of any crossed loan and most of the multi-property loans, one or more of the related mortgaged properties, from the lien of the related mortgage(s) upon the pledge to the trustee of certain noncallable U.S.
                                    government obligations. The U.S. government obligations must provide for payments which equal or exceed scheduled interest and principal payments due under the related mortgage note.

Additional Collateral Loans         ____ mortgage loans, representing ____% of
                                    the initial pool balance, are also secured by cash reserves or irrevocable letters of credit. The additional collateral will be released to the borrower if the borrower

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    satisfies certain conditions that may
                                    include meeting debt service coverage ratio levels and/or satisfying leasing conditions. If these conditions are not satisfied, the related reserve or credit enhancement amount may be applied to partially prepay the related mortgage loan.

                                    The loan documents relating to ____ of these mortgage loans, representing ____% of the initial pool balance, also require the payment of a yield maintenance charge in connection with any partial prepayment. See "Description of the Mortgage Loans--Certain Terms and Conditions of the Mortgage Loans--Mortgage Loans which May Require Principal Paydowns" in this prospectus supplement.

Risk Factors                        See "Risk Factors" immediately following
                                    this "Summary of Prospectus Supplement" for a discussion of the material risks in connection with the purchase of the offered certificates.

Reporting Requirements              On each distribution date, the trustee will
                                    prepare a statement to holders of the
                                    certificates and will make available or, upon request, forward it to the following parties:

                                    o   each certificateholder;

                                    o   the depositor;

                                    o   the servicer;

                                    o   the special servicer;

                                    o   the underwriter;

                                    o   each rating agency

                                    o   any other party upon the direction of
                                        the depositor; and

                                    o   if requested in writing, any potential
                                        investor.

                                    Prior to each distribution date, the
                                    servicer will deliver to the trustee the servicer reports with respect to the mortgage loans for which it is the servicer, which are in the form of the standard information package of the Commercial Mortgage Securities Association. On each distribution date, the trustee will consolidate the information in these reports and make available or, upon request, forward these reports to the following parties:

                                    o   each certificateholder;

                                    o   the depositor;

                                    o   each underwriter;

                                    o   each rating agency; and

                                    o   if requested in writing, any potential
                                        investor.

                                    In addition, the servicer will also make available at its offices or via electronic means upon reasonable advance written notice and during

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    normal business hours, the following items to the extent it has received them:

                                    o   mortgaged property operating statements;

                                    o   rent rolls, or maintenance rolls in the
                                        event that the property is a
                                        cooperative;

                                    o   retail sales information; and

                                    o   mortgaged property inspection reports.

                                    In addition, the trustee will make copies of all modifications, waivers and amendments of each mortgage loan available at its offices, upon reasonable advance written notice and during normal business hours.

                                    A current report on Form 8-K will be filed by the depositor, together with the pooling and servicing agreement, with the Securities and Exchange Commission within fifteen days after the initial issuance of the offered certificates. If mortgage loans are removed from the trust fund after the date hereof but prior to the initial issuance of the certificates, the removal will be reflected in the Form 8-K. The Form 8-K will be available to purchasers and potential purchasers of the offered certificates. You can obtain a copy of the statement to certificateholders and certain other information from the trustee through its home page on the World Wide Web. The website will initially be located at _______. You can obtain this information by facsimile by calling ________ and requesting that this information be faxed to you. Certain property level information relating to the loans serviced by ___________ will be available at its website at ________.

--------------------------------------------------------------------------------

                                  RISK FACTORS

      The risks and uncertainties described below, in addition to those risks described in the prospectus under "Risk Factors," summarize the material risks in connection with the purchase of the offered certificates. All numerical information concerning the mortgage loans is provided on an approximate basis.

                       Risks Related To The Mortgage Loans

                            [Specify Property Types]

      [Add disclosure relating to each property type as to which there exists a material concentration based on cut-off date principal balances of the underlying mortgage loans.]

Commercial and Multifamily Lending
Subjects Your
Investment to Special Risks         Commercial and multifamily lending is
                                    generally thought to be riskier than
                                    single-family residential lending because, among other things, larger loans are made to single borrowers or groups of related borrowers.

                                    The mortgage loans are secured by the
                                    following income-producing property types:

                                    o   office properties;

                                    o   anchored and unanchored retail
                                        properties;

                                    o   multifamily properties;

                                    o   residential cooperative properties;

                                    o   manufactured housing communities;

                                    o   self-storage facilities; and

                                    o   assisted living facilities.

                                    There are additional factors in connection with commercial and multifamily lending, not present in connection with single-family residential lending, which could adversely affect the economic performance of the mortgaged properties. Any one of these additional factors, discussed in more detail in this prospectus supplement, could result in a reduction in the level of cash flow from the mortgaged properties that is required to ensure timely payment on your certificates.

Your Source of Repayment on
Your Certificates Is
Limited to Payments under
the Commercial
and Multifamily Mortgage Loans      Repayment of loans secured by commercial and
                                    multifamily properties typically depends on the cash flow produced by the properties.
                                    The ratio of net cash flow to debt service of a loan secured by an income-producing property is an important measure of the risk of default on the loan.

                                    Payment on each mortgage loan is dependent primarily on:

                                    o   the net operating income of the related
                                        mortgaged property; and

                                    o   with respect to balloon loans or
                                        mortgage loans with anticipated
                                        repayment dates, the sale proceeds of
                                        the related mortgaged property, taking
                                        into account any adverse effect of a
                                        foreclosure proceeding on the sales
                                        proceeds, or refinance proceeds of the
                                        mortgage loan, whether at scheduled
                                        maturity or on the anticipated repayment date or, in the event of a default under the mortgage loan, upon the acceleration of its maturity.

                                    In general, if a mortgage loan has a
                                    relatively high loan-to-value ratio or a relatively low debt service coverage ratio, a foreclosure sale is more likely to result in proceeds insufficient to satisfy the outstanding debt.

Your Investment Is Not Insured
or Guaranteed                       The mortgage loans will not be an obligation
                                    of, or be insured or guaranteed by:

                                    o   any governmental entity;

                                    o   any private mortgage insurer;

                                    o   the depositor;

                                    o   any mortgage loan seller;

                                    o   any servicer;

                                    o   any special servicer;

                                    o   the trustee; or

                                    o   any of their respective
                                        affiliates.

                                    With respect to certain of the mortgage
                                    loans, the trust fund will have the benefit of environmental insurance policies. See "Description of the Mortgage
                                    Loans--Environmental Matters" in this
                                    prospectus supplement. Except for the
                                    mortgage loans secured by cooperative
                                    properties and certain other mortgage loans, each mortgage loan is a nonrecourse loan. If there is a default, other than a default resulting from voluntary bankruptcy, fraud or willful misconduct, there will generally only be recourse against the specific properties and other assets that have been pledged to secure the mortgage loan. Even if a mortgage loan provides for recourse to a borrower or its affiliates, it is unlikely the trust fund will ultimately recover any amounts not covered by the mortgaged property.

The Repayment of a Commercial or
Multifamily Mortgage Loan Is
Dependent on the Cash Flow
Produced by the Property Which
Can Be Volatile and Insufficient
to Allow Timely Payment on Your
Certificates                        Commercial, multifamily and, to a lesser
                                    degree, cooperative cash flows are volatile and may be insufficient to cover debt service on the related mortgage loan at any given time which may cause the value of a property to decline. Cash flows and property values generally affect:

                                    o   the ability to cover debt service;

                                    o   the ability to pay a mortgage loan in
                                        full with sales or refinance proceeds;
                                        and

                                    o   the amount of proceeds recovered upon
                                        foreclosure.

                                    Cash flows and property values depend upon a number of factors, including:

                                    o   national, regional and local economic
                                        conditions;

                                    o   local real estate conditions, as an
                                        oversupply of space similar to the
                                        related mortgaged property;

                                    o   changes or continued weakness in a
                                        specific industry segment;

                                    o   the nature of expenses:

                                    o   as a percentage of revenue;

                                    o   whether expenses are fixed or vary with
                                        revenue; and

                                    o   the level of required capital
                                        expenditures for proper maintenance and
                                        improvements demanded by tenants;

                                    o   demographic factors;

                                    o changes required by retroactive building or similar codes;

                                    o   capable management and adequate
                                        maintenance;

                                    o   location;

                                    o   with respect to mortgaged properties
                                        with uses subject to significant
                                        regulation, changes in applicable laws;

                                    o   perceptions by prospective tenants and,
                                        if applicable, their customers, of the
                                        safety, convenience, services and
                                        attractiveness of the property;

                                    o the age, construction quality and design of a particular property; and

                                    o   whether the mortgaged property is
                                        readily convertible to alternative uses.

Property Management Is
Important to the Successful
Operation of the Mortgaged
Property The successful operation of a real estate project depends in part on the performance and viability of the property manager. The property manager is generally responsible for:

                                    o   operating the property and providing
                                        building services;

                                    o establishing and implementing the rental structure;

                                    o   managing operating expenses;

                                    o   responding to changes in the local
                                        market; and

                                    o   advising the borrower with respect to
                                        maintenance and capital improvements.

                                    Properties deriving revenues primarily from short-term sources, such as hotels, self-storage facilities and assisted living facilities, generally are more management intensive than properties leased to creditworthy tenants under long-term leases.

                                    A good property manager, by controlling
                                    costs, providing necessary services to
                                    tenants and by overseeing and performing maintenance or improvements on the properties, can improve cash flow, reduce vacancy, leasing and repair costs and preserve building value. On the other hand, management errors can, in some cases, impair short-term cash flow and the long-term viability of an income-producing property.

                                    Neither the depositor nor any of the
                                    mortgage loan seller[s] make any
                                    representation or warranty as to the skills of any present or future property managers. Furthermore, we cannot assure you that the property managers will be in a financial condition to fulfill their management responsibilities throughout the terms of their respective management agreements. In addition, certain of the mortgaged properties are managed by affiliates of the applicable borrower. If a mortgage loan is in default or undergoing special servicing, this could disrupt the management of the underlying property and may adversely affect cash flow.

                                    The mortgage loans generally permit the
                                    lender to remove the property manager upon the occurrence of one or more of the following:

                                    o   an event of default;

                                    o a decline in cash flow below a specified level;

                                    o   the failure to satisfy some other
                                        specified performance trigger; or

                                    o   a determination by the lender, in its
                                        reasonable judgment, that the continued
                                        management of the mortgaged property by
                                        the manager may have an adverse effect
                                        on the value of the mortgaged property
                                        or on the ability of the borrower to
                                        perform its obligations under the
                                        related mortgage.

[Reliance on a Single
Tenant Increases the Risk
that Cash
Flow Will Be Interrupted]           [_____ mortgaged properties securing ___% of
                                    the initial pool balance are leased by a single tenant. Reliance on a single tenant may increase the risk that cash flow will be interrupted, which will adversely affect the ability of a borrower to repay the mortgage loan.]

Losses on Larger Loans May
Adversely Affect Payment on
Your Certificates                   Certain of the mortgage loans or groups of
                                    [cross-collateralized mortgage loans] have cut-off date principal balances that are substantially higher than the average cut-off date principal balance. In general, these concentrations can result in losses that are more severe than would be the case if the aggregate balance of these mortgage loans were more evenly distributed among the mortgage loans in the pool. The following chart lists the ten largest mortgage loans or groups of cross-collateralized mortgage loans.

                                                   ____ Largest Mortgage Loans

                                                             Cut-off Date      % of Initial Pool
                                          Loan Name        Principal Balance         Balance
                                    --------------------  -------------------  -----------------



[Mortgage Loans to Related
Borrowers May Result in More
Severe Losses on Your
Certificates]                       [___ of the mortgage loans, representing
                                    ___% of the initial pool balance, were made to borrowers under common ownership and are not cross-collateralized. Mortgage loans with the same borrower or related borrowers pose additional risks. Some of these risks include:

                                    o   financial difficulty at one mortgaged
                                        property could cause the owner to defer
                                        maintenance at another mortgaged
                                        property in order to satisfy current
                                        expenses with respect to the troubled
                                        mortgaged property; and

                                    o   the owner could attempt to avert
                                        foreclosure on one mortgaged property by filing a bankruptcy petition that might have the effect of interrupting monthly payments for an indefinite period on all of the related mortgage loans.]

                             Related Borrower Loans

      Loan No.              Property Name            Cut-off Date Principal Balance        % of Initial Pool Balance
------------------    -------------------------    ----------------------------------    -----------------------------



[Enforceability of
Cross-Collateralized and
Cross-Defaulted Mortgage
Loans May Be Challenged]            [__ of the mortgage loans, representing ___%
                                    of the initial pool balance, are
                                    cross-collateralized and cross-defaulted with other mortgage loans in the mortgage pool. These arrangements attempt to reduce the risk that one mortgaged property may not generate enough net operating income to pay debt service.

                                    o   Cross-collateralization arrangements
                                        involving more than one borrower could
                                        be challenged as a fraudulent conveyance if:

                                    o   one of the borrowers were to become a
                                        debtor in a bankruptcy case, or were to
                                        become subject to an action brought by
                                        one or more of its creditors outside a
                                        bankruptcy case;

                                    o   the related borrower did not receive
                                        fair consideration or reasonably
                                        equivalent value in exchange for
                                        allowing its mortgaged property to be
                                        encumbered; and

                                    o   at the time the lien was granted, the
                                        borrower was:

                                    o   insolvent;

                                    o   inadequately capitalized; or

                                    o   unable to pay its debts.]

[A Borrower's Other Loans
May Reduce the Cash Flow
Available to Operate and
Maintain the Mortgaged
Property or Interfere with
Lender's Rights under the
Mortgage Loans which May
Adversely Affect Payments on
Your Certificates]                  [Other than as described in the succeeding
                                    paragraphs, the mortgage loans generally prohibit borrowers from incurring any additional debt that is secured by the related mortgaged property. However, subject, in most cases, to certain limitations relating to maximum amounts, borrowers generally may incur trade and operational debt in connection with the ordinary operation and maintenance of the related mortgaged property.

                                    The existence of other debt could:

                                    o adversely affect the financial viability of the borrowers by reducing the cash flow available to the borrowers to operate and maintain the mortgaged property;

                                    o   adversely affect the security interest
                                        of the lender in the equipment or other
                                        assets acquired through its financings;

                                    o   complicate bankruptcy proceedings; and

                                    o   delay foreclosure on the mortgaged
                                        property.

                                    The borrowers under __ mortgage loans
                                    secured by residential cooperatives, which collectively represent __% of the initial pool balance, have granted subordinate liens on the properties related to these loans to secure subordinate indebtedness on these properties. With respect to these mortgage loans, no subordination and standstill agreements have been executed, and the holder of the subordinate mortgage may foreclose on the related mortgaged property upon the occurrence of an event of default under the related subordinated mortgage. If the holder of the subordinate mortgage did foreclose, it would take title to the related mortgaged property subject to the trust fund's priority lien thereon.

                                    The borrowers under __ other mortgage loans, all of which are secured by residential cooperative properties, which collectively represent __% of the initial pool balance, are also permitted to incur a limited amount of indebtedness secured by the related mortgaged properties. It is a condition to the incurrence of any future secured subordinate indebtedness on these mortgage loans that: (i) the aggregate LTV of these loans be below certain thresholds, generally __% calculated on a loan-to-value ratio - cooperative basis, as described under "Description of the Mortgage
                                    Loans--Additional Mortgage Loan
                                    Information"; and (ii) subordination
                                    agreements be put in place between the
                                    trustee and the related lenders.]

[A Mezzanine Loan to a
Borrower or Borrower's
Parent or a Preferred
Equity Financing related to
a Borrower May Adversely
Affect Payments on
Your Certificates]

                                    [The borrowers under __ mortgage loans,
                                    representing __% of the initial pool balance have informed the mortgage loan seller[s] that the equity in these borrowers has been pledged to secure mezzanine loans from lenders not affiliated with any mortgage loan seller.

                                    Upon a default under a mezzanine loan, the mezzanine loan lender would be entitled to foreclose upon the equity in the related borrower that has been pledged to secure payment of the mezzanine loan. This transfer of equity would not trigger the "due-on-sale" clause under the related mortgage loan, as described in this prospectus supplement. If the mezzanine loan lender attempts to foreclose upon the pledged equity, the obligor may file for bankruptcy. A mezzanine loan may not be transferred to another entity without the consent of the applicable servicer and the rating agencies or unless the related entity satisfies certain requirements set forth in the pooling and servicing agreement.

                                    No mezzanine loan lender has a lien on, or has the power to foreclose on, any of the mortgaged properties or on any of the escrow accounts, lockbox accounts or cash collateral accounts established under the related mortgage loans. The mezzanine loan lender's only remedy in the event of non-payment is to foreclose upon the equity and cash collateral accounts pledged to it and to terminate the related property manager.

                                    The borrowers under __ mortgage loans,
                                    representing __% of the initial pool balance have informed the mortgage loan seller[s] that one or more parties own preferred equity in these borrowers.

                                    A preferred equity holder may be entitled to receive certain preferred distributions prior to distributions being made to the other partners or members from funds remaining after all required monthly debt service payments, reserve payments and other payments under the related mortgage loan are made, any obligations to other creditors have been satisfied when due and all monthly operating expenses with respect to the related mortgaged property have been paid.

                                    Additionally, a preferred equity holder may be entitled to (i) terminate and replace the manager of the related mortgaged property or properties, or the managing member or general partner of the borrower upon the occurrence of certain specified breaches or, in some cases, if the debt service coverage ratio falls below certain levels and (ii) approve various significant decisions made by the borrowers.]

The Operation of the
Mortgaged Property upon
Foreclosure of the Mortgage
Loan May Affect the Tax
Status of the Trust Fund and
Adversely Affect the
Certificates                        If the trust fund were to acquire a
                                    mortgaged property pursuant to a foreclosure or delivery of a deed in lieu of foreclosure, the related special servicer would be required to retain an independent contractor to operate and manage the mortgaged property. In addition, any net income from the property other than qualifying "rents from real property" would subject the lower-tier REMIC to federal and possibly state or local tax on this income at the highest marginal federal corporate tax rate currently 35%. This would reduce net proceeds available for distribution to certificateholders. Rents from real property does not include any rental income based on the net profits of a tenant or sub-tenant or allocable to a service that is non-customary in the area and for the type of building involved.

Geographic Concentration of
the Mortgaged Properties
May Adversely Affect
Payment on
Your Certificates                   The concentration of mortgaged properties in
                                    a specific state or region will make the performance of the pool of mortgage loans, as a whole, more sensitive to the following factors in the state or region where the borrowers and the mortgaged properties are concentrated:

                                    o   economic conditions, including real
                                        estate market conditions;

                                    o changes in governmental rules and fiscal policies;

                                    o   acts of God, which may result in
                                        uninsured losses; and

                                    o   other factors which are beyond the
                                        control of the borrowers.

                                    The mortgaged properties are located in __ states and the District of Columbia. The table below sets forth the states in which a significant percentage of the mortgaged properties are located. Except as set forth below, no state contains more than __%, by cut-off date principal balance of allocated loan amount, of the mortgaged properties.

                                Significant Geographic Concentrations of Mortgaged Properties

                                                                                Number of
                                                                % of Initial    Mortgaged
                                               State            Pool Balance    Properties
                                    --------------------------  ------------   ------------



Some Remedies May Not Be
Available Following a
Mortgage
Loan Default                        The mortgage loans contain "due-on-sale" and
                                    "due-on-encumbrance" clauses. These clauses permit the holder of the mortgage loan to accelerate the maturity of the mortgage loan if the related borrower sells or otherwise transfers or encumbers the related mortgaged property or its interest in the mortgaged property in violation of the terms of the mortgage. [All] of the mortgage loans also include a debt-acceleration clause. A debt-acceleration clause which permits the lender to accelerate the debt upon specified monetary or non-monetary defaults of the borrower.

                                    The courts of all states will enforce
                                    clauses providing for acceleration in the event of a material payment default. The equity courts of a state, however, may refuse the foreclosure or other sale of a mortgaged property or refuse to permit the acceleration of the indebtedness as a result of a default deemed to be immaterial or if the exercise of these remedies would be inequitable or unjust.

                                    Each of the mortgage loans is secured by an assignment of leases and rents from the borrower, which assignment may be contained within the mortgage document. However, in many cases, the borrower generally may collect rents for so long as there is no default. As a result, the trust fund's rights to these rents will be limited because:

                                    o   the trust fund may not have a perfected
                                        security interest in the rent payments
                                        until the related servicer collects
                                        them;

                                    o the related servicer may not be entitled to collect the rent payments without court action; and

                                    o   the bankruptcy of the related borrower
                                        could limit the related servicer's
                                        ability to collect the rents.

Environmental Laws May
Adversely Affect Mortgaged
Property Cash Flow                  Under various federal and state laws, a
                                    current or previous owner or operator of real property may be liable for the costs of cleanup of environmental contamination on, under, at, or emanating from the property.
                                    These laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of the contamination. The costs of any required cleanup and the owner's liability for these costs are generally not limited under these laws and could exceed the value of the property and/or the aggregate assets of the owner. Contamination of a property may give rise to a lien on the property to assure the costs of cleanup. An environmental lien may have priority over the lien of an existing mortgage. In addition, the presence of hazardous or toxic substances, or the failure to properly clean up contamination on the property, may adversely affect the owner's or operator's future ability to refinance the property.

                                    Certain environmental laws impose liability for releases of asbestos into the air, and govern the responsibility for the removal, encapsulation or disturbance of asbestos containing materials when the asbestos containing materials are in poor condition or when a property with asbestos containing materials undergoes renovation or demolition. Certain laws impose liability for lead-based paint, lead in drinking water, elevated radon gas inside buildings, and releases of polychlorinated biphenyl compounds Third parties may also seek recovery from owners or operators of real property for personal injury associated with exposure to asbestos, lead, radon, and polychlorinated biphenyl compounds.

                                    As described in this prospectus supplement under "Description of the Mortgage Loans--Mortgage Loan Seller Underwriting Standards," no assessment, study or updated database search revealed any environmental condition or circumstance that the depositor believes will have a material adverse impact on the value of the related mortgaged property or the related borrower's ability to pay its debt. It is possible that the environmental site assessments did not reveal all environmental liabilities or that there are material environmental liabilities of which neither the mortgage loan seller[s] nor the depositor are aware. It is also possible that the environmental condition of the mortgaged properties in the future could be affected by tenants, occupants, or by third parties unrelated to the borrowers.

                                    There can be no assurance that any of these environmental conditions will not have a material adverse effect on the value or cash flow of the related mortgaged property. [With respect to ____ of the mortgaged properties, which represent ___% of the initial pool balance, the lender and/or the related borrower obtained an insurance policy against losses and expenses relating to certain environmental contamination or potential contamination which was identified on the related mortgaged properties or in lieu of performing a Phase II environmental assessment where one was recommended.] See "Description of the Mortgage
                                    Loans--Environmental Matters" in this
                                    prospectus supplement.

                                    The borrowers generally agreed to establish and maintain operations and maintenance programs, abatement programs and/or environmental reserves in cases where the environmental assessments revealed:

                                    o           the existence of material
                                                amounts of friable and/or
                                                non-friable asbestos;

                                    o           underground storage tanks that
                                                needed to be replaced or
                                                removed;

                                    o           lead-based paint at certain of
                                                the multifamily residential
                                                properties; or

                                    o           other adverse environmental
                                                conditions, including
                                                polychlorinated biphenyl
                                                compounds in equipment, elevated
                                                radon levels or contamination of
                                                soil and/or groundwater.

One Action Rules May Limit
Remedies Several states, including California, have laws that prohibit more than one "judicial action" to enforce a mortgage obligation, and some courts have construed the term "judicial action" broadly. Accordingly, the applicable special servicer is required to obtain advice of counsel prior to enforcing any of the trust fund's rights under any of the mortgage loans that include mortgaged properties where the rule could be applicable. In the case of either a cross-collateralized and cross-defaulted mortgage loan or a multi-property loan, which is secured by mortgaged properties located in multiple states, the applicable special servicer may be required to foreclose first on properties located in states where the "one action" rules apply, and where non-judicial foreclosure is permitted, before foreclosing on properties located in states where judicial foreclosure is the only permitted method of foreclosure.

Appraisals and Market
Studies May Inaccurately
Reflect the Value of the
Mortgaged
Properties                          In connection with the origination of each
                                    of the mortgage loans, the related mortgaged property was appraised by an independent appraiser.

                                    In general, appraisals are not guarantees, and may not be indicative, of present or future value because:

                                    o   they represent the analysis and opinion
                                        of the appraiser at the time the
                                        appraisal is conducted;

                                    o   there can be no assurance that another
                                        appraiser would not have arrived at a
                                        different valuation, even if the
                                        appraiser used the same general approach to, and the same method of, appraising the mortgaged property; and

                                    o   appraisals seek to establish the amount
                                        a typically motivated buyer would pay a
                                        typically motivated seller and
                                        therefore, could be significantly higher than the amount obtained from the sale of a mortgaged property under a distress or liquidation sale.

Property Managers and
Borrowers May Each
Experience Conflicts of
Interest in Managing
Multiple Properties                 Each of the managers of the mortgaged
                                    properties and the borrowers may experience conflicts of interest in the management and/or ownership of these properties because:

                                    o   a substantial number of the mortgaged
                                        properties are managed by property
                                        managers affiliated with the respective
                                        borrowers;

                                    o   these property managers also may manage
                                        additional properties, including
                                        properties that may compete with the
                                        mortgaged properties; and

                                    o   affiliates of the managers and/or the
                                        borrowers, or the managers and/or the
                                        borrowers themselves, also may own other properties, including competing properties.

Servicer[s] and Special
Servicer[s] May Experience
Conflicts of Interest               The servicers and special servicers will
                                    service loans other than those included in the trust fund in the ordinary course of their businesses. These loans may include mortgage loans similar to the mortgage loans in the trust fund. These mortgage loans and the related mortgaged properties may be in the same markets as the mortgaged properties. They may also have owners, obligors and/or property managers in common with, certain of the mortgage loans and the mortgaged properties.

                                    In these cases, the interests of the
                                    servicers or special servicers, as
                                    applicable, and their other clients may
                                    differ from and compete with the interests of the trust fund and these activities may adversely affect the amount and timing of collections on the mortgage loans. Under the pooling and servicing agreement, the servicer and the special servicer is required to service the mortgage loans that each of them services in the same manner, and with the same care, as similar mortgage loans for their own portfolio or for the portfolios of third parties.

Leasehold Interests Are
Subject
to Terms of the Ground Lease        [_____ of the mortgage loans, representing
                                    ___% of the initial pool balance, are
                                    primarily secured by leasehold interests with respect to which the related owner of the fee estate has not mortgaged the fee estate as security for the related mortgage loan. For the purposes of this prospectus supplement, for any mortgaged property with respect to which the ground lessee and ground lessor are both parties to the mortgage, the mortgaged property has been categorized as a fee simple estate. For any mortgaged property that partially consists of a leasehold interest, the encumbered interest has been categorized as a fee simple interest if the leasehold interest does not constitute a material portion of the mortgaged property.]

                                    Upon the bankruptcy of a lessor or a lessee under a ground lease, the debtor entity has the right to continue or terminate the ground lease. Pursuant to section 365(h) of the federal bankruptcy code, a ground lessee whose ground lease is terminated by a debtor ground lessor has the right to remain in possession of its leased premises under the rent reserved in the lease for the term of the ground lease, including any renewals, but is not entitled to enforce the obligation of the ground lessor to provide any services required under the ground lease. In the event of concurrent bankruptcy proceedings involving the ground lessor and the ground lessee/ borrower, the ground lease could be terminated.

Changes in Zoning Laws May
Affect Ability to Repair or
Restore Mortgaged Property          Due to changes in applicable building and
                                    zoning ordinances and codes affecting
                                    certain of the mortgaged properties which have come into effect after the construction of these properties, certain mortgaged properties may not comply fully with current zoning laws because of:

                                    o   density;

                                    o   use;

                                    o   parking;

                                    o   set-back requirements; or

                                    o   other building related conditions.

                                    These changes will not interfere with the current use of the mortgaged property. However, these changes may limit the ability of the related borrower to rebuild the premises "as is" in the event of a substantial casualty loss which may adversely affect the ability of the borrower to meet its mortgage loan obligations from cash flow. Generally, all mortgaged properties which no longer conform to current zoning ordinances and codes require the borrower to maintain "law and ordinance" coverage which will insure the increased cost of construction to comply with current zoning ordinances and codes. Insurance proceeds may not be sufficient to pay off the mortgage loan in full. In addition, if the mortgaged property were to be repaired or restored in conformity with then current law, its value could be less than the remaining balance on the mortgage loan and it may produce less revenue than before repair or restoration.

Engineering Reports May Not
Discover All Required
Repairs and Replacements            Substantially all of the mortgaged
                                    properties, by aggregate principal balance, were inspected by engineering firms at the time the mortgage loans were originated or acquired to evaluate:

                                    o   structure;

                                    o   exterior walls;

                                    o   roofing;

                                    o   interior construction;

                                    o   mechanical and electrical systems;

                                    o   general condition of the site; and

                                    o buildings and other improvements located on the mortgaged properties.

                                    There can be no assurance that all
                                    conditions requiring repair or replacement have been identified in these inspections.

Compliance with Americans
with Disabilities Act May
Result in Additional Costs          Under the Americans with Disabilities Act of
                                    1990, all public accommodations are required to meet certain federal requirements related to access and use by disabled persons. To the extent a mortgaged property does not comply with the Americans with Disabilities Act of 1990, the related borrower may be required to incur costs to comply with this law. In addition, noncompliance could result in the imposition of fines by the federal government or an award of damages to private litigants.

Litigation May Affect the
Timing and/or Payment on
Your Certificates                   There may be legal proceedings pending and,
                                    from time to time, threatened against a
                                    borrower or its affiliates arising out of the ordinary course of business of the borrower and its affiliates. There can be no assurance that this litigation will not have a material adverse effect on the distributions to certificateholders.

Potential Defaults under
Certain Mortgage Loans May
Affect the Timing and/or
Payment on Your
Certificates                        Any defaults that may occur under the
                                    mortgage loans may result in shortfalls in the payments on these mortgage loans. Even if these defaults are non-monetary, the Servicer[s] may still accelerate the maturity of the related mortgage loan which could result in an acceleration of payments to Certificateholders.

Certain Loans May Require
Principal Paydowns which
May Reduce the Yield on Your
Certificates                        [_____ of the mortgage loans, representing
                                    ___% of the initial pool balance, may
                                    require the related borrower to make partial prepayments if certain conditions, including, in certain cases, meeting certain debt service coverage ratios and/or satisfying certain leasing conditions, have not been satisfied. The required prepayment may need to be made even though the mortgage loan is in its lockout period. With respect to prepayments on these mortgage loans, the holders of any class of offered certificates receiving the required prepayment will be entitled to receive, only from amounts actually paid by the borrower to the related servicer and not from assets of the trust fund, any prepayment premium or yield maintenance charge payments required by the loan documents. See "Description of the Mortgage Loans--Certain Terms and Conditions of the Mortgage Loans--Mortgage Loans which May Require Principal Paydowns."]

Availability of Casualty
Insurance Covering Damage
from Terrorist Acts May Be
Limited and May Result in
Additional Costs to
Borrowers                           After the September 11, 2001 terrorist
                                    attacks in New York City, the Washington,
                                    D.C. area and Pennsylvania, the cost of
                                    insurance coverage for acts of terrorism increased and the availability of such insurance decreased. In an attempt to redress this situation, on November 26, 2002, the President signed into law the Terrorism Risk Insurance Act of 2002, which establishes a three-year federal back-stop program under which the federal government and the insurance industry will share in the risk of loss associated with certain future terrorist attacks.

                                    Pursuant to the provisions of the act,

                                    (a) qualifying insurers must offer terrorism insurance coverage in all property and casualty insurance polices on terms not materially different than terms applicable to other losses,

                                    (b) the federal government will reimburse insurers 90% of amounts paid on claims, in excess of a specified deductible, provided that aggregate property and casualty insurance losses resulting from an act of terrorism exceed $5,000,000,

                                    (c) the government's aggregate insured
                                    losses are limited to $100 billion per
                                    program year,

                                    (d) reimbursement to insurers will require a claim based on a loss from a terrorist act,

                                    (e) to qualify for reimbursement, an insurer must have previously disclosed to the policyholder the premium charged for terrorism coverage and its share of anticipated recovery for insured losses under the federal program, and

                                    (f) the federal program by its terms will terminate December 31, 2005.

                                    With regard to existing policies, the act provides that any terrorism exclusion in a property and casualty insurance contract currently in force is void if the exclusion exempts losses that would otherwise be subject to the act; provided, that an insurer may reinstate such a terrorism exclusion if the insured either (a) authorizes such reinstatement in writing or
                                    (b) fails to pay the premium increase
                                    related to the terrorism coverage within 30 days of receiving notice of such premium increase and of its rights in connection with such coverage.

                                    The Terrorism Risk Insurance Act of 2002 only applies to losses resulting from attacks that have been committed by individuals on behalf of a foreign person or foreign interest, and does not cover acts of purely domestic terrorism. Further, any such attack must be certified as an "act of terrorism" by the federal government, which decision is not subject to judicial review. As a result, insurers may continue to try to exclude losses resulting from terrorist acts not covered by the act from coverage under their policies. Moreover, the act still leaves insurers with high potential exposure for terrorism-related claims due to the deductible and copayment provisions thereof. Because nothing in the act prevents an insurer from raising premium rates on policyholders to cover potential losses, or from obtaining reinsurance coverage to offset its increased liability, the cost of premiums for such terrorism insurance coverage is still expected to be high. Finally, upon expiration of the federal program, there is no assurance that subsequent terrorism legislation would be passed.

                                    The master servicer will use reasonable
                                    efforts to cause the borrower to maintain or, if the borrower does not so maintain, the master servicer will maintain all-risk casualty insurance (the cost of which will be payable as a servicing advance) which does not contain any carve-out for terrorist or similar acts to the extent not prohibited by the terms of the related note and mortgage. The master servicer will not be required to call a default under a mortgage loan if the related borrower fails to maintain such insurance, and the master servicer will not be required to maintain such insurance, if the special servicer has determined in accordance with the servicing standard that either--

                                    o   such insurance is not available at
                                        commercially reasonable rates and that
                                        such hazards are not at the time
                                        commonly insured against for properties
                                        similar to the mortgaged property and
                                        located in or around the region in which such mortgaged property is located, or

                                    o   such insurance is not available at any
                                        rate.

                                    In the event that any mortgaged property sustains damage as a result of an uninsured terrorist or similar act, a default on the related mortgage loan may result and such damaged mortgaged property may not provide adequate collateral to satisfy all amounts owing under such mortgage loan, which could result in losses on some classes of the certificates.

                                    If the borrower is required, as determined by the special servicer, to maintain such insurance for terrorist or similar acts, the borrower may incur higher costs for insurance premiums in obtaining such coverage which would have an adverse effect on the net cash flow of the related mortgaged properties.

                    Risks Related to the Offered Certificates

The Trust Fund's Assets May
Be Insufficient to Allow
for Repayment in Full on
Your Certificates                   If the assets of the trust fund are
                                    insufficient to make payments on the offered certificates, no other assets will be available for payment of the deficiency.

Prepayments and Defaults
May Reduce the Yield on Your
Certificates                        The yield to maturity on each class of
                                    certificates will depend in part on the
                                    following:

                                    o   the purchase price for the certificates

                                    o   the rate and timing of voluntary and
                                        involuntary principal prepayments,
                                        including repurchases by a mortgage loan seller[s] for breaches of representations and warranties;

                                    o the rate and timing of delinquencies and losses;

                                    o   interest shortfalls resulting from
                                        prepayments; and

                                    o the receipt and allocation of prepayment premiums and/or yield maintenance charges.

                                    The investment performance of the offered certificates may be materially different from what you expected if the assumptions you make with respect to the factors listed above are incorrect.

                                    If you purchase an offered certificate at a premium and principal distributions on the certificate, including voluntary and involuntary prepayments, occur at a rate faster than you anticipated at the time of purchase, and even if prepayment premiums or yield maintenance charges are collected, your actual yield to maturity may be lower than the yield you assumed at the time of purchase. Conversely, if you purchase an offered certificate at a discount and principal distributions on the certificate, including voluntary and involuntary prepayments, occur at a rate slower than that you assumed at the time of purchase, your actual yield to maturity may be lower than the yield you assumed at the time of purchase.

                                    Generally speaking, borrowers are less
                                    likely to prepay if prevailing interest
                                    rates are at or above the rates borne by the mortgage loans. On the other hand, borrowers are more likely to prepay if prevailing rates fall significantly below the interest rates of the mortgage loans. Borrowers are less likely to prepay mortgage loans with lockout periods, prepayment premium provisions or yield maintenance charge provisions, to the extent enforceable, than otherwise identical mortgage loans without these provisions, with shorter lockout periods or with lower prepayment premiums or yield maintenance charges. The servicers will not be required to advance any prepayment premiums or yield maintenance charges.

                                    Delinquencies on the mortgage loans, if the delinquent amounts are not advanced, may result in shortfalls in distributions of interest and/or principal to the offered certificates for the current month. Any late payments received on or in respect of the mortgage loans will be distributed to the certificates in the priorities described more fully in this prospectus supplement, but no interest will accrue on this shortfall during the period of time that the payment is delinquent. Even if losses on the mortgage loans are allocated to a particular class of offered certificates, the losses may affect the weighted average life and yield to maturity of other classes of certificates. Losses on the mortgage loans, to the extent not allocated to a class of offered certificates, may result in a higher percentage ownership interest evidenced by these certificates than would otherwise have resulted absent the loss. The consequent effect on the weighted average life and yield to maturity of the offered certificates will depend upon the characteristics of the remaining mortgage loans.

                                    Provisions requiring prepayment premiums or yield maintenance charges may not be enforceable in some states and under federal bankruptcy law, and may constitute interest for usury purposes. Accordingly, no assurance can be given that the obligation to pay a prepayment premium or a yield maintenance charge will be enforceable or, if enforceable, that the foreclosure proceeds will be sufficient to pay the prepayment premium or yield maintenance charge. Additionally, although the collateral substitution provisions related to defeasance are not intended to be, and do not have the same effect on the certificateholders as, a prepayment, there can be no assurance that a court would not interpret these provisions as requiring a prepayment premium or yield maintenance charge which may be unenforceable or usurious under applicable law.

The Servicer'[s] Right to
Receive Interest on
Advances May Result in
Additional Losses to the
Trust Fund                          The servicer or the trustee, as applicable,
                                    will be entitled to receive interest on
                                    unreimbursed advances and unreimbursed
                                    servicing expenses. This interest will
                                    generally accrue from the date on which the related advance is made or the related expense is incurred through the date of reimbursement. The right to receive these payments of interest is senior to the rights of certificateholders to receive distributions on the offered certificates and, consequently, may result in losses being allocated to the offered certificates that would not have resulted absent the accrual of this interest.

If the Servicer[s] or
Special Servicer[s]
Purchase Certificates, a
Conflict of Interest Could
Arise between Their Duties
and Their Interests in the
Certificates                        The servicers or special servicers or an
                                    affiliate thereof may purchase any class of certificates. It is anticipated that one or more of the special servicers may purchase all or a portion of the [Class G, Class H, Class J, Class K, Class L, Class M and Class
                                    N] Certificates. However, there can be no assurance that any special servicer or an affiliate of any special servicer will purchase any certificates. The purchase of certificates by a servicer or special servicer could cause a conflict between its duties pursuant to the pooling and servicing agreement and its interest as a holder of a certificate, especially to the extent that certain actions or events have a disproportionate effect on one or more classes of certificates. However, under the pooling and servicing agreement, the servicer and the special servicer is required to service the mortgage loans that each of them services in the same manner, and with the same care, as similar mortgage loans for their own portfolio or for the portfolios of third parties.

Special Servicer[s] May Be
Removed by Certain Investors
without Cause                       The holders of a majority of the percentage
                                    interests of the controlling class,
                                    initially a portion of which may be
                                    purchased by the special servicers, will be entitled, at their option, to remove any special servicer, with or without cause, and appoint a successor special servicer chosen by these holders without the consent of the holders of any other certificates, the trustee or the related servicer, provided that each rating agency confirms in writing that the removal and appointment, in and of itself, would not cause a downgrade, qualification or withdrawal of the then current ratings assigned to any class of certificates and provided that these holders pay the expense of the removal and appointment.

Book-Entry Registration of
the Certificates May
Require You To Exercise
Your Rights Through
The Depository Trust Company        Each class of offered certificates initially
                                    will be represented by one or more
                                    certificates registered in the name of Cede
                                    & Co., as the nominee for The Depository
                                    Trust Company, generally referred to as DTC, and will not be registered in the names of the related beneficial owners of certificates or their nominees. As a result, unless and until definitive certificates are issued, beneficial owners of offered certificates will not be recognized as "certificateholders" for certain purposes.
                                    Therefore, until you are recognized as a "certificateholder," you will be able to exercise the rights of holders of certificates only indirectly through The
                                    Depository Trust Company, and its
                                    participating organizations.

                                    As a beneficial owner holding a certificate through the book-entry system, you will be entitled to receive the reports described under "The Pooling and Servicing Agreement--Reports to Certificateholders;
                                    Available Information" and notices only
                                    through the facilities of DTC and its
                                    respective participants or from the trustee, if you have certified to the trustee that you are a beneficial owner of offered certificates using the form annexed to the pooling and servicing agreement. Upon presentation of evidence satisfactory to the trustee of your beneficial ownership interest in the offered certificates, you will be entitled to receive, upon request in writing, copies of monthly reports to certificateholders from the trustee.

You May Be Bound by the
Actions of Other
Certificateholders                  In some circumstances, the consent or
                                    approval of the holders of a specified
                                    percentage of the certificates will be
                                    required to direct, consent to or approve certain actions, including amending the pooling and servicing agreement. In these cases, this consent or approval will be sufficient to bind all holders of certificates.

Lack of a Secondary Market
for the Certificates May
Make It Difficult for You
to Resell Your
Certificates                        There currently is no secondary market for
                                    the offered certificates. Although the
                                    underwriter[s] have advised the depositor that they currently intend to make a secondary market in the offered certificates, they are under no obligation to do so. Accordingly, there can be no assurance that a secondary market for the offered certificates will develop. Moreover, if a secondary market does develop, there can be no assurance that it will provide you with liquidity of investment or that it will continue for the life of the offered certificates. The offered certificates will not be listed on any securities exchange.
                                    Lack of liquidity could adversely affect the market value of the offered certificates.
                                    The market value of the offered certificates at any time may be affected by many other factors, including then prevailing interest rates, and no representation is made by any person or entity as to what the market value of any offered certificate will be at any time.

The Aftermath of the
Terrorist Attacks on
September 11, 2001 May
Adversely Affect the Value
of Your Offered
Certificates and Payments
on the Underlying
Mortgage Loans                      On September 11, 2001, the United States was
                                    subjected to multiple terrorist attacks, resulting in the loss of many lives and massive property damage and destruction in New York City, the Washington D.C. area and
                                    Pennsylvania. It is impossible to predict the extent to which future terrorist activities may occur in the United States.

                                    The United States military currently
                                    occupies Iraq and maintains a presence in Afghanistan, which may prompt further terrorist attacks against the United States.

                                    It is uncertain what effects the U.S.
                                    military occupation of Iraq, any future
                                    terrorist activities in the United States or abroad and/or any consequent actions on the part of the United States Government and others, including military action, could have on general economic conditions, real estate markets, particular business segments (including those that are important to the performance of commercial and multifamily mortgage loans) and/or insurance costs and the availability of insurance coverage for terrorist acts. Among other things, reduced investor confidence could result in substantial volatility in securities markets and a decline in real estate-related investments.

                                    As a result of the foregoing, defaults on commercial real estate loans could increase; and, regardless of the performance of the underlying mortgage loans, the liquidity and market value of the offered certificates may be impaired.

              CAPITALIZED TERMS USED IN THIS PROSPECTUS SUPPLEMENT

      From time to time we use capitalized terms in this prospectus supplement. A Capitalized term used throughout this prospectus supplement will have the meaning assigned to it in the "Glossary" attached to this prospectus supplement.

                           FORWARD-LOOKING STATEMENTS

      This prospectus supplement and the accompanying prospectus includes the words "expects," "intends," "anticipates," "estimates" and similar words and expressions. These words and expressions are intended to identify forward-looking statements. Any forward-looking statements are made subject to risks and uncertainties which could cause actual results to differ materially from those stated. These risks and uncertainties include, among other things, declines in general economic and business conditions, increased competition, changes in demographics, changes in political and social conditions, regulatory initiatives and changes in customer preferences, many of which are beyond our control and the control of any other person or entity related to this offering. The forward-looking statements made in this prospectus supplement are accurate as of the date stated on the cover of this prospectus supplement. We have no obligation to update or revise any forward-looking statement.

                        DESCRIPTION OF THE MORTGAGE LOANS


General

      The Trust Fund will consist primarily of ___ [fixed rate]/[adjustable rate] loans, secured by ___ multifamily, commercial and residential cooperative properties, (the "Mortgage Loans"). The Mortgage Loans will have an aggregate principal balance of approximately $________ (the "Initial Pool Balance") as of ________ __, 200_ (the "Cut-off Date"), subject to a variance of plus or minus
__%. For the purposes of this prospectus supplement, any Multi-Property Loan is considered to be one Mortgage Loan. Any loans made to affiliated borrowers are considered separate Mortgage Loans. For purposes of describing the property type and geographic distribution of Mortgaged Properties, Allocated Loan Amounts, as shown on Annex A, are used for Multi-Property Loans. All numerical information provided in this prospectus supplement with respect to the Mortgage Loans is provided on an approximate basis. All percentages of the Trust Fund, or of any specified sub-group thereof, referred to in this prospectus supplement without further description are approximate percentages by aggregate Cut-off Date Principal Balance. Descriptions of the terms and provisions of the Mortgage Loans are generalized in the aggregate. Many of the individual Mortgage Loans have specific terms and provisions that deviate from the general description.

      Each Mortgage Loan is evidenced by one or more notes (each, a "Mortgage Note"), and secured by one or more mortgages, deeds of trust or other similar security instruments (each, a "Mortgage"). Each of the Mortgages creates a first lien on the interests of the related borrower in certain land used for commercial or multifamily residential purposes, all buildings and improvements thereon and certain personal property located thereon, and, in certain cases, reserve funds (collectively, "Mortgaged Properties"), as set forth in the following table:

                               Security for the Mortgage Loans


         Interest of               % of Initial                Number of
     Borrower Encumbered          Pool Balance(1)         Mortgaged Properties
-----------------------------    ----------------       ------------------------
Fee(2).......................             %
Leasehold....................             %
TOTAL........................             %

-------------

(1) Based on the principal balance of the Mortgage Loan or, for any Multi-Property Loan, the Allocated Loan Amount with respect to each portion of the related Mortgaged Property.

(2) For any Mortgaged Property subject to a ground lease where the ground lessee and ground lessor are both parties to the Mortgage, the Mortgaged Property was categorized as a fee simple estate. For any Mortgaged Property that partially consists of a leasehold interest, the encumbered interest has been categorized as a fee simple interest if the leasehold interest does not constitute a material portion of the Mortgaged Property.

      Each Mortgaged Property consists of land improved by--

      o an office building, an "Office Property" any Mortgage Loan secured thereby, an "Office Loan";

      o a retail property, a "Retail Property" and any Mortgage Loan secured thereby, a "Retail Loan";

      o an apartment building or complex consisting of five or more rental units, a "Multifamily Property" and any Mortgage Loan secured thereby, a "Multifamily Loan";

      o a full or limited service or extended stay hotel/motel property, a "Hospitality Property" or a "Lodging Property," and any Mortgage Loan secured thereby, a "Hospitality Loan" or a "Lodging Loan";

      o an industrial property, an "Industrial Property" and any Mortgage Loan secured thereby, an "Industrial Loan";

      o a residential cooperative property, a "Residential Cooperative Property" and any Mortgage Loan secured thereby, a "Residential Cooperative Loan";

      o mixed use properties, each, a "Mixed Use Property," and any Mortgage Loan secured thereby, a "Mixed Use Loan"; or

      o certain other properties, including but not limited to, manufactured housing communities (__% of Initial Pool Balance), assisted living facilities (__% of Initial Pool Balance) and self-storage facilities (__% of Initial Pool Balance) (each, an "Other Property" and any Mortgage Loan secured thereby, an "Other Loan"). Certain statistical information relating to the various types of Mortgaged Properties is set forth in the table under "Description of the Mortgage Loans--Additional Mortgage Loan Information--Mortgaged Properties by Property Type."

      ___ Mortgage Loans, representing approximately ___% of the Initial Pool Balance, are evidenced by two or more Mortgage Notes which are secured and cross-collateralized by two or more Mortgaged Properties.

      ___ Mortgage Loans, representing approximately ___% of the Initial Pool Balance, are secured by two or more Mortgaged Properties, under a single Mortgage Note by a single borrower.

      ___ Mortgage Loans, representing approximately ___% of the Initial Pool Balance, which are not cross-collateralized, are loans to borrowers which are under common ownership. See "Risk Factors--Risks Related to the Mortgage Loans--Mortgage Loans to Related Borrowers May Result in More Severe Losses on Your Certificates."

      None of the Mortgage Loans is insured or guaranteed by the United States, any governmental agency or instrumentality, any private mortgage insurer or by the depositor, the Mortgage Loan Seller[s], the Servicer[s], the Special Servicer[s], the Trustee or any of their respective affiliates except that, with respect to certain of the Mortgage Loans, the trust fund will have the benefit of environmental insurance policies. See "Description of the Mortgage Loans--Environmental Matters" in this prospectus supplement. Except for the ___________ Mortgage Loans, which are generally fully recourse to the Borrower, the Mortgage Loans generally are non-recourse except in limited circumstances such as a default resulting from voluntary bankruptcy, fraud or other willful misconduct of the borrower. If a borrower defaults on any Mortgage Loan, recourse generally may be had only against the specific Mortgaged Property or Mortgaged Properties securing such Mortgage Loan and such limited other assets as have been pledged to secure such Mortgage Loan, and not against the borrower's other assets.

      Credit Suisse First Boston Mortgage Securities Corp. will purchase the Mortgage Loans to be included in the Trust Fund on or before the date on which the Certificates are issued from _______ (the "Mortgage Loan Seller"). The Mortgage Loans which will be sold to the depositor by the Mortgage Loan Seller[s] were originated or purchased by the [applicable] Mortgage Loan Seller. The Mortgage Loan Seller[s] are selling the Mortgage Loans without recourse and, accordingly, in such capacity, will have no obligations with respect to the Certificates other than pursuant to the limited representations, warranties and covenants made by each Mortgage Loan Seller[s] to the depositor and assigned by the depositor to the Trustee for the benefit of the Certificateholders. See "Description of the Governing Documents--Representations and Warranties with Respect to Mortgage Assets" in the accompanying prospectus.

      ___________ will service the Mortgage Loans pursuant to the Pooling and Servicing Agreement.

Security for the Mortgage Loans

      In addition to the security of one or more Mortgages encumbering the related borrower's interest in the applicable Mortgaged Property or Mortgaged Properties, each Mortgage Loan also is secured by an assignment of the related borrower's interest in the leases, rents, issues and profits of the related Mortgaged Properties. In certain instances, additional collateral exists in the nature of partial indemnities or guaranties, or one or more Escrow Accounts for, among other things, replacements of furniture, fixtures and equipment and environmental remediation, real estate taxes, insurance premiums and ground rents, deferred maintenance and/or scheduled capital improvements, re-leasing reserves and seasonal working capital reserves. The Mortgage Loans generally provide for the indemnification of the lender by the borrower (or related principals) for the presence of any hazardous substances not identified in the related environmental site assessments affecting the Mortgaged Property. In addition, ___ Mortgaged Properties securing Mortgage Loans representing ___% of the Initial Pool Balance, are covered by insurance policies insuring against certain environmental-related losses. See "Description of the Mortgage Loans--Environmental Matters."

      Each Mortgage constitutes a first lien on a Mortgaged Property, subject generally only to--

      o liens for real estate and other taxes and special assessments not yet due and payable;

      o covenants, conditions, restrictions, rights of way, easements and other encumbrances whether or not of public record as of the date of recording of the Mortgage, such exceptions having been acceptable to the related Mortgage Loan Seller, as applicable, in connection with the purchase or origination of such Mortgage Loan; and

      o such other exceptions and encumbrances on Mortgaged Properties as are reflected in the related title insurance policies.

      See "Description of the Mortgage Loans--Certain Terms and Conditions of the Mortgage Loans--Escrows."

The Mortgage Loan Seller[s]

      The Mortgage Loans were sold to us by the Mortgage Loan Seller. The Mortgage Loan Seller is a ________________ formed as a ______ to originate and acquire loans secured by mortgages on commercial and multifamily real estate. Each of the Mortgage Loans sold by the Mortgage Loan Seller to us was purchased or originated by the Mortgage Loan Seller and underwritten by the Mortgage Loan Seller'[s] underwriter[s]. The principal office of the Mortgage Loan Seller is located at ____________. Its telephone number is ____________.

       [INSERT DESCRIPTION OF MORTGAGE LOAN SELLER UNDERWRITING STANDARD.]

Mortgage Loan Seller Underwriting Standards

[Multiple Note Loans]

      [Insert Description Of Multiple Note Loans]

Significant Mortgage Loans

      [Insert Description of Significant Mortgage Loans]

      [Insert Significant Mortgage Loan Description Table]

Environmental Matters

      The information set forth in this prospectus supplement is based on information contained in the environmental assessments described under "Description of the Mortgage Loans--Mortgage Loan Seller Underwriting Standards."

Certain Terms and Conditions of the Mortgage Loans

      General. For a detailed presentation of the characteristics of the Mortgage Loans on a loan-by-loan basis, see Annex A hereto.

      Due Dates. With respect to ____ Mortgage Loans (representing approximately ____% of the Initial Pool Balance), the Due Date is the ____ day of each month, with respect to ____ Mortgage Loans (representing approximately ____% of the Initial Pool Balance), the Due Date is the 1st day of each month and with respect to [___] Mortgage Loan (representing ____% of the Initial Pool Balance), the Due Date is the ____th day of each month. No Mortgage Loan has a grace period for payment defaults that extends beyond the related Determination Date.

      Mortgage Rates; Calculations of Interest. ________ Mortgage Loans, representing ____% of the Initial Pool Balance, accrue interest on a 30/360 basis. The balance of the Mortgage Loans accrue interest on an Actual/360 basis. Each of the Mortgage Loans accrues interest at the related Mortgage Rate, which is fixed for the entire remaining term to maturity [or, in the case of an ARD Loan, the remaining term to Anticipated Repayment Date) of such Mortgage Loan. Except as described below under "--Excess Interest," most of the Mortgage Loans accrue interest at a higher rate after their respective Anticipated Repayment Dates. Each Mortgage Loan generally requires the related borrower to make a constant Monthly Payment that is calculated based on the related Mortgage Rate, the amortization schedule for such Mortgage Loan and the initial principal balance thereof and assumes that such Mortgage Loan accrues interest on a 30/360 basis. [If any of the Mortgage Loans have floating or adjustable mortgage interest rates, discuss calculations of those rates, including indices, gross margins, adjustment dates, floors and caps.]

      [Excess Interest. ____ of the Mortgage Loans, representing ___% of the Initial Pool Balance, are ARD Loans which bear interest at their respective Mortgage Rates until an Anticipated Repayment Date. Commencing on the respective Anticipated Repayment Date, the ARD Loans generally will bear interest at a fixed rate (the "Revised Rate") per annum equal to the Mortgage Rate plus a specified percentage (generally, no more than ___%, so long as the Mortgage Loan is included in the Trust Fund). Until the principal balance of each such Mortgage Loan has been reduced to zero, such Mortgage Loan will only be required to pay interest at the Mortgage Rate, and the interest accrued at the excess of the related Revised Rate over the related Mortgage Rate will be deferred (such accrued and deferred interest and interest thereon, if any, is referred to in this prospectus supplement as Excess Interest.

      The date on which such Mortgage Loan begins accruing Excess Interest is referred to in this prospectus supplement as the "Anticipated Repayment Date" or "ARD." Except where limited by applicable law, Excess Interest will not be added to the principal balance of the related Mortgage Loan but will accrue interest at the Revised Rate. Prior to the Anticipated Repayment Date, borrowers under ARD Loans generally have entered into, or will be required to enter into, a lockbox agreement whereby all revenue generally will be deposited directly into a Lockbox Account controlled by the Servicer[s] following the Anticipated Repayment Date.

      From and after the Anticipated Repayment Date, the related borrower generally will be required to apply all monthly cash flow from the related Mortgaged Property to pay the following amounts in the following order of priority-

      o required payments to the tax and insurance escrow fund and any ground lease escrow fund;

      o payment of monthly debt service (at the initial mortgage loan rate and amortization);

      o     payments to any other required escrow funds;

      o payment of operating expenses pursuant to the terms of an annual budget approved by the Servicer;

      o payment of approved extraordinary operating expenses or capital expenses not set forth in the approved annual budget or allotted for in any escrow fund;

      o     principal on the Mortgage Loan until such principal is paid in full;
            and

      o     Excess Interest, until paid in full.

      The cash flow from the Mortgaged Property securing an ARD Loan after payments of the items set forth in the bullet points above is referred to in this prospectus supplement as excess cash flow. As described below, each ARD Loan generally provides that the related borrower is prohibited from prepaying the Mortgage Loan until one to six months prior to the Anticipated Repayment Date but, upon the commencement of such period, may prepay the loan, in whole or in part, without payment of a Prepayment Premium or Yield Maintenance Charge. The Anticipated Repayment Date for each ARD Loan is listed in Annex A.]

      Amortization of Principal. Balloon loans provide for monthly payments of principal based on amortization schedules at least ________ months longer than their original terms, thereby resulting in substantial principal amounts due and payable, a balloon payment, on their respective maturity dates, unless previously prepaid. The remaining Mortgage Loans are either (a) fully amortizing Mortgage Loans that fully amortize or, in the case of any such Mortgage Loans that accrue interest on an [Actual/360 basis], substantially fully amortize, over their terms and are not ARD Loans or (b) ARD Loans.

               Amortization Characteristics of the Mortgage Loans


                                    % of Initial           Number of
           Type of Loan              Pool Balance        Mortgage Loans
      ----------------------       ---------------      ----------------


      Prepayment Provisions. Each Mortgage Loan restricts voluntary prepayments in one or more of the following ways-

      o by prohibiting any prepayments for a specified period of time after the date of origination of such Mortgage Loan (a "Lockout Period");

      o by requiring that any voluntary principal prepayment made during a specified period of time after the date of origination of such Mortgage Loan or, in the case of a Mortgage Loan also subject to a Lockout Period, after the date of expiration of such Lockout Period (a "Yield Maintenance Period") be accompanied by a Yield Maintenance Charge (as defined below); and/or

      o by imposing fees or premiums generally equal to a percentage of the then outstanding principal balance of such Mortgage Loan ("Prepayment Premiums") in connection with full or partial voluntary principal prepayments for a specified period of time after the expiration of the related Lockout Period and any Yield Maintenance Period (a "Prepayment Premium Period").

      The Mortgage Loans generally permit prepayments to be made either (1) on a Due Date or (2) provided that such prepayment is accompanied by interest through the next Due Date, on any date. All of the Mortgage Loans specify a period of time (generally ______ to ______ months) prior to the maturity date or Anticipated Repayment Date, as applicable, of such Mortgage Notes during which there are no restrictions on voluntary prepayments on any Due Date.

      For the purposes of this prospectus supplement and the statistical information presented in this prospectus supplement-

      o the entire principal balance of each Additional Collateral Loan is deemed to be subject to a Lockout Period for the related Remaining Lockout period set forth on Annex A hereto, notwithstanding the fact that Required Prepayments could occur under such Additional Collateral Loans during such Lockout Period; and

      o it is assumed that each ARD Loan prepays on the related Anticipated Repayment Date, notwithstanding the fact that prepayments could occur under such ARD Loans prior to such Anticipated Repayment Date and that, in either case, such prepayments would not be accompanied by payment of a Yield Maintenance Charge or Prepayment Premium.

      See "Risk Factors--Risks Related to the Mortgage Loans--Certain Loans May Require Principal Paydowns which May Reduce the Yield on Your Certificates" and "--Risks Related to The Offered Certificates--Prepayments and Defaults May Reduce the Yield on Your Certificates."

      The "Yield Maintenance Charge" for any Mortgage Loan providing for such a charge generally will be equal to [specify calculation of yield maintenance charge]

      [Insert Chart For Yield Maintenance]

      Prepayment Premiums and Yield Maintenance Charges are distributable as described in this prospectus supplement under "Description of the Offered Certificates--Distributions--Allocation of Prepayment Premiums and Yield Maintenance Charges."

      Unless a Mortgage Loan is relatively near its stated maturity date or unless the sale price or the amount of the refinancing of the related Mortgaged Property is considerably higher than the current outstanding principal balance of such Mortgage Loan (due to an increase in the value of the Mortgaged Property or otherwise), the Yield Maintenance Charge or Prepayment Premium may, even in a relatively low interest rate environment, offset entirely or render insignificant any economic benefit to be received by the borrower upon a refinancing or sale of the Mortgaged Property. The Yield Maintenance Charge or Prepayment Premium provision of a Mortgage Loan creates an economic disincentive for the borrower to prepay such Mortgage Loan voluntarily and, accordingly, the related borrower may elect not to prepay such Mortgage Loan.

      However, there can be no assurance that the imposition of a Yield Maintenance Charge or Prepayment Premium will provide a sufficient disincentive to prevent a voluntary principal prepayment. Furthermore, certain state laws limit the amounts that a lender may collect from a borrower as an additional charge in connection with the prepayment of a mortgage loan. Even if a borrower does elect to pay a Yield Maintenance Charge or Prepayment Premium, the Pooling and Servicing Agreement provides that amounts received from borrowers will be applied to payments of principal and interest on the Mortgage Loans being prepaid prior to being distributed as Yield Maintenance Charges or Prepayment Premiums.

      The Mortgage Loans generally provide that in the event of an involuntary prepayment made after an event of default has occurred, a Yield Maintenance Charge or Prepayment Premium will be due. The enforceability of provisions providing for payments comparable to the Prepayment Premiums and/or Yield Maintenance Charges upon an involuntary prepayment is unclear under the laws of a number of states. No assurance can be given that, at the time a Prepayment Premium or a Yield Maintenance Charge is required to be made on a Mortgage Loan in connection with an involuntary prepayment, the obligation to pay such Prepayment Premium or Yield Maintenance Charge will be enforceable under applicable state law. See "Legal Aspects of the Mortgage Loans" in the accompanying prospectus.

      None of the depositor or the Mortgage Loan Seller[s] makes any representation as to the enforceability of the provision of any Mortgage Loan requiring the payment of a Prepayment Premium or Yield Maintenance Charge, or of the collectibility of any Prepayment Premium or Yield Maintenance Charge. See "Risk Factors--Risks Related to the Offered Certificates--Prepayments And Defaults May Reduce The Yield On Your Certificates."

      Casualty and Condemnation. In the event of a condemnation or casualty the Mortgage Loans generally require the borrower to restore the related Mortgaged Property, and the lender may under certain circumstances apply the condemnation award or insurance proceeds to the repayment of debt, which, in the case of substantially all of the Mortgage Loans, will not require payment of any Prepayment Premium or Yield Maintenance Charge. In the case of a majority of the Mortgage Loans, if the award or loss is less than a specified amount or a specified percentage of the original principal balance of the Mortgage Loan or affects less than a specified percentage of Mortgaged Property and if in the reasonable judgment of the Servicer[s] or Special Servicer[s] as the case may be--

      o the Mortgaged Property can be restored within the time period specified in the related loan documents to a state no less valuable or useful than it was prior to the condemnation or casualty, or would meet a debt service coverage test; and

      o after a restoration the Mortgaged Property would adequately secure the outstanding balance of the Mortgage Note.

      Provided no event of default under such Mortgage Loan has occurred or is continuing, [the proceeds or award may be applied by the borrower to the costs of repairing or replacing the Mortgaged Property.]

      A [limited] number of Mortgage Loans provide that if casualty or condemnation proceeds are above a specified amount, the borrower will be permitted to supplement such proceeds with an amount sufficient to prepay the entire principal balance of the Mortgage Loan without Prepayment Premium or Yield Maintenance Charge. Certain Mortgage Loans provide that, in the event of a partial prepayment resulting from the occurrence of a casualty or condemnation, the constant Monthly Payment may be reduced based on the remaining amortization period, the Mortgage Rate and the outstanding Principal Loan Balance. In such event, no Prepayment Premium or Yield Maintenance Charge would be required to be paid.

      Defeasance.

      Defeasance Loans. ________ of the Mortgage Loans that we intend to include in the trust, representing ____% of the Initial Pool Balance, permit the borrower to deliver U.S. government securities as substitute collateral.

      Each of these Mortgage Loans permits the related borrower, during specified periods and subject to specified conditions, to pledge to the holder of the Mortgage Loan the requisite amount of direct, non-callable U.S. government securities and obtain a full or partial release of the Mortgaged Property. In general, the U.S. government securities that are to be delivered in connection with the defeasance of any Mortgage Loan, must provide for a series of payments that--

      o will be made prior, but as closely as possible, to all successive due dates through and including the maturity date, and

      o will, in the case of each due date, be in a total amount equal to or greater than the monthly debt service payment, including any applicable balloon payment, scheduled to be due on that date, with any excess to be returned to the related borrower.

      [For purposes of determining the defeasance collateral for an ARD Loan, however, that Mortgage Loan will be treated as if a balloon payment is due on its Anticipated Repayment Date.]

      If fewer than all of the real properties securing any particular Mortgage Loans or group of Crossed Loans are to be released in connection with any defeasance, the requisite defeasance collateral will be calculated based on the allocated loan amount for the properties to be released and the portion of the monthly debt service payments attributable to that allocated loan amount.

      In connection with any delivery of defeasance collateral, the related borrower will be required to deliver a security agreement granting the trust a first priority security interest in the collateral, together with an opinion of counsel confirming the first priority status of the security interest.

      None of the Mortgage Loans that we intend to include in the trust may be defeased prior to the ____ anniversary of the date of initial issuance of the certificates.

      The depositor and Mortgage Loan Seller[s] make no representation as to the enforceability of the defeasance provisions of any Mortgage Loan. See "Risk Factors--Risks Related to the Offered Certificates--Prepayments and Defaults May Reduce the Yield on Your Certificates."

      Property Releases. ____ of the Multi-Property Loans, representing approximately ____% of the Initial Pool Balance, do not provide for the release of any related Mortgaged Property prior to payment in full of the Mortgage Loan. ____ of the Multi-Property Loans representing approximately ____% of the Initial Pool Balance and ____ of the Crossed Loans, representing ____% of the Initial Pool Balance, permit a Mortgaged Property to be released from the lien of the related Multi-Property Loan or Crossed Loan, as applicable, prior to payment in full of the Mortgage Loan provided that, generally, ____% of the applicable Property Release Amount or outstanding principal balance, as applicable, be defeased or prepaid and that the DSCR with respect to the remaining Mortgaged Properties after defeasance or prepayment, as applicable, be no less than the greater of (i) a specified DSCR (generally the DSCR at origination) and (ii) the DSCR immediately prior to such defeasance or prepayment, as applicable.

      Lockboxes. ____ Mortgage Loans, representing approximately ____% of the Initial Pool Balance, generally provide that all rents, credit card receipts, accounts receivables payments and other income derived from the related Mortgaged Properties will be--

      o paid directly into an account (or, in the case of Multifamily Properties, such income will be collected and deposited into an account by the manager and, in the case of Hospitality Properties, cash paid "over-the-counter" will be deposited into an account by the manager) (such account, a "Lockbox Account") controlled by the Servicer[s] or, with respect to the Multiple Note Loans, the holder or servicer of the related Other Note (a "Hard Lockbox");

      o paid to the manager of the Mortgaged Properties, other than multifamily properties, which will deposit all sums collected into a Lockbox Account on a regular basis, a "Modified Lockbox"); or

      o collected by the borrower until such time (if any) as a triggering event (such as the failure to pay the related Mortgage Loan in full on or before the related Anticipated Repayment Date or a decline, by more than a specified amount, in the net operating income of the related Mortgaged Property and/or a failure to meet a specified
            DSCR) occurs, at which time all rents derived from the related Mortgaged Property generally will be directly deposited into a Lockbox Account (a "Springing Lockbox"), which will generally be administered thereafter on the same terms as a Hard Lockbox.

      Each such Mortgage Loan is identified on Annex A hereto as having a "Hard," "Modified" or "Springing" Lockbox. For any Hard Lockbox, income deposited directly into the related Lockbox Account may not include amounts paid in cash which are paid directly to the related property manager (notwithstanding requirements to the contrary). Mortgage Loans whose terms call for the establishment of a Lockbox Account require that amounts paid to the manager of the related Mortgaged Properties or "over-the-counter" will be deposited into a Lockbox Account on a regular basis. Lockbox Accounts will not be assets of the Trust Fund. Overall, the Mortgage Loans provide for Lockbox Accounts as follows:

                                   % of Initial           Number of
       Type of Lockbox             Pool Balance        Mortgage Loans
    --------------------         ----------------    -------------------


      Escrows. ____ Mortgage Loans, representing approximately ____% of the Initial Pool Balance provide for monthly escrows to cover property taxes and ___Mortgage Loans, representing approximately ___% of the Initial Pool Balance provide for monthly escrows to cover insurance premiums on the Mortgaged Properties. The Mortgage Loans, secured by leasehold interests, generally also provide for escrows to make ground lease payments. Substantially all of the Mortgage Loans (excluding the ____ Mortgage Loans), by aggregate Cutoff Date Principal Balance, require up front and/or monthly funding of escrows for one or more of the following: ongoing repair and maintenance; tenant improvement and leasing commission expenses; replacement of furniture, fixtures and equipment; and/or seasonal fluctuations in occupancy. Such reserves generally are funded by the related borrower from the operating cashflow of the Mortgaged Property or otherwise. In addition, the Mortgage Loans generally provide for deferred maintenance reserves in an amount sufficient to remediate any material deficiencies identified by the engineering report issued in connection with origination or in certain cases, the related borrower was required to repair or remediate the deficiency.


      Engineering Escrows. Annex A describes various engineering escrows for the Mortgaged Properties. The following paragraphs describe certain of the material escrows.

      Litigation. [Insert Description of Litigation]

      "Due-on-Sale" and "Due-on-Encumbrance." The Mortgage Loans contain "due-on-sale" and "due-on-encumbrance" clauses that in each case permit the holder of the Mortgage Loan to accelerate the maturity of the Mortgage Loan if the related borrower sells or otherwise transfers or encumbers the related Mortgaged Property other than in accordance with the terms of the related loan documents. Subject to the limitations described in this prospectus supplement, the related Special Servicer[s] will determine, in a manner consistent with the Servicing Standard, whether to exercise any right the related Special Servicer[s] may have under any such clause to accelerate payment of the related Mortgage Loan upon, or to withhold its consent to, any transfer or further encumbrance of the related Mortgaged Property. Certain of the

Mortgage Loans provide that the Servicer[s] may condition an assumption of the loan on the receipt of an assumption fee and an assumption application fee (neither of which will be available for payment of principal or interest on the Certificates). Such an assumption fee generally is equal to one percent of the then unpaid principal balance of the applicable Mortgage Note or, in some cases, a smaller fee set forth in the related Mortgage Loan, in addition to the payment of all costs and expenses incurred in connection with such assumption. ________ of the Mortgages provide that such consent may not be unreasonably withheld provided that--

      o     no event of default has occurred under the related Mortgage Loan;

      o the proposed transferee is creditworthy and has sufficient experience in the ownership and management of properties similar to the Mortgaged Property;

      o the Rating Agencies have confirmed in writing that such transfer will not result in a qualification, reduction or withdrawal of the then current rating of the Certificates;

      o the transferee has executed and delivered an assumption agreement evidencing its agreement to abide by the terms of the Mortgage Loan together with legal opinions and title insurance endorsements; and

      o     the assumption fee, if any, has been received.

      See "Legal Aspects of Mortgage Loans" in the accompanying prospectus and "Risk Factors--Risks Related to the Mortgage Loans--Some Remedies May Not Be Available Following a Mortgage Loan Default," and "The Pooling and Servicing Agreement--Enforcement of `Due-on-Sale' and `Due-on-Encumbrance' Clauses" in this prospectus supplement.

      The depositor and the Mortgage Loan Seller[s] make no representation as to the enforceability of any due-on-sale or due-on-encumbrance provision in any Mortgage Loan.

      Mortgage Provisions Relating to the Special Servicer'[s] Right to Terminate Management Agreements. ________ of the Mortgage Loans permit the related Special Servicer[s] to cause the related borrowers to terminate the related management agreements upon the occurrence of certain events. ________ of the Mortgage Loans may provide that if the DSCR for such Mortgage Loan falls below a certain level, the related Special Servicer[s] will have the right to cause the termination of the related management agreement and replace the manager with a manager acceptable to such Special Servicer. The Mortgage Loans [generally] allow the related Special Servicer[s] to cause the termination of the related management agreements upon the failure to meet certain performance triggers and/or the occurrence of certain events of default under the related loan agreements or mortgage documents. In addition, the related Special Servicer[s] is generally permitted to cause the termination of a management agreement if the manager breaches certain provisions of the management agreement which would permit the termination of such agreement thereunder.

      Cross-Collateralization and Cross-Default of Certain Mortgage Loans. ________ of the Mortgage Loans (the "Multi-Property Loans"), representing ____% of the Initial Pool Balance, are evidenced by one Mortgage Note and secured by more than one Mortgaged Property. ________ of the Mortgage Loans are Crossed Loans, representing ____% of the Initial Pool Balance, and are evidenced by more than one Mortgage Note and are cross-collateralized with multiple Mortgaged Properties. Because certain states require the payment of a mortgage recording or documentary stamp tax based upon the principal amount of debt secured by a mortgage, the individual Mortgages recorded with respect to certain Crossed Loans with properties in such states may secure an amount less than the aggregate of the applicable initial principal balance of the applicable Crossed Loans. For the same reason, the Mortgages with respect to certain Multi-Property Loans may secure only a multiple (generally 150%) of the Property Release Amount of such Mortgaged Property (for Multi-Property Loans) rather than the entire initial principal balance of the related Mortgage Note. See "Risk Factors--Risks Related to the Mortgage Loans--Enforceability of Cross-Collateralized and Cross-Defaulted Mortgage Loans May Be Challenged" in this prospectus supplement.

      Hazard, Liability and Other Insurance. The Mortgage Loans generally require that each Mortgaged Property be insured by a hazard insurance policy in a minimum amount equal to the greatest of--

      o     the principal balance of the related Mortgage Loan;

      o 100% of the full replacement cost of the improvements and equipment without deduction for physical depreciation; and

      o such amount necessary to avoid the operation of co-insurance provisions that would otherwise reduce the amount that the insurer is required to pay, or in an amount satisfying other similar standards, and by a flood insurance policy if any part of the improvements located on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards and for which flood insurance has been made available under the National Flood Insurance Program in an amount at least equal to the outstanding principal amount of the related Mortgage Loan (or with respect to certain Multi-Property Loans, the full insurable value of the related Mortgaged Property) or the maximum limit of coverage available, whichever is less, or in an amount satisfying other similar standards, including, estimated exposure.

      [Certain of the Mortgaged Properties located in earthquake risk areas and subject to material earthquake risk have been either subject to seismic upgrade (or appropriate reserves or a letter of credit established for retrofitting), are subject to a lower loan-to-value limit or are insured by earthquake insurance, and certain of such insured Mortgaged Properties may be insured in amounts less than the outstanding principal balance of such Mortgage Loans. Certain of the Mortgaged Properties located in areas having special hurricane hazards are insured by hurricane insurance in amounts less than the outstanding principal balance of such Mortgage Loans. Additional types of insurance may be required. The hazard insurance policy is generally required to cover loss or damage by fire and lightning or other risks and hazards covered by a standard "All Risks" insurance policy including, but not limited to, riot and civil commotion, vandalism, malicious mischief, burglary and theft.]

      With respect to each of the Mortgaged Properties for the Mortgage Loans, subject to the discussion below regarding insurance for acts of terrorism, the Servicer[s] will use reasonable efforts, consistent with the Servicing Standard, to cause the related borrower to maintain all insurance coverage as is required under the related mortgage loan documents. If the related borrower fails to do so, subject to the discussion below regarding insurance for acts of terrorism, the Servicer[s] must maintain that insurance coverage, to the extent--

      o     the trustee has an insurable interest,

      o the insurance coverage is available at commercially reasonable rates, and

      o any related servicing advance is deemed by the Servicer[s] to be recoverable from collections on the related Mortgage Loan.

      Where insurance coverage at the Mortgaged Property for any Mortgage Loan in the Trust Fund is left to the lender's discretion, the Servicer[s] will be required to exercise that discretion in a manner consistent with the Servicing Standard.

      Notwithstanding the foregoing, the Servicer[s] must, to the extent it is not prohibited by the terms of the related mortgage loan documents, use reasonable efforts to cause the related borrower to maintain, and if the related borrower does not so maintain, the Servicer[s] must maintain, all-risk casualty insurance which does not contain any carve-out for (or, alternatively, a separate insurance policy that expressly provides coverage for) property damage resulting from a terrorist or similar act; provided that the Servicer[s] will not be required to call a default under a Mortgage Loan in the Trust Fund if the related borrower fails to maintain such insurance, and the Servicer[s] need not maintain such insurance, if the Special Servicer has determined in accordance with the Servicing Standard that either:

      o such insurance is not available at commercially reasonable rates and that such hazards are not at the time commonly insured against for properties similar to the Mortgaged Property and located in or around the region in which such Mortgaged Property is located, or

      o     such insurance is not available at any rate.

      However, in the case of any Mortgage Loan for which the mortgage loan documents contain express provisions requiring terrorism insurance, the Servicer[s] will use reasonable efforts consistent with the Servicing Standard to enforce such express provisions.

      There can be no assurance regarding the extent to which the Mortgaged Properties securing the Mortgage Loans will be insured against acts of terrorism

      The Mortgage Loans also generally require that the related borrower obtain and maintain during the entire term of the Mortgage Loan--

      o comprehensive general liability insurance, including broad form property damage, blanket contractual and personal injuries coverages and containing minimum limits per occurrence as specified in the related Mortgage;

      o rent loss and/or business interruption insurance in an amount generally equal to the greatest of --

            (1) the projected gross revenues from operations of the Mortgaged Property,

            (2) the projected operating expense (including debt service) for the maintenance and operation of the Mortgaged Property; and

            (3) in an amount satisfying other similar standards, in any such case, for a period of __ months or more or a specified longer period (depending on the related Mortgage Loan Seller);

      o insurance against loss or damage from leakage of sprinkler systems and explosion of steam boilers, air conditioning equipment, high pressure piping, machinery and equipment, and pressure vessels;

      o     worker's compensation insurance; and

      o such other insurance as may from time to time be reasonably required by the lender in order to protect its interests.

      Mortgage Loans which May Require Principal Paydowns. ________ Mortgage Loans are Additional Collateral Loans representing approximately ____% of the Initial Pool Balance, and are additionally secured by cash reserves or irrevocable letters of credit that will be released to the related borrowers upon satisfaction by the borrower of certain leasing-related conditions including, in certain cases, achievement of certain debt service coverage ratios and/or satisfying leasing conditions within time periods prior to loan maturity. Failure to satisfy such conditions within the time periods specified therefor may result in the application of the related reserve or credit enhancement amount (each, a "Required Prepayment") to partially prepay the related Mortgage Loan.

                           Additional Collateral Loans

                                                                                                                Borrower Required to
   Mortgage         Property             Type of                Amount of                                          Pay Prepayment
 Loan Seller          Name        Additional Collateral   Additional Collateral        Release Conditions          Considerations
--------------   --------------   ---------------------   ---------------------    ---------------------------  --------------------




      With respect to any Required Prepayment on any of the Additional Collateral Loans, the related borrowers are required to pay the prepayment consideration specified in the table above. The holders of the Class [A-X] Certificates and any Class of Offered Certificates then entitled to receive any such prepayment will receive such payments collected from the borrower.

Changes in Mortgage Loan Characteristics

      The description in this prospectus supplement of the Trust Fund and the Mortgaged Properties is based upon the Trust Fund as expected to be constituted at the close of business on the Cut-off Date, as adjusted for the scheduled principal payments due on the Mortgage Loans on or before the Cut-off Date. Prior to the issuance of the Offered Certificates, a Mortgage Loan may be removed from the Trust Fund if the depositor deems such removal necessary or appropriate or if it is prepaid. This may cause the range of Mortgage Rates and maturities as well as the other characteristics of the Mortgage Loans to vary from those described in this prospectus supplement.

      A Current Report on Form 8-K will be available to purchasers of the Offered Certificates and will be filed by the depositor, together with the Pooling and Servicing Agreement with the Commission within fifteen days after the initial issuance of the Offered Certificates. In the event Mortgage Loans are removed from the Trust Fund as set forth in the preceding paragraph, such removal will be noted in the Form 8-K. Such Form 8-K will be available to purchasers and potential purchasers of the Offered Certificates.

                     DESCRIPTION OF THE OFFERED CERTIFICATES


General

      o The Certificates will be issued pursuant to the Pooling and Servicing Agreement and will represent in the aggregate the entire beneficial ownership interest in the Trust Fund.

      The Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 200_-_ will consist of the following classes--

      o the Class [A-1] and Class [A-2] Certificates (collectively, the "Senior Offered Certificates");

      o the Class [B], Class [C] and Class [D] Certificates (collectively, the "Mezzanine Certificates") and, together with the Senior Offered Certificates, the "Offered Certificates");

      o     the Class [A-X] Certificates (the "Senior Private Certificates"),

      o the Class [E], Class [F], Class [G], Class [H], Class [J], Class [K], Class [L], Class [M] and Class [N] Certificates (collectively, the "Subordinate Private Certificates" and, together with the Senior Private Certificates, the "Private Certificates" and together with the Offered Certificates, the "Regular Certificates");

      o the Class R and Class LR Certificates (together, the "Residual Certificates"); and

      o     the Class __ and Class __ Certificates.

      The Mezzanine Certificates together with the Subordinate Private Certificates are referred to in this prospectus supplement as the "Subordinate Certificates."

      Only the Offered Certificates are offered in this prospectus supplement. The Class [A-X], Class [E], Class [F], Class [G], Class [H], Class [J], Class [K], Class [L], Class [M] Class [N], Class [___], Class [___], Class [___] and Class [___] Certificates have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and are not offered by this prospectus supplement.

      On each Distribution Date, the Certificate Balance of each Class of Certificates will be reduced by any distributions of principal actually made on, and any Collateral Support Deficit actually allocated to, such Class of Certificates on such Distribution Date and, except for the purposes of determining Voting Rights and the identity of the Controlling Class, will be increased by the amount of any Certificate Deferred Interest allocated to such Class of Certificates on such Distribution Date. The initial Certificate Balance of each Class of Offered Certificates is expected to be the balance set forth on the cover of this prospectus supplement, subject to a permitted variance of plus or minus ____%, depending on the aggregate principal balance of the Mortgage Loans actually transferred to the Trust Fund.

      The Offered Certificates will be maintained and transferred on the book-entry records of and its Participants and issued in denominations of $____ initial Certificate Balance and integral multiples of $____ in excess thereof. The "Percentage Interest" evidenced by any Regular Certificate is equal to the initial denomination thereof as of the Closing Date, divided by the initial Certificate Balance or Notional Balance of the Class to which it belongs.

      The Offered Certificates will initially be represented by one or more global Certificates registered in the name of the nominee of DTC. The depositor has been informed by DTC that DTC's nominee will be Cede & Co. No Certificate Owner will be entitled to receive a Definitive Certificate representing its interest in such Class, except as set forth below under "--Book-Entry Registration and Definitive Certificates." Unless and until Definitive Certificates are issued, all references to actions by holders of the Offered Certificates will refer to actions taken by DTC upon instructions received from Certificate Owners through its Participants, and all references to payments, notices, reports and statements to holders of the Offered Certificates will refer to payments, notices, reports and statements to DTC or Cede & Co., as the registered holder of the Offered Certificates, for distribution to Certificate Owners through its Participants in accordance with DTC procedures.

      Until Definitive Certificates are issued, interests in any Class of Offered Certificates will be transferred only on the book-entry records of DTC and its Participants.

Book-Entry Registration and Definitive Certificates

      General. Holders of Offered Certificates may hold their Certificates through the book-entry facilities of The Depository Trust Company ("DTC"), Certificates, the record holder of such Certificates will be DTC's nominee. DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking corporation" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities for its participating organizations (the "Participants") and facilitate the clearance and settlement of securities transactions between Participants through electronic computerized book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. "Direct Participants" which maintain accounts with DTC, include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. DTC is owned by a number of its Direct Participants and by The New York Stock Exchange, Inc., The American Stock Exchange, Inc. and National Association of Securities Dealers, Inc. Access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). The rules applicable to DTC and its Participants are on file with the Commission.

      DTC has informed its participants and other members of the financial community that it has developed and is implementing a program so that its systems continue to function appropriately to provide timely payment of distributions, including principal and income payments, to securityholders, book-entry deliveries and settlement of trades within DTC.

      Purchases of Certificates under the DTC system which are book-entry certificates must be made by or through Direct Participants, which will receive a credit for the book-entry certificates on DTC's records. The ownership interest of each actual purchaser of a book-entry certificate is in turn to be recorded on the Direct and Indirect Participants' records. Certificate Owners will not receive written confirmation from DTC of their purchases, but Certificate Owners are expected to receive written confirmations providing details of such transactions, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which each Certificate Owner entered into the transaction. Transfers of ownership interests in the book-entry certificates are to be accomplished by entries made on the books of Participants acting on behalf of Certificate Owners. Certificate Owners will not receive certificates representing their ownership interests in the book-entry certificates, except in the event that use of the book-entry system for the book-entry certificates of any series is discontinued as described below.

      DTC has no knowledge of the actual Certificate Owners of the book-entry certificates; DTC's records reflect only the identity of the Direct Participants to whose accounts such Certificates are credited, which may or may not be the Certificate Owners. The Participants will remain responsible for keeping account of their holdings on behalf of their customers.

      Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Certificate Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

      Distributions on the book-entry certificates will be made to DTC. DTC's practice is to credit Direct Participants' accounts on the related Distribution Date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on such date. Disbursement of such distributions by Participants to Certificate Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of each such Participant (and not of DTC, the depositor or any Trustee or Servicer), subject to any statutory or regulatory requirements as may be in effect from time to time. Under a book-entry system, Certificate Owners may receive payments after the related Distribution Date.

      The only holder of the Offered Certificates will be the nominee of DTC, and the Certificate Owners will not be recognized as Certificateholders under the Pooling and Servicing Agreement. Certificate Owners will be permitted to exercise the rights of Certificateholders under the Pooling and Servicing Agreement only indirectly through the Participants, which in turn will exercise their rights through DTC. The depositor is informed that DTC will take action permitted to be taken by a Certificateholder under the Pooling and Servicing Agreement only at the direction of one or more Participants to whose account with DTC interests in the book-entry certificates are credited.

      Because DTC can act only on behalf of Participants, which in turn act on behalf of Indirect Participants and certain Certificate Owners, the ability of a Certificate Owner to pledge its interest in book-entry certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of its interest in book-entry certificates, may be limited due to the lack of a physical certificate evidencing such interest.

      Certificate Owners that are not Direct Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, the Offered Certificates may do so only through Direct Participants and Indirect Participants. In addition, Certificate Owners will receive all distributions of principal and of interest on the Offered Certificates from the Trustee through DTC and its Direct Participants and Indirect Participants. Accordingly, Certificate Owners may experience delays in their receipt of payments. Unless and until Definitive Certificates are issued, it is anticipated that the only registered Certificateholder of the Offered Certificates will be Cede & Co., as nominee of DTC. Except as otherwise provided under "The Pooling and Servicing Agreement--Reports to Certificateholders; Available Information" below, Certificate Owners will not be recognized by the Certificate Registrar, the Trustee, the Special Servicer[s] or the Servicer[s] as Certificateholders, as such term is used in the Pooling and Servicing Agreement, and Certificate Owners will be permitted to receive information furnished to Certificateholders and to exercise the rights of Certificateholders only indirectly through DTC and its Direct Participants and Indirect Participants.

      Under the Rules, DTC is required to make book-entry transfers of the Offered Certificates among Participants and to receive and transmit distributions of principal of, and interest on, the Offered Certificates. Direct Participants and Indirect Participants with which Certificate Owners have accounts with respect to the Offered Certificates similarly are required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess physical certificates evidencing their interests in the Offered Certificates, the Rules provide a mechanism by which Certificate Owners, through their Direct and Indirect Participants, will receive distributions and will be able to transfer their interests in the Offered Certificates.

      None of the depositor, the Servicer[s], the Certificate Registrar, the Underwriter[s], the Special Servicer[s] or the Trustee will have any liability for any actions taken by DTC or its nominee, including, without limitation, actions for any aspect of the records relating to or payments made on account of beneficial ownership interests in the Offered Certificates held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest.

      Definitive Certificates. Certificates initially issued in book-entry form will be issued in fully registered, certificated form to Certificate Owners or their nominees ("Definitive Certificates")), rather than to DTC or its nominee, only if--

      o the depositor advises the Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to such Certificates and the depositor is unable to locate a qualified successor;

      o the depositor, at its option, elects to terminate the book-entry system through DTC with respect to such Certificates; or

      o the Trustee determines that Definitive Certificates are required because the Trustee has instituted or has been directed to institute judicial proceeding in a court to enforce the rights of the Certificateholders under the Certificates, and the Trustee has been advised by counsel that in connection with such proceeding it is necessary or appropriate for the Trustee to obtain possession of all or any portion of those Certificates evidenced in book-entry form.

      Upon the occurrence of any of the events described in the preceding sentence, the Trustee is required to notify, through DTC, Direct Participants who have ownership of Offered Certificates as indicated on the records of DTC of the availability of Definitive Certificates. Upon surrender by DTC of the Definitive Certificates representing the Offered Certificates and upon receipt of instructions from DTC for re-registration, the Certificate Registrar and the Authenticating Agent will reissue the Offered Certificates as Definitive Certificates issued in the respective Certificate Balances owned by individual Certificate Owners, and thereafter the Certificate Registrar, the Trustee, the Special Servicer[s] and the Servicer[s] will recognize the holders of such Definitive Certificates as Certificateholders under the Pooling and Servicing Agreement.

Distributions

      Method, Timing and Amount. Distributions on the Certificates will be made by the Trustee, to the extent of available funds on each Distribution Date.

      Each such distribution will be made by wire transfer in immediately available funds to the account specified by the Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has provided the

Trustee with written wiring instructions no less than ____ Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates with an aggregate initial Certificate Balance or Notional Balance, as the case may be, of at least $____, or otherwise by check mailed to such Certificateholder. The final distribution on any Certificate will be made in like manner, but only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution. All distributions made with respect to a Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class based on their respective Percentage Interests.

      The Servicer[s] will establish and maintain, or cause to be established and maintained, one or more accounts, a "Collection Account" and collectively, the "Collection Accounts," as described in the Pooling and Servicing Agreement. The Servicer[s] is required to deposit in its respective Collection Account on a daily basis (and in no event later than the Business Day following receipt in available funds) all payments and collections due after the Cut-off Date and other amounts received or advanced with respect to their related Mortgage Loans (including, without limitation, insurance and condemnation proceeds and liquidation proceeds), and will be permitted to make withdrawals therefrom as set forth in the Pooling and Servicing Agreement.

      The Trustee will establish and maintain one or more accounts (the "Distribution Account") in the name of the Trustee and for the benefit of the Certificateholders. On each Distribution Date, the Trustee will apply amounts on deposit in the Distribution Account (which will include all funds that were remitted by the Servicer[s] from the Collection Account plus, among other things, any P&I Advances remitted to the Trustee by the Servicer[s], less applicable fees and amounts, if any, distributable to the Residual Certificates as set forth in the Pooling and Servicing Agreement) generally to make distributions of interest and principal from the available distribution amount to the holders of Certificates as described in this prospectus supplement. Each of the Collection Account and the Distribution Account will conform to certain eligibility requirements set forth in the Pooling and Servicing Agreement.

      The aggregate amount available from the Mortgage Loans for distribution to the holders of Offered Certificates on each Distribution Date will, in general, equal the sum of the following amounts--

      o the total amount of all cash received on the Mortgage Loans and any related REO Properties that is on deposit in the Collection Accounts as of the Business Day preceding the Servicer[s] Remittance Date, exclusive of:

            (1) all Monthly Payments collected but due on a Due Date subsequent to the related Due Period,

            (2) all principal prepayments, Balloon Payments, liquidation proceeds, insurance and condemnation proceeds and other unscheduled recoveries received subsequent to the related Determination Date,

            (3) all amounts that are due or reimbursable to (x) any person other than the Certificateholders and (y) the Class ___ or Class ___ Certificates,

            (4)   all Prepayment Premiums and Yield Maintenance Charges,

            (5) all net investment income on the funds in the Collection Accounts and certain other accounts,

            (6) all Withheld Amounts relating to a subsequent Distribution Date and

            (7)   all amounts deposited in any Collection Account in error;

      o all P&I Advances made with respect to such Distribution Date by the Servicer[s] or the Trustee, as applicable, with respect to the Mortgage Loans (net of certain amounts that are due or reimbursable to persons other than the Certificateholders); and

      o all funds released from the Interest Reserve Account for distribution on such Distribution Date. See "Description of the Trust Assets--Accounts" in the accompanying prospectus.

      Pass-Through Rates. The Pass-Through Rate applicable to each Class of Offered Certificates for any Distribution Date will equal the rates per annum specified below under "--Definitions." Interest will accrue for each Class of Certificates during the related Interest Accrual Period.

      Interest Distributions. On each Distribution Date, to the extent of the available distribution amount and subject to the distribution priorities described below under "--Priority of Distributions," each Class of Offered Certificates will be entitled to receive distributions of interest in an aggregate amount equal to the Monthly Interest Distribution Amount with respect to such Class for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates. No interest will accrue on such overdue amounts. Interest will accrue with respect to the Certificates on the basis of a 360-day year consisting of twelve 30-day months.

      Principal Distributions. On each Distribution Date, to the extent of the available distribution amount remaining after all prior distributions on such Distribution Date made in accordance with the distribution priorities described below under "--Priority of Distributions," the Classes of Offered Certificates will be entitled to distributions of principal sequentially as described below (until the Certificate Balance of each such Class of Certificates is reduced to zero) in an aggregate amount up to the Principal Distribution Amount for such Distribution Date.

      Priority of Distributions. On each Distribution Date, unless the principal balances of the [Private Certificates] [and the Mezzanine Certificates] have been reduced to zero by the allocation of Collateral Support Deficits, the Trustee will apply amounts on deposit in the Distribution Account, to the extent of the available distribution amount for such Distribution Date, in the following order of priority:

            (i) concurrently, to Class [A-1], Class [A-2] and Class [A-X] Certificates, pro rata, up to the Optimal Interest Distribution Amounts for such Classes for such Distribution Date;

            (ii) to the Class [A-1] and Class [A-2] Certificates, in reduction of the Certificate Balances thereof, an amount up to the Principal Distribution Amount for such Distribution Date, in the following order of priority:

                  first, to the Class [A-1] Certificates, until the Certificate Balance thereof has been reduced to zero; and

                  second, to the Class [A-2] Certificates, until the Certificate Balance thereof has been reduced to zero;

            (iii) to the Class [A-1] and Class [A-2] Certificates, pro rata (based on the aggregate unreimbursed Collateral Support Deficit previously allocated to each such Class), until all amounts of such Collateral Support Deficit previously allocated to such Classes, but not previously reimbursed, have been reimbursed in full; and

            (iv) [to the Mezzanine Certificates] [and Private Certificates], in the following order of priority:

                  (A) to the Class [B] Certificates, in respect of interest, up to the Optimal Interest Distribution Amount for such Class for such Distribution Date;

                  (B) to the Class [B] Certificates, in reduction of the
            Certificate Balance thereof, an amount up to the Remaining Principal Distribution Amount for such Distribution Date until such Certificate Balance has been reduced to zero;

                  (C) to the Class [B] Certificates, until all amounts of
            Collateral Support Deficit previously allocated to the Class [B] Certificates, but not previously reimbursed, have been reimbursed in full;

                  (D) to the Class [C] Certificates, in respect of interest, up to the Optimal Interest Distribution Amount for such Class for such Distribution Date;

                  (E) to the Class [C] Certificates, in reduction of the
            Certificate Balance thereof, an amount up to the Remaining Principal Distribution Amount for such Distribution Date until such Certificate Balance has been reduced to zero;

                  (F) to the Class [C] Certificates, until all amounts of
            Collateral Support Deficit previously allocated to the Class [C] Certificates, but not previously reimbursed, have been reimbursed in full;

                  (G) to the Class [D] Certificates, in respect of interest, up to the Optimal Interest Distribution Amount for such Class for such Distribution Date;

                  (H) to the Class [D] Certificates, in reduction of the
            Certificate Balance thereof, an amount up to the Remaining Principal Distribution Amount for such Distribution Date until such Certificate Balance has been reduced to zero;

                  (I) to the Class [D] Certificates, until all amounts of
            Collateral Support Deficit previously allocated to the Class [D] Certificates, but not previously reimbursed, have been reimbursed in full;

                  (J) to the Class [E] Certificates, in respect of interest, up to the Optimal Interest Distribution Amount for such Class for such Distribution Date;

                  (K) to the Class [E] Certificates, in reduction of the
            Certificate Balance thereof, an amount up to the Remaining Principal Distribution Amount for such Distribution Date until such Certificate Balance has been reduced to zero;

                  (L) to the Class [E] Certificates, until all amounts of
            Collateral Support Deficit previously allocated to the Class [E] Certificates, but not previously reimbursed, have been reimbursed in full;

                  (M) to the Class [F] Certificates, in respect of interest, up to the Optimal Interest Distribution Amount for such Class for such Distribution Date;

                  (N) to the Class [F] Certificates, in reduction of the
            Certificate Balance thereof, an amount up to the Remaining Principal Distribution Amount for such Distribution Date until such Certificate Balance has been reduced to zero;

                  (O) to the Class [F] Certificates, until all amounts of
            Collateral Support Deficit previously allocated to the Class [F] Certificates, but not previously reimbursed, have been reimbursed in full;

                  (P) to the Class [G] Certificates, in respect of interest, up to the Optimal Interest Distribution Amount for such Class for such Distribution Date;

                  (Q) to the Class [G] Certificates, in reduction of the
            Certificate Balance thereof, an amount up to the Remaining Principal Distribution Amount for such Distribution Date until such Certificate Balance has been reduced to zero;

                  (R) to the Class [G] Certificates, until all amounts of
            Collateral Support Deficit previously allocated to the Class [G] Certificates, but not previously reimbursed, have been reimbursed in full;

                  (S) to the Class [H] Certificates, in respect of interest, up to the Optimal Interest Distribution Amount for such Class for such Distribution Date;

                  (T) to the Class [H] Certificates, in reduction of the
            Certificate Balance thereof, an amount up to the Remaining Principal Distribution Amount for such Distribution Date until such Certificate Balance has been reduced to zero;

                  (U) to the Class [H] Certificates, until all amounts of
            Collateral Support Deficit previously allocated to the Class [H] Certificates, but not previously reimbursed, have been reimbursed in full;

                  (V) to the Class [J] Certificates, in respect of interest, up to the Optimal Interest Distribution Amount for such Class for such Distribution Date;

                  (W) to the Class [J] Certificates, in reduction of the
            Certificate Balance thereof, an amount up to the Remaining Principal Distribution Amount for such Distribution Date until such Certificate Balance has been reduced to zero;

                  (X) to the Class [J] Certificates, until all amounts of
            Collateral Support Deficit previously allocated to the Class [J] Certificates, but not previously reimbursed, have been reimbursed in full;

                  (Y) to the Class [K] Certificates, in respect of interest, up to the Optimal Interest Distribution Amount for such Class for such Distribution Date;

                  (Z) to the Class [K] Certificates, in reduction of the
            Certificate Balance thereof, an amount up to the Remaining Principal Distribution Amount for such Distribution Date until such Certificate Balance has been reduced to zero;

                  (AA) to the Class [K] Certificates, until all amounts of
            Collateral Support Deficit previously allocated to the Class [K] Certificates, but not previously reimbursed, have been reimbursed in full;

                  (BB) to the Class [L] Certificates, in respect of interest, up to the Optimal Interest Distribution Amount for such Class for such Distribution Date;

                  (CC) to the Class [L] Certificates, in reduction of the
            Certificate Balance thereof, an amount up to the Remaining Principal Distribution Amount for such Distribution Date until such Certificate Balance has been reduced to zero;

                  (DD) to the Class [L] Certificates, until all amounts of
            Collateral Support Deficit previously allocated to the Class [L] Certificates, but not previously reimbursed, have been reimbursed in full;

                  (EE) to the Class [M] Certificates, in respect of interest, up to the Optimal Interest Distribution Amount for such Class for such Distribution Date;

                  (FF) to the Class [M] Certificates, in reduction of the
            Certificate Principal Balance thereof, an amount up to the Remaining Principal Distribution Amount for such Distribution Date until such Certificate Balance has been reduced to zero;

                  (GG) to the Class [M] Certificates, until all amounts of
            Collateral Support Deficit previously allocated to the Class [M] Certificates, but not previously reimbursed, have been reimbursed in full;

                  (HH) to the Class [N] Certificates, in respect of interest, up to the Optimal Interest Distribution Amount for such Class on such Distribution Date;

                  (II) to the Class [N] Certificates, in reduction of the
            Certificate Balance thereof, an amount up to the Remaining Principal Distribution Amount for such Distribution Date until such Certificate Balance has been reduced to zero;

                  (JJ) to the Class [N] Certificates, until all amounts of
            Collateral Support Deficit previously allocated to the Class [N] Certificates, but not previously reimbursed, have been reimbursed in full; and

                  (KK) to the Class ___ and Class ___ Certificates, any
            remaining amounts in the Upper-Tier REMIC and the Lower-Tier REMIC, respectively.

      Notwithstanding the foregoing, on each Distribution Date occurring on or after the date on which the principal balances of the Mezzanine Certificates and Subordinate Private Certificates have been reduced to zero by the application of Collateral Support Deficits thereto, the Trustee will apply amounts on deposit in the Distribution Account in the following order of priority--

      o concurrently, to the Class [A-1], Class [A-2] and Class [A-X] Certificates, pro rata, in respect of interest;

      o to the Class [A-1] and Class [A-2] Certificates, pro rata, in reduction of the Certificate Balances thereof, until the Certificate Balance of each such Class has been reduced to zero; and

      o to the Class [A-1] and Class [A-2] Certificates, pro rata (based on the aggregate unreimbursed Collateral Support Deficit previously allocated to such Class), until all amounts of such Collateral Support Deficit previously allocated to such Classes but not previously reimbursed have been reimbursed in full.

      Reimbursement of previously allocated Collateral Support Deficits will not constitute distributions of principal for any purpose and will not result in an additional reduction in the Certificate Balance of the class of Certificates in respect of which any such reimbursement is made.

Definitions

      "Class [A-1] Pass-Through Rate":

      "Class [A-2] Pass-Through Rate":

      "Class [A-X] Pass-Through Rate":

      "Class [B] Pass-Through Rate":

      "Class [C] Pass-Through Rate":

      "Class [D] Pass-Through Rate":

      "Class [E] Pass-Through Rate":

      "Class [F] Pass-Through Rate":

      "Class [G] Pass-Through Rate":

      "Class [H] Pass-Through Rate":

      "Class [J] Pass-Through Rate":

      "Class [K] Pass-Through Rate":

      "Class [L] Pass-Through Rate":

      "Class [M] Pass-Through Rate":

      "Class [N] Pass-Through Rate":

      "Excess Rate": With respect to each ARD Loan after the related Anticipated Repayment Date, the excess of the Revised Rate thereof over the Mortgage Rate thereof.

      "Interest Shortfall Amount": As to any Distribution Date and any Class of Regular Certificates, the amount, if any, by which the amount distributed on such Class on such Distribution Date in respect of interest is less than the related Optimal Interest Distribution Amount.

      "Monthly Interest Distribution Amount": As to any Distribution Date and any Class of Regular Certificates other than the Class [A-X] Certificates, the amount of interest accrued for the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Balance of such Class as of such Distribution Date, reduced by--

      o such Class's share of the Uncovered Prepayment Interest Shortfall Amount; and

      o any allocations to such Class of any Certificate Deferred Interest for such Distribution Date. As to any Distribution Date and the Class [A-X] Certificates, the amount of interest accrued during the related Interest Accrual Period at the Class [A-X] Pass-Through Rate on the Notional Balance as of such Distribution Date, reduced by such Class's share of the Uncovered Prepayment Interest Shortfall Amount for such Distribution Date.

      "Mortgage Interest Accrual Period": With respect to any Mortgage Loan, the period during which interest accrues pursuant to the related Mortgage Note.

      "Mortgage Pass-Through Rate": With respect to any Mortgage Loan that provides for calculations of interest based on twelve months of 30 days each for any Mortgage Interest Accrual Period, the Net Mortgage Rate thereof. With respect to any Mortgage Loan that provides for interest accrual on an Actual/360 basis, (a) for any Mortgage Interest Accrual Period relating to an Interest Accrual Period beginning in any [January, February, April, June, September and November and any December occurring in a year immediately preceding any year that is not a leap year], the Net Mortgage Rate thereof and (b) for any Mortgage Interest Accrual Period relating to any Interest Accrual Period beginning in any ________________ any ________ occurring in a year immediately preceding a year that is a leap year], the Net Mortgage Rate thereof multiplied by a fraction whose numerator is 31 and whose denominator is 30.

      The Mortgage Rate for purposes of calculating Mortgage Pass-Through Rates and the Weighted Average Net Mortgage Rate will be the Mortgage Rate of such Mortgage Loan without taking into account any reduction in the interest rate by a bankruptcy court pursuant to a plan of reorganization or pursuant to any of its equitable powers or any reduction in the interest rate resulting from a work-out as described in this prospectus supplement under "The Pooling and Servicing Agreement--Modifications."

      "Net Mortgage Pass-Through Rate": With respect to any Mortgage Loan and any Distribution Date, the Mortgage Pass-Through Rate for such Mortgage Loan for the related Interest Accrual Period minus the sum of the related Servicing Fee Rate and the Trustee Fee Rate.

      "Net Mortgage Rate": With respect to any Interest Accrual Period and any Mortgage Loan, a per annum rate equal to the Mortgage Rate for such Mortgage Loan as of the Cut-off Date minus the related Primary Servicing Fee Rate.

      "Optimal Interest Distribution Amount": As to any Distribution Date and any Class of Regular Certificates, the sum of the Monthly Interest Distribution Amount and the Unpaid Interest Shortfall Amount for such Class for such Distribution Date.

      "Principal Distribution Amount": As to any Distribution Date, the sum of--

      o the amount collected or otherwise received on or in respect of principal of the Mortgage Loans during the related Due Period; and

      o that portion of the P&I Advance, if any, made in respect of principal of the Mortgage Loans with respect to such Distribution Date.

      "Remaining Principal Distribution Amount": As to any Distribution Date and any Class of Mezzanine Certificates or Private Certificates, the amount, if any, by which the Principal Distribution Amount for such Distribution Date exceeds the aggregate amount distributed in respect of principal on such Distribution Date on all Classes senior to such Class.

      "Uncovered Prepayment Interest Shortfall Amount": As to any Distribution Date, the sum of the Uncovered Prepayment Interest Shortfalls (as defined below under "The Pooling and Servicing Agreement--Servicing Compensation and Payment of Expenses"), if any, for such Distribution Date.

      "Unpaid Interest Shortfall Amount": As to the first Distribution Date and any Class of Regular Certificates, zero. As to any Distribution Date after the first Distribution Date and any Class of Regular Certificates, the amount, if any, by which the sum of the Interest Shortfall Amounts for such Class for prior Distribution Dates exceeds the sum of the amounts distributed on such Class on prior Distribution Dates in respect of such Interest Shortfall Amounts.

      "Unscheduled Payments of Principal": Principal prepayments, Liquidation Proceeds, insurance proceeds, condemnation awards and any other unscheduled recoveries of principal.

      "Weighted Average Net Mortgage Rate": As to any Distribution Date, the average, as of such Distribution Date, of the Net Mortgage Pass-Through Rates of the Mortgage Loans, weighted by the Stated Principal Balances thereof.

      Certain Calculations with Respect to Individual Mortgage Loans. The Stated Principal Balance of each Mortgage Loan outstanding at any time represents the principal balance of such Mortgage Loan ultimately due and payable to the Certificateholders. The Stated Principal Balance of a Mortgage Loan may also be reduced in connection with any forced reduction of the actual unpaid principal balance thereof imposed by a court presiding over a bankruptcy proceeding in which the related borrower is the debtor. See "Legal Aspects of the Mortgage Loans--Bankruptcy Laws" in the accompanying prospectus. If any Mortgage Loan is paid in full or such Mortgage Loan (or any Mortgaged Property acquired in respect thereof) is otherwise liquidated, then, as of the first Distribution Date that follows the end of the Due Period in which such payment in full or liquidation occurred and notwithstanding that a loss may have occurred in connection with any such liquidation, the Stated Principal Balance of such Mortgage Loan will be zero.

      For purposes of calculating distributions on, and allocations of Collateral Support Deficit to, the Certificates, as well as for purposes of calculating the Servicing Fee, Primary Servicing Fee and Trustee Fee payable each month, each REO Property will be treated as if there exists with respect thereto an outstanding mortgage loan (an "REO Loan"), and all references to "Mortgage Loan" and "Mortgage Loans" in this prospectus supplement and in the accompanying prospectus, when used in such context, will be deemed to also be references to or to also include, as the case may be, any REO Loans. Each REO Loan will generally be deemed to have the same characteristics as its actual predecessor Mortgage Loan, including the same fixed Mortgage Rate (and, accordingly, the same Net Mortgage Pass-Through Rate) and the same unpaid principal balance and Stated Principal Balance. Amounts due on such predecessor Mortgage Loan, including any portion thereof payable or reimbursable to the Servicer, will continue to be "due" in respect of the REO Loan; and amounts received in respect of the related REO Property, net of payments to be made, or reimbursement to the Servicer[s] or the related Special Servicer[s] for payments previously advanced, in connection with the operation and management of such property, generally will be applied by the Servicer[s] as if received on the predecessor Mortgage Loan.

      [Describe Allocations of Prepayments, Prepayment Premiums and Yield Maintenance Charges]

      [Excess Interest. On each Distribution Date, Excess Interest collected during the related Due Period in respect of _____ Mortgage Loans and will be distributed solely to the Class ___ and Class __ Certificates, respectively, to the extent set forth in the Pooling and Servicing Agreement, and will not be available for distribution to holders of the Offered Certificates. The Class __ and Class __ certificates are not entitled to any other distributions of interest, principal, Prepayment Premiums or Yield Maintenance Charges.]

Assumed Final Distribution Date; Rated Final Distribution Date

      The Assumed Final Distribution Date will in each case be as follows:

          Class Designation           Assumed Final Distribution Date
        ---------------------       -----------------------------------


      The above Assumed Final Distribution Dates were calculated based on the Mortgage Loan Assumptions, including the assumptions that there are no defaults, delinquencies or prepayments on the Mortgage Loans. Accordingly, in the event of defaults on the Mortgage Loans, the actual final Distribution Date for one or more Classes of the Offered Certificates may be later, and could be substantially later, than the related Assumed Final Distribution Date(s).

      In addition, the above Assumed Final Distribution Dates were calculated on the basis of a 0% CPR. Since the rate of payment (including prepayments) of the Mortgage Loans may exceed the scheduled rate of payments, and could exceed such scheduled rate by a substantial amount, the actual final Distribution Date for one or more Classes of the Offered Certificates may be earlier, and could be substantially earlier, than the related Assumed Final Distribution Date(s). The rate of payments (including prepayments) on the Mortgage Loans will depend on the characteristics of the Mortgage Loans, as well as on the prevailing level of interest rates and other economic factors, and no assurance can be given as to actual payment experience. Finally, the Assumed Final Distribution Dates were calculated assuming that there would not be an early termination of the Trust Fund.

      The Rated Final Distribution Date for each Class of Offered Certificates will be the Distribution Date in ________ __, 20[__], which is the first Distribution Date following the date that is [five] years after the latest Assumed Maturity Date.

Subordination; Allocation of Collateral Support Deficits and Certificate Deferred Interest

      The rights of the holders of the Subordinate Private Certificates to receive distributions of principal and interest on or in respect of the Mortgage Loans will be subordinate to those of the holders of the Mezzanine Certificates, and the rights of the holders of any Class of Mezzanine Certificates to receive distributions of principal and interest on or in respect of the Mortgage Loans will be subordinate to those of the holders of the Senior Certificates and each Class of Mezzanine Certificates with an earlier alphabetical designation, other than, in each case, with respect to Uncovered Prepayment Interest Shortfalls. This subordination is intended to enhance the likelihood of timely receipt by the holders of the Senior Certificates of the full amount of all interest payable in respect of the Senior Certificates on each Distribution Date, and the ultimate receipt by the holders of the Senior Certificates (other than the Class [A-X] Certificates) of principal in an amount equal to, in each case, the entire Certificate Balance of such Class of Certificates. Similarly, but to decreasing degrees, this subordination is also intended to enhance the likelihood of timely receipt by the holders of Class [B], Class [C] and Class [D] Certificates of the full amount of interest payable in respect of such Classes of Certificates on each Distribution Date, and the ultimate receipt by the holders of such Certificates of principal equal to, in each case, the entire Certificate Balance of each such Class of Certificates.

      The protection afforded to the holders of any Class of Offered Certificates by means of the subordination of each Class of Offered Certificates, if any, subordinate thereto and by means of the subordination of the Private Certificates will be accomplished by the application of the available distribution amount on each Distribution Date in accordance with the order of priority described under "--Distributions" above and by the allocation of Collateral Support Deficits and Certificate Deferred Interest in the manner described below. No other form of credit support will be available for the benefit of the holders of the Offered Certificates.

      Allocation to each Class of Offered Certificates, in order of declining seniority for so long as such Class is outstanding, of the Principal Distribution Amount on a given Distribution Date will have the effect of reducing the aggregate Certificate Balance of such Class at a proportionately faster rate than the rate at which the aggregate Stated Principal Balance of the Mortgage Loans will decrease. Thus, as principal is distributed to each Class of Offered Certificates, the percentage interest in the Trust Fund evidenced by such Class will be decreased (with a corresponding increase in the percentage interest in the Trust Fund evidenced by the Private Certificates and those Classes of Offered Certificates subordinate to the Class of Offered Certificates then receiving distributions of principal), thereby increasing, relative to their respective Certificate Balances, the subordination afforded such Class by the Offered Certificates subordinate thereto and by the Private Certificates.

      On each Distribution Date, immediately following the distributions to be made to the Certificateholders on such date, the Trustee is required to calculate the Collateral Support Deficit. The Trustee will be required to allocate any such Collateral Support Deficit among the respective Classes of Certificates as follows: to the Class [N], Class [M], Class [L], Class [K], Class [J], Class [H], Class [G], Class [F], Class [E], Class [D], Class [C] and Class [B] Certificates in that order, in reduction of the respective Certificate Balances thereof, in each case until the remaining Certificate Balance of each such Class has been reduced to zero. Following the reduction of the Certificate Balances of all such Classes to zero, any remaining Collateral Support Deficit will be allocated among the Class [A-1] and Class [A-2] Certificates, pro rata (based upon such Classes' respective Certificate Balances), until the remaining Certificate Balances of such Classes have been reduced to zero. Any Collateral Support Deficit allocated to a Class of Certificates will be allocated among respective Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

      In general, Collateral Support Deficits could result from the occurrence of--

      o losses and other shortfalls on or in respect of the Mortgage Loans, including as a result of defaults and delinquencies, the payment to the related Special Servicer[s] of any compensation as described in "The Pooling and Servicing Agreement--Servicing Compensation and Payment of Expenses," the payment of interest on Advances (to the extent not covered by Penalty Charges collected on the related Mortgage Loans) and certain servicing expenses; and

      o certain unanticipated, non-Mortgage Loan specific expenses of the Trust Fund, including certain reimbursements to the Trustee, the Servicer[s], the Special Servicer[s] and the depositor and certain federal, state and local taxes, and certain tax-related expenses, payable out of the Trust Fund (but excluding Uncovered Prepayment Interest Shortfalls, which will be allocated to all or several of the Classes of Regular Certificates on a pro rata basis as a reduction of such Classes' interest entitlement, as described below) as described in this prospectus supplement under "The Pooling and Servicing Agreement."

      Accordingly, the allocation of Collateral Support Deficits as described above will constitute an allocation of losses and other shortfalls experienced by the Trust Fund. A Class of Offered Certificates will be considered outstanding until its Certificate Balance is reduced to zero; provided, however, that reimbursement of any previously allocated Collateral Support Deficit may thereafter be made to such Class.

      Shortfalls in the available distribution amount resulting from Uncovered Prepayment Interest Shortfalls will generally be allocated to all Classes of the Regular Certificates. In each case such allocations will be made pro rata to such Classes on the basis of their Monthly Interest Distribution Amounts (before giving effect to any reductions therefrom for such Uncovered Prepayment Interest Shortfalls or indemnification expenses or for Certificate Deferred Interest) and will reduce such Classes' respective interest entitlements.

      Certificate Deferred Interest. On each Distribution Date, the amount of interest distributable monthly on each Class of Regular Certificates will be reduced by an amount of Certificate Deferred Interest equal to the aggregate amount of Mortgage Deferred Interest for all Mortgage Loans for the related Due Date and allocated to such Class of Certificates, the amount representing such Certificate Deferred Interest to be allocated first, to the [Subordinate Private Certificates], second, to the Class [D] Certificates, third, to the Class [C] Certificates and fourth, to the Class [B] Certificates. If the Certificate Balance of at least one Class of Senior Certificates is not zero, then any amounts representing Certificate Deferred Interest after allocation thereof to the [Mezzanine Certificates] [and Subordinate Private] Certificates in accordance with the preceding sentence, will be allocated to the Senior Certificates (other than the Class [A-X] Certificates) pro rata on the basis of such Classes' respective interest entitlements on such date (before giving effect to any reduction therefrom on such Distribution Date). The effect of such an allocation of Certificate Deferred Interest is to reduce the interest otherwise distributable to such Classes of Certificates. Additionally, on each Distribution Date, the Certificate Balance of each Class of Regular Certificates (other than the Class [A-X] Certificates) will be increased (except for the purposes of determining

Voting Rights and the identity of the Controlling Class) by the amount of Certificate Deferred Interest, if any, allocated to such Class of Certificates.

                       PREPAYMENT AND YIELD CONSIDERATIONS


Yield

      The yield to maturity on the Offered Certificates will depend upon the price paid by the Certificateholder, the rate and timing of the distributions in reduction of Certificate Balance of such Certificates and the rate, timing and severity of losses on the Mortgage Loans and the extent to which such losses are allocable in reduction of the Certificate Balance of such Certificates, as well as prevailing interest rates at the time of prepayment or default.

      The rate of distributions in reduction of the Certificate Balance of any Class of Offered Certificates, the aggregate amount of distributions on any Class of Offered Certificates and the yield to maturity of any Class of Offered Certificates will be directly related to the rate of payments of principal (both scheduled and unscheduled) on the Mortgage Loans and the amount and timing of borrower defaults. The Pass-Through Rate for the Class [A-X] Certificates for any Distribution Date will be variable and will be based on the Weighted Average Net Mortgage Rate for such Distribution Date. In addition, such distributions in reduction of Certificate Balance may result from repurchases by a Mortgage Loan Seller[s] due to missing or defective documentation or by a Mortgage Loan Seller for breaches of representations and warranties with respect to the Mortgage Loans as described in this prospectus supplement under "The Pooling and Servicing Agreement--Representations and Warranties; Repurchase," purchases of the Mortgage Loans in the manner described in this prospectus supplement under "The Pooling and Servicing Agreement--Optional Termination."

      The Certificate Balance of any Class of Offered Certificates may be reduced without distributions thereon as a result of the allocation of Collateral Support Deficits to such Class (or the related Classes), reducing the maximum amount distributable to such Class in respect of Certificate Balance, as well as the amount of interest that would have accrued thereon in the absence of such reduction. A Collateral Support Deficit generally results when the aggregate principal balance of a Mortgage Loan is reduced without an equal distribution to Certificateholders in reduction of the Certificate Balances of the Certificates. Collateral Support Deficits are likely to arise under the circumstances described in the penultimate paragraph of "Description of the Offered Certificates--Subordination; Allocation of Collateral Support Deficits and Certificate Deferred Interest."

      Because the ability of a borrower to make a Balloon Payment or to repay an ARD Loan in full on its Anticipated Repayment Date will depend upon its ability either to refinance the Mortgage Loan or to sell the related Mortgaged Properties, there is a risk that a borrower may default at the maturity date in the case of a Balloon Loan or fail to fully repay an ARD Loan at its Anticipated Repayment Date. In connection with a default on the Balloon Payment, the related Special Servicer[s] may agree to extend the maturity date thereof as described in this prospectus supplement under "The Pooling and Servicing Agreement--Realization Upon Mortgage Loans." In the case of any such default, recovery of proceeds may be delayed by and until, among other things, work-outs are negotiated, foreclosures are completed or bankruptcy proceedings are resolved.

      The Directing Certificateholder may delay the commencement of any foreclosure proceedings under certain conditions described in this prospectus supplement. Certificateholders are not entitled to receive distributions of Monthly Payments or the Balloon Payment when due except to the extent they are either actually received or covered by an Advance. Consequently, any defaulted Monthly Payment for which no such Advance is made and a defaulted Balloon Payment will tend to extend the weighted average lives of the Certificates, whether or not a permitted extension of the maturity date of the related Mortgage Loan has been effected. The rate of payments (including voluntary and involuntary prepayments) on pools of Mortgage Loans is influenced by a variety of economic, demographic, geographic, social, tax, legal and other factors, including the level of mortgage interest rates and the rate at which borrowers default on their mortgage loans.

      The timing of changes in the rate of prepayments on the Mortgage Loans may significantly affect the actual yield to maturity experienced by an investor even if the average rate of principal payments experienced over time is consistent with such investor's expectation. In general, the earlier a prepayment of principal on the Mortgage Loans is applied in reduction of the Certificate Balance of a Class of Offered Certificates, the greater the effect on such investor's yield to maturity.

      Substantially all of the Mortgage Loans have Lockout and/or Defeasance Periods ranging from ______ months to ______ months following the Cut-off Date. The weighted average Lockout and/or Defeasance Period for the Mortgage Loans is approximately ______ months. Voluntary prepayments on the Mortgage Loans are generally prohibited until no earlier than one to six months preceding their Anticipated Repayment Date or maturity date, as applicable. See "Description of the Mortgage Loans--Certain Terms and Conditions of the Mortgage Loans--Prepayment Provisions" in this prospectus supplement.

      As described in this prospectus supplement, ______ of the Mortgage Loans have one or more call-protection features (i.e., Lockout Periods, Prepayment Premiums or Yield Maintenance Charges), which are intended to prohibit or discourage borrowers from prepaying their Mortgage Loans. Notwithstanding the existence of such call protection, no representation is made as to the rate of principal payments on the Mortgage Loans or as to the yield to maturity of any Class of Offered Certificates. In addition, although excess cash flow is applied to reduce the principal of the ARD Loans after their respective Anticipated Repayment Dates and the Mortgage Rates are reset at the Revised Rates, there can be no assurance that any of such Mortgage Loans will be prepaid on that date or any date prior to maturity. Additional Collateral Loans may require principal prepayments during the related Lockout Periods without payment of a Prepayment Premium or Yield Maintenance Charge.

      An investor is urged to make an investment decision with respect to any Class of Offered Certificates based on the anticipated yield to maturity of such Class of Offered Certificates resulting from its purchase price and such investor's own determination as to anticipated Mortgage Loan prepayment rates under a variety of scenarios. The extent to which any Class of Offered Certificates is purchased at a discount or a premium and the degree to which the timing of payments on such Class of Offered Certificates is sensitive to prepayments will determine the extent to which the yield to maturity of such Class of Offered Certificates may vary from the anticipated yield. An investor should carefully consider the associated risks, including, in the case of any Offered Certificates purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificates purchased at a premium, the risk that a faster than anticipated rate of principal payments could result in an actual yield to such investor that is lower than the anticipated yield.

      An investor should consider the risk that rapid rates of prepayments on the Mortgage Loans, and therefore of amounts distributable in reduction of the principal balance of the Offered Certificates entitled to distributions of principal may coincide with periods of low prevailing interest rates. During such periods, the effective interest rates on securities in which an investor may choose to reinvest amounts distributed in reduction of the principal balance of such investor's Offered Certificate may be lower than the Pass-Through Rate. There can be no assurance that any distribution of Prepayment Premiums or Yield Maintenance Charges advanced by the Servicer[s] in connection with the mandatory prepayment of an Additional Collateral Loan will be sufficient to offset any negative effect on yield.

      Conversely, slower rates of prepayments on the Mortgage Loans, and therefore of amounts distributable in reduction of the principal balance of the Offered Certificates entitled to distributions of principal, may coincide with periods of high prevailing interest rates. During such periods, the amount of principal distributions resulting from prepayments available to an investor in such Certificates for reinvestment at such high prevailing interest rates may be relatively small.

      The Pass-Through Rate applicable to the Class [B], Class [C] and Class [D] Certificates for any Distribution Date will be equal to the Weighted Average [Net Mortgage Rate minus [__]%, [__]%, [__]% and [__]% respectively with respect to such Distribution Date. Accordingly, the yield on the Class [B], Class [C] and Class [D] Certificates will be sensitive to changes in the relative composition of the Mortgage Loans as a result of scheduled amortization, voluntary prepayments, liquidations of Mortgage Loans following default and repurchases of Mortgage Loans. Losses or payments of principal on the Mortgage Loans with higher Mortgage Rates will result in a reduction in the Weighted Average Net Mortgage Rate, reducing the Pass-Through Rates of the Class [B], Class [C] and Class [D] Certificates.

      The effective yield to holders of Offered Certificates will be lower than the yield otherwise produced by the applicable Pass-Through Rate and purchase prices because while interest is generally required to be paid by the borrower on a specified day between the first day and the eleventh day of each month, the distribution of such interest will not be made until the Distribution Date occurring in such month, and principal paid on any Distribution Date will not bear interest during the period after the interest is paid and before the Distribution Date occurs. Additionally, as described under "Description of the Offered Certificates--Distributions" in this prospectus supplement, if the portion of the available distribution amount distributable in respect of interest on any Class of Offered Certificates on any Distribution Date is less than the amount of interest required to be paid to the holders of such Class, the shortfall will be distributable to holders of such Class of Certificates on subsequent Distribution Dates, to the extent of Available Funds on such Distribution Dates. Any such shortfall will not bear interest, however, and will therefore negatively affect the yield to maturity of such Class of Certificates for so long as it is outstanding.

Modeling Assumptions

      Prepayments on mortgage loans may be measured by a prepayment standard or model. The model used in this prospectus supplement is the Constant Prepayment Rate or CPR model. As used in the following tables, (a) the column headed "0% CPR" assumes that none of the Mortgage Loans is prepaid before the Anticipated Repayment Date or maturity date, as applicable, and (b) the columns headed "5% CPR," "10% CPR," "15% CPR" and "25% CPR" assume that prepayments on the Mortgage Loans are made at those levels of CPR following the expiration of any Lockout Period and Yield Maintenance Period. All columns in the following tables assume that all of the ARD Loans are fully prepaid on their related Anticipated Repayment Date and all of the other Mortgage Loans are paid in full on their maturity date. There is no assurance, however, that prepayments of the Mortgage Loans will conform to any level of CPR, and no representation is made that the Mortgage Loans will prepay at the levels of CPR shown or at any other prepayment rate. The foregoing assumptions are referred to as the "Prepayment Assumptions."

      [Insert Description of Mortgage Loan Modeling Assumptions]

Rated Final Distribution Date

      The ratings provided by the Rating Agencies address the likelihood that all principal due on the Offered Certificates will be received by the Rated Final Distribution Date, which is the Distribution Date occurring in ________ __, 200_, which is the first Distribution Date following the date that is two years after the latest Assumed Maturity Date. Most of the Mortgage Loans have maturity dates or Anticipated Repayment Dates that occur earlier than the latest Assumed Maturity Date, and most of the Mortgage Loans may be prepaid prior to maturity. Consequently, it is possible that the Certificate Balance of each Class of Offered Certificates will be reduced to zero significantly earlier than the Rated Final Distribution Date.

Weighted Average Life of Offered Certificates

      Weighted average life refers to the average amount of time that will elapse from the date of determination to the date of distribution or allocation to the investor of each dollar in reduction of Certificate Balance that is distributed or allocated, respectively. The weighted average lives of the Offered Certificates will be influenced by, among other things, the rate at which principal of the Mortgage Loans is paid, which may occur as a result of scheduled amortization, Balloon Payments, voluntary or involuntary prepayments or liquidations.

      The weighted average lives of the Offered Certificates may also be affected to the extent that additional distributions in reduction of the Certificate Balance of such Certificates occur as a result of the repurchase or purchase of Mortgage Loans from the Trust Fund as described under "The Pooling and Servicing Agreement--Representations and Warranties; Repurchase" and "--Optional Termination" in this prospectus supplement. Such a repurchase or purchase from the Trust Fund will have the same effect on distributions to the holders of Certificates as if the related Mortgage Loans had prepaid in full, except that no Prepayment Premiums or Yield Maintenance Charges are made in respect thereof.

      The tables of "Percentage of Initial Certificate Balance Outstanding at the Respective CPRs Set Forth Below" indicate the weighted average life of each Class of Offered Certificates and set forth the percentage of the initial Certificate Balance of such Offered Certificates that would be outstanding after each of the dates shown at the various CPRs and based on the Prepayment Assumptions. The tables have also been prepared on the basis of the Mortgage Loan Assumptions. The Mortgage Loan Assumptions made in preparing the previous and following tables are expected to vary from the actual performance of the Mortgage Loans. It is highly unlikely that principal of the Mortgage Loans will be repaid consistent with assumptions underlying any one of the scenarios. Investors are urged to conduct their own analysis concerning the likelihood that the Mortgage Loans may pay or prepay on any particular date.

      Based on the Mortgage Loan Assumptions, the Prepayment Assumptions and the various CPRs, the tables indicate the weighted average life of the Offered Certificates and set forth the percentages of the initial Certificate Balance of the Offered Certificates that would be outstanding after each of the indicated Distribution Dates, at the indicated CPRs.

      [Insert Table Showing Weighted Average Life of Offered Certificates]

                       THE POOLING AND SERVICING AGREEMENT


General

      The Certificates will be issued pursuant to a Pooling and Servicing Agreement to be dated as of ________ __, 200_ (the "Pooling and Servicing Agreement"), by and among the depositor, the Servicer[s], the Special Servicer[s] and the Trustee.

      Reference is made to the accompanying prospectus for important information in addition to that set forth in this prospectus supplement regarding the terms of the Pooling and Servicing Agreement and terms and conditions of the Offered Certificates. The Trustee will provide a copy of the Pooling and Servicing Agreement to a prospective or actual holder of an Offered Certificate, upon written request and, at the Trustee's discretion, payment of a reasonable fee for any expenses. The Pooling and Servicing Agreement will also be made available by the Trustee on its website, at the address set forth under "Reporting Requirements." The Pooling and Servicing Agreement will also be filed with the Commission by the depositor by means of the EDGAR System and should be available on the Commission's website, the address of which is "www.sec.gov."

Assignment of the Mortgage Loans

      On the Closing Date, the depositor will sell, transfer or otherwise convey, assign or cause the assignment of the Mortgage Loans, without recourse, to the Trustee for the benefit of the holders of Certificates. On or prior to the Closing Date, the depositor will deliver to the Trustee, with respect to each Mortgage Loan, a mortgage file ("Mortgage File") containing certain documents and instruments, including, among other things, the following--

      o the original Mortgage Note endorsed without recourse to the order of the Trustee, or a lost note affidavit;

      o the original mortgage or counterpart thereof (or, in either case, a certified copy thereof);

      o the assignment of the mortgage in recordable form in favor of the Trustee;

      o if applicable, preceding assignments of mortgages (or certified copies thereof);

      o     the related security agreement, if any;

      o if applicable, preceding assignments of assignments of leases and rents (or certified copies thereof);

      o a certified copy of the UCC-1 Financing Statements, if any, including UCC-3 continuation statements and UCC-3 assignments;

      o     if applicable, the original loan agreements; and

      o the original lender's title insurance policy (or marked commitments to insure).

      The Trustee will hold such documents for the benefit of the holders of the Certificates. The Trustee is obligated to review the documents described in items __ through __, __ through __ and __ above for each Mortgage Loan and report any missing documents or certain types of defects therein (in each such case, a "Defect" in the related Mortgage File) within 90 days after the Closing Date to the depositor, the [applicable] Servicer, the [applicable] Special Servicer[s] and the applicable Mortgage Loan Seller[s] as set forth in and subject to the terms of the Pooling and Servicing Agreement.

Representations and Warranties; Repurchase

      In the Pooling and Servicing Agreement, the depositor will assign to the Trustee for the benefit of the Certificateholders the representations and warranties made by each of the Mortgage Loan Seller[s] to the depositor in the Mortgage Loan Purchase Agreement[s]. Subject to certain specified exceptions, the representations and warranties of the Mortgage Loan Seller generally include the following--

      [Specify Select Representations And Warranties];

      The foregoing repurchase obligation will constitute the sole remedy available to the Certificateholders and the Trustee for any Defect in a Mortgage File or any Breach of any Mortgage Loan Seller's representations or warranties regarding the Mortgage Loans.

      Any Defect or any Breach that, in either case, causes any Mortgage Loan not to be a "qualified mortgage" within the meaning of the REMIC provisions of the Internal Revenue Code of 1986 shall be deemed to materially and adversely affect the interests of Certificateholders therein, requiring the related Mortgage Loan Seller to purchase the affected Mortgage Loan from the Trust Fund at the applicable Purchase Price or in conformity with the related Mortgage Loan Purchase Agreement.

Servicing of the Mortgage Loans; Collection of Payments

      The Pooling and Servicing Agreement requires the Servicer[s] or the Special Servicer[s], as applicable, to make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans. With respect to the ARD Loans, the [applicable] Servicer[s] and [applicable] Special Servicer[s] will not be able to take any enforcement action with respect to payment of Excess Interest or principal in excess of the principal component of the constant Monthly Payment, other than requests for collections, until the date on which principal and accrued interest (other than Excess Interest) has been paid in full. With respect to any Specially Serviced Mortgage Loan, subject to the restrictions set forth below under "--Realization Upon Mortgage Loans," the Special Servicer[s] will be entitled to pursue any of the remedies set forth in the related Mortgage, including the right to acquire, through foreclosure, all or any of the Mortgaged Properties securing such Mortgage Loan. The Special Servicer[s] may elect to extend a Mortgage Loan (subject to conditions described in this prospectus supplement) notwithstanding its decision to foreclose on certain of the Mortgaged Properties.

      The accompanying prospectus describes the liability of the Servicer[s] and Special Servicer[s] with regard to their respective actions and omissions.

Advances

      On the Business Day immediately preceding each Distribution Date (the "Servicer Remittance Date"), the Servicer, with respect to its related Mortgage Loans will be obligated, subject to the recoverability determination described below, to make advances (each, a "P&I Advance") out of its own funds or, subject to the replacement thereof as provided in the Pooling and Servicing Agreement, certain funds held in its Collection Account that are not required to be part of the available distribution amount for such Distribution Date, in an amount equal to (but subject to reduction as described in the following paragraph) the aggregate of--

      o the related Monthly Payments (in each case net of any related Servicing Fees, Primary Servicing Fees and Workout Fees), other than Balloon Payments, which were due during any related Due Period and delinquent (or not advanced by the related sub-servicer) as of the Business Day preceding such Servicer[s] Remittance Date; and

      o in the case of each Mortgage Loan delinquent in respect of its Balloon Payment as of the end of the related Due Period, including any REO Loan as to which the Balloon Payment would have been past due, an Assumed Scheduled Payment equal to the sum of--

            (1) the principal portion of the Monthly Payment that would have been due on such Mortgage Loan on the related Due Date based on the constant payment required by the related Mortgage Note or the original amortization schedule thereof (as calculated with interest at the related Mortgage Rate), if applicable, assuming such Balloon Payment had not become due, after giving effect to any modification of such Mortgage Loan; and

            (2) interest on the Stated Principal Balance of such Mortgage Loan at the applicable Net Mortgage Rate (net of interest at the Servicing Fee Rate).

      The Servicer'[s] obligations to make P&I Advances in respect of its related Mortgage Loan or REO Property will continue through liquidation of such Mortgage Loan or disposition of such REO Property, as the case may be. To the extent the [applicable] Servicer[s] fails to make a P&I Advance that it is required to make under the Pooling and Servicing Agreement, the Trustee is obligated to make such required P&I Advance pursuant to the Pooling and Servicing Agreement, but in any event no later than on the related Distribution Date.

      With respect to any Distribution Date, the amount required to be advanced in respect of delinquent Monthly Payments or Assumed Scheduled Payments on a Mortgage Loan that has been subject to an Appraisal Reduction Event will equal the amount that would be required to be advanced by the Servicer[s] without giving effect to the Appraisal Reduction less any Appraisal Reduction Amount with respect to such Mortgage Loan for such Distribution Date. Neither the Servicer[s] nor the Trustee will be required or permitted to make--

      o     P&I Advance for Penalty Charges;

      o     Yield Maintenance Charges;

      o     Excess Interest;

      o     Balloon Payments; or

      o     Prepayment Premiums.

      If the monthly payment on any Mortgage Loan has been reduced or if the final maturity on any Mortgage Loan is extended in connection with a bankruptcy or similar proceeding involving the related borrower or a modification, waiver or amendment granted or agreed to by the related Special Servicer, and the monthly payment due and owing during the extension period is less than the scheduled monthly payment in effect prior to such modifications, then the Servicer[s] shall, as to such Mortgage Loan, advance only the amount of the monthly payment due and owing after taking into account such reduction (net of related Primary Servicing Fees and Servicing Fees) in the event of subsequent delinquencies thereon.

      In addition to P&I Advances, the Servicer[s] will also be obligated (subject to the limitations described in this prospectus supplement) to make advances ("Servicing Advances") in connection with the servicing and administration of any Mortgage Loan or in connection with the servicing and administration of any Mortgaged Property or REO Property, to pay delinquent real estate taxes, assessments, hazard insurance premiums, environmental inspections and remediation and to cover other similar costs and expenses that are or may become a lien thereon. To the extent that the Servicer[s] fails to make a Servicing Advance that it is required to make under the Pooling and Servicing Agreement and a responsible officer of the Trustee has been notified in writing of such failure, the Trustee will make such Servicing Advance pursuant to the Pooling and Servicing Agreement no later than ____ Business Day following the Servicer'[s] failure to make such Servicing Advance.

      The [applicable] Servicer[s] or the Trustee, as the case may be, will be entitled to recover any Advance made out of its own funds from any amounts collected in respect of the Mortgage Loan as to which such Advance was made, whether in the form of related payments, insurance and condemnation proceeds, Liquidation Proceeds, any revenues from REO Properties or otherwise from the Mortgage Loan ("Related Proceeds"). Notwithstanding the foregoing, neither the Servicer[s] nor the Trustee will be obligated to make any Advance or portion thereof that it determines in its reasonable good faith judgment would, if made, not be recoverable (including interest thereon) out of Related Proceeds (a "Nonrecoverable Advance") and the Servicer[s] or the Trustee will be entitled to recover any Advance or portion thereof that it so determines to be a Nonrecoverable Advance out of general funds on deposit in the Collection Account. The Trustee will be entitled to rely conclusively on any non-recoverability determination of the [applicable] Servicer. Nonrecoverable Advances will represent a portion of the losses to be borne by the Certificateholders.

      In connection with its recovery of any Advance, each of the Servicer[s] and the Trustee will be entitled to be paid, out of any amounts then on deposit in the Collection Account, interest at the Prime Rate (the "Reimbursement Rate") accrued on the amount of such Advance from the date made to but not including the date of reimbursement.

      [The "Prime Rate" will be the rate, for any day, set forth as such in the "Money Rates" section of The Wall Street Journal, New York edition. Each Statement to Certificateholders will contain information relating to the amount of Advances made with respect to the related Distribution Date. See "--Reports to Certificateholders; Available Information" below.]

Appraisal Reductions

      After an Appraisal Reduction Event has occurred with respect to a Mortgage Loan, an Appraisal Reduction will be calculated for such Mortgage Loan. An Appraisal Reduction Event will occur on the earliest of--

      o the third anniversary of the date on which the first extension of the maturity date of a Mortgage Loan becomes effective as a result of a modification of such Mortgage Loan by the related Special Servicer, which extension does not decrease the aggregate amount of Monthly Payments on the Mortgage Loan;

      o 120 days after an uncured delinquency (without regard to the application of any grace period) occurs in respect of a Mortgage Loan;

      o the date on which a reduction in the amount of Monthly Payments on a Mortgage Loan; or a change in any other material economic term of the Mortgage Loan (other than an extension of its maturity) becomes effective as a result of a modification of such Mortgage Loan by the related Special Servicer;

      o 60 days after a receiver has been appointed for the borrower of the related Mortgaged Property;

      o     30 days after a borrower declares bankruptcy;

      o 60 days after the borrower becomes the subject of an undischarged and unstayed decree or order for a bankruptcy proceeding; and

      o immediately after a Mortgage Loan becomes an REO Loan; provided, however, that an Appraisal Reduction Event shall not be deemed to occur at any time after the aggregate Certificate Balances of all Classes of Certificates (other than the Senior Certificates) have been reduced to zero.

      If required to obtain an MAI appraisal pursuant to the foregoing, the related Special Servicer[s] must receive such appraisal within 60 days of the occurrence of such Appraisal Reduction Event (provided that in no event shall the period to receive such appraisal exceed ____ days from the occurrence of the event that, with the passage of time, would become such Appraisal Reduction Event). If such appraisal is not received, and an internal valuation is not completed, by such date or if, for any Mortgage Loan with a Stated Principal Balance of $____ or less, the related Special Servicer[s] elects not to obtain an appraisal or perform an internal valuation, the Appraisal Reduction for the related Mortgage Loan will be ____% of the Stated Principal Balance of such Mortgage Loan as of the date of the related Appraisal Reduction Event. On the first Determination Date occurring on or after the delivery of such MAI appraisal or the completion of such internal valuation, the related Special Servicer[s] will be required to calculate and report to the [applicable] Servicer, and such Servicer[s] will report to the Trustee, the Appraisal Reduction taking into account such appraisal or internal valuation.

      As a result of calculating an Appraisal Reduction with respect to a Mortgage Loan, the P&I Advance for such Mortgage Loan for the Servicer[s] Remittance Date will be reduced, which will have the effect of reducing the amount of interest available for distribution to the Subordinate Certificates in reverse alphabetical order of the Classes. See "--Advances" above. The Appraisal Reduction Amount for any Distribution Date and any Mortgage Loan for which an Appraisal Reduction has been calculated will equal the product of--

      o     the Reduction Rate for such Distribution Date; and

      o     the Appraisal Reduction with respect to such Mortgage Loan.

      Such Appraisal Reduction Amount will be calculated by the Servicer, who will be required to make such calculation prior to the day on which the Servicer[s] is required to make Advances.

      With respect to the Specially Serviced Mortgage Loan as to which an Appraisal Reduction Event has occurred, unless such Mortgage Loan has become a Corrected Mortgage Loan and has remained current for twelve consecutive Monthly Payments and with respect to which no other Appraisal Reduction Event has occurred and is continuing, the [related] Special Servicer[s] is required, within 30 days of each anniversary of such Appraisal Reduction Event, to order an appraisal (which may be an update of a prior appraisal) and, with respect to any Mortgage Loan with an outstanding principal balance less than $________, perform an internal valuation or obtain an appraisal (which may be an update of a prior appraisal), the cost of which shall be paid by the [applicable] Special Servicer[s] as a Servicing Advance recoverable from the Trust Fund.

      Based upon such appraisal, internal valuation or, as described in the second preceding paragraph, percentage calculation of the Appraisal Reduction, as the case may be, the [related] Special Servicer[s] shall redetermine and report to the Trustee and the [applicable] Servicer[s] the amount of the Appraisal Reduction with respect to such Mortgage Loan, and such redetermined Appraisal Reduction shall replace the prior Appraisal Reduction with respect to such Mortgage Loan. Notwithstanding the foregoing, the [related] Special Servicer[s] will not be required to obtain an appraisal or perform an internal valuation, as the case may be, with respect to a Mortgage Loan which is the subject of an Appraisal Reduction Event if [such] Special Servicer[s] has obtained an appraisal with respect to the related Mortgaged Property within the ____ month period immediately prior to the occurrence of such Appraisal Reduction Event, except where the Special Servicer[s] has reason to believe there has been a material adverse change in the value of the property securing such Mortgage Loan.

Instead, [such] Special Servicer[s] may use such prior appraisal in calculating any Appraisal Reduction with respect to such Mortgage Loan.

      With respect to the [Specially Serviced Mortgage Loan[s]] as to which an Appraisal Reduction Event has occurred and that has become a Corrected Mortgage Loan and has remained current for twelve consecutive Monthly Payments, and with respect to which no other Appraisal Reduction Event has occurred and is continuing, the related Special Servicer[s] may, within 30 days after the date of such twelfth Monthly Payment, order an appraisal (which may be an update of a prior appraisal) or, with respect to any Mortgage Loan with an outstanding principal balance less than $________, perform an internal valuation or obtain an appraisal (which may be an update of a prior appraisal), the cost of which is required to be paid by the [applicable] Special Servicer[s] as a Servicing Advance recoverable from the Trust Fund. Based upon such appraisal or internal valuation, the related Special Servicer[s] is required to redetermine and report to the Trustee and the [applicable] Servicer[s] the amount of the Appraisal Reduction with respect to such Mortgage Loan, and such redetermined Appraisal Reduction will replace the prior Appraisal Reduction with respect to such Mortgage Loan.

Accounts

      Lockbox Accounts. With respect to ________ Mortgage Loans, which represent in the aggregate ____% of the Initial Pool Balance, one or more accounts in the name of the related borrower (which are the Lockbox Accounts) have been, or upon the occurrence of certain events will be, established into which rents or other revenues from the related Mortgaged Properties are deposited by the related tenants or manager. Agreements governing the Lockbox Accounts provide that the borrower has no withdrawal or transfer rights with respect thereto and that all funds on deposit in the Lockbox Accounts are periodically swept into the Cash Collateral Accounts. For all ARD Loans for which a Lockbox Account has not already been established, such loans require the related lender to establish a Lockbox Account prior to its Anticipated Repayment Date. The Lockbox Accounts will not be assets of the Trust Fund.

      Cash Collateral Accounts. With respect to each Mortgage Loan that has a Lockbox Account, one or more cash collateral accounts in the name of the Servicer[s] have been established into which funds in the related Lockbox Accounts will be swept on a regular basis. Unless certain trigger events occur as specified in the related Mortgage Loan, any excess over the amount necessary to fund the Monthly Payment, the Escrow Accounts and any other amounts due under the Mortgage Loans will be returned to or retained by the related borrower, provided that no event of default of which the Servicer[s] is aware has occurred and is continuing with respect to such Mortgage Loan. However, as described under "Description of the Mortgage Loans--Certain Terms and Conditions of the Mortgage Loans--Excess Interest," after the respective Anticipated Repayment Date, if applicable, all or substantially all amounts in the related cash collateral account in excess of the amount necessary to fund the Monthly Payment and Escrow Accounts will be applied to--

      o     operating and capital expenses;

      o the reduction of the principal balance of the related Mortgage Loan until such principal is paid in full;

      o     and Excess Interest, in that order.

      The cash collateral accounts will not be an asset of the Trust Fund.

      Collection Account. The Servicer[s] will establish and maintain a segregated account (a "Collection Account" and collectively the "Collection Accounts") pursuant to the Pooling and Servicing Agreement, and on each Due Date withdraw from each cash collateral account an amount equal to the Monthly Payment on the related Mortgage Loan and deposit such amount into its Collection Account for application towards the Monthly Payment, net of related Servicing Fees and Primary Servicing Fees and other amounts due the [applicable] Servicer[s] or applicable Primary Servicer[s] and not required to be deposited into its Collection Account. The Servicer[s] will also deposit into its Collection Account within one Business Day of receipt all other payments in respect of the Mortgage Loans, other than amounts to be deposited into any Escrow Account, net of related Servicing Fees and Primary Servicing Fees and other amounts due the [applicable] Servicer[s] or applicable Primary Servicer[s] and not required to be deposited into the Collection Account.

      Distribution Account. The Trustee will establish and maintain one or more segregated accounts (collectively, the "Distribution Account") in the name of the Trustee for the benefit of the holders of Certificates. With respect to each Distribution Date, the Servicer[s] will deliver to the Trustee for deposit into the Distribution Account, to the extent of funds on deposit in the Collection Account on the Servicer[s] Remittance Date, its portion of the available distribution amount. The Servicer[s] will deposit all P&I Advances into the Distribution Account on the Servicer[s] Remittance Date. To the extent a Servicer[s] fails to do so, the Trustee is required to deposit any required P&I Advances into the Distribution Account on the related Distribution Date as described in this prospectus supplement and as provided in the Pooling and Servicing Agreement. See "Description of the Offered Certificates--Distributions."

      Interest Reserve Account. The Servicer[s] will establish on or before the Closing Date and will maintain an "Interest Reserve Account" in the name of such Servicer[s] for the benefit of the holders of the Certificates. On the Servicer[s] Remittance Date in each [February] and on the Servicer[s] Remittance Date in any January which occurs in a year which is not a leap year, the Servicer[s] will be required to deposit, in respect of the related Mortgage Loans that accrue on an Actual/360 basis, into the Interest Reserve Account, an amount withheld from the related Monthly Payment or Advance equal to one day's interest at the related Mortgage Rate on the Stated Principal Balance of such Mortgage Loan as of the Distribution Date occurring in the month preceding the month in which such Servicer[s] Remittance Date occurs, to the extent a full Monthly Payment or P&I Advance is made in respect thereof ("Withheld Amounts"). On the Servicer[s] Remittance Date occurring in ____, the Servicer[s] will be required to withdraw from the Interest Reserve Account an amount equal to the Withheld Amounts from the preceding ____ and ____, if any, and deposit such amount (excluding any net investment income thereon) into the Distribution Account.

      [Excess Interest Distribution Account. The Trustee also will establish and maintain one or more segregated accounts (collectively, the "Excess Interest Distribution Account"), each in the name of the Trustee for the benefit of the holders of the Certificates.]

      Account Requirements. The cash collateral accounts, Collection Account, any REO Account, the Escrow Accounts, the Distribution Account, the Interest Reserve Account and the Excess Interest Distribution Account will be held in the name of the Trustee (or the Servicer[s] on behalf of the Trustee) on behalf of the holders of Certificates and [such] Servicer[s] will be authorized to make withdrawals from the cash collateral accounts, the Collection Account and the Interest Reserve Account. Each of the cash collateral account, Collection Account, any REO Account, the Interest Reserve Account, the Escrow Accounts and the Excess Interest Distribution Account will be--

      o an account or accounts maintained with a federal or state chartered depository institution or trust company the short term unsecured debt obligations or commercial paper of which are rated at least "___" by ____ and "___" by ____ in the case of accounts in which funds are held for 30 days or less (or, in the case of accounts in which funds are held for more than 30 days, the long term unsecured debt obligations of which are rated at least "___" by ____ and "____" by ____ or (b) as to which the Trustee has received written confirmation from each of the Rating Agencies that holding funds in such account would not, in and of itself, cause any Rating Agency to qualify, withdraw or downgrade any of its then current ratings on the Certificates;

      o a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity which, in the case of a state chartered depository institution or trust company, is subject to regulations substantially similar to 12 C.F.R. Section 9.10(b), having in either case a combined capital surplus of at least $________ and subject to supervision or examination by federal and state authority; or

      o any other account that, as evidenced by a written confirmation from each Rating Agency that such account would not, in and of itself, cause a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates, an "eligible bank."

      Amounts on deposit in the Collection Account, cash collateral account, any REO Account and the Interest Reserve Account may be invested in certain Permitted Investments. Interest or other income earned on funds in the Collection Account, any Escrow Accounts and cash collateral accounts will be paid to the Servicer[s] (except to the extent required to be paid to the related borrower) as additional servicing compensation and interest or other income earned on funds in any REO Account will be payable to the [applicable] Special Servicer. Interest or other income earned on funds in the Interest Reserve Account will be paid to the [applicable] Servicer. Amounts on deposit in the Excess Interest Distribution Account and the Distribution Account will remain uninvested.

Withdrawals from the Collection Accounts

      The Servicer[s] may make withdrawals from its respective Collection Account for the following purposes, to the extent permitted and in the priorities provided in the Pooling and Servicing Agreement--

      (1) to remit to the Trustee for deposit in the Distribution Account the amounts required to be remitted or that may be applied to make P&I Advances;

      (2) to pay itself unpaid Servicing Fees or to pay any unpaid Primary Servicing Fees, and to pay the [applicable] Special Servicer[s] unpaid Special Servicing Fees, Liquidation Fees and Workout Fees;

      (3)   to reimburse itself or the Trustee for unreimbursed P&I Advances;

      (4) to reimburse itself, the Trustee or the holder or servicer of the related Other Note, for unreimbursed Servicing Advances;

      (5)   to reimburse itself or the Trustee, for Nonrecoverable Advances;

      (6) to pay itself or the Trustee, any interest accrued and payable thereon for any unreimbursed P&I Advances, Servicing Advances or Nonrecoverable Advances;

      (7) to reimburse itself, the [applicable] Special Servicer, the depositor or the Trustee, as the case may be, for any unreimbursed expenses reasonably incurred in respect of any Breach or Defect giving rise to a repurchase obligation of either Mortgage Loan Seller, or the enforcement of such obligation, under the related Mortgage Loan Purchase Agreement;

      (8) to pay itself, as additional servicing compensation, any net investment earnings and Penalty Charges on Mortgage Loans (other than Specially Serviced Mortgage Loans), but only to the extent collected from the related borrower; and to pay the [applicable] Special Servicer, as additional servicing compensation, Penalty Charges on Specially Serviced Mortgage Loans;

      (9)   to recoup any amounts deposited in the Collection Account in error;

      (10) to pay itself, the [applicable] Special Servicer, the depositor and their respective directors, officers, employees and agents, any amounts payable pursuant to the Pooling and Servicing Agreement;

      (11)  to pay for-

      o the cost of the opinions of counsel for purposes of REMIC administration or amending the Pooling and Servicing Agreement to the extent payable out of the Trust Fund; and

      o the cost of obtaining an extension from the Internal Revenue Service for the sale of any REO Loan;

      (12) to pay out of general collections for any and all federal, state and local taxes imposed on any REMIC or their assets or transactions together with incidental expenses;

      (13) to reimburse itself and the [applicable] Special Servicer[s] out of general collections for expenses incurred by and reimbursable to each of them by the Trust Fund;

      (14) to pay itself, the [applicable] Special Servicer, either Mortgage Loan Seller, with respect to each Mortgage Loan, if any, previously purchased pursuant to the Pooling and Servicing Agreement, all amounts received thereon subsequent to the date of purchase;

      (15) to pay for costs and expenses incurred by the Trust Fund due to actions taken pursuant to an environmental assessment; and

      (16) to clear and terminate the Collection Account at termination of the Pooling and Servicing Agreement; provided, that in the case of clauses (3), (4), (5) and (6), the Trustee will have priority with respect to any such reimbursement.

Enforcement of "Due-on-Sale" and "Due-on-Encumbrance" Clauses

      The Mortgage Loans contain provisions in the nature of "due-on-sale" or assumption clauses, which by their terms (a) provide that the Mortgage Loans will (or, at the lender's option, may) become due and payable upon the sale or other transfer of an interest in the related Mortgaged Property or (b) provide that the Mortgage Loans may be assumed with, among other conditions, the consent of the related servicer in connection with any such sale or other transfer. The Special Servicer[s] will be required to enforce any such due-on-sale clause or refuse to consent to such assumption, unless such Special Servicer[s] determines, in accordance with the Servicing Standard, that--

      o     not declaring an event of default under the related Mortgage; or

      o granting such consent would likely result in a greater recovery (or an equal recovery, provided the other conditions for an assumption or waiver of a due-on-sale clause, if any, are met) on a present value basis (discounting at the related Mortgage Rate), than would enforcement of such clause or the failure to grant such consent.

      If such Special Servicer[s] determines that-

      o     not declaring an event of default under the related Mortgage; or

      o granting such consent would likely result in a greater recovery (or an equal recovery, provided the other conditions for an assumption or waiver of a due-on-sale clause, if any, are met), such Special Servicer[s] is authorized to take or enter into an assumption agreement from or with the proposed transferee as obligor thereon, provided that--

      (1) the credit status of the prospective transferee is in compliance with such Special Servicer'[s] regular commercial mortgage origination criteria or the Servicing Standard and the terms of the related Mortgage; and

      (2) with respect to any Mortgage Loan the principal balance of which is $____ or more or that is a Mortgage Loan, part of a group of Crossed Loans or a group of Mortgage Loans identified under the table entitled "Related Borrower Loans" under "Risk Factors--Risks Related to the Mortgage Loans" that, in each case, in the aggregate, (i) represents ____% or more of the aggregate outstanding principal balance of all of the Mortgage Loans at such time or (ii) is one of the ten largest Mortgage Loans by outstanding principal balance of all of the Mortgage Loans at such time, such Special Servicer[s] has received written confirmation from each of the Rating Agencies that such assumption would not, in and of itself, cause a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates (the conditions described in (i) and (ii) are referred to as the assumption conditions. Mortgage Loans described in (ii) are referred to as Significant Mortgage Loans

      The Special Servicer[s] is required to provide notice to the Rating Agencies of the assumption of any Mortgage Loan or transfer of a direct or indirect controlling interest in the borrower under a Mortgage Loan which, in each case, is not a Significant Mortgage Loan. No assumption agreement may contain any terms that are different from any term of any Mortgage or related Mortgage Note, except pursuant to the provisions described under "--Realization Upon Mortgage Loans" and "--Modifications" below. The Special Servicer[s] will provide notice to the Rating Agencies of any waiver of any due-on-sale clause in the event that Rating Agency confirmation is not required for such waiver.

      The consent of the Special Servicer[s] and, except as described in this prospectus supplement, the receipt of a rating confirmation will not be required in the event that the holder of mezzanine debt related to a Mortgage Loan forecloses upon the equity in a borrower under a Mortgage Loan.

      The Mortgage Loans contain provisions in the nature of a "due-on-encumbrance" clause which provide--

      o that the Mortgage Loans shall (or, at the lender's option, may) become due and payable upon the creation of any additional lien or other encumbrance on the related Mortgaged Property; or

      o require the consent of the related lender to the creation of any such additional lien or other encumbrance on the related Mortgaged Property.

      The Special Servicer[s] will be required to enforce such due-on-encumbrance clause and in connection therewith will be required to (i) accelerate payments thereon or (ii) withhold its consent to such lien or encumbrance unless such Special Servicer[s] (x) determines, in accordance with the Servicing Standard, that such enforcement would not be in the best interests of the Trust Fund and (y) receives prior written confirmation from each of the Rating Agencies, that (1) not accelerating payments on the related Mortgage Loan or (2) granting such consent would not, in and of itself, cause a downgrade, qualification or withdrawal of any of the then current ratings assigned to the Certificates. See "Legal Aspects of the Mortgage Loans" in the accompanying prospectus.

Inspections; Collection of Operating Information

      The Servicer[s] (or, with respect to the Specially Serviced Mortgage Loans, the [applicable] Special Servicer) will perform (at its own expense), or cause to be performed (at its own expense), physical inspections of each Mortgaged Property at such times and in such manner as are consistent with the Servicing Standard, but in any event shall inspect each Mortgaged Property securing a Mortgage Note (a) with a Stated Principal Balance of which is $________ or more or that is a Mortgage Loan that represents ___% or more of the aggregate outstanding principal balance of all of the Mortgage Loans at such time, at least once every ___ months and (b) with a Stated Principal Balance that is less than $____ and that is not a Mortgage Loan which represents ____% or more of the aggregate outstanding principal balance of all the Mortgage Loans at such time, at least once every ___ months, in each case commencing in ____ (or at such lesser frequency as each Rating Agency shall have confirmed in writing to the [applicable] Servicer[s] will not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any Class of Certificates); provided, however, that if the related Mortgage Loan--

      o     has a DSCR of less than 1.0x and is a Specially Serviced Mortgage
            Loan;

      o     becomes a Specially Serviced Mortgage Loan; or

      o     is delinquent for ____ days;

      then the related Special Servicer[s] is required to inspect the related Mortgaged Property as soon as practicable and thereafter at least every ____ months for so long as such condition exists. The [applicable] Special Servicer[s] or the [applicable] Servicer, as the case may be, is required to prepare a written report of each such inspection describing the condition of the Mortgaged Property.

      Most of the Mortgages obligate the related borrower to deliver quarterly, and substantially all Mortgages require annual, property operating statements. In addition, there can be no assurance that any operating statements required to be delivered will in fact be delivered, nor is the related Special Servicer[s] or the Servicer[s] likely to have any practical means of compelling such delivery in the case of an otherwise performing Mortgage Loan.

Insurance Policies

      To the extent permitted by the related Mortgage Loan and required by the Servicing Standard, the Servicer[s] (or, with respect to the Specially Serviced Mortgage Loans, the related Special Servicer) will use its reasonable best efforts to cause each borrower to maintain, and if the borrower does not so maintain, is required to itself maintain (through a program that it maintains, to the extent available at commercially reasonable rates (as determined by such Servicer[s] or such Special Servicer, as applicable, in accordance with the Servicing Standard), any insurance policy coverage determined to be applicable by [such] Servicer[s] or, with respect to any Specially Serviced Mortgage Loan, by [such] Special Servicer, in accordance with the Servicing Standard. The coverage of each such policy will be in an amount that is not less than the lesser of the full replacement cost of the improvements securing such Mortgage Loan or the outstanding principal balance owing on such Mortgage Loan but in any case, such amount so as to avoid the application of any co-insurance clause and with no deduction for physical depreciation.

      Additionally, under the terms of the related Mortgage Loan documents, each borrower is required to maintain business interruption insurance which covers a period of not less than __ months. During all such times as the Mortgaged Property is located in an area identified as a federally designated special flood hazard area (if such flood insurance has been made available), the [applicable] Servicer[s] or the [applicable] Special Servicer, as the case may be, will use its reasonable best efforts to cause each borrower to maintain (to the extent required by the related Mortgage Loan), and if the borrower does not so maintain, is required to itself maintain (through a program that it maintains, to the extent available at commercially reasonable rates (as determined by the [applicable] Servicer[s] or the [applicable] Special Servicer, as the case may be, in accordance with the Servicing Standard), a Federal flood insurance policy in an amount equal to at least of--

      o     the outstanding principal balance of the related Mortgage Loan;

      o the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended; and

      o     any amount required by the related Mortgage Loan.

      The Special Servicer[s] will be required to maintain (or cause to be maintained) fire and hazard insurance on each REO Property in an amount that is not less than the lesser of the full replacement cost of the improvements on such Mortgaged Property or the outstanding principal balance owing on such Mortgage Loan. In addition, during all such times as the REO Property is located in an area identified as a federally designated special flood hazard area, the [applicable] Special Servicer[s] will cause to be maintained, to the extent available at commercially reasonable rates (as determined by such Special Servicer[s] in accordance with the Servicing Standard), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration in an amount representing coverage not less than the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended.

      The Pooling and Servicing Agreement provides that the Servicer[s] and the related Special Servicer[s] may satisfy their respective obligations to cause related borrower to maintain a hazard insurance policy by maintaining a blanket policy insuring against hazard losses on the Mortgage Loans. Any losses incurred with respect to Mortgage Loans due to uninsured risks (including earthquakes, mudflows and floods) or insufficient hazard insurance proceeds may adversely affect payments to Certificateholders. Any cost incurred by the Servicer[s] in maintaining any such insurance policy if the borrower defaults on its obligation to do so is required to be advanced by such Servicer[s] as a Servicing Advance and will be charged to the related borrower.

Evidence as to Compliance

      The Pooling and Servicing Agreement requires the Servicer[s] and the Special Servicer[s] to cause a firm of nationally recognized independent public accountants, which is a member of the American Institute of Certified Public Accountants, to furnish to the Trustee, the depositor and the Rating Agencies on or before ____ of each year, beginning ______ a statement to the effect that such firm has examined the servicing operations of the reporting person for the previous calendar year (or a portion thereof) and that on the basis of their examination, conducted substantially in compliance with the Uniform Single Attestation Program ("USAP") for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC (the "Audit Program"), such firm confirms that the Servicer[s] or the Special Servicer, as the case may be, complied with the minimum servicing standards identified in USAP or the Audit Program, in all material respects, except for such significant exceptions or errors in records that, in the opinion of each such firm, the USAP or the Audit Program require such firm to report, in which case such exceptions and errors shall be so reported.

      The Pooling and Servicing Agreement also requires the Servicer[s] and the Special Servicer[s] to deliver to the Trustee, the depositor and the Rating Agencies on or before ____ of each year, beginning ____, an officer's certificate of the Servicer[s] stating that, among other things, to the best of such officer's knowledge, such Servicer[s] has fulfilled its obligations under the Pooling and Servicing Agreement in all material respects throughout the preceding year (or such shorter period) or, if there has been a material default, specifying each material default known to such officer, the nature and status of such default and the action proposed to be taken with respect thereto.

Certain Matters Regarding the Depositor, the Trustee, the Servicer[s] and the Special Servicer[s]

      The accompanying prospectus describes the circumstances and procedures whereby a Servicer[s] and/or Special Servicer[s] may resign from their respective obligations. The accompanying prospectus also sets forth the appointment procedure for [a] successor Servicer[s] and/or Special Servicer[s]. See "Description of the Governing Documents--Matters Regarding the Master Servicer, the Special Servicer, the Manager and Us" in the accompanying prospectus.

      The Pooling and Servicing Agreement will provide that none of the Servicer[s], the Special Servicer[s], the Trustee, the depositor or any affiliate, director, officer, employee or agent of any of them will be under any liability to the Trust Fund, the other parties thereto or the Certificateholders for any action taken, or not taken, in good faith pursuant to the Pooling and Servicing Agreement or for errors in judgment; provided, however, that none of the Servicer[s], the Special Servicer[s], the Trustee, the depositor or any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of obligations or duties thereunder or by reason of negligent disregard of such obligations and duties. The Pooling and Servicing Agreement will also provide that the Servicer[s], the Special Servicer[s], the Trustee, the depositor and any affiliate, director, officer, employee or agent of any of them will be entitled to indemnification by the Trust Fund against any loss, liability or expense incurred in connection with any legal action that relates to the Pooling and Servicing Agreement, the Mortgage Loans or the Certificates; provided, however, that such indemnification will not extend to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of obligations or duties under the Pooling and Servicing Agreement, by reason of negligent disregard of such obligations or duties, or in the case of the depositor and any of its directors, officers, employees and agents, any violation by any of them of any state or federal securities law.

      In addition, the Pooling and Servicing Agreement will provide that none of the Servicer[s], the Special Servicer[s], the Trustee, or the depositor will be under any obligation to appear in, prosecute or defend any legal or administrative action that is not incidental to its respective responsibilities under the Pooling and Servicing Agreement and that in its opinion may involve it in any expense or liability. However, each of the Servicer[s], the Special Servicer[s], the Trustee, and the depositor will be permitted, in the exercise of its discretion, to undertake any such action, proceeding, hearing or examination as it may deem necessary or desirable with respect to the enforcement and/or protection of the rights and duties of the parties to the Pooling and Servicing Agreement and the interests of the Certificateholders thereunder. In such event, the legal expenses and costs of such action, and any liability resulting therefrom, will be expenses, costs and liabilities of the Trust Fund, and the [applicable] Servicer, the [applicable] Special Servicer, the Trustee or the depositor, as the case may be, will be entitled to reimbursement from amounts attributable to the Mortgage Loans on deposit in the Collection Account.

      Pursuant to the Pooling and Servicing Agreement, the Servicer[s] and the Special Servicer[s] will be required to maintain a fidelity bond and errors and omissions policy or their equivalent that provides coverage against losses that may be sustained as a result of an officer's or employee's misappropriation of funds or errors and omissions, subject to certain limitations as to amount of coverage, deductible amounts, conditions, exclusions and exceptions permitted by the Pooling and Servicing Agreement. Notwithstanding the foregoing, the Servicer[s] or the Special Servicer[s] will be allowed to self-insure with respect to a fidelity bond and errors and omissions policy so long as certain conditions set forth in the Pooling and Servicing Agreement are met.

      Any person with or into which the Servicer[s], the Special Servicer[s] or the depositor may be merged or consolidated, or any person resulting from any merger or consolidation to which the Servicer[s], the Special Servicer[s] or the depositor is a party, or any person succeeding to the business of the Servicer[s], the Special Servicer[s] or the depositor, will be the successor of the Servicer[s], the Special Servicer[s] or the depositor, as the case may be, under the Pooling and Servicing Agreement; provided, however, that such merger, consolidation or succession will not, or has not, in and of itself, resulted in a withdrawal, downgrade or qualification of the then current ratings of the Certificates that have been so rated, as confirmed in writing by each Rating Agency, the Servicer[s] and the Special Servicer[s] may have other normal business relationships with the depositor or the depositor's affiliates.

Events of Default

      "Events of Default" under the Pooling and Servicing Agreement with respect to the Servicer[s] or the Special Servicer, as the case may be, will include, without limitation--

      o (a) any failure by [such] Servicer[s] to make any remittance required to be made by [such] Servicer[s] (including any P&I Advances) by 5: 00 p.m. on [such] Servicer[s] Remittance Date, which is not cured by 10: 00 a.m. on the Distribution Date and (b) any failure by [such] Servicer[s] to make any required Servicing Advance within the time specified in the Pooling and Servicing Agreement;

      o any failure by [such] Special Servicer[s] to deposit into the REO Account, or to remit to the [applicable] Servicer[s] for deposit in the Collection Account, any such remittance required to be made by [such] Special Servicer[s] on the day such remittance is required to be made under the Pooling and Servicing Agreement;

      o any failure by [such] Servicer[s] or [such] Special Servicer[s] duly to observe or perform in any material respect any of its other covenants or obligations under the Pooling and Servicing Agreement, which failure continues unremedied for thirty days (or fifteen days for payment of premiums on any insurance policies or 60 days so long as [such] Servicer[s] is in good faith diligently pursuing such obligation) after written notice thereof has been given to [such] Servicer[s] or [such] Special Servicer, as the case may be, by any other party to the Pooling and Servicing Agreement, or to [such] Servicer[s] or [such] Special Servicer, the depositor and the Trustee, by Certificateholders of any Class, evidencing, as to such Class, Percentage Interests aggregating not less than ____%;

      o any breach by [such] Servicer[s] or [such] Special Servicer[s] of a representation or warranty contained in the Pooling and Servicing Agreement which materially and adversely affects the interests of the Certificates and continues unremedied for thirty days after the date on which notice of such breach shall have been given;

      o certain events of insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings in respect of or relating to [such] Servicer[s] or [such] Special Servicer, and certain actions by or on behalf of [such] Servicer[s] or [such] Special Servicer[s] indicating its insolvency or inability to pay its obligations and such decree or order shall have remained in force for ____ days; or

      o ______ confirms in writing that the Servicer[s]; or Special Servicer[s] is no longer rated "____" and "____," respectively, or better as such ratings pertain to both Servicer[s] and Special Servicer;

Rights Upon Event of Default

      If an Event of Default occurs with respect to a Servicer[s] or a Special Servicer[s] under the Pooling and Servicing Agreement, then, in each and every such case, so long as the Event of Default remains unremedied, the Trustee, will be authorized, and at the written direction of Certificateholders entitled to not less than 51% of the Voting Rights. If the Trustee is unwilling or unable so to act or is not approved by each Rating Agency, it may (or, at the written request of Certificateholders entitled to not less than 51% of the Voting Rights, it will be required to), appoint, or petition a court of competent jurisdiction to appoint as successor to [such] Servicer[s] or [such] Special Servicer, as the case may be, any established mortgage loan servicing institution or other entity as to which the Trustee has received written notice from each Rating Agency that such appointment would not, in and of itself, result in the downgrade, qualification or withdrawal of the then current ratings assigned to any Class of Certificates by such Rating Agency.

      No Certificateholder will have any right under the Pooling and Servicing Agreement to institute any suit, action or proceeding with respect to the Certificates or the Pooling and Servicing Agreement unless such holder previously has given to the Trustee written notice of default and the continuance thereof and unless the holders of Certificates of any Class evidencing not less than 25% of the aggregate Percentage Interests constituting such Class have made written request upon the Trustee to institute such proceeding on behalf of the Trustee and have offered to the Trustee reasonable indemnity, and the Trustee for 60 days after receipt of such request and indemnity has neglected or refused to institute any such proceeding. However, the Trustee, will be under no obligation to exercise any of the trusts or powers vested in it by the Pooling and Servicing Agreement or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

Amendment

      The accompanying prospectus describes several circumstances where the Pooling and Servicing Agreement may be amended by the parties thereto without the consent of the holders of Certificates. See "Description of the Governing Documents--Amendment" in the accompanying prospectus. The parties may also amend the Pooling and Servicing Agreement without the consent of any of the holders of Certificates to--

      o change the timing and/or nature of deposits in the Collection Account, the Distribution Account or the REO Account, provided that--

      (1) the Servicer[s] Remittance Date shall not be later than the related Distribution Date;

      (2) such change would not adversely affect in any material respect the interests of any Certificateholder, as evidenced by an opinion of counsel (at the expense of the party requesting the amendment); and

      (3) such change would not result in the downgrading, qualification or withdrawal of the then current ratings assigned to any Class of Certificates by any Rating Agency, as evidenced by a letter from each Rating Agency;

      o     modify, eliminate or add to any of its provisions--

      (1) to such extent as shall be necessary to maintain the qualification of the Lower-Tier REMIC or the Upper-Tier REMIC as a REMIC or to avoid or minimize the risk of imposition of any tax on the Trust Fund, provided that the Trustee has received an opinion of counsel (at the expense of the party requesting the amendment) to the effect that--

      (i) such action is necessary or desirable to maintain such qualification or to avoid or minimize such risk; and

      (ii) such action will not adversely affect in any material respect the interests of any holder of the Certificates; or

      (2) to restrict the transfer of the Residual Certificates, provided that the depositor has determined that the then current ratings of any Class of the Certificates will not be downgraded, qualified or withdrawn, as evidenced by a letter from each Rating Agency, and that any such amendment will not give rise to a federal tax with respect to the transfer of the Residual Certificates to a non-permitted transferee (see "Certain Federal Income Tax Consequences" in the accompanying prospectus);

      o make any other provisions with respect to matters or questions arising under the Pooling and Servicing Agreement, provided that such action will not, as evidenced by an opinion of counsel, adversely affect in any material respect the interests of any Certificateholder; or

      o amend or supplement any provision of the Pooling and Servicing Agreement to the extent necessary to maintain the then current ratings assigned to each Class of Certificates by each Rating Agency as confirmed in writing.

      The Pooling and Servicing Agreement may also be amended by the parties thereto with the consent of the holders of Certificates of each Class affected thereby evidencing, in each case, not less than 66 2/3% of the aggregate Percentage Interests constituting such Class for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the holders of the Certificates, except that no such amendment may--

      o reduce the aforesaid percentage of Certificates of any Class the holders of which are required to consent to any such amendment without the consent of the holders of all Certificates of such Class then outstanding; or

      o adversely affect the Voting Rights of any Class of Certificates without the consent of the holders of all Certificates of such Class then outstanding, change the Servicing Standard without the consent of the holders of all Certificates then outstanding.

      See "Description of the Governing Documents--Amendment" in the accompanying prospectus.

      Notwithstanding the foregoing, the Trustee will not be entitled to consent to any amendment to the Pooling and Servicing Agreement without having first received an opinion of counsel (at the Trust Fund's expense) to the effect that such amendment or the exercise of any power granted to the Servicer[s], the Special Servicer[s], the depositor, the Trustee or any other specified person in accordance with such amendment will not result in the imposition of a tax on either REMIC constituted by the Trust Fund or cause the Lower-Tier REMIC or the Upper-Tier REMIC to fail to qualify as a REMIC.

Voting Rights

      For any date of determination, the voting rights for the Certificates (the "Voting Rights") will be allocated among the respective Classes of Certificateholders as follows--

      o     ___% in the case of the Class [A-X] Certificates, and

      o in the case of any other Class of Certificates (other than the Class ___, Class ___ and Residual Certificates), a percentage equal to the product of [_]% and a fraction, the numerator of which is the aggregate Certificate Balance of such Class, in each case, determined as of the Distribution Date immediately preceding such date of determination, and the denominator of which is equal to the aggregate Certificate Balance of all Classes of Certificates, each determined as of the Distribution Date immediately preceding such date of determination. None of the Class ___, Class ___ or Residual Certificates will be entitled to any Voting Rights.

      For purposes of determining Voting Rights, the Certificate Balance of any Class shall be deemed reduced by allocation of Collateral Support Deficit to such Class, but not by any Appraisal Reductions allocated to such Class. Voting Rights allocated to a Class of Certificateholders shall be allocated among such Certificateholders in proportion to the Percentage Interests evidenced by their respective Certificates. Solely for the purposes of the taking of any action under the Pooling and Servicing Agreement with respect to an event of default of a Servicer, a Special Servicer[s] or the Trustee, the taking of any vote pursuant to the Pooling and Servicing Agreement with respect to the rights, obligations or liabilities of a Servicer, Trustee or a Special Servicer, or the giving of any consent or waiver with respect to the rights, obligations or liabilities of a Servicer, Trustee or a Special Servicer[s] pursuant to the Pooling and Servicing Agreement, any Certificate beneficially owned by a Servicer, Trustee or a Special Servicer, as the case may be, or any affiliate thereof, will be deemed not to be outstanding and the Voting Rights to which it is entitled will not be taken into account in determining whether the requisite percentage of Voting Rights necessary to take any such action or vote or effect any such consent or waiver has been obtained; provided, however, that the foregoing will not apply if a Servicer, Trustee or a Special Servicer, as the case may be, and/or their affiliates, owns the entire Class of each Class affected by such action, vote, consent or waiver.

Realization Upon Mortgage Loans

      The Pooling and Servicing Agreement grants the Directing Certificateholder an assignable option (a "Purchase Option") to purchase defaulted loans from the Trust Fund in the manner and at the price described below. The Purchase

Option held or assigned by a series [insert series] certificateholder (if not earlier exercised or declined) will expire at such time as the related class of certificates is no longer the controlling class with respect to the applicable defaulted loan.

      Promptly after the determination that a Mortgage Loan or a Specially Serviced Mortgage Loan has become a defaulted loan, the Special Servicer will be required to notify the Trustee, the Servicer and the Directing Certificateholder of such determination.

      Within 60 days after a Mortgage Loan becomes a defaulted loan, the Special Servicer will be required to determine the fair value of such Mortgage Loan in accordance with the Servicing Standard and consistent with the guidelines contained in the Pooling and Servicing Agreement. The Special Servicer will be permitted to change from time to time thereafter, its determination of the fair value of a defaulted loan based upon changed circumstances, new information or otherwise, in accordance with the Servicing Standard. In the event that the Special Servicer or a Directing Certificateholder that is an affiliate of the Special Servicer proposes to purchase a defaulted loan, the Servicer is required pursuant to the Pooling and Servicing Agreement to determine whether the Special Servicer's determination of fair value for a defaulted loan constitutes a fair price in its reasonable judgment. The Servicer shall be entitled to a one-time fee, as specified in the Pooling and Servicing Agreement, in connection with each such fair value determination. All reasonable costs and expenses of the Special Servicer and Servicer in connection with the determination of the fair value of a defaulted loan will be reimbursable as servicing advances. The Special Servicer must give prompt written notice of its fair value determination to the Trustee, the Servicer and the Directing Certificateholders.

      Each holder of the Purchase Option may, at its option, purchase the defaulted loan from the trust fund at a price (the "Option Price") equal to--

      o if the Special Servicer has not yet determined the fair value of the defaulted loan, the unpaid principal balance of the defaulted loan, plus accrued and unpaid interest on such balance, all related unreimbursed servicing advances together with any unpaid interest on any advance owing to the party or parties that made them, and all accrued special servicing fees and additional trust expenses allocable to such defaulted loan whether paid or unpaid and all cost and expenses in connection with the sale, or

      o if the Special Servicer has made such fair market value determination, the fair market value of the defaulted loan as determined by the Special Servicer.

      If the most recent fair market value calculation was made more than 90 days prior to the exercise date of the Purchase Option, then the Special Servicer must confirm or revise the fair value determination, and the Option Price at which the defaulted loan may be purchased will be modified accordingly.

      Pursuant to the Pooling and Servicing Agreement, if a default on a Mortgage Loan has occurred or, in the [applicable] Special Servicer'[s] judgment, a payment default is imminent, such Special Servicer, on behalf of the Trust Fund, may at any time institute foreclosure proceedings, exercise any power of sale contained in the related Mortgage or otherwise acquire title to the related Mortgaged Property. Such Special Servicer[s] shall not, however, acquire title to any Mortgaged Property or take any other action with respect to any Mortgaged Property that would cause the Trustee, for the benefit of the Certificateholders, or any other specified person to be considered to hold title to, to be a "mortgagee-in-possession" of or to be an "owner" or an "operator" of such Mortgaged Property within the meaning of certain federal environmental laws, unless such Special Servicer[s] has previously received a report prepared by a person who regularly conducts environmental audits (which report will be a Servicing Advance) and either--

      o such report indicates that (a) the Mortgaged Property is in compliance with applicable environmental laws and regulations and
            (b) there are no circumstances or conditions present at the Mortgaged Property for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and regulations; or

      o [such] Special Servicer[s], based solely (as to environmental matters and related costs) on the information set forth in such report, determines that taking such actions as are necessary to bring the Mortgaged Property into compliance with applicable environmental laws and regulations and/or taking the actions contemplated by clause (i)(b) above, is reasonably likely to increase the net proceeds of the liquidation of such Mortgaged Property, than not taking such actions.

      The Pooling and Servicing Agreement grants to the Special Servicer[s] a right (or to the Servicer[s], to the extent that the Special Servicer[s] does not exercise its right) to purchase from the Trust Fund, at the Purchase Price, any Mortgage Loan for which it is the Special Servicer[s] as to which a specified number of scheduled payments are delinquent. In addition, the Special Servicer[s] may offer to sell its defaulted Mortgage Loan if and when such Special Servicer[s] determines, consistent with the Servicing Standard, that such a sale would produce a greater recovery, on a present value basis, than would liquidation of the related Mortgaged Property. In the absence of any such sale, such Special Servicer[s] will generally be required to proceed against the related Mortgaged Property, subject to the discussion above.

      Tax Considerations. If title to any REO Property is acquired by the Trust Fund, the related Special Servicer, on behalf of the Trust Fund, will be required to sell the Mortgaged Property prior to the close of the third calendar year beginning after the year of acquisition, unless--

      o the Internal Revenue Service grants an extension of time to sell such property; or

      o the Trustee receives an opinion of independent counsel to the effect that the holding of the property by the Trust Fund for such longer period will not result in the imposition of taxes on "prohibited transactions" on either REMIC constituted by the Trust Fund or cause the Lower-Tier REMIC or the Upper-Tier REMIC to fail to qualify as a REMIC for federal or applicable state tax purposes at any time that any Certificate is outstanding.

      The Special Servicer[s] will also be required to ensure that any REO Property acquired by the Trust Fund by such Special Servicer[s] is administered so that it constitutes "foreclosure property" within the meaning of Section 860G(a)(8) of the Internal Revenue Code of 1986 at all times, that the sale of such property does not result in the receipt by the Trust Fund of any "income from nonpermitted assets" as described in Section 860F(a)(2)(B) of the Internal Revenue Code of 1986. If the Trust Fund acquires title to any Mortgaged Property, the related Special Servicer, on behalf of the Trust Fund, will retain an independent contractor to manage and operate such property. The retention of an independent contractor, however, will not relieve such Special Servicer[s] of its obligation to manage such Mortgaged Property as required under the Pooling and Servicing Agreement.

      Generally, neither the Lower-Tier REMIC nor the Upper-Tier REMIC will be taxed on income received with respect to a Mortgaged Property acquired by the Trust Fund to the extent that it constitutes "rents from real property," within the meaning of Section 856(c)(3)(a) of the Internal Revenue Code of 1986 and Treasury regulations thereunder. "Rents from real property" include fixed rents and rents based on the receipts or sales of a tenant but do not include the portion of any rental based on the net income or profit of any tenant or sub-tenant. No determination has been made whether rent on any of the Mortgaged Properties meets this requirement. "Rents from real property" include charges for services customarily furnished or rendered in connection with the rental of real property, whether or not the charges are separately stated. Services furnished to the tenants of a particular building will be considered as customary if, in the geographic market in which the building is located, tenants in buildings which are of similar Class are customarily provided with the service. No determination has been made whether the services furnished to the tenants of the Mortgaged Properties are "customary" within the meaning of applicable regulations. It is therefore possible that a portion of the income with respect to a Mortgaged Property owned by the Trust Fund, based on the charges for any non-customary services, or all of such income if such charges are not separately stated or such non-customary services are not performed by an independent contractor, would not constitute "rents from real property."

      Any of the foregoing types of income may instead constitute "net income from foreclosure property," which would be taxable to the Lower-Tier REMIC at the highest marginal federal corporate rate (currently 35%) and may also be subject to state or local taxes. Because these sources of income, if they exist, are already in place with respect to the Mortgaged Properties, it is generally viewed as beneficial to Certificateholders to permit the Trust Fund to continue to earn them if it acquires a Mortgaged Property, even at the cost of this tax. Any such taxes would be chargeable against the related income for purposes of determining the proceeds available for distribution to holders of Certificates. See "Certain Federal Income Tax Consequences" in this prospectus supplement.

      Liquidation Proceeds. To the extent that Liquidation Proceeds collected with respect to any Mortgage Loan are less than the sum of--

      o     the outstanding principal balance of such Mortgage Loan;

      o     interest accrued thereon;

      o interest accrued on any P&I Advances made with respect to such Mortgage Loan; and

      o the aggregate amount of outstanding reimbursable expenses (including any unreimbursed Servicing Advances and unpaid and accrued interest on such Advances) incurred with respect to such Mortgage Loan, then the Trust Fund will realize a loss in the amount of such shortfall.

      The Trustee, the Servicer[s], with respect to their related Mortgage Loans, and/or the related Special Servicer[s] will be entitled to reimbursement out of the Liquidation Proceeds recovered on a Mortgage Loan, prior to the distribution of such Liquidation Proceeds to Certificateholders, of any and all amounts that represent unpaid servicing compensation in respect of such Mortgage Loan, certain unreimbursed expenses incurred with respect to such Mortgage Loan and any unreimbursed Advances made with respect to such Mortgage Loan. In addition, amounts otherwise distributable on the Certificates will be further reduced by interest payable to the Servicer[s] or Trustee on any such Advances.

      If any Mortgaged Property suffers damage such that the proceeds, if any, of the related hazard insurance policies or flood insurance are insufficient to restore fully the damaged property, the [applicable] Servicer[s] will not be required to expend its own funds to effect such restoration unless--

      o the related Special Servicer[s] determines that such restoration will increase the proceeds to Certificateholders on liquidation of the Mortgage Loan after reimbursement of such Special Servicer[s] or such Servicer, as the case may be, for its expenses; and

      o such Servicer[s] determines that such expenses will be recoverable by it from related Liquidation Proceeds.

      Specially Serviced Loans. With respect to any Mortgage Loan--

      o     as to which a payment default has occurred at its maturity date;

      o as to which any Monthly Payment (other than a Balloon Payment) is more than 60 or more days delinquent; as to which the borrower has--

      o     as to which such borrower has--

      (1) filed for, or consented to, bankruptcy, appointment of a receiver or conservator or a similar insolvency proceeding;

      (2) become the subject of a decree or order for such a proceeding which is not stayed or discharged within 60 days; or

      (3) has admitted in writing its inability to pay its debts generally as they become due;

      o as to which the Servicer[s] shall have received notice of the foreclosure or proposed foreclosure of any other lien on the Mortgaged Property;

      o as to which, in the judgment of the Servicer, a payment default has occurred or is imminent and is not likely to be cured by the borrower within 60 days; or

      o any other default has occurred which has materially and adversely affected the value of the related Mortgage Loan, and prior to acceleration of amounts due under the related Mortgage Note or commencement of any foreclosure or similar proceedings, the Servicer[s] will transfer its servicing responsibilities to the related Special Servicer, but will continue to receive payments on such Mortgage Loan (including amounts collected by the related Special Servicer), to make certain calculations with respect to such Mortgage Loan and to make remittances and prepare certain reports to the Trustee with respect to such Mortgage Loan.

      The related Special Servicer[s] will continue to be responsible for the operation and management of an REO Property. The Servicer[s] will have no responsibility for the performance by the Special Servicer[s] of their duties under the Pooling and Servicing Agreement.

      The related Special Servicer[s] will return the full servicing of a Corrected Mortgage Loan to the Servicer.

      [The Special Servicer[s] will prepare an asset status report for each of its related Mortgage Loans which becomes a Specially Serviced Mortgage Loan not later than ____ days after the servicing of such Mortgage Loan is transferred to such Special Servicer. Each asset status report will be delivered to the Servicer, the Directing Certificateholder (as defined below) and the Rating Agencies. The Directing Certificateholder may object to any asset status report within ____ Business Days of receipt; provided, however, that the related Special Servicer[s] is required to implement the recommended action as outlined in such asset status report if it makes an affirmative determination that such objection is not in the best interest of all the Certificateholders. In connection with making such affirmative determination, the related Special Servicer[s] will request a vote by all the Certificateholders. If the Directing Certificateholder does not disapprove an asset status report within 10 Business Days, the related Special Servicer[s] is required to implement the recommended action as outlined in such asset status report.

      If the majority of Certificateholders fail within ____ days after the notice of such vote is sent to them to reject such asset status report, the related Special Servicer[s] is required to implement the same. If the majority of Certificateholders reject the asset status report, the Special Servicer[s] is required to revise such asset status report as set forth below.

      If the Directing Certificateholder disapproves such asset status report and the related Special Servicer[s] has not made the affirmative determination described above, such Special Servicer[s] will revise such asset status report within ____ Business Days thereafter, but in no event later than 30 days after such disapproval. The related Special Servicer[s] will revise such asset status report until the earlier of (a) the Directing Certificateholder's failure to disapprove such revised asset status report as described above; or (b) until such Special Servicer[s] makes a determination that such objection is not in the best interests of the Certificateholders; or (c) 60 days from the date of preparation of the first asset status report at which time such Special Servicer[s] will implement the recommended action.]

      A "Controlling Class Certificateholder" is each holder (or Certificate Owner, if applicable) of a Certificate of the Controlling Class as certified by the Certificate Registrar to the Trustee from time to time by such holder (or Certificate Owner).

      The Controlling Class as of the Closing Date will be the Class [M] and Class [N] Certificates.

      The "Directing Certificateholder" is the Controlling Class Certificateholder selected by the holders of more than 50% of the Percentage Interests in the Controlling Class, by Certificate Balance, as certified by the Certificate Registrar from time to time; provided, however, that until a Directing Certificateholder is so selected or after receipt of a notice from the holders of more than 50% of the Percentage Interests in the Controlling Class that a Directing Certificateholder is no longer designated, the Controlling Class Certificateholder that beneficially owns the largest aggregate Certificate Balance of the Controlling Class will be the Directing Certificateholder.

      [Neither] Special Servicer[s] may be required to take or refrain from taking any action pursuant to instructions from the Directing Certificateholder that would cause it to violate applicable law, the Pooling and Servicing Agreement, including the Servicing Standard, or the REMIC provisions.

Modifications

      The Pooling and Servicing Agreement will permit the Special Servicer[s] (and, in certain circumstances, the [applicable] Servicer) to modify, waive or amend any term of the related Mortgage Loan if (a) it determines, in accordance with the Servicing Standard, that it is appropriate to do so and (b) except as described in the following paragraph, such modification, waiver or amendment, will not--

      o affect the amount or timing of any scheduled payments of principal, interest or other amount (including Prepayment Premiums and Yield Maintenance Charges) payable under the Mortgage Loan;

      o affect the obligation of the related borrower to pay a Prepayment Premium or Yield Maintenance Charge or permit a principal prepayment during the applicable Lockout Period;

      o except as expressly provided by the related Mortgage or in connection with a material adverse environmental condition at the related Mortgaged Property, result in a release of the lien of the related Mortgage on any material portion of such Mortgaged Property without a corresponding principal prepayment; or

      o in the judgment of such Special Servicer[s] or the [applicable] Servicer, materially impair the security for the Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; provided, that unless the Mortgage Loan is in default or default is reasonably foreseeable, the Special Servicer[s] (or, if applicable, the Servicer) has determined (and may rely upon an Opinion of Counsel in making such determination) that the modification, waiver or amendment will not be a "significant modification" of the Mortgage Loan within the meaning of Treasury regulations Section 1-860B-2(b).

Notwithstanding clause (b) of the preceding paragraph, the related Special Servicer[s] may--

      o reduce the amounts owing under any Specially Serviced Mortgage Loan by forgiving principal, accrued interest and/or any Prepayment Premium or Yield Maintenance Charge;

      o reduce the amount of the Monthly Payment on any Specially Serviced Mortgage Loan, including by way of a reduction in the related Mortgage Rate;

      o forbear in the enforcement of any right granted under any Mortgage Note or Mortgage relating to a Specially Serviced Mortgage Loan;

      o waive Excess Interest if such waiver conforms to the Servicing Standard; and/or

      o accept a principal prepayment during any Lockout Period; provided that the related borrower is in default with respect to the Specially Serviced Mortgage Loan or, in the judgment of such Special Servicer, such default is reasonably foreseeable, in the sole, good faith judgment of such Special Servicer, such modification, waiver or amendment would increase the recovery to Certificateholders on a net present value basis documented to the Trustee.

      However, in no event will the [related] Special Servicer[s] be permitted to--

      (1) extend the maturity date of a Mortgage Loan beyond a date that is three years prior to the Rated Final Distribution Date;

      (2) extend the maturity date of any Mortgage Loan at an interest rate less than the lower of--

      o     the interest rate in effect prior to such extension; or

      o the then prevailing interest rate for comparable loans, as determined by such Special Servicer[s] by reference to available indices for commercial mortgage lending,

      (3) extend the maturity date of such Mortgage Loan beyond a date which is ____ years prior to the expiration of the term of such ground lease if the Mortgage Loan is secured by a ground lease;

      (4) reduce the Mortgage Rate to a rate below the lesser of (x) ___% per annum and (y) the then prevailing interest rate for comparable loans, as determined by such Special Servicer[s] by reference to available indices for commercial mortgage lending; or

      (5) defer interest due on any Mortgage Loan in excess of ___% of the Stated Principal Balance of such Mortgage Loan.

      With respect to clause (3) above, Special Servicer[s] is required to give due consideration to the term of the ground lease before extending the Maturity Date beyond a date which is ___ years prior to the expiration of the term of such ground lease. Neither the Servicer[s] nor the Special Servicer[s] may permit or modify a loan to permit a voluntary prepayment of a Mortgage Loan (other than a Specially Serviced Mortgage Loan) on any day other than its Due Date, unless, among other things, the [applicable] Servicer[s] or [applicable] Special Servicer[s] also collects interest thereon through the Due Date following the date of such prepayment or unless otherwise permitted under the Mortgage Loan Documents. Prepayments of Specially Serviced Mortgage Loans will be permitted to be made on any day without the payment of interest through the following Due Date.

      With respect to any Mortgage Loan the modification of which would create a deferral of interest, the Pooling and Servicing Agreement will provide that the amount of Certificate Deferred Interest resulting from such negative amortization or any such modification will be allocated to reduce the Monthly Interest Distribution Amount of the Class or Classes with the latest alphabetical designation then outstanding and, to the extent so allocated, shall be added to the Certificate Balance of such Class or Classes (other than for the purposes of determining Voting Rights or the identity of the Controlling Class).

      The Special Servicer[s] will notify the [applicable] Servicer[s] and the Trustee of any modification, waiver or amendment of any term of its related Mortgage Loan and must deliver to the Trustee (with a copy to the [applicable] Servicer) for deposit in the related mortgage file an original counterpart of the agreement related to such modification, waiver or amendment, promptly following the execution thereof (and in any event within 10 Business Days). The Special Servicer[s] will notify the Rating Agencies of any modification, waiver or amendment of any term of its related Mortgage Loan the principal balance of which is $____ or more or that is a Mortgage Loan, part of a group of Crossed Loans or a group of loans made to affiliated borrowers that, in each case, in the aggregate represent _____% or more of the aggregate outstanding principal balances of all of the Mortgage Loans. Copies of each agreement whereby any such modification, waiver or amendment of any term of any Mortgage Loan is effected are to be available for review during normal business hours, upon prior request, at the offices of the [applicable] Special Servicer.

Optional Termination

      The obligations created by the Pooling and Servicing Agreement will terminate following the earlier of--

      o the final payment (or advance in respect thereof) or other liquidation of the last Mortgage Loan or REO Property subject thereto; or

      o the purchase of all of the assets of the Trust Fund by [either] Special Servicer, the holders of the Controlling Class or [either] Servicer. Written notice of termination of the Pooling and Servicing Agreement will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at the office of the Certificate Registrar or other location specified in such notice of termination.

      Subject to the requirement set forth in the last sentence of this paragraph, the ____ holder of a majority of the Percentage Interests in the Controlling Class will have the option to purchase all of the assets of the Trust Fund. If the holder of a majority of the Percentage Interests in the Controlling Class does not exercise its option to purchase all of the assets of the Trust Fund within ___ days after such option becomes exercisable, the Special Servicer[s] may notify the holder of a majority of the Percentage Interests in the Controlling Class and the Trustee of its intention to exercise such option. If the Special Servicer[s] does not exercise its option to purchase all of the assets of the Trust Fund within ____ days after such option becomes exercisable, the [applicable] Servicer[s] may notify the holder of the Controlling Class, the Special Servicer[s] and the Trustee of its intention to exercise such option. Such purchase will effect early retirement of the then outstanding Offered Certificates, but the right of the Special Servicer[s], the holder of the Controlling Class or the [applicable] Servicer[s] to effect such termination is subject to the requirement that the then aggregate Stated Principal Balance of the Mortgage Loans and any REO Mortgage Loans be less than ____% of the Initial Pool Balance.

      Any such purchase of all the Mortgage Loans and other assets in the Trust Fund is required to be made at a price equal to the sum of-

      o the aggregate Purchase Price of all the Mortgage Loans (in each case exclusive of REO Loans) included in the Trust Fund; and

      o the aggregate fair market value of all REO Properties, if any, included in the Trust Fund (which fair market value for any REO Property may be less than the Purchase Price for the corresponding REO Loan), as determined by an appraiser selected and mutually agreed upon by such Servicer[s] and the Trustee.

      On the final Distribution Date, the aggregate amount paid by the Mortgage Loan Seller, the [applicable] Special Servicer, the holder of the Controlling Class or the [applicable] Servicer, as the case may be, for the Mortgage Loans and other assets in the Trust Fund (if the Trust Fund is to be terminated as a result of the purchase described in the preceding paragraph), together with all other amounts on deposit in the Collection Account and not otherwise payable to a person other than the Certificateholders will be applied generally as described above under "Description of the Offered Certificates--Distributions--Priority of Distributions."

The Trustee

      ________ will serve as Trustee under the Pooling and Servicing Agreement pursuant to which the Certificates are being issued (in such capacity, the "Trustee"). The corporate trust office of the Trustee responsible for administration of the Trust is located at ________________ Attention:
________________, Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 200_-_. For Certificate transfer and payment purposes, the office of the Trustee is located at ________________, Attention: ________, Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 200_-_. As of ________, the Trustee had assets in excess of $[____].

      As compensation for its services, the Trustee will receive the Trustee Fee (as defined below).

      The information concerning the Trustee in this section has been provided by the Trustee, and none of the Mortgage Loan Seller[s], the Servicer[s], the Special Servicer[s], the depositor or the Underwriter[s] makes any representation or warranty as to the accuracy hereof.

Trustee Fee and Payment of Expenses

      As compensation for the performance of its duties, the Trustee will be paid a fee (the "Trustee Fee"). The Trustee Fee will be payable monthly on a loan-by-loan basis and will accrue at a rate (the "Trustee Fee Rate") equal to ____% per annum, and will be computed on the basis of a 360-day year consisting of twelve 30-day months on the Stated Principal Balance of the related Mortgage Loan. In addition, the Trustee will be entitled to recover from the Trust Fund all reasonable unanticipated expenses and disbursements incurred or made by such party in accordance with any of the provisions of the Pooling and Servicing Agreement, but not including expenses incurred in the ordinary course of performing their duties under the Pooling and Servicing Agreement, and not including any such expense, disbursement or advance as may arise from their willful misconduct, negligence or bad faith.

Duties of the Trustee

      If the Servicer[s] fails to make a required Advance, the Trustee is required to make such Advance, provided that the Trustee shall not be obligated to make any Nonrecoverable Advance. The Trustee will be entitled to rely conclusively on any determination by the Servicer[s] or the related Special Servicer[s] that an Advance, if made, would not be recoverable. The Trustee will be entitled to reimbursement for each Advance, with interest, made by it in the same manner and to the same extent as [such] Servicer[s] or [such] Special Servicer.

      If no Event of Default has occurred, and after the curing of all Events of Default which may have occurred, the Trustee is required to perform only those duties specifically required under the Pooling and Servicing Agreement. Upon receipt of the various certificates, reports or other instruments required to be furnished to it, the Trustee is required to examine such documents and to determine whether they conform on their face to the requirements of the Pooling and Servicing Agreement.

The Servicer[s]

      ___________, in its capacity as servicer under the Pooling and Servicing Agreement, will be responsible for servicing the Mortgage Loans (other than the Specially Serviced Mortgage Loans and REO Properties).

Servicing Compensation and Payment of Expenses

      The fee of the Servicer[s] (the "Servicing Fee") will be payable monthly on a loan-by-loan basis from interest received, will accrue at a rate of ___% per annum, and will be computed on the basis of a 360-day year consisting of twelve 30-day months on the Stated Principal Balance of the Mortgage Loans other than the [____] Mortgage Loans (including any related REO Loans and Specially Serviced Mortgage Loans).

      The principal compensation to be paid to the Special Servicer[s] in respect of their special servicing activities will be the Special Servicing Fee, the Workout Fee and the Liquidation Fee. The "Special Servicing Fee" will accrue with respect to the Specially Serviced Mortgage Loan at a rate equal to [____]% per annum (the "Special Servicing Fee Rate") on the basis of the same principal amount and for the same period respecting which any related interest payment due or deemed due on such Specially Serviced Mortgage Loan is computed, and will be payable monthly from the Trust Fund.

      A "Workout Fee" will in general be payable with respect to each Corrected Mortgage Loan. As to each Corrected Mortgage Loan, the Workout Fee will be payable out of, and will be calculated by application of a "Workout Fee Rate" of--

      o ____% for any Mortgage Loan with a Stated Principal Balance of less than $____,

      o ____% for any Mortgage Loan with a Stated Principal Balance equal to or greater than $____ but less than $____,

      o ____% for any Mortgage Loan with a Stated Principal Balance equal to or greater than $____,

to each collection of interest and principal (including scheduled payments, prepayments, Balloon Payments and payments at maturity) received on such Mortgage Loan for so long as it remains a Corrected Mortgage Loan.

      The Workout Fee with respect to any Corrected Mortgage Loan will cease to be payable if such loan again becomes a Specially Serviced Mortgage Loan; provided that a new Workout Fee will become payable if and when such Mortgage Loan again becomes a Corrected Mortgage Loan. If a Special Servicer[s] is terminated (other than for cause or by resignation), it will retain the right to receive any and all Workout Fees payable with respect to Mortgage Loans that became

Corrected Mortgage Loans during the period that it acted as a Special Servicer[s] and were still such at the time of such termination (and the successor Special Servicer[s] shall not be entitled to any portion of such Workout Fee), in each case until the Workout Fee for any such loan ceases to be payable in accordance with the preceding sentence.

      A "Liquidation Fee" will be payable with respect to the Specially Serviced Mortgage Loan as to which such Special Servicer[s] obtains a full or discounted payoff with respect thereto from the related borrower and, except as otherwise described below, with respect to any Specially Serviced Mortgage Loan or REO Property as to which such Special Servicer[s] receives any amounts (net of expenses) in connection with a taking of a Mortgaged Property by exercise of a power of eminent domain or condemnation or the liquidation of a defaulted Mortgage Loan, by foreclosure or otherwise "Liquidation Proceeds."

      As to each such Specially Serviced Mortgage Loan, the Liquidation Fee will be payable from, and will be calculated by application of a "Liquidation Fee Rate" of--

      o ____% for any Mortgage Loan with a Stated Principal Balance of less than $____;

      o ____% for any Mortgage Loan with a Stated Principal Balance equal to or greater than $____ but less than $____; and

      o ____% for any Mortgage Loan with a Stated Principal Balance equal to or greater than $____,

to the net liquidation proceeds received with respect to such Specially Serviced Mortgage Loan.

      Notwithstanding anything to the contrary described above, no Liquidation Fee will be payable based on, or out of, Liquidation Proceeds received in connection with the repurchase of any Mortgage Loan by the related Mortgage Loan Seller, as applicable, for a breach of representation or warranty or for defective or deficient Mortgage Loan documentation, the purchase of any Specially Serviced Mortgage Loan by the [applicable] Servicer[s] or the [applicable] Special Servicer or the purchase of all of the Mortgage Loans and REO Properties in connection with an optional termination of the Trust Fund. If, however, Liquidation Proceeds are received with respect to any Corrected Mortgage Loan and the related Special Servicer[s] is properly entitled to a Workout Fee, such Workout Fee will be payable based on and out of the portion of such Liquidation Proceeds that constitutes principal and/or interest.

      The Special Servicer[s] will be entitled to additional servicing compensation in the form of--

      o     all assumption fees on all Specially Serviced Mortgage Loans;

      o ___% of all assumption fees on any Specially Serviced Mortgage Loans other than Specially Serviced Mortgage Loans; and

      o all commercially reasonable extension fees and modification fees received on or with respect to any Mortgage Loans to the extent already collected. The Special Servicer[s] will also be entitled to Penalty Charges collected by such Special Servicer[s] on any Specially Serviced Mortgage Loans net of any outstanding interest on Advances accrued thereon.

      Although the Servicer[s] and the Special Servicer[s] are each required to service and administer the related Mortgage Loans in accordance with the Servicing Standard above and, accordingly, without regard to their right to receive compensation under the Pooling and Servicing Agreement, additional servicing compensation in the nature of assumption and modification fees may under certain circumstances provide the [applicable] Servicer[s] or the [applicable] Special Servicer, as the case may be, with an economic disincentive to comply with such standard.

      As and to the extent described in this prospectus supplement under "--Advances," the Servicer[s] will be entitled to receive interest on their related Advances at the Reimbursement Rate, such interest to be paid contemporaneously with the reimbursement of the related Advance.

      [Each] of the Servicer[s] and the Special Servicer[s] generally will be required to pay all expenses incurred by it in connection with its servicing activities under the Pooling and Servicing Agreement and will not be entitled to reimbursement therefor except as expressly provided in the Pooling and Servicing Agreement. In connection therewith, the Servicer[s] will be responsible for all fees of any sub-servicer[s].

      Any Prepayment Interest Shortfall for any Mortgage Loan in excess of the sum of (1) the Servicing Fee attributable to such Mortgage Loan (other than a Specially Serviced Mortgage Loan) being prepaid and (2) the investment income accruing on the related Principal Prepayment due to the Servicer[s] for the period from the date of such prepayment to the following Servicer[s] Remittance Date (or, in the case of a Specially Serviced Mortgage Loan, for the period from the date of such prepayment to the immediately following Due Date) (such excess amount, an "Uncovered Prepayment Interest Shortfall" will be allocated to each Class of Regular Certificates, pro rata, based on the Monthly Interest Distribution Amounts thereof (calculated without regard to any Uncovered Prepayment Interest Shortfall Amounts). Any Prepayment Interest Excess on a Mortgage Loan (other than a Mortgage Loan the terms of which expressly permit collections of interest through the following Due Date in connection with any voluntary principal prepayment) will be paid to the Servicer.

The Special Servicer[s]

      _____________________, a ________________ will serve as the special servicer and in such capacity will be responsible for servicing the Specially Serviced Mortgage Loans.

      The principal executive offices of the Special Servicer[s] are located at __________________ and its telephone number is ___________.

      The information set forth in this section concerning the Special Servicer[s] has been provided by such Special Servicer, and none of Mortgage Loan Seller, the Trustee, the depositor, the Servicer[s] or the Underwriter[s] makes any representation or warranty as to the accuracy or completeness of such information.

      The holders of greater than ____% of the percentage interests of the controlling class will be entitled to remove the Special Servicer[s] of the Mortgage Loans and appoint a successor special servicer subject to written confirmation from each rating agency that such removal and appointment, in and of itself, would not cause a downgrade, qualification or withdrawal of the then current ratings assigned to any Class of Certificates.

The Servicer[s] and the Special Servicer[s] Permitted to Buy Certificates

      The Servicer[s] and the Special Servicer[s] will be permitted to purchase any Class of Certificates. Such a purchase by such Servicer[s] or such Special Servicer[s] could cause a conflict relating to such Servicer'[s] or such Special Servicer'[s] duties pursuant to the Pooling and Servicing Agreement and such Servicer'[s] or such Special Servicer'[s] interest as a holder of Certificates, especially to the extent that certain actions or events have a disproportionate effect on one or more Classes of Certificates. Pursuant to the Pooling and Servicing Agreement, the Servicer[s] or the Special Servicer[s] are required to administer the related Mortgage Loans in accordance with the servicing standard set forth therein without regard to ownership of any Certificate by such Servicer[s] or such Special Servicer[s] or any affiliate thereof.

Reports to Certificateholders; Available Information

      Trustee Reports. Based solely on information provided in monthly reports prepared by the Servicer[s] and the related Special Servicer[s] regarding the related Mortgage Loans (each of which may also publish such reports on the Internet), and delivered to the Trustee, the Trustee will make available and, upon request, forward on each Distribution Date to each Certificateholder, the depositor, the Servicer[s], the Special Servicer[s], the Underwriter[s], each Rating Agency and, if requested in writing, any potential investors in the Certificates, all of which will be made available electronically to any interested party via the Trustee's website and, with respect to the Statement to Certificateholders only, its fax service:

      o A "Statement to Certificateholders" setting forth, among other things:

      (4) the aggregate amount of distributions, if any, made on such Distribution Date to the holders of each Class of Certificates applied to reduce the respective Certificate Balances thereof;

      (5) the aggregate amount of distributions, if any, made on such Distribution Date to holders of each Class of Certificates allocable to (a) such Class's Optimal Interest Distribution Amount and, separately stated, the portion thereof representing the Unpaid Interest Shortfall Amount for such Class, (b) Prepayment Premiums and Yield Maintenance Charges;

      (6) the number of outstanding Mortgage Loans and the aggregate unpaid principal balance of the Mortgage Loans at the close of business on the related Determination Date;

      (7)   the number and aggregate unpaid principal balance of Mortgage Loans
            (a) delinquent ______ days, (b) delinquent ______ days, (c) delinquent ______ or more (d) that are Specially Serviced Mortgage Loans and are not delinquent, or (e) as to which foreclosure proceedings have been commenced;

      (8) with respect to any Mortgage Loan as to which the related Mortgaged Property became an REO Property during the preceding calendar month, the city, state, property type, latest DSCR, Stated Principal Balance and unpaid principal balance of such Mortgage Loan as of the date such Mortgaged Property became an REO Property;

      (9) as to any Mortgage Loan repurchased by either Mortgage Loan Seller or otherwise liquidated or disposed of during the related Due Period, the loan number thereof and the amount of proceeds of any repurchase of a Mortgage Loan, Liquidation Proceeds and/or other amounts, if any, received thereon during the related Due Period and the portion thereof included in the available distribution amount for such Distribution Date;

      (10) with respect to any REO Property included in the Trust Fund as of the close of business on the related Due Date, the loan number of the related Mortgage Loan, the value of such REO Property based on the most recent appraisal or valuation and the amount of any other income collected with respect to any REO Property received on such REO Property during the related Due Period and the portion thereof included in the available distribution amount for such Distribution Date;

      (11) with respect to any REO Property sold or otherwise disposed of during the related Due Period and for which a final recovery determination has been made, (a) the loan number of the related Mortgage Loan and the amount of the sale proceeds and other amounts, if any, received in respect of such REO Property during the related Due Period and the portion thereof included in the available distribution amount for such Distribution Date and (b) the date of the related determination by the Special Servicer[s] that it has recovered all payments which it expects to be finally recoverable;

      (12) the aggregate Certificate Balance or Notional Balance of each Class of Regular Certificates before and after giving effect to the distributions made on such Distribution Date, separately identifying any reduction in the aggregate Certificate Balance or Notional Balance, as applicable, of each such Class due to any Collateral Support Deficit;

      (13) the amount of principal prepayments (in the aggregate and broken out on a loan-by-loan basis) made during the related Due Period, the amount of any Yield Maintenance Charges and/or Prepayment Premiums (in the aggregate and broken out on a loan-by-loan basis) paid during the related Due Period and the aggregate amount of any Prepayment Interest Shortfalls not covered by the [applicable] Servicer[s] for such Distribution Date;

      (14) the Pass-Through Rate for each Class of Certificates applicable for such Distribution Date;

      (15) the aggregate amount of the Servicing Fee, Primary Servicing Fee and Special Servicing Fee retained by or paid to the [applicable] Servicer[s] and the [applicable] Special Servicer[s] during the related Due Period;

      (16)  the Collateral Support Deficit, if any, for such Distribution Date;

      (17) certain Trust Fund expenses incurred during the related Due Period as described in the Pooling and Servicing Agreement;

      (18) the amount of Servicing Advances and P&I Advances (net of reimbursed Advances) outstanding which have been made by the [applicable] Servicer[s] or the Trustee during the related Due Period; and

      (19) the amount of any Appraisal Reduction Amounts allocated during the related Due Period on a loan-by-loan basis and the total Appraisal Reduction Amounts as of such Distribution Date on a loan-by-loan basis.

      In the case of information furnished pursuant to subclauses (1), (2) and
(9) above, the amounts shall be expressed as a dollar amount in the aggregate for all Certificates of each applicable Class and per $____ of original Certificate Balance or Notional Balance, as the case may be.

      o A report containing information regarding the Mortgage Loans as of the end of the related Due Period, which report shall contain substantially the categories of information regarding the Mortgage Loans set forth in this prospectus supplement in the tables under the caption "Description of the Mortgage Loans--Certain Terms and Conditions of the Mortgage Loans" (reported, where applicable, solely on the basis of the most recent relevant information provided by the borrowers to the Servicer[s] or the related Special Servicer[s] and by such Servicer[s] or such Special Servicer, as the case may be, to the Trustee) and such information shall include a loan-by-loan listing showing loan name, property type, location, unpaid principal balance, Mortgage Rate, paid through date, maturity date, net interest portion of the Monthly Payment, principal portion of the Monthly Payment and any Prepayment Premiums received. Such loan-by-loan listing will be made available electronically in accordance with the provisions of the Pooling and Servicing Agreement; provided, however, that the Trustee will provide Certificateholders with a written copy of such report upon written request.

      Servicer[s] Reports. The Servicer[s] is required to deliver to the Trustee on the Business Day prior to each Distribution Date, and the Trustee is required to make available, or, upon request, forward to each Certificateholder, the depositor, the Trustee, the Underwriter[s], each Rating Agency and, if requested in writing, any potential investor in the Certificates, on each Distribution Date, the following eight reports, in the form of the Commercial Mortgage Securities Association standard information package, all of which will be made available electronically via the Trustee's website:

      (1)   A comparative financial status report.

      (2)   A delinquent loan status report.

      (3)   An historical loan modification report.

      (4)   An historical loss estimate report.

      (5)   An REO status report.

      (6)   A Servicer[s] watch list.

      (7) Annually, on or before ____ of each year, commencing with ________ __, 200_, with respect to each Mortgaged Property and REO Property, an "Operating Statement Analysis Report" together with copies of the operating statements and rent rolls (but only to the extent the related borrower delivers such information to the Servicer[s] or related Special Servicer), as applicable for such Mortgaged Property or REO Property as of the end of the preceding calendar year. To the extent delivery is required in the related Mortgage Loan, the Servicer[s] (or the related Special Servicer[s] in the case of Specially Serviced Mortgage Loans and REO Properties) is required to use its best reasonable efforts to obtain said annual operating statements and rent rolls.

      (8) Within thirty days of receipt by the Servicer[s] (or within ten days of receipt from the related Special Servicer[s] with respect to any Specially Serviced Mortgage Loan or REO Property) of annual operating statements, if any, with respect to any Mortgaged Property or REO Property, an NOI Adjustment Worksheet for such Mortgaged Property (with the annual operating statements attached thereto as an exhibit), presenting the computations made in accordance with the methodology described in the Pooling and Servicing Agreement to "normalize" the full year net operating income and debt service coverage numbers used by the Servicer[s] in the other reports referenced above.

      The reports described in clauses (1), (6), (7) and (8) above are collectively referred to as the "Restricted Reports." The reports described in clauses (2), (3), (4) and (5)above are collectively referred as the "Unrestricted Reports." The information that pertains to Specially Serviced Mortgage Loans and REO Properties reflected in such reports shall be based solely upon the reports delivered by the related Special Servicer[s] to the Servicer[s] the fourth Business Day prior to the Servicer[s] Remittance Date. Absent manifest error, none of the Servicer[s], the Special Servicer[s] or the Trustee shall be responsible for the accuracy or completeness of any information supplied to it by a borrower or third party that is included in any reports, statements, materials or information prepared or provided by the Servicer[s], the Special Servicer[s] or the Trustee, as applicable. Upon written request, the Trustee will make hard copies of such reports available to the Certificateholders at the expense of the requesting party.

      In addition, within a reasonable period of time after the end of each calendar year, the Trustee is required to make available and, upon request, to send to each person who at any time during the calendar year was a Certificateholder of record, a report summarizing on an annual basis (if appropriate) the items provided to Certificateholders in the monthly Statement to Certificateholders and such other information as may be required to enable such Certificateholders to prepare their federal income tax returns. The Trustee shall be deemed to have satisfied this requirement to the extent it has complied with applicable reporting provisions of the Internal Revenue Code of 1986. Such information is to include the amount of original issue discount accrued on each Class of Certificates held by persons other than holders exempted from the reporting requirements and information regarding the expenses of the Trust Fund.

      Other Information. The Pooling and Servicing Agreement requires that the Trustee (except with respect to items (4) and (5) below which will be made available by the Servicer[s]) make available at its offices, during normal business hours, upon not less than 10 Business Days' prior written notice, for review by any Certificateholder, the depositor, the Trustee, the Special Servicer[s], the Servicer[s], any Rating Agency, any potential investor in the Certificates or any other person to whom the depositor believes such disclosure is appropriate, originals or copies of, among other things, the following items (except to the extent not permitted by applicable law or under any of the Mortgage Loan documents)--

      o     the Pooling and Servicing Agreement and any amendments thereto;

      o all Statements to Certificateholders delivered to holders of the relevant Class of Offered Certificates since the Closing Date;

      o all annual officers' certificates and accountants' reports delivered by the Servicer[s] and the related Special Servicer[s] to the Trustee since the Closing Date regarding compliance with the relevant agreements;

      o the most recent property inspection report prepared by or on behalf of the Servicer[s] or the related Special Servicer[s] with respect to each Mortgaged Property delivered to the Trustee;

      o the most recent annual operating statements, rent rolls (to the extent such operating statements or rent rolls have been made available by the related borrower, or are required under the related loan documents) and/or lease summaries and retail "sales information," if any, collected by or on behalf of the Servicer[s] or the related Special Servicer[s] with respect to each Mortgaged Property;

      o any and all modifications, waivers and amendments of the terms of a Mortgage Loan entered into by the Servicer[s] and/or the related Special Servicer[s] delivered to the Trustee; and

      o any and all officers' certificates and other evidence delivered to the Trustee to support the Servicer'[s] determination that any Advance, if made, would be a Nonrecoverable Advance. Copies of any and all of the foregoing items will be available from the Trustee or Servicer, as applicable, upon written request; however, the Trustee and Servicer, as applicable, will be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing such copies.

      The Trustee will make available each month, to any interested party, the Statement to Certificateholders, the Unrestricted Reports and certain Mortgage Loan information via the Trustee's website in the standard CMSA investor reporting packing formats.

      The Trustee will also make available each month the Restricted Reports, via its website on a restricted basis, accessible only to each Certificateholder, each of the parties to the Pooling and Servicing Agreement, each of the Rating Agencies, each of the Underwriter[s], any party that identifies itself to the Trustee as a beneficial owner or prospective purchaser of a Certificate by delivering an investor certification (the form of which is available on the Trustee's website and also attached as an exhibit to the Pooling and Servicing Agreement) and any other person upon the direction of the depositor.

      Neither the Servicer[s] nor Trustee will make any representations or warranties as to the accuracy or completeness of any report, document or other information made available on its website and will assume no responsibility therefor. In addition, the Trustee may disclaim responsibility for any information distributed by the Trustee for which it is not the original source.

      In connection with providing access to the Trustee's website, the Trustee may require registration and the acceptance of a disclaimer. None of the Trustee, the Servicer[s] or the Special Servicer[s] will be liable for the dissemination of information in accordance herewith and with the Pooling and Servicing Agreement.

                     CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS
                FOR MORTGAGED PROPERTIES LOCATED IN [LIST STATES]

      The following discussion contains summaries of certain legal aspects of the Mortgage Loans or portions of Mortgage Loans secured by parcels in ____ (approximately ____% of the Initial Pool Balance), ____ (approximately ____% of the Initial Pool Balance), ____ (approximately ____% of the Initial Pool Balance), ____ (approximately ____% of the Initial Pool Balance), ____ (approximately ____% of the Initial Pool Balance) and ____ (approximately ____% of the Initial Pool Balance), which are general in nature. The summaries do not purport to be complete and are qualified in their entirety by reference to the applicable federal and state laws governing the Mortgage Loans.

State Disclosure

      Mortgage loans in ____ are generally secured by mortgages on the related real estate. Foreclosure of a mortgage is usually accomplished in judicial proceedings. After an action for foreclosure is commenced, and if the lender secures a ruling that is entitled to foreclosure ordinarily by motion for summary judgment, the court then appoints a referee to compute the amount owed together with certain costs, expenses and legal fees of the action. The lender then moves to confirm the referee's report and enter a final judgment of foreclosure and sale. Public notice of the foreclosure sale, including the amount of the judgment, is given for a statutory period of time, after which the mortgaged real estate is sold by a referee at public auction. There is no right of redemption after the foreclosure sale. In certain circumstances, deficiency judgments may be obtained. Under mortgages containing a statutorily sanctioned covenant, the lender has a right to have a receiver appointed without notice and without regard to the adequacy of the mortgaged real estate as security for the amount owed.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

      The following is a summary of certain United States federal income tax consequences of an investment in the Offered Certificates by holders that acquire the Offered Certificates in their initial offering. This summary is based on the Internal Revenue Code of 1986 as well as Treasury regulations and administrative and judicial rulings and practice. Legislative, judicial and administrative changes may occur, possibly with retroactive effect, that could alter or modify the continued validity of the statements and conclusions set forth in this prospectus supplement. This summary does not purport to address all federal income tax matters that may be relevant to particular holders. For example, it generally is addressed only to original purchasers of the Offered Certificates, deals only with Offered Certificates held as capital assets within the meaning of Section 1221 of the Internal Revenue Code of 1986, and does not address tax consequences to holders that may be relevant to investors subject to special rules, such as non-U.S. investors, banks, insurance companies, tax-exempt organizations, dealers in securities or currencies, electing large partnerships, mutual funds, REITs, RICs, natural persons, cash method taxpayers, S corporations, estates and trusts, investors that hold the Offered Certificates as part of a hedge, straddle or integrated or conversion transaction, or holders whose "functional currency" is not the United States dollar. Further, it does not address alternative minimum tax consequences or the indirect effects on the holders of equity interests in a holder of the Offered Certificates. Investors should consult their own tax advisors to determine the United States federal, state, local and other tax consequences of the purchase, ownership and disposition of the Offered Certificates.

      The following discussion is based in part upon the rules governing original issue discount that are set forth in Sections 1271 through 1273 and 1275 of the Internal Revenue Code of 1986 and in Treasury regulations issued under the original issue discount provisions of the Internal Revenue Code of 1986 (the "OID Regulations"), and the Treasury regulations issued under the provisions of the Internal Revenue Code of 1986 relating to REMICs (the "REMIC Regulations"). Purchasers of the Offered Certificates should be aware that
Section 1272(a)(6) of the Internal Revenue Code of 1986 and the OID Regulations do not adequately address certain issues relevant to, or applicable to, prepayable obligations such as the Offered Certificates.

      Elections will be made to treat the Trust Fund, exclusive of the Excess Interest (such portion of the Trust Fund, the "Trust REMICs"), as two separate REMICs (the "Upper-Tier REMIC") and the "Lower-Tier REMIC" respectively) within the meaning of Section 860D of the Internal Revenue Code of 1986. The reserve accounts, the Lockbox Accounts and the cash collateral accounts will be treated as beneficially owned by the respective borrowers for federal income tax purposes. The Lower-Tier REMIC will hold the Mortgage Loans (exclusive of Excess Interest), proceeds therefrom, the Collection Account, the Distribution Account, the Interest Reserve Account and any REO Property, and will issue (i) certain uncertificated Classes of regular interests (the "Lower-Tier Regular Interests") and (ii) the Class [LR] Certificates, which will represent the sole Class of residual interests in the Lower-Tier REMIC. The Upper-Tier REMIC will hold regular interests of the Lower-Tier REMIC and the Upper-Tier Distribution Account in which distributions thereon will be deposited, and will issue the regular interests represented by the Regular Certificates as Classes of regular interests and the Class R Certificates as representing the sole Class of residual interests in the Upper-Tier REMIC. Qualification as a REMIC requires ongoing compliance with certain conditions.

      Assuming-

      o     the making of appropriate elections;

      o     compliance with the Pooling and Servicing Agreement; and

      o compliance with any changes in the law, including any amendments to the Internal Revenue Code of 1986 or applicable temporary or final regulations of the U.S. Department of the Treasury ("Treasury Regulations") thereunder, in the opinion of [Cadwalader, Wickersham & Taft LLP or Sidley, Austin, Brown & Wood LLP] the Upper-Tier REMIC and the Lower-Tier REMIC will each qualify as a separate REMIC and the portion of the Trust Fund consisting of Excess Interest and the Excess Interest Distribution Account will be treated as a grantor trust for federal income tax purposes.

      References in this discussion to the "REMIC" will, unless the context dictates otherwise, refer to each of the Upper-Tier REMIC and the Lower-Tier REMIC.

      The Class ___ and Class ___ Certificates will represent pro rata undivided beneficial interests in the portion of the Trust Fund consisting of Excess Interest with respect to the ____ Mortgage Loans. In addition, the Offered Certificates are qualifying assets under Section 7701(a)(19)(C) of the Internal Revenue Code of 1986 only to the extent of the percentage of the aggregate pool balance from time to time represented by the Mortgage Loans secured by Multifamily Properties, Residential Cooperative Properties, manufactured housing community properties and assisted living facilities.

      The regular interests represented by the Offered Certificates generally will be treated as newly originated debt instruments for federal income tax purposes. Beneficial owners of the Offered Certificates will be required to report income on such regular interests in accordance with the accrual method of accounting. Based on expected issue prices of the Offered Certificates, it is anticipated that the Class [A-1], Class [A-2], Class [B], Class [C] and Class [D] Certificates will be issued at a premium. Yield Maintenance Charges and Prepayment Premiums received by Certificateholders generally will be treated as additional ordinary income in respect of their corresponding Class of regular interests. Nevertheless, authority exists for treating such payments as received in respect of a sale or exchange and subject to capital gain treatment. Prospective Certificateholders should consult their tax advisors with respect to the treatment of Yield Maintenance Charges and Prepayment Premiums for federal income tax purposes.

      For purposes of accruing original issue discount, determining whether such original issue discount is de minimis and amortizing any premium, the Prepayment Assumption will be 0% CPR, with all ARD Loans prepaying on their related Anticipated Repayment Dates. See "Prepayment and Yield Considerations." No representation is made as to the rate, if any, at which the Mortgage Loans will prepay.

      See "Certain Federal Income Tax Consequences--REMIC Certificates--Taxation of REMIC Regular Certificates" in the accompanying prospectus for a discussion of the timing of income and the timing and character of losses on the Offered Certificates as a result of unadvanced delinquencies or losses on the Mortgage Loans and the subordination features of the Certificates.

      For a discussion of the tax consequences of the ownership of Offered Certificates by any person who is not a citizen or resident of the United States, a corporation or partnership or other entity created or organized in or under the laws of the United States, a State or the District of Columbia, or is a foreign estate or trust, see "Certain Federal Income Tax Consequences--Federal Income Tax Consequences For REMIC Certificates--Taxation of Certain Foreign Investors" in the accompanying prospectus.

      See "Certain Federal Income Tax Consequences--Federal Income Tax Consequences For REMIC Certificates" in the accompanying prospectus.

                              ERISA CONSIDERATIONS

      The purchase by or transfer to an employee benefit plan or other retirement arrangement, including an individual retirement account or a Keogh plan, that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, or to Section 4975 of the Internal Revenue Code of 1986, or a governmental plan (as defined in Section 3(32) of ERISA) that is subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Internal Revenue Code of 1986 (each, a "Plan"), or a collective investment fund in which such Plans are invested, an insurance company using the assets of separate accounts or general accounts which include assets of Plans (or which are deemed pursuant to ERISA or any Similar Law to include assets of Plans) or other persons acting on behalf of any such Plan or using the assets of any such Plan to acquire the Offered Certificates is subject to the requirements imposed by ERISA, Section 4975 of the Internal Revenue Code of 1986 or any Similar Law, as described in the accompanying prospectus under "ERISA Considerations." For example, unless exempted, investment by a Plan in the Offered Certificates may constitute or give rise to a prohibited transaction under ERISA or the Internal Revenue Code of 1986. There are certain exemptions issued by the United States Department of Labor (the "Department") that may be applicable to an investment by a Plan in the Offered Certificates. The Department has granted an individual prohibited transaction exemption, Prohibited Transaction Exemption ("PTE") [_________________] as amended by PTE 97-34, 62

Fed. Reg. 39021 (July 21, 1997) and PTE 2000-58, 65 Fed. Reg. 67765 (November
13, 2000) (the "Exemption"), for certain mortgage-backed and asset-backed certificates underwritten, in whole or in part, by ____. The Exemption might be applicable to the initial purchase, the holding, and the subsequent resale by a Plan of certain certificates, such as the Offered Certificates, representing interests in pass-through trusts that consist of certain receivables, loans and other obligations, provided that the conditions and requirements of the Exemption are satisfied. The loans described in the Exemption include mortgage loans such as the Mortgage Loans.

      Among the conditions that must be satisfied for the Exemption to apply to the acquisition, holding and resale of the Offered Certificates are the following--

      o The acquisition of Offered Certificates by a Plan is on terms (including the price for the Certificates) that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

      o The Offered Certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the four highest generic rating categories from Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. ("S&P") or Fitch Ratings, Inc. ("Fitch") or other nationally recognized Rating Agency;

      o The Trustee is not an affiliate of any other member of the Restricted Group (as defined below);

      o The sum of all payments made to and retained by ____ in connection with the distribution of Offered Certificates represents not more than reasonable compensation for underwriting the Certificates. The sum of all payments made to and retained by the depositor pursuant to the assignment of the Mortgage Loans to the Trust Fund represents not more than the fair market value of such Mortgage Loans. The sum of all payments made to and retained by the Servicer[s] and any other servicer represents not more than reasonable compensation for such person's services under the Pooling and Servicing Agreement and reimbursement of such person's reasonable expenses in connection therewith; and

      o The Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act.

      The Trust Fund must also meet the following requirements--

      o the corpus of the Trust Fund must consist solely of assets of the type that have been included in other investment pools;

      o certificates in such other investment pools must have been rated in one of the four highest rating categories of Moody's, S&P or Fitch for at least one year prior to the Plan's acquisition of the Offered Certificates pursuant to the Exemption; and

      o certificates evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of the Offered Certificates pursuant to the Exemption.

      If all of the conditions of the Exemption are met, whether or not a Plan's assets would be deemed to include an ownership interest in the Mortgage Loans, the acquisition, holding and resale of the Senior Certificates by Plans would be exempt from the prohibited transaction provisions of ERISA and Section 4975 of the Internal Revenue Code of 1986.

      Moreover, the Exemption can provide relief from certain self-dealing/conflict of interest prohibited transactions that may occur if a Plan fiduciary causes a Plan to acquire certificates in a trust in which the fiduciary (or its affiliate) is an obligor on the receivables, loans or obligations held in the trust, provided that, among other requirements, (a) in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent of each Class of certificates in which Plans have invested is acquired by persons independent of the Restricted Group and at least fifty percent of the aggregate interest in the trust is acquired by persons independent of the Restricted Group; (b) such fiduciary (or its affiliate) is an obligor with respect to five percent or less of the fair market value of the obligations contained in the trust; (c) the Plan's investment in certificates of any Class does not exceed twenty-five percent of all of the certificates of that Class outstanding at the time of the acquisitions; and (d) immediately after the acquisition no more than twenty-five percent of the assets of any Plan with respect to which such person is a fiduciary are invested in certificates representing an interest in one or more trusts containing assets sold or served by the same entity.

      The Exemption does not apply to the purchasing or holding of Offered Certificates by Plans sponsored by the depositor, the Underwriter[s], the Trustee, the Servicer[s], any obligor with respect to Mortgage Loans included in the Trust Fund constituting more than five percent of the aggregate unamortized principal balance of the assets in the Trust Fund, or any affiliate of such parties (the "Restricted Group").

      The Underwriter[s] believe[s] that the conditions to the applicability of the Exemption will generally be met with respect to the Offered Certificates, other than possibly those conditions which are dependent on facts unknown to the Underwriter[s] or which they cannot control, such as those relating to the circumstances of the Plan purchaser or the Plan fiduciary making the decision to purchase any such Class of Certificates. However, before purchasing a Offered Certificate, a fiduciary of a Plan should make its own determination as to the availability of the exemptive relief provided by the Exemption or the availability of any other prohibited transaction exemptions, and whether the conditions of any such exemption will be applicable to the Offered Certificates. A fiduciary of a Plan that is a governmental Plan should make its own determination as to the need for and the availability of any exemptive relief under any Similar Law.

      Any fiduciary of a Plan considering whether to purchase an Offered Certificate should also carefully review with its own legal advisors the applicability of the fiduciary duty and prohibited transaction provisions of ERISA and the Internal Revenue Code of 1986 to such investment. See "ERISA Considerations" in the accompanying prospectus.

      The sale of Offered Certificates to a Plan is in no respect a representation by the depositor or the Underwriter[s] that this investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan, or that this investment is appropriate for Plans generally or any particular Plan.

                                LEGAL INVESTMENT

      [The Class ________ Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"), so long as they are rated in one of the two highest rating categories by one of the Rating Agencies or another nationally recognized statistical rating organization.] [None of the other Offered Certificates will constitute "mortgage related securities" for purposes of [SMMEA] [the Secondary Mortgage Market Enhancement Act of 1984, as amended.] [Except as to the status of certain Classes of Offered Certificates as "mortgage related securities,"] [no] representation is made as to the proper characterization of the Offered Certificates for legal investment purposes, financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase the Offered Certificates under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of the Offered Certificates. Accordingly, all institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Offered Certificates constitute a legal investment or are subject to investment, capital or other restrictions. See "Legal Investment" in the accompanying prospectus.

                                 USE OF PROCEEDS

      The net proceeds from the sale of Offered Certificates will be used by the depositor to pay part of the purchase price of the Mortgage Loans.

                                  UNDERWRITING

      Under the terms and conditions set forth in the underwriting agreement dated ________ __, 200_ among the depositor and Credit Suisse First Boston Corporation, an affiliate of the depositor (the "Underwriters"), the depositor has agreed to sell to the Underwriter[s] the following respective principal amounts of the Offered Certificates:

                 Principal Amount of    Principal Amount of    Principal Amount of    Principal Amount of    Principal Amount of
                     Class [A-1]            Class [A-2]             Class [B]              Class [C]             Class [D]
 Underwriter       Certificates            Certificates           Certificates           Certificates          Certificates
--------------  ---------------------  ---------------------  ---------------------  ---------------------  ---------------------



      The Underwriting Agreement will provide that the Underwriter[s] are obligated to purchase all of the Offered Certificates if any are purchased. The Underwriting Agreement further provides that if an Underwriter[s] defaults, the purchase commitments of the non-defaulting Underwriter[s] may be increased or the offering of the Offered Certificates may be terminated.

      Proceeds to the depositor from the sale of the Offered Certificates will be approximately 100.41% of the initial aggregate principal balance thereof as of the Cut-off Date, plus accrued interest from the Cut-off Date, before deducting expenses payable by the depositor. The depositor estimates that its out-of-pocket expenses for this offering will be approximately $____.

      The Underwriter[s] have advised the depositor that they propose to offer the Offered Certificates for sale from time to time in one or more transactions (which may include block transactions), in negotiated transactions or otherwise, or a combination of such methods of sale, at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices. The Underwriter[s] may effect such transactions by selling the Offered Certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter[s] and/or the purchasers of the Offered Certificates for whom they may act as agents. In connection with the sale of the Offered Certificates, the Underwriter[s] may be deemed to have received compensation from the depositor in the form of underwriting discounts, and the Underwriter[s] may also receive commissions from the purchasers of the Offered Certificates for whom they may act as agent. The Underwriter[s] and any dealers that participate with the Underwriter[s] in the distribution of the Offered Certificates may be deemed to be Underwriter[s], and any discounts or commissions received by them and any profit on the resale of the Offered Certificates by them may be deemed to be underwriting discounts or commissions.

      The Offered Certificates are a new issue of securities with no established trading market. The depositor has been advised by the Underwriter[s] that the Underwriter[s] currently intend to make a market in the Offered Certificates; however, the Underwriter[s] do not have any obligation to do so, any market making may be discontinued at any time and there can be no assurance that an active public market for the Offered Certificates will develop. See "Risk Factors--Risks Related to the Offered Certificates--Lack of a Secondary Market for the Certificates May Make It Difficult for You To Resell Your Certificates."

      The depositor has agreed to indemnify the Underwriter[s] against liabilities under the Securities Act, or contribute to payments which the Underwriter[s] may be required to make in respect thereof. The Mortgage Loan Seller[s] have agreed to indemnify the depositor with respect to liabilities under the Securities Act, relating to the Mortgage Loans.

                                  LEGAL MATTERS

      Certain legal matters will be passed upon for the depositor, the Underwriter[s] and the ____ Mortgage Loan Seller[s] by [Cadwalader, Wickersham & Taft LLP, New York, New York and Sidley, Austin, Brown & Wood LLP, New York, New York].

                                     RATING

      It is a condition to the issuance of the Offered Certificates that they receive the following credit ratings from any or all, as applicable, of ____ and ____:
                                       ________________   ________________
                Class [A-1]
                Class [A-2]
                Class [B]
                Class [C]
                Class [D]

      The Rating Agencies' ratings on mortgage pass-through certificates address the likelihood of the timely payment of interest and the ultimate repayment of principal by the Rated Final Distribution Date. The Rating Agencies' ratings take into consideration the credit quality of the Mortgage Loans, structural and legal aspects associated with the Offered Certificates, and the extent to which the payment stream in the Trust Fund is adequate to make payments required under the Offered Certificates. Ratings on mortgage pass-through certificates do not, however, represent an assessment of the likelihood, timing or frequency of principal prepayments (both voluntary and involuntary) by borrowers, or the degree to which such prepayments might differ from those originally anticipated. The security ratings do not address the possibility that Certificateholders might suffer a lower than anticipated yield. In addition, ratings on mortgage pass-through certificates do not address the likelihood of receipt of Prepayment Premiums, Yield Maintenance Charges, default interest or Excess Interest or the timing or frequency of the receipt thereof.

      There can be no assurance as to whether any rating agency not requested to rate the Offered Certificates will nonetheless issue a rating and, if so, what such rating would be. A rating assigned to the Offered Certificates by a rating agency that has not been requested by the depositor to do so may be lower than the rating assigned by the Rating Agencies pursuant to the depositor's request.

      The rating of the Offered Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

                                   GLOSSARY

      The following capitalized terms will have the respective meanings assigned to them in this "Glossary" section whenever they are used in this prospectus supplement, including in any of the annexes to this prospectus supplement.

      "30/360" means the Mortgage Loans that accrue interest on the basis of a 360-day year consisting of twelve 30-day months.

      "Actual/360" means the Mortgage Loans that accrue interest on the basis of the actual number of days elapsed in a 360-day year.

      "Advances" means collectively, any P&I advance and servicing advance required to be made by a servicer.

      "Anticipated Repayment Date" means the date on which Mortgage Loans that accrue excess interest begin accruing excess interest.

      "Appraisal Reduction Amount" means for any date of distribution and any Mortgage Loan for which an appraisal reduction has been calculated will equal the product of--

      o     the Reduction Rate for such Distribution Date; and

      o the appraisal reduction with respect to such Mortgage Loan. Such Appraisal Reduction Amount will be calculated by the servicer, who will be required to make such calculation prior to the day on which the servicer is required to make Advances.

      "ARD Loans" means any Mortgage Loan in the trust having the characteristics described in the first paragraph under "Description of the Mortgage Loans- Certain Terms and Conditions of the Mortgage Loans" in this prospectus supplement.

      "Assumed Final Distribution Date" means with respect to class of offered certificates is the date of distribution on which the aggregate Certificate Balance of such class of certificates would be reduced to zero based on the assumptions set forth in this prospectus supplement under the second paragraph of "Description of the Offered Certificates-Assumed Final Distribution Date; Rated Final Distribution Date."

      "Assumed Maturity Date" means (a) for any Mortgage Loan that is not a Balloon Loan or ARD Loan the maturity date of such Mortgage Loan and (b) any Balloon Loan or ARD Loan the date on which such Balloon Loan or ARD Loan would fully amortize, assuming interest is paid on a 30/360 basis.

      "Assumed Scheduled Payment" means an amount equal to--

      o the principal portion of the monthly payment that would have been due on a Mortgage Loan on the related due date based on the constant payment required by the related mortgage note or the original amortization schedule thereof (as calculated with interest at the related mortgage rate), if applicable, assuming the related balloon payment had not become due, after giving effect to any modification of a Mortgage Loan; and

      o interest on the Stated Principal Balance of the mortgage at the applicable net mortgage rate, net of interest at the servicing fee rate.

      "Business Day" means any day other than a Saturday, a Sunday or any day in which banking institutions in the States of [List States] are authorized or obligated by law, executive order or governmental decree to close.

      "Certificate Balance" means for any class of Regular Certificates, other than the Class [A-X] Certificates, outstanding at any time represents the maximum amount which the holders thereof are entitled to receive as distributions allocable to principal from the cash flow on the Mortgage Loans and the other assets in the Trust Fund. The Class [A-X] Certificates will not have a Certificate Balance and no distributions of principal will be made with respect to the Class [A-X] Certificates.

      "Certificate Deferred Interest" means for any date of distribution with respect to any class of certificates, the amount of Mortgage Deferred Interest allocated to such class as described in this prospectus supplement under "Description of the Certificates--Subordination; Allocation of Collateral Support Deficits and Certificate Deferred Interest--Certificate Deferred Interest."

      "Certificate Owner" means the actual purchaser of a book-entry certificate.

      "Certificateholder" means the nominee of The Depository Trust Company recognized as the only holder of the offered certificates.

      "Certificates" means the certificates comprising the Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 200_-_.

      "Class" means each individual class of certificates comprising the Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 200_-_.

      "Closing Date" means the date upon which the Certificates are issued.

      "Collateral Support Deficit" means amount, if any, by which:

      o the aggregate Stated Principal Balance of the Mortgage Loans expected to be outstanding immediately following such Distribution Date is less than

      o the aggregate Certificate Balance of the Certificates after giving effect to distributions of principal on such Distribution Date.

      "Commission" means the Securities and Exchange Commission.

      "Controlling Class" means as of any time of determination the most subordinate Class of Certificates then outstanding that has a Certificate Balance at least equal to 25% of the initial Certificate Balance of such Class (or, if no such Class exists, the most subordinate Class then outstanding).

      A "Controlling Class Certificateholder" is each holder, or Certificate Owner, if applicable, of a Certificate of the Controlling Class as certified by the certificate registrar to the trustee from time to time by the related holder or Certificate Owner.

      "Corrected Mortgage Loan" means any Specially Serviced Mortgage Loan, in accordance with its original terms or as modified in accordance with the Pooling and Servicing Agreement, which has become a performing Mortgage Loan for three consecutive Monthly Payments, provided, that no additional event of default is foreseeable in the reasonable judgment of the special servicer.

      "CPR" means an assumed constant annual rate of prepayment each month, expressed as a per annum percentage of the then-scheduled principal balance of the pool of Mortgage Loans.

      "Determination Date" means the ____ day of the month or, if such ____ day is not a Business Day, the Business Day immediately following such ____ day.

      "Distribution Date" means the date upon which distributions on the Certificates will be made by the trustee, to the extent of available funds, on the __th Business Day after the Determination Date in each month commencing on ________ __, 200_.

      "Due Date" means the date of each month that the Mortgage Loans provide for scheduled payments of principal and interest to be due.

      "Due Period" means the period beginning on the day following the Determination Date in the month immediately preceding the month in which such Distribution Date occurs and ending at the close of business on the Determination Date of the month in which such Distribution Date occurs.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

      "Interest Accrual Period" means as to any Distribution Date, the period commencing on the [__] day of the calendar month preceding the month in which such Distribution Date occurs and ending on the [___]th day of the month in which such Distribution Date occurs. Each Interest Accrual Period is deemed to consist of [___] days.

      "Monthly Payment" means the constant monthly payment of principal and interest required to be paid by the borrower under the related Mortgage Loan.

      "Mortgage Deferred Interest" means, with respect to any Mortgage Loan that as of any Due Date has been modified to reduce the rate at which interest is paid currently below the Mortgage Rate, the excess, if any, of--

      o interest accrued on the Stated Principal Balance thereof during the related one-month interest accrual period set forth in the related Mortgage Note at the related Mortgage Rate over

      o the interest portion of the related Monthly Payment or, if applicable, Assumed Scheduled Payment due on the related Due Date.

      "Mortgage Loan" means ___ [fixed rate]/[adjustable rate] loans, secured by ___ multifamily, commercial and residential cooperative properties that comprise the Trust Fund.

      "Mortgage Rate" means the rate at which interest accrues on an ARD Loan prior to its Anticipated Repayment Date.

      "Notional Balance" means with respect to any date of distribution and the Class [A-X] Certificates will equal the aggregate Certificate Balance of the Regular Certificates, other than the Class [A-X] Certificates, immediately prior to such Distribution Date.

      "Percentage Interest" means the interest evidenced by any Regular Certificate equal to the initial denomination of the Regular Certificates as of the Closing Date, divided by the initial Certificate Balance or Notional Balance of the Class to which it belongs.

      "Permitted Investments" means United States government securities and other high-quality investments specified in the Pooling and Servicing Agreement.

      "Prepayment Interest Excess" means, with respect to any Distribution Date, for each Mortgage Loan that was subject to a principal prepayment in full or in part, or as to which insurance or condemnation proceeds were received by the servicer[s] or the related special servicer[s] for application to such Mortgage Loan, in each case after the Due Date in the month of such Distribution Date and on or prior to the related Determination Date, the amount of interest accrued at the Mortgage Rate for such Mortgage Loan on the amount of such principal prepayment, insurance proceeds or condemnation proceeds after the mortgage interest accrual period relating to such Due Date and accruing in the manner set forth in the loan documents relating to such Mortgage Loan, to the extent such interest is collected by the servicer[s] or the related special servicer.

      "Prepayment Interest Shortfall" means with respect to any Distribution Date, for each Mortgage Loan that was subject to a principal prepayment in full or in part and which did not include a full month's interest, or as to which insurance or condemnation proceeds were received by the [applicable] servicer[s] or the [applicable] special servicer[s] for application to such Mortgage Loan, in each case after the Determination Date in the calendar month preceding such Distribution Date but prior to the Due Date in the related Due Period, the amount of interest that would have accrued at the net mortgage pass-through rate for such Mortgage Loan on the amount of such principal prepayment, insurance proceeds or condemnation proceeds during the period commencing on the date as of which such principal prepayment, insurance proceeds or condemnation proceeds were applied to the unpaid principal balance of such Mortgage Loan and ending on (and including) the day immediately preceding such Due Date.

      "Rating Agencies" means each of _________ and _________.

      "Rated Final Distribution Date" means for each class of offered certificates will be the Distribution Date in ________ __, 200_, which is the first date of distribution following the date that is two years after the latest Assumed Maturity Date.

      "Record Date" means the close of business on the last business day of the month immediately preceding the month in which such Distribution Date occurs.

      "Regular Certificates" means the Class [A-1], Class [A-2], Class [A-X], Class [B], Class [C], Class [D], Class [E], Class [F], Class [G], Class [H], Class [J], Class [K], Class [L], Class [M] and Class [N] Certificates.

      "Reduction Rate" means a rate per annum equal to the average of the pass-through Rates of each class of certificates to which appraisal reductions have been allocated pursuant to the Pooling and Servicing Agreement, weighted on the basis of the amount of the appraisal reductions allocated to each related class of certificates.

      "REMIC" means "means a real estate mortgage investment conduit, within the meaning of, and formed in accordance with, the Tax Reform Act of 1986 and Sections 860A through 860G of the Internal Revenue Code of 1986.

      "REO Property" means any mortgaged real property that is acquired by the trust through foreclosure, deed-in-lieu of foreclosure or otherwise following a default on the corresponding pooled Mortgage Loan.

      "Revised Rate" means commencing on its Anticipated Repayment Date, the fixed rate per annum, at which the ARD Loans generally will bear interest equal to the Mortgage Rate plus a specified percentage, generally, no more than ___%, so long as the Mortgage Loan is included in the trust fund.

      "Servicing Standard" means the standard by which the servicer and special servicer will administer their respective Mortgage Loans and, with respect to the special servicer, any REO Properties for which it is responsible on behalf of the trust fund and in the best interests of and for the benefit of the Certificateholders, as determined by the servicer or the special servicer, as the case may be, in its good faith and reasonable judgment, in accordance with applicable law, the terms of the respective Mortgage Loans or Specially Serviced Mortgage Loans and, to the extent consistent with the foregoing, the terms of the pooling and servicing agreement and the related agreement and/or co-lender agreement, and, to the extent consistent with the foregoing, in accordance with the higher of the following standards of care--

      o the same manner in which, and with the same care, skill, prudence and diligence with which, the servicer or special servicer, as the case may be, services and administers similar commercial or multifamily mortgage loans for other third-party portfolios, giving due consideration to the customary and usual standards of practice of prudent institutional commercial or multifamily mortgage lenders servicing their own mortgage loans;

      o the same care, skill, prudence and diligence with which the servicer or special servicer, as the case may be, services and administers similar commercial or multifamily mortgage loans owned the servicer or the special servicer, in either case exercising reasonable business judgment and with a view to the maximization, on a present value basis (discounting at the related Mortgage Rate), of timely recovery of principal and interest on the mortgage loans or specially serviced mortgage loans, as applicable; and

      o     without regard to--

      o any relationship that the servicer or special servicer, as the case may be, or any its affiliates may have with the related borrower or any other party to the Pooling and Servicing Agreement;

      o the ownership of any Certificate by the servicer or special servicer, as the case may be, or any affiliate thereof;

      o     the servicer's obligation to make Advances;

      o the servicer or the special servicer, as the case may be, right to receive compensation for its services under the Pooling and Servicing Agreement or with respect to any particular transaction; or

      o the servicer or the special servicer's ownership, servicing or management of any other mortgage loans or mortgaged properties.

      "Significant Mortgage Loans" means Mortgage Loan(s) that represent(s)--

      o ____% or more of the aggregate outstanding principal balance of all of the Mortgage Loans at such time or

      o is one of the ten largest Mortgage Loans by outstanding principal balance of all of the Mortgage Loans at such time.

      "Specially Serviced Mortgage Loans" means the mortgage moans serviced by the special servicer that have become REO Properties.

      "Stated Principal Balance" means initially the cut-off date balance of each Mortgage Loan, and on each Distribution Date, will be reduced by the portion of the principal distribution amount for the related Distribution date that is attributable to the related Mortgage Loan.

      "Trust Fund" means the entire beneficial ownership interest in the collateral underlying the Certificates consisting of--

      o the Mortgage Loans and all payments under and proceeds of the Mortgage Loans received after the cut-off date (exclusive of payments of principal and interest due on or before the cut-off rate);

      o any mortgaged property acquired by the special servicer on behalf of the Trust Fund through foreclosure or deed in lieu of foreclosure;

      o such funds or assets as from time to time are deposited in the collection account, the distribution account, the excess interest distribution account, the interest reserve account and, if established, the REO account;

      o the rights of the lender under all insurance policies with respect to the Mortgage Loans; and

      o certain rights of the depositor under the mortgage loan purchase agreements relating to mortgage loan document delivery requirements with respect to the Mortgage Loans and the representations and warranties of the mortgage loan seller regarding the Mortgage Loans.

                                   EXHIBIT A-1

                        CHARACTERISTICS OF THE UNDERLYING
                MORTGAGE LOANS AND THE MORTGAGED REAL PROPERTIES

                       See this Exhibit for tables titled:

                   Locations of the Mortgaged Real Properties

                  Descriptions of the Mortgaged Real Properties

                Characteristics of the Underlying Mortgage Loans

                      Additional Mortgage Loan Information

             Engineering Reserves and Recurring Replacement Reserves

                   Major Tenants of the Commercial Properties

                              Multifamily Schedule

                        Recurring Reserve Cap Information


                                      A-1-1

                                   EXHIBIT A-2

                            MORTGAGE POOL INFORMATION

                       See this Exhibit for tables titled:

                        Large Mortgage Loan Concentration

                         Underlying Mortgage Loan Seller

                             Mortgage Interest Rates

                         Cut-off Date Principal Balances

                           Original Amortization Terms

                        Original Terms to Stated Maturity

                          Remaining Amortization Terms

                       Remaining Terms to Stated Maturity

                           Years Built/Years Renovated

                         Occupancy Rates at Underwriting

                    Underwritten Debt Service Coverage Ratios

                        Cut-off Date Loan-to-Value Ratios

                       Mortgaged Real Properties by State

                 Underlying Mortgage Loans by Amortization Type

                   Mortgaged Real Properties by Property Type

                 Mortgaged Real Properties by Property Sub-Type

                     Prepayment Provision as of Cut-off Date

                                Prepayment Option

                        Mortgage Pool Prepayment Profile

           Underlying Mortgaged Real Properties by Ownership Interest


Note 1: The above-referenced tables in this Exhibit A-2 are presented in respect of each of the Mortgage Pool, Loan Group No. 1 and Loan Group No. 2.


                                     A-2-1

                                    EXHIBIT B

                             FORM OF TRUSTEE REPORT

                                    EXHIBIT C

                  DECREMENT TABLES FOR THE OFFERED CERTIFICATES

         Percentage of Initial Total Principal Balance Outstanding For:


                             Class A-1 Certificates

                                   Prepayments
                                   -----------

 Following the Distribution Date in--     0% CPR       25% CPR      50% CPR      75% CPR     100% CPR
-------------------------------------   ----------   -----------  -----------  -----------  -----------
Issue Date..........................          %                         %            %            %
June 2005...........................
June 2006...........................
June 2007...........................
June 2008 and thereafter............
Weighted average life (in years)


                             Class A-2 Certificates

                                   Prepayments
                                   -----------

 Following the Distribution Date in--     0% CPR       25% CPR      50% CPR      75% CPR     100% CPR
-------------------------------------   ----------   -----------  -----------  -----------  -----------
Issue Date..........................          %            %            %            %            %
June 2005...........................
June 2006...........................
June 2007...........................
June 2008...........................
June 2009 and thereafter............
Weighted average life (in years)

                              Class B Certificates

                                   Prepayments
                                   -----------

 Following the Distribution Date in--     0% CPR       25% CPR      50% CPR      75% CPR     100% CPR
-------------------------------------   ----------   -----------  -----------  -----------  -----------
Issue Date..........................          %            %            %            %            %
June 2005...........................
June 2006...........................
June 2007...........................
June 2008...........................
June 2009...........................
June 2010...........................
June 2011...........................
June 2012...........................
June 2013...........................
June 2014 and thereafter............
Weighted average life (in years)

         Percentage of Initial Total Principal Balance Outstanding For:


                              Class C Certificates

                                   Prepayments
                                   -----------

 Following the Distribution Date in--     0% CPR       25% CPR      50% CPR      75% CPR     100% CPR
-------------------------------------   ----------   -----------  -----------  -----------  -----------
Issue Date..........................          %            %            %            %            %
June 2005...........................
June 2006...........................
June 2007...........................
June 2008...........................
June 2009...........................
June 2010...........................
June 2011...........................
June 2012...........................
June 2013...........................
June 2014 and thereafter............
Weighted average life (in years)


                              Class D Certificates

                                   Prepayments
                                   -----------

 Following the Distribution Date in--     0% CPR       25% CPR      50% CPR      75% CPR     100% CPR
-------------------------------------   ----------   -----------  -----------  -----------  -----------
Issue Date..........................          %            %            %            %            %
June 2005...........................
June 2006...........................
June 2007...........................
June 2008...........................
June 2009...........................
June 2010...........................
June 2011...........................
June 2012...........................
June 2013...........................
June 2014 and thereafter............
Weighted average life (in years)


                              Class E Certificates

                                   Prepayments
                                   -----------

 Following the Distribution Date in--     0% CPR       25% CPR      50% CPR      75% CPR     100% CPR
-------------------------------------   ----------   -----------  -----------  -----------  -----------
Issue Date..........................          %            %            %            %            %
June 2005...........................
June 2006...........................
June 2007...........................
June 2008...........................
June 2009...........................
June 2010...........................
June 2011...........................
June 2012...........................
June 2013...........................
June 2014 and thereafter............
Weighted average life (in years)

                                    EXHIBIT D

                           SCHEDULE OF REFERENCE RATES

     Distribution Date            Reference Rate          Distribution Date          Reference Rate
--------------------------    ----------------------    ---------------------      ------------------



                                    EXHIBIT E

          GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

      Except in limited circumstances, the globally offered Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C2, Class A-1, Class A-2, Class B, Class C, Class D and Class E will be available only in book-entry form.

      The book-entry certificates will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

      Secondary market trading between investors holding book-entry certificates through Clearstream, Luxembourg and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional Eurobond practice, which is seven calendar days' settlement.

      Secondary market trading between investors holding book-entry certificates through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

      Secondary cross-market trading between member organizations of Clearstream, Luxembourg or Euroclear and DTC participants holding book-entry certificates will be accomplished on a delivery against payment basis through the respective depositaries of Clearstream, Luxembourg and Euroclear, in that capacity, as DTC participants.

      As described under "Certain U.S. Federal Income Tax Documentation Requirements" below, non-U.S. holders of book-entry certificates will be subject to U.S. withholding taxes unless those holders meet specific requirements and deliver appropriate U.S. tax documents to the securities clearing organizations of their participants.

Initial Settlement

      All certificates of each class of offered certificates will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the book-entry certificates will be represented through financial institutions acting on their behalf as direct and indirect DTC participants. As a result, Clearstream, Luxembourg and Euroclear will hold positions on behalf of their member organizations through their respective depositaries, which in turn will hold positions in accounts as DTC participants.

      Investors' securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

      Investors electing to hold their book-entry certificates through Clearstream, Luxembourg or Euroclear accounts will follow the settlement procedures applicable to conventional Eurobonds, except that there will be no temporary global security and no "lock up" or restricted period. Global securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

      Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

      Trading between DTC Participants. Secondary market trading between DTC participants will be settled in same-day funds.

      Trading between Clearstream, Luxembourg and/or Euroclear Participants. Secondary market trading between member organizations of Clearstream, Luxembourg or Euroclear will be settled using the procedures applicable to conventional Eurobonds in same-day funds.

      Trading between DTC Seller and Clearstream, Luxembourg or Euroclear Purchaser. When book-entry certificates are to be transferred from the account of a DTC participant to the account of a member organization of Clearstream, Luxembourg or Euroclear, the purchaser will send instructions to Clearstream, Luxembourg or Euroclear through that member organization at least one business day prior to settlement. Clearstream, Luxembourg or Euroclear, as the case may be, will instruct the respective depositary to receive the book-entry certificates against payment. Payment will include interest accrued on the book-entry certificates from and including the first day of the month in which the last coupon distribution date occurs (or, if no coupon distribution date has occurred, from and including June 1, 2004) to and excluding the settlement date, calculated on the basis of a year of 360 days consisting of twelve 30-day months. Payment will then be made by the respective depositary to the DTC participant's account against delivery of the book-entry certificates. After settlement has been completed, the book-entry certificates will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the account of the member organization of Clearstream, Luxembourg or Euroclear, as the case may be. The securities credit will appear the next day, European time, and the cash debit will be back-valued to, and the interest on the book-entry certificates will accrue from, the value date, which would be the preceding day when settlement occurred in New York. If settlement is not completed on the intended value date, which means the trade fails, the Clearstream, Luxembourg or Euroclear cash debit will be valued instead as of the actual settlement date.

      Member organizations of Clearstream, Luxembourg and Euroclear will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream, Luxembourg or Euroclear. Under this approach, they may take on credit exposure to Clearstream, Luxembourg or Euroclear until the book-entry certificates are credited to their accounts one day later.

      As an alternative, if Clearstream, Luxembourg or Euroclear has extended a line of credit to them, member organizations of Clearstream, Luxembourg or Euroclear can elect not to pre-position funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, the member organizations purchasing book-entry certificates would incur overdraft charges for one day, assuming they cleared the overdraft when the book-entry certificates were credited to their accounts. However, interest on the book-entry certificates would accrue from the value date. Therefore, in many cases the investment income on the book-entry certificates earned during that one-day period may substantially reduce or offset the amount of those overdraft charges, although this result will depend on the cost of funds of the respective member organization of Clearstream, Luxembourg or Euroclear.

      Since the settlement is taking place during New York business hours, DTC participants can employ their usual procedures for sending book-entry certificates to the respective depositary for the benefit of member organizations of Clearstream, Luxembourg or Euroclear. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC participant a cross-market transaction will settle no differently than a trade between two DTC participants.

      Trading between Clearstream, Luxembourg or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, member organizations of Clearstream, Luxembourg or Euroclear may employ their customary procedures for transactions in which book-entry certificates are to be transferred by the respective clearing system, through the respective depositary, to a DTC participant. The seller will send instructions to Clearstream, Luxembourg or Euroclear through a member organization of Clearstream, Luxembourg or Euroclear at least one business day prior to settlement. In these cases, Clearstream, Luxembourg or Euroclear, as appropriate, will instruct the respective depositary to deliver the book-entry certificates to the DTC participant's account against payment. Payment will include interest accrued on the book-entry certificates from and including the first day of the month in which the last coupon distribution date occurs (or, if no coupon distribution date has occurred, from and including June 1, 2004) to and excluding the settlement date, calculated on the basis of a year of 360 days consisting of twelve 30-day months. The payment will then be reflected in the account of the member organization of Clearstream, Luxembourg or Euroclear the following day, and receipt of the cash proceeds in the account of that member organization of Clearstream, Luxembourg or Euroclear would be back-valued to the value date, which would be the preceding day, when settlement occurred in New York. Should the member organization of Clearstream, Luxembourg or Euroclear have a line of credit with its respective clearing system and elect to be in debit in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft charges incurred over the one-day period. If settlement is not completed on the intended value date, which means the trade fails, receipt of the cash proceeds in the account of the member organization of Clearstream, Luxembourg or Euroclear would be valued instead as of the actual settlement date.

      Finally, day traders that use Clearstream, Luxembourg or Euroclear and that purchase book-entry certificates from DTC participants for delivery to member organizations of Clearstream, Luxembourg or Euroclear should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

      o borrowing through Clearstream, Luxembourg or Euroclear for one day, until the purchase side of the day trade is reflected in their Clearstream, Luxembourg or Euroclear accounts, in accordance with the clearing system's customary procedures;

      o borrowing the book-entry certificates in the United States from a DTC participant no later than one day prior to settlement, which would allow sufficient time for the book-entry certificates to be reflected in their Clearstream, Luxembourg or Euroclear accounts in order to settle the sale side of the trade; or

      o staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day prior to the value date for the sale to the member organization of Clearstream, Luxembourg or Euroclear.

Certain U.S. Federal Income Tax Documentation Requirements

      A holder that is not a "United States person" (a "U.S. person") within the meaning of Section 7701(a)(30) of the Internal Revenue Code (a "non-U.S. holder") holding a book-entry certificate through Clearstream, Luxembourg, Euroclear or DTC may be subject to U.S. withholding tax unless such holder provides certain documentation to the issuer of such holder's book-entry certificate, the paying agent or any other entity required to withhold tax (any of the foregoing, a "U.S. withholding agent") establishing an exemption from withholding. A non-U.S. holder may be subject to 30% withholding unless each U.S. withholding agent receives:

      1. from a non-U.S. holder that is classified as a corporation for U.S. federal income tax purposes or is an individual, and is eligible for the benefits of the portfolio interest exemption or an exemption (or reduced rate) based on a treaty, a duly completed and executed IRS Form W-8BEN (or any successor form);

      2. from a non-U.S. holder that is eligible for an exemption on the basis that the holder's income from the certificate is effectively connected to its U.S. trade or business, a duly completed and executed IRS Form W-8ECI (or any successor form);

      3. from a non-U.S. holder that is classified as a partnership for U.S. federal income tax purposes, a duly completed and executed IRS Form W-8IMY (or any successor form) with all supporting documentation (as specified in the U.S. Treasury Regulations) required to substantiate exemptions from withholding on behalf of its partners; certain partnerships may enter into agreements with the IRS providing for different documentation requirements and it is recommended that such partnerships consult their tax advisors with respect to these certification rules;

      4. from a non-U.S. holder that is an intermediary (i.e., a person acting as a custodian, a broker, nominee or otherwise as an agent for the beneficial owner of a certificate):

            (a) if the intermediary is a "qualified intermediary" within the meaning of Section 1.1441-1(e)(5)(ii) of the U.S. Treasury Regulations (a "qualified intermediary"), a duly completed and executed IRS Form W-8IMY (or any successor or substitute form)--

                  (i) stating the name, permanent residence address and qualified intermediary employer identification number of the qualified intermediary and the country under the laws of which the qualified intermediary is created, incorporated or governed,

                  (ii) certifying that the qualified intermediary has provided, or will provide, a withholding statement as required under Section 1.1441-1(e)(5)(v) of the U.S. Treasury Regulations,

                  (iii) certifying that, with respect to accounts it identifies on its withholding statement, the qualified intermediary is not acting for its own account but is acting as a qualified intermediary, and

                  (iv) providing any other information, certifications, or statements that may be required by the IRS Form W-8IMY or accompanying instructions in addition to, or in lieu of, the information and certifications described in
                        Section 1.1441-1(e)(3)(ii) or 1.1441-1(e)(5)(v) of the
                        U.S. Treasury Regulations; or

            (b) if the intermediary is not a qualified intermediary (a "nonqualified intermediary"), a duly completed and executed IRS Form W-8IMY (or any successor or substitute form)--

                  (i) stating the name and permanent residence address of the nonqualified intermediary and the country under the laws of which the nonqualified intermediary is created, incorporated or governed,

                  (ii) certifying that the nonqualified intermediary is not acting for its own account,

                  (iii) certifying that the nonqualified intermediary has
                        provided, or will provide, a withholding statement that is associated with the appropriate IRS Forms W-8 and W-9 required to substantiate exemptions from withholding on behalf of such nonqualified intermediary's beneficial owners, and

                  (iv) providing any other information, certifications or statements that may be required by the IRS Form W-8IMY or accompanying instructions in addition to, or in lieu of, the information, certifications, and statements described in Section 1.1441-1(e)(3)(iii) or (iv) of the U.S. Treasury Regulations; or

      5. from a non-U.S. holder that is a trust, depending on whether the trust is classified for U.S. federal income tax purposes as the beneficial owner of the certificate, either an IRS Form W-8BEN or W-8IMY; any non-U.S. holder that is a trust should consult its tax advisors to determine which of these forms it should provide.

      All non-U.S. holders will be required to update the above-listed forms and any supporting documentation in accordance with the requirements under the U.S. Treasury Regulations. These forms generally remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar year, unless a change in circumstances makes any information on the form incorrect. Under certain circumstances, an IRS Form W-8BEN, if furnished with a taxpayer identification number, remains in effect until the status of the beneficial owner changes, or a change in circumstances makes any information on the form incorrect.

      In addition, all holders, including holders that are U.S. persons, holding book-entry certificates through Clearstream, Luxembourg, Euroclear or DTC may be subject to backup withholding unless the holder--

      o provides the appropriate IRS Form W-8 (or any successor or substitute form), duly completed and executed, if the holder is a non-U.S. holder;

      o provides a duly completed and executed IRS Form W-9, if the holder is a U.S. person; or

      o can be treated as a "exempt recipient" within the meaning of Section 1.6049-4(c)(1)(ii) of the U.S. Treasury Regulations (e.g., a corporation or a financial institution such as a bank).

      This summary does not deal with all of the aspects of U.S. federal income tax withholding or backup withholding that may be relevant to investors that are non-U.S. holders. Such holders are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of book-entry certificates.

      The attached diskette contains one spreadsheet file that can be put on a user-specified hard drive or network drive. This spreadsheet file is "CSFBMSC 2004-C2.xls". The spreadsheet file "CSFBMSC 2004-C2.xls" is a Microsoft Excel(1), Version 5.0 spreadsheet. The spreadsheet file provides, in electronic format, statistical information that appears under the caption "Description of the Underlying Mortgage Loans" in, and on Exhibits A-1 and A-2 to, this prospectus supplement. Defined terms used, but not otherwise defined, in the spreadsheet file will have the respective meanings assigned to them in the glossary to this prospectus supplement. All the information contained in the spreadsheet file is subject to the same limitations and qualifications contained in this prospectus supplement. Prospective investors are strongly urged to read this prospectus supplement and accompanying prospectus in its entirety prior to accessing the spreadsheet file.

-------------

(1) Microsoft Excel is a registered trademark of Microsoft Corporation.

Prospectus

       Credit Suisse First Boston Mortgage Securities Corp., the Depositor Commercial/Multifamily Mortgage Pass-Through Certificates, Issuable in Series

      Our name is Credit Suisse First Boston Mortgage Securities Corp. We intend to offer from time to time commercial/multifamily mortgage pass-through certificates. These offers may be made through one or more different methods, including offerings through underwriters. We do not currently intend to list the offered certificates of any series on any national securities exchange or the NASDAQ stock market. See "Plan of Distribution."

--------------------------------------------------------------------------------

       The Offered Certificates:                     The Trust Assets:

The offered certificates will be          The assets of each of our trusts will
issuable in series. Each series of        include--
offered certificates will--
                                          o     mortgage loans secured by first
o     have its own series designation;          and junior liens on, or security
                                                interests in, various interests
o     consist of one or more classes            in commercial and multifamily
      with various payment                      real properties;
      characteristics;
                                          o     mortgage-backed securities that
o     evidence beneficial ownership             directly or indirectly evidence
      interests in a trust established          interests in, or are directly or
      by us; and                                indirectly secured by, those
                                                types of mortgage loans; or
o     be payable solely out of the
      related trust assets.               o     some combination of those types
                                                of mortgage loans and
No governmental agency or                       mortgage-backed securities.
instrumentality will insure or
guarantee payment on the offered          Trust assets may also include letters
certificates. Neither we nor any of       of credit, surety bonds, insurance
our affiliates are responsible for        policies, guarantees, credit
making payments on the offered            derivatives, reserve funds, guaranteed
certificates if collections on the        investment contracts, interest rate
related trust assets are insufficient.    exchange agreements, interest rate cap
                                          or floor agreements, currency exchange
                                          agreements, or other similar
                                          instruments and agreements.

--------------------------------------------------------------------------------

      In connection with each offering, we will prepare a supplement to this prospectus in order to describe in more detail the particular certificates being offered and the related trust assets. In that document, we will also state the price to public for each class of offered certificates or explain the method for determining that price. In that document, we will also identify the applicable lead or managing underwriter(s), if any, and provide information regarding the relevant underwriting arrangements and the underwriters' compensation. You may not purchase the offered certificates of any series unless you have also received the prospectus supplement for that series. You should carefully consider the risk factors beginning on page 12 in this prospectus, as well as those set forth in the related prospectus supplement, prior to investing.

      Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the offered certificates or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                  The date of this prospectus is May 14, 2004.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

IMPORTANT NOTICE ABOUT THE INFORMATION PRESENTED IN THIS PROSPECTUS .....      3
AVAILABLE INFORMATION; INCORPORATION BY REFERENCE .......................      3
SUMMARY OF PROSPECTUS ...................................................      4
RISK FACTORS ............................................................     12
CAPITALIZED TERMS USED IN THIS PROSPECTUS ...............................     29
CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP .....................     29
USE OF PROCEEDS .........................................................     29
DESCRIPTION OF THE TRUST ASSETS .........................................     30
YIELD AND MATURITY CONSIDERATIONS .......................................     53
DESCRIPTION OF THE CERTIFICATES .........................................     59
DESCRIPTION OF THE GOVERNING DOCUMENTS ..................................     67
DESCRIPTION OF CREDIT SUPPORT ...........................................     77
LEGAL ASPECTS OF MORTGAGE LOANS .........................................     79
FEDERAL INCOME TAX CONSEQUENCES .........................................     90
STATE AND OTHER TAX CONSEQUENCES ........................................    124
ERISA CONSIDERATIONS ....................................................    124
LEGAL INVESTMENT ........................................................    127
PLAN OF DISTRIBUTION ....................................................    128
LEGAL MATTERS ...........................................................    130
FINANCIAL INFORMATION ...................................................    130
RATING ..................................................................    130
GLOSSARY ................................................................    131

       IMPORTANT NOTICE ABOUT THE INFORMATION PRESENTED IN THIS PROSPECTUS

      When deciding whether to invest in any of the offered certificates, you should only rely on the information contained in this prospectus and the related prospectus supplement. We have not authorized any dealer, salesman or other person to give any information or to make any representation that is different. In addition, information in this prospectus or any related prospectus supplement is current only as of the date on its cover. By delivery of this prospectus and any related prospectus supplement, we are not offering to sell any securities, and are not soliciting an offer to buy any securities, in any state where the offer and sale is not permitted.

                AVAILABLE INFORMATION; INCORPORATION BY REFERENCE

      We have filed with the SEC a registration statement under the Securities Act of 1933, as amended, with respect to the certificates offered by this prospectus. This prospectus forms a part of the registration statement. This prospectus and the related prospectus supplement do not contain all of the information with respect to an offering that is contained in the registration statement. For further information regarding the documents referred to in this prospectus and the related prospectus supplement, you should refer to the registration statement and its exhibits. You can inspect the registration statement and its exhibits, and make copies of these documents at prescribed rates, at the public reference facilities maintained by the SEC at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located as follows: in the case of the Midwest Regional Office, 500 West Madison Street, Chicago, Illinois 60661; and in the case of the Northeast Regional Office, 233 Broadway, New York, New York 10279. You can also obtain copies of these materials electronically through the SEC's Web site (http://www.sec.gov).

      In connection with each series of offered certificates, we will file or arrange to have filed with the SEC with respect to the related trust any periodic reports that are required under the Securities Exchange Act of 1934, as amended. All documents and reports that are so filed for the related trust prior to the termination of an offering of certificates are incorporated by reference into, and should be considered a part of, this prospectus. Upon request, we will provide without charge to each person receiving this prospectus in connection with an offering, a copy of any or all documents or reports that are so incorporated by reference. All requests should be directed to us in writing at Eleven Madison Avenue, New York, New York 10010, telephone number (212) 325-2000.

                              SUMMARY OF PROSPECTUS

      This summary contains selected information from this prospectus. It does not contain all of the information you need to consider in making your investment decision. To understand all of the terms of a particular offering of certificates, you should read carefully this prospectus and the related prospectus supplement in full.

Who We Are ......................   Credit Suisse First Boston Mortgage
                                    Securities Corp. Our principal offices are located at Eleven Madison Avenue, New York,
                                    New York 10010, telephone number (212)
                                    325-2000. We are a wholly-owned subsidiary of Credit Suisse First Boston Management
                                    LLC, which in turn is a wholly-owned
                                    subsidiary of Credit Suisse First Boston
                                    (USA), Inc., which in turn is a wholly-owned subsidiary of Credit Suisse First Boston,
                                    Inc. See "Credit Suisse First Boston
                                    Mortgage Securities Corp."

The Securities Being Offered ....   The securities that will be offered by this
                                    prospectus and the related prospectus
                                    supplements consist of
                                    commercial/multifamily mortgage pass-through certificates. These certificates will be issued in series, and each series will, in turn, consist of one or more classes. Each class of offered certificates must, at the time of issuance, be assigned an investment grade rating by at least one nationally recognized statistical rating organization.
                                    Typically, the four highest rating
                                    categories, within which there may be
                                    sub-categories or gradations to indicate relative standing, signify investment grade.
                                    See "Rating."

                                    Each series of offered certificates will evidence beneficial ownership interests in a trust established by us and containing the assets described in this prospectus and the related prospectus supplement.

The Offered Certificates May
Be Issued with Other
Certificates ....................   We may not publicly offer all the
                                    commercial/multifamily mortgage pass-through certificates evidencing interests in one of our trusts. We may elect to retain some of those certificates, to place some privately with institutional investors or to deliver some to the applicable seller as partial consideration for the related mortgage assets. In addition, some of those certificates may not satisfy the rating requirement for offered certificates described under "--The Securities Being
                                    Offered" above.

The Governing Documents .........   In general, a pooling and servicing
                                    agreement or other similar agreement or
                                    collection of agreements will govern, among other things--

                                    o  the issuance of each series of offered
                                       certificates;

                                    o the creation of and transfer of assets to the related trust; and

                                    o the servicing and administration of those assets.

                                    The parties to the governing document(s) for a series of offered certificates will always include us and a trustee. We will be responsible for establishing the trust relating to each series of offered certificates. In addition, we will transfer or arrange for the transfer of the initial trust assets to that trust. In general, the trustee for a series of offered certificates will be responsible for, among other things, making payments and preparing and disseminating various reports to the holders of those offered certificates.

                                    If the trust assets for a series of offered certificates include mortgage loans, the parties to the governing document(s) will also include--

                                    o a master servicer that will generally be responsible for performing customary servicing duties with respect to those mortgage loans that are not defaulted or otherwise problematic in any material respect; and

                                    o a special servicer that will generally be responsible for servicing and administering those mortgage loans that are defaulted or otherwise problematic in any material respect and real estate assets acquired as part of the related trust with respect to defaulted mortgage loans.

                                    The same person or entity, or affiliated entities, may act as both master servicer and special servicer for any trust.

                                    If the trust assets for a series of offered certificates include mortgage-backed securities, the parties to the governing document(s) may also include a manager that will be responsible for performing various administrative duties with respect to those mortgage-backed securities. If the related trustee assumes those duties, however, there will be no manager.

                                    In the related prospectus supplement, we will identify the trustee and any master servicer, special servicer or manager for each series of offered certificates and their respective duties. See "Description of the Governing Documents."

Characteristics of the
Mortgage Assets .................   The trust assets with respect to any series
                                    of offered certificates will, in general, include mortgage loans. Each of those mortgage loans will constitute the obligation of one or more persons to repay a debt. The performance of that obligation will be secured by a first or junior lien on, or security interest in, the ownership, leasehold or other interest(s) of the related borrower or another person in or with respect to one or more commercial or multifamily real properties. In particular, those properties may include--

                                    o  rental or cooperatively-owned buildings
                                       with multiple dwelling units;

                                    o retail properties related to the sale of consumer goods and other products, or related to providing entertainment, recreational or personal services, to the general public;

                                    o  office buildings;

                                    o  hospitality properties;

                                    o  casino properties;

                                    o  health care-related facilities;

                                    o  industrial facilities;

                                    o  warehouse facilities, mini-warehouse
                                       facilities and self-storage facilities;

                                    o  restaurants, taverns and other
                                       establishments involved in the food and
                                       beverage industry;

                                    o manufactured housing communities, mobile home parks and recreational vehicle parks;

                                    o  recreational and resort properties;

                                    o  arenas and stadiums;

                                    o  churches and other religious facilities;

                                    o  parking lots and garages;

                                    o  mixed use properties;

                                    o  other income-producing properties; and/or

                                    o  unimproved land.

                                    The mortgage loans underlying a series of offered certificates may have a variety of payment terms. For example, any of those mortgage loans--

                                    o  may provide for the accrual of interest
                                       at a mortgage interest rate that is fixed over its term, that resets on one or more specified dates or that otherwise adjusts from time to time;

                                    o  may provide for the accrual of interest
                                       at a mortgage interest rate that may be
                                       converted at the borrower's election from an adjustable to a fixed interest rate or from a fixed to an adjustable interest rate;

                                    o  may provide for no accrual of interest;

                                    o may provide for level payments to stated maturity, for payments that reset in amount on one or more specified dates or for payments that otherwise adjust from time to time to accommodate changes in the mortgage interest rate or to reflect the occurrence of specified events;

                                    o  may be fully amortizing or,
                                       alternatively, may be partially
                                       amortizing or nonamortizing, with a
                                       substantial payment of principal due on
                                       its stated maturity date;

                                    o  may permit the negative amortization or
                                       deferral of accrued interest;

                                    o  may prohibit some or all voluntary
                                       prepayments or require payment of a
                                       premium, fee or charge in connection with those prepayments;

                                    o may permit defeasance and the release of real property collateral in connection with that defeasance;

                                    o  may provide for payments of principal,
                                       interest or both, on due dates that occur monthly, bi-monthly, quarterly, semi-annually, annually or at some other interval; and/or

                                    o  may have two or more component parts,
                                       each having characteristics that are
                                       otherwise described in this prospectus as being attributable to separate and distinct mortgage loans.

                                    Most, if not all, of the mortgage loans
                                    underlying a series of offered certificates will be secured by liens on real properties located in the United States, its territories and possessions. However, some of those mortgage loans may be secured by liens on real properties located outside the United States, its territories and possessions, provided that foreign mortgage loans do not represent more than 10% of the related mortgage asset pool, by balance.

                                    We do not originate mortgage loans. However, some or all of the mortgage loans included in one of our trusts may be originated by our affiliates.

                                    Neither we nor any of our affiliates will guarantee or insure repayment of any of the mortgage loans underlying a series of offered certificates. Unless we expressly state otherwise in the related prospectus supplement, no governmental agency or instrumentality will guarantee or insure repayment of any of the mortgage loans underlying a series of offered certificates. See "Description of the Trust
                                    Assets--Mortgage Loans."

                                    The trust assets with respect to any series of offered certificates may also include mortgage participations, mortgage pass-through certificates, collateralized mortgage obligations and other mortgage-backed securities, that evidence an interest in, or are secured by a pledge of, one or more mortgage loans of the type described above. We will not include a mortgage-backed security among the trust assets with respect to any series of offered certificates unless--

                                    o  the security has been registered under
                                       the Securities Act of 1933, as amended;
                                       or

                                    o  we would be free to publicly resell the
                                       security without registration.

                                    See "Description of the Trust
                                    Assets--Mortgage-Backed Securities."

                                    We will describe the specific
                                    characteristics of the mortgage assets
                                    underlying a series of offered certificates in the related prospectus supplement.

                                    In general, the total outstanding principal balance of the mortgage assets transferred by us to any particular trust will equal or exceed the initial total outstanding principal balance of the related series of certificates. In the event that the total outstanding principal balance of the related mortgage assets initially delivered by us to the related trustee is less than the initial total outstanding principal balance of any series of certificates, we may deposit or arrange for the deposit of cash or liquid investments on an interim basis with the related trustee to cover the shortfall. For 90 days following the date of initial issuance of that series of certificates, we will be entitled to obtain a release of the deposited cash or investments if we deliver or arrange for delivery of a corresponding amount of mortgage assets. If we fail, however, to deliver mortgage assets sufficient to make up the entire shortfall, any of the cash or, following liquidation, investments remaining on deposit with the related trustee will be used by the related trustee to pay down the total principal balance of the related series of certificates, as described in the related prospectus supplement.

Substitution, Acquisition and
Removal of Mortgage Assets ......   If so specified in the related prospectus
                                    supplement, we or another specified person or entity may be permitted, at our or its option, but subject to the conditions specified in that prospectus supplement, to acquire from the related trust particular mortgage assets underlying a series of certificates in exchange for--

                                    o  cash that would be applied to pay down
                                       the principal balances of certificates of that series; and/or

                                    o  other mortgage loans or mortgage-backed
                                       securities that--

                                       1. conform to the description of mortgage
                                          assets in this prospectus; and

                                       2. satisfy the criteria set forth in the
                                          related prospectus supplement.

                                    In addition, if so specified in the related prospectus supplement, the related trustee may be authorized or required, to apply collections on the mortgage assets underlying a series of offered certificates to acquire new mortgage loans or mortgage-backed securities that--

                                    o  conform to the description of mortgage
                                       assets in this prospectus; and

                                    o  satisfy the criteria set forth in the
                                       related prospectus supplement.

                                    No replacement of mortgage assets or
                                    acquisition of new mortgage assets will be permitted if it would result in a qualification, downgrade or withdrawal of the then-current rating assigned by any rating agency to any class of affected offered certificates.

Characteristics of the Offered
Certificates ....................   An offered certificate may entitle the
                                    holder to receive--

                                    o  a stated principal amount;

                                    o  interest on a principal balance or
                                       notional amount, at a fixed, variable or adjustable pass-through rate;

                                    o specified, fixed or variable portions of the interest, principal or other amounts received on the related mortgage assets;

                                    o  payments of principal, with
                                       disproportionate, nominal or no payments of interest;

                                    o  payments of interest, with
                                       disproportionate, nominal or no payments of principal;

                                    o  payments of interest or principal that
                                       commence only as of a specified date or
                                       only after the occurrence of specified
                                       events, such as the payment in full of
                                       the interest and principal outstanding on one or more other classes of certificates of the same series;

                                    o  payments of principal to be made, from
                                       time to time or for designated periods,
                                       at a rate that is--

                                       1. faster and, in some cases,
                                          substantially faster, or

                                       2. slower and, in some cases,
                                          substantially slower,

                                       than the rate at which payments or other collections of principal are received on the related mortgage assets;

                                    o payments of principal to be made, subject to available funds, based on a specified principal payment schedule or other methodology; or

                                    o payments of all or part of the prepayment or repayment premiums, fees and charges, equity participations payments or other similar items received on the related mortgage assets.

                                    Any class of offered certificates may be senior or subordinate to one or more other classes of certificates of the same series, including a non-offered class of certificates of that series, for purposes of some or all payments and/or allocations of losses.

                                    A class of offered certificates may have two or more component parts, each having characteristics that are otherwise described in this prospectus as being attributable to separate and distinct classes.

                                    We will describe the specific
                                    characteristics of each class of offered certificates in the related prospectus supplement. See "Description of the Certificates."

Credit Support and
Reinvestment, Interest Rate
and Currency Related
Protection for the Offered
Certificates ....................   Some classes of offered certificates may be
                                    protected in full or in part against
                                    defaults and losses, or select types of
                                    defaults and losses, on the related mortgage assets through the subordination of one or more other classes of certificates of the same series or by other types of credit support. The other types of credit support may include a letter of credit, a surety bond, an insurance policy, a guarantee, a credit derivative or a reserve fund. We will describe the credit support, if any, for each class of offered certificates in the related prospectus supplement.

                                    The trust assets with respect to any series of offered certificates may also include any of the following agreements--

                                    o  guaranteed investment contracts in
                                       accordance with which moneys held in the funds and accounts established with respect to those offered certificates will be invested at a specified rate;

                                    o  interest rate exchange agreements,
                                       interest rate cap or floor agreements, or other agreements and arrangements designed to reduce the effects of interest rate fluctuations on the related mortgage assets or on one or more classes of those offered certificates; or

                                    o  currency exchange agreements or other
                                       agreements and arrangements designed to
                                       reduce the effects of currency exchange
                                       rate fluctuations with respect to the
                                       related mortgage assets and one or more
                                       classes of those offered certificates.

                                    We will describe the types of reinvestment, interest rate and currency related protection, if any, for each class of offered certificates in the related prospectus supplement.

                                    See "Risk Factors," "Description of the
                                    Trust Assets" and "Description of Credit
                                    Support."

Advances with Respect to the
Mortgage Assets .................   If the trust assets for a series of offered
                                    certificates include mortgage loans, then, as and to the extent described in the related prospectus supplement, the related master servicer, the related special servicer, the related trustee, any related provider of credit support and/or any other specified person may be obligated to make, or may have the option of making, advances with respect to those mortgage loans to cover--

                                    o  delinquent scheduled payments of
                                       principal and/or interest, other than
                                       balloon payments;

                                    o  property protection expenses;

                                    o  other servicing expenses; or

                                    o any other items specified in the related prospectus supplement.

                                    Any party making advances will be entitled to reimbursement from subsequent recoveries on the related mortgage loan and as otherwise described in this prospectus or the related prospectus supplement. That party may also be entitled to receive interest on its advances for a specified period. See "Description of the Certificates--Advances."

                                    If the trust assets for a series of offered certificates include mortgage-backed securities, we will describe in the related prospectus supplement any comparable advancing obligations with respect to those mortgage-backed securities or the underlying mortgage loans.

Optional Termination ............   We will describe in the related prospectus
                                    supplement any circumstances in which a
                                    specified party is permitted or obligated to purchase or sell any of the mortgage assets underlying a series of offered certificates.
                                    In particular, a master servicer, special servicer or other designated party may be permitted or obligated to purchase or sell--

                                    o all the mortgage assets in any particular trust, thereby resulting in a termination of the trust; or

                                    o  that portion of the mortgage assets in
                                       any particular trust as is necessary or
                                       sufficient to retire one or more classes of offered certificates of the related series.

                                    See "Description of the
                                    Certificates--Termination."

Certain Federal Income Tax
Consequences ....................   Any class of offered certificates will
                                    constitute or evidence ownership of--

                                    o  regular interests or residual interests
                                       in a real estate mortgage investment
                                       conduit under Sections 860A through 860G of the Internal Revenue Code of 1986; or

                                    o  interests in a grantor trust under
                                       subpart E of Part I of subchapter J of
                                       the Internal Revenue Code of 1986.

                                    See "Federal Income Tax Consequences."

Certain ERISA Considerations ....   If you are a fiduciary of a retirement plan
                                    or other employee benefit plan or
                                    arrangement, you should review with your legal advisor whether the purchase or holding of offered certificates could give rise to a transaction that is prohibited or is not otherwise permissible under applicable law. See "ERISA Considerations."

Legal Investment ................   If your investment activities are subject to
                                    legal investment laws and regulations,
                                    regulatory capital requirements, or review by regulatory authorities, then you may be subject to restrictions on investment in the offered certificates. You should consult your own legal advisors for assistance in determining the suitability of and consequences to you of the purchase, ownership and sale of the offered certificates. See "Legal Investment."

                                  RISK FACTORS

      You should consider the following factors, as well as the factors set forth under "Risk Factors" in the related prospectus supplement, in deciding whether to purchase any offered certificates.

Limited Liquidity of Your Certificates May Have An Adverse Impact on Your Ability To Sell Your Offered Certificates

      The offered certificates may have limited or no liquidity. We cannot assure you that a secondary market for your offered certificates will develop. There will be no obligation on the part of anyone to establish a secondary market. Even if a secondary market does develop for your offered certificates, it may provide you with less liquidity than you anticipated and it may not continue for the life of your offered certificates.

      We will describe in the related prospectus supplement the information that will be available to you with respect to your offered certificates. The limited nature of the information may adversely affect the liquidity of your offered certificates.

      We do not currently intend to list the offered certificates on any national securities exchange or the NASDAQ stock market.

      Lack of liquidity will impair your ability to sell your offered certificates and may prevent you from doing so at a time when you may want or need to. Lack of liquidity could adversely affect the market value of your offered certificates. We do not expect that you will have any redemption rights with respect to your offered certificates.

      If you decide to sell your offered certificates, you may have to sell them at a discount from the price you paid for reasons unrelated to the performance of your offered certificates or the related mortgage assets. Pricing information regarding your offered certificates may not be generally available on an ongoing basis.

The Market Value of Your Certificates Will Be Sensitive to Factors Unrelated to the Performance of Your Certificates and the Underlying Mortgage Assets.

      The market value of your certificates can decline even if those certificates and the underlying mortgage assets are performing at or above your expectations.

      The market value of your certificates will be sensitive to fluctuations in current interest rates. However, a change in the market value of your certificates as a result of an upward or downward movement in current interest rates may not equal the change in the market value of your certificates as a result of an equal but opposite movement in interest rates.

      The market value of your certificates will also be influenced by the supply of and demand for commercial mortgage-backed securities generally. The supply of commercial mortgage-backed securities will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in portfolio, that are available for securitization. A number of factors will affect investors' demand for commercial mortgage-backed securities, including--

      o the availability of alternative investments that offer high yields or are perceived as being a better credit risk, having a less volatile market value or being more liquid;

      o legal and other restrictions that prohibit a particular entity from investing in commercial mortgage-backed securities or limit the amount or types of commercial mortgage-backed securities that it may acquire;

      o investors' perceptions regarding the commercial and multifamily real estate markets which may be adversely affected by, among other things, a decline in real estate values or an increase in defaults and foreclosures on mortgage loans secured by income-producing properties; and

      o investors' perceptions regarding the capital markets in general, which may be adversely affected by political, social and economic events completely unrelated to the commercial and multifamily real estate markets.

      If you decide to sell your certificates, you may have to sell at discount from the price you paid for reasons unrelated to the performance of your certificates or the related mortgage assets. Pricing information regarding your certificates may not be generally available on an ongoing basis.

Limited Assets of Each Trust May Adversely Impact Your Ability To Recover Your Investment in the Event of Loss on the Underlying Mortgage Assets

      The offered certificates do not represent obligations of any person or entity and do not represent a claim against any assets other than those of the related trust. Unless the related prospectus supplement states otherwise, no governmental agency or instrumentality will guarantee or insure payment on the offered certificates. In addition, neither we nor our affiliates are responsible for making payments on the offered certificates if collections on the related trust assets are insufficient. If the related trust assets are insufficient to make payments on your offered certificates, no other assets will be available to you for payment of the deficiency, and you will bear the resulting loss. Any advances made by a master servicer or other party with respect to the mortgage assets underlying your offered certificates are intended solely to provide liquidity and not credit support. The party making those advances will have a right to reimbursement, probably with interest, which is senior to your right to receive payment on your offered certificates.

Prepayment Considerations; Variability in Average Life of Offered Certificates; Special Yield Considerations

      The Terms of the Underlying Mortgage Loans Will Affect Payments on Your Offered Certificates. Each of the mortgage loans underlying the offered certificates will specify the terms on which the related borrower must repay the outstanding principal amount of the loan. The rate, timing and amount of scheduled payments of principal may vary, and may vary significantly, from mortgage loan to mortgage loan. The rate at which the underlying mortgage loans amortize will directly affect the rate at which the principal balance or notional amount of your offered certificates is paid down or otherwise reduced.

      In addition, any mortgage loan underlying the offered certificates may permit the related borrower during some or all of the loan term to prepay the loan. In general, a borrower will be more likely to prepay its mortgage loan when it has an economic incentive to do so, such as obtaining a larger loan on the same underlying real property or a lower or otherwise more advantageous interest rate through refinancing. If a mortgage loan includes some form of prepayment restriction, the likelihood of prepayment should decline. These restrictions may include--

      o an absolute or partial prohibition against voluntary prepayments during some or all of the loan term; or

      o a requirement that voluntary prepayments be accompanied by some form of prepayment premium, fee or charge during some or all of the loan term.

In many cases, however, there will be no restriction associated with the application of insurance proceeds or condemnation proceeds as a prepayment of principal.

      The Terms of the Underlying Mortgage Loans Do Not Provide Absolute Certainty as Regards the Rate, Timing and Amount of Payments on Your Offered Certificates. Notwithstanding the terms of the mortgage loans backing your offered certificates, the amount, rate and timing of payments and other collections on those mortgage loans will, to some degree, be unpredictable because of borrower defaults and because of casualties and condemnations with respect to the underlying real properties.

      The investment performance of your offered certificates may vary materially and adversely from your expectations due to--

      o the rate of prepayments and other unscheduled collections of principal on the underlying mortgage loans being faster or slower than you anticipated; or

      o the rate of defaults on the underlying mortgage loans being faster, or the severity of losses on the underlying mortgage loans being greater, than you anticipated.

      The actual yield to you, as a holder of an offered certificate, may not equal the yield you anticipated at the time of your purchase, and the total return on investment that you expected may not be realized. In deciding whether to purchase any offered certificates, you should make an independent decision as to the appropriate prepayment, default and loss assumptions to be used. If the trust assets underlying your offered certificates include mortgage-backed securities, the terms of those securities may lessen or increase the effects to you that may result from prepayments, defaults and losses on the mortgage loans that ultimately back those securities.

      Prepayments on the Underlying Mortgage Loans Will Affect the Average Life of Your Offered Certificates; and the Rate and Timing of those Prepayments May Be Highly Unpredictable. Payments of principal and/or interest on your offered certificates will depend upon, among other things, the rate and timing of payments on the related mortgage assets. Prepayments on the underlying mortgage loans may result in a faster rate of principal payments on your offered certificates, thereby resulting in a shorter average life for your offered certificates than if those prepayments had not occurred. The rate and timing of principal prepayments on pools of mortgage loans varies among pools and is influenced by a variety of economic, demographic, geographic, social, tax and legal factors. Accordingly, neither you nor we can predict the rate and timing of principal prepayments on the mortgage loans underlying your offered certificates. As a result, repayment of your offered certificates could occur significantly earlier or later, and the average life of your offered certificates could be significantly shorter or longer, than you expected.

      The extent to which prepayments on the underlying mortgage loans ultimately affect the average life of your offered certificates depends on the terms and provisions of your offered certificates. A class of offered certificates may entitle the holders to a pro rata share of any prepayments on the underlying mortgage loans, to all or a disproportionately large share of those prepayments, or to none or a disproportionately small share of those prepayments. If you are entitled to a disproportionately large share of any prepayments on the underlying mortgage loans, your offered certificates may be retired at an earlier date. If, however, you are only entitled to a small share of the prepayments on the underlying mortgage loans, the average life of your offered certificates may be extended. Your entitlement to receive payments, including prepayments, of principal of the underlying mortgage loans may--

      o vary based on the occurrence of specified events, such as the retirement of one or more other classes of certificates of the same series; or

      o be subject to various contingencies, such as prepayment and default rates with respect to the underlying mortgage loans.

      We will describe the terms and provisions of your offered certificates more fully in the related prospectus supplement.

      Certificates Purchased at a Premium or a Discount Will Be Sensitive to the Rate of Principal Payment. A series of certificates may include one or more classes of offered certificates offered at a premium or discount. Yields on those classes of certificates will be sensitive, and in some cases extremely sensitive, to prepayments on the underlying mortgage loans. Where the amount of interest payable with respect to a class is disproportionately large, as compared to the amount of principal, as with certain classes of interest-only certificates, you might fail to recover your original investment under some prepayment scenarios. The extent to which the yield to maturity of any class of offered certificates may vary from the anticipated yield will depend upon the degree to which they are purchased at a discount or premium and the amount and timing of distributions on those certificates. You should consider, in the case of any offered certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the mortgage loans could result in an actual yield that is lower than the anticipated yield and, in the case of any offered certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments could result in an actual yield that is lower than the anticipated yield.

The Nature of Ratings Are Limited and Will Not Guarantee that You Will Receive Any Projected Return on Your Offered Certificates

      Any rating assigned to a class of offered certificates by a rating agency will only reflect its assessment of the probability that you will receive payments to which you are entitled. This rating will not constitute an assessment of the probability--

      o that principal prepayments on the related mortgage loans will be made;

      o of the degree to which the rate of prepayments might differ from the rate of prepayments that was originally anticipated; or

      o of the likelihood of early optional termination of the related trust fund.

      Furthermore, the rating will not address the possibility that prepayment of the related mortgage loans at a higher or lower rate than you anticipated may cause you to experience a lower than anticipated yield or that if you purchase a certificate at a significant premium you might fail to recover your initial investment under certain prepayment scenarios.

      The amount, type and nature of credit support, if any, provided with respect to a series of certificates will be determined on the basis of criteria established by each rating agency rating classes of the certificates of that series. These criteria are sometimes based upon analysis of the behavior of mortgage loans in a larger group. However, we cannot assure you that the historical data supporting that analysis will accurately reflect future experience, or that the data derived from a large pool of mortgage loans will accurately predict the delinquency, foreclosure or loss experience of any particular pool of mortgage loans. In other cases, the criteria may be based upon determinations of the values of the mortgaged properties that provide security for the mortgage loans in the related trust fund. However, we cannot assure you that those values will not decline in the future.

Risks Associated with Commercial or Multifamily Mortgage Loans

      Many of the Mortgage Loans Underlying Your Offered Certificates Will be Nonrecourse. You should consider all of the mortgage loans underlying your offered certificates to be nonrecourse loans. This means that, in the event of a default, recourse will be limited to the related real property or properties securing the defaulted mortgage loan. In those cases where recourse to a borrower or guarantor is permitted by the loan documents, we generally will not undertake any evaluation of the financial condition of that borrower or guarantor. Consequently, full and timely payment on each mortgage loan underlying your offered certificates will depend on one or more of the following--

      o the sufficiency of the net operating income of the applicable real property;

      o the market value of the applicable real property at or prior to maturity; and

      o the ability of the related borrower to refinance or sell the applicable real property.

      In general, the value of a multifamily or commercial property will depend on its ability to generate net operating income. The ability of an owner to finance a multifamily or commercial property will depend, in large part, on the property's value and ability to generate net operating income.

      Unless we state otherwise in the related prospectus supplement, none of the mortgage loans underlying your offered certificates will be insured or guaranteed by any governmental entity or private mortgage insurer.

      The risks associated with lending on multifamily and commercial properties are inherently different from those associated with lending on the security of single-family residential properties. This is because multifamily rental and commercial real estate lending involves larger loans and, as described above, repayment is dependent upon the successful operation and value of the related real estate project.

      Many Risk Factors are Common to Most or All Multifamily and Commercial Properties. The following factors, among others, will affect the ability of a multifamily or commercial property to generate net operating income and, accordingly, its value--

      o     the age, design and construction quality of the property;

      o perceptions regarding the safety, convenience and attractiveness of the property;

      o the characteristics of the neighborhood where the property is located;

      o     the proximity and attractiveness of competing properties;

      o     the existence and construction of competing properties;

      o     the adequacy of the property's management and maintenance;

      o national, regional or local economic conditions, including plant closings, industry slowdowns and unemployment rates;

      o local real estate conditions, including an increase in or oversupply of comparable commercial or residential space;

      o     demographic factors;

      o     customer tastes and preferences;

      o     retroactive changes in building codes; and

      o changes in governmental rules, regulations and fiscal policies, including environmental legislation.

      Particular factors that may adversely affect the ability of a multifamily or commercial property to generate net operating income include--

      o an increase in interest rates, real estate taxes and other operating expenses;

      o an increase in the capital expenditures needed to maintain the property or make improvements;

      o a decline in the financial condition of a major tenant and, in particular, a sole tenant or anchor tenant;

      o     an increase in vacancy rates;

      o     a decline in rental rates as leases are renewed or replaced; and

      o natural disasters and civil disturbances such as earthquakes, hurricanes, floods, eruptions or riots.

      The volatility of net operating income generated by a multifamily or commercial property over time will be influenced by many of the foregoing factors, as well as by--

      o     the length of tenant leases;

      o     the creditworthiness of tenants;

      o     the rental rates at which leases are renewed or replaced;

      o     the percentage of total property expenses in relation to revenue;

      o the ratio of fixed operating expenses to those that vary with revenues; and

      o the level of capital expenditures required to maintain the property and to maintain or replace tenants.

      Therefore, commercial and multifamily properties with short-term or less creditworthy sources of revenue and/or relatively high operating costs, such as those operated as hospitality and self-storage properties, can be expected to have more volatile cash flows than commercial and multifamily properties with medium- to long-term leases from creditworthy tenants and/or relatively low operating costs. A decline in the real estate market will tend to have a more immediate effect on the net operating income of commercial and multifamily properties with short-term revenue sources and may lead to higher rates of delinquency or defaults on the mortgage loans secured by those properties.

      The Successful Operation of a Multifamily or Commercial Property Depends on Tenants. Generally, multifamily and commercial properties are subject to leases. The owner of a multifamily or commercial property typically uses lease or rental payments for the following purposes--

      o to pay for maintenance and other operating expenses associated with the property;

      o to fund repairs, replacements and capital improvements at the property; and

      o to service mortgage loans secured by, and any other debt obligations associated with operating, the property.

      Factors that may adversely affect the ability of a multifamily or commercial property to generate net operating income from lease and rental payments include--

      o an increase in vacancy rates, which may result from tenants deciding not to renew an existing lease or discontinuing operations;

      o     an increase in tenant payment defaults;

      o a decline in rental rates as leases are entered into, renewed or extended at lower rates;

      o an increase in the capital expenditures needed to maintain the property or to make improvements; and

      o     a decline in the financial condition of a major or sole tenant.

      Various factors that will affect the operation and value of a commercial property include--

      o     the business operated by the tenants;

      o     the creditworthiness of the tenants; and

      o     the number of tenants.

      Dependence on a Single Tenant or a Small Number of Tenants Makes a Property Riskier Collateral. In those cases where an income-producing property is leased to a single tenant or is primarily leased to one or a small number of major tenants, a deterioration in the financial condition or a change in the plan of operations of any of those tenants can have particularly significant effects on the net operating income generated by the property. If any of those tenants defaults under or fails to renew its lease, the resulting adverse financial effect on the operation of the property will be substantially more severe than would be the case with respect to a property occupied by a large number of less significant tenants.

      An income-producing property operated for retail, office or industrial purposes also may be adversely affected by a decline in a particular business or industry if a concentration of tenants at the property is engaged in that business or industry.

      Tenant Bankruptcy Adversely Affects Property Performance. The bankruptcy or insolvency of a major tenant, or a number of smaller tenants, at a commercial property may adversely affect the income produced by the property. Under the U.S. Bankruptcy Code, a tenant has the option of assuming or rejecting any unexpired lease. If the tenant rejects the lease, the landlord's claim for breach of the lease would be a general unsecured claim against the tenant unless there is collateral securing the claim. The claim would be limited to--

      o the unpaid rent reserved under the lease for the periods prior to the bankruptcy petition or any earlier surrender of the leased premises; plus

      o an amount, not to exceed three years' rent, equal to the greater of one year's rent and 15% of the remaining reserved rent.

      The Success of an Income-Producing Property Depends on Reletting Vacant Spaces. The operations at an income-producing property will be adversely affected if the owner or property manager is unable to renew leases or relet space on comparable terms when existing leases expire and/or become defaulted. Even if vacated space is successfully relet, the costs associated with reletting, including tenant improvements and leasing commissions in the case of income-producing properties operated for retail, office or industrial purposes, can be substantial and could reduce cash flow from the income-producing properties. Moreover, if a tenant at a income-producing property defaults in its lease obligations, the landlord may incur substantial costs and experience significant delays associated with enforcing its rights and protecting its investment, including costs incurred in renovating and reletting the property.

      If an income-producing property has multiple tenants, re-leasing expenditures may be more frequent than in the case of a property with fewer tenants, thereby reducing the cash flow generated by the multi-tenanted property. Multi-tenanted properties may also experience higher continuing vacancy rates and greater volatility in rental income and expenses.

      Property Value May Be Adversely Affected even when Current Operating Income Is Not. Various factors may affect the value of multifamily and commercial properties without affecting their current net operating income, including---

      o     changes in interest rates;

      o     the availability of refinancing sources;

      o     changes in governmental regulations, licensing or fiscal policy;

      o     changes in zoning or tax laws; and

      o     potential environmental or other legal liabilities.

      Property Management May Affect Property Operations and Value. The operation of an income-producing property will depend upon the property manager's performance and viability. The property manager generally is responsible for--

      o     responding to changes in the local market;

      o planning and implementing the rental structure, including staggering durations of leases and establishing levels of rent payments;

      o     operating the property and providing building services;

      o     managing operating expenses; and

      o ensuring that maintenance and capital improvements are carried out in a timely fashion.

      Income-producing properties that derive revenues primarily from short-term rental commitments, such as hospitality or self-storage properties, generally require more intensive management than properties leased to tenants under long-term leases.

      By controlling costs, providing appropriate and efficient services to tenants and maintaining improvements in good condition, a property manager can--

      o     maintain or improve occupancy rates, business and cash flow;

      o     reduce operating and repair costs; and

      o     preserve building value.

On the other hand, management errors can, in some cases, impair the long term viability of an income-producing property.

      Maintaining a Property in Good Condition May Be Costly. The owner may be required to expend a substantial amount to maintain, renovate or refurbish a commercial or multifamily property. Failure to do so may materially impair the property's ability to generate cash flow. The effects of poor construction quality will increase over time in the form of increased maintenance and capital improvements. Even superior construction will deteriorate over time if management does not schedule and perform adequate maintenance in a timely fashion. There can be no assurance that an income-producing property will generate sufficient cash flow to cover the increased costs of maintenance and capital improvements in addition to paying debt service on the mortgage loan(s) that may encumber that property.

      Competition Will Adversely Affect the Profitability and Value of an Income-Producing Property. Some income-producing properties are located in highly competitive areas. Comparable income-producing properties located in the same area compete on the basis of a number of factors including--

      o     rental rates;

      o     location;

      o     type of business or services and amenities offered; and

      o     nature and condition of the particular property.

      The profitability and value of an income-producing property may be adversely affected by a comparable property that--

      o     offers lower rents;

      o     has lower operating costs;

      o     offers a more favorable location; or

      o     offers better facilities.

      Costs of renovating, refurbishing or expanding an income-producing property in order to remain competitive can be substantial.

      Various Types of Income-Producing Properties May Present Special Risks. The relative importance of any factor affecting the value or operation of an income-producing property will depend on the type and use of the property. In addition, the type and use of a particular income-producing property may present special risks. For example--

      o Health care-related facilities and casinos are subject to significant governmental regulation of the ownership, operation, maintenance and/or financing of those properties;

      o Multifamily rental properties, manufactured housing communities and mobile home parks may be subject to rent control or rent stabilization laws and laws governing landlord/tenant relationships;

      o Hospitality and restaurant properties are often operated under franchise, management or operating agreements, which may be terminable by the franchisor or operator. Moreover, the transferability of a hotel's or restaurant's operating, liquor and other licenses upon a transfer of the hotel or restaurant is subject to local law requirements;

      o Depending on their location, recreational and resort properties, properties that provide entertainment services, hospitality properties, restaurants and taverns, mini-warehouses and self-storage facilities tend to be adversely affected more quickly by a general economic downturn than other types of commercial properties;

      o Marinas will be affected by various statutes and government regulations that govern the use of, and construction on, rivers, lakes and other waterways;

      o Some recreational and hospitality properties may have seasonal fluctuations and/or may be adversely affected by prolonged unfavorable weather conditions;

      o Churches and other religious facilities may be highly dependent on donations which are likely to decline as economic conditions decline; and

      o Properties used as gas stations, automotive sales and service centers, dry cleaners, warehouses and industrial facilities may be more likely to have environmental issues.

      Additionally, many types of commercial properties are not readily convertible to alternative uses if the original use is not successful or may require significant capital expenditures to effect any conversion to an alternative use. For example, a mortgaged real property may not be readily convertible due to restrictive covenants related to the property. In addition, converting commercial properties to alternate uses generally requires substantial capital expenditures. As a result, the liquidation value of any of those types of property would be substantially less than would otherwise be the case. See "Description of the Trust Assets--Mortgage Loans--Various Types of Multifamily and Commercial Properties May Secure Mortgage Loans Underlying a Series of Offered Certificates."

      Borrowers May Be Unable to Make Balloon Payments. Any of the mortgage loans underlying your offered certificates may be nonamortizing or only partially amortizing. The borrower under a mortgage loan of that type is required to make substantial payments of principal and interest, which are commonly called balloon payments, on the maturity date of the loan. The ability of the borrower to make a balloon payment depends upon the borrower's ability to refinance or sell the real property securing the loan. The ability of the borrower to refinance or sell the property will be affected by a number of factors, including--

      o     the fair market value and condition of the underlying real property;

      o     the level of interest rates;

      o     the borrower's equity in the underlying real property;

      o     the borrower's financial condition;

      o     the operating history of the underlying real property;

      o     changes in zoning and tax laws;

      o     changes in competition in the relevant area;

      o     changes in rental rates in the relevant area;

      o     changes in governmental regulation and fiscal policy;

      o     prevailing general and regional economic conditions;

      o     the state of the fixed income and mortgage markets; and

      o the availability of credit for multifamily rental or commercial properties.

      Neither we nor any of our affiliates will be obligated to refinance any mortgage loan underlying your offered certificates.

      The related master servicer or special servicer may, within prescribed limits, extend and modify mortgage loans underlying your offered certificates that are in default or as to which a payment default is imminent in order to maximize recoveries on the defaulted loans. The related master servicer or special servicer is only required to determine that any extension or modification is reasonably likely to produce a greater recovery than a liquidation of the real property securing the defaulted loan. There is a risk that the decision of the master servicer or special servicer to extend or modify a mortgage loan may not in fact produce a greater recovery.

Borrower Concentration Within a Trust Exposes Investors to Greater Risk of Default and Loss

      A particular borrower or group of related borrowers may be associated with multiple real properties securing the mortgage loans underlying a series of offered certificates. The bankruptcy or insolvency of, or other financial problems with respect to, that borrower or group of borrowers could have an adverse effect on the operation of all of the related real properties and on the ability of those properties to produce sufficient cash flow to make required payments on the related mortgage loans. For example, if a borrower or group of related borrowers that owns or controls several real properties experiences financial difficulty at one of those properties, it could defer maintenance at another of those properties in order to satisfy current expenses with respect to the first property. That borrower or group of related borrowers could also attempt to avert foreclosure by filing a bankruptcy petition that might have the effect of interrupting debt service payments on all the related mortgage loans for an indefinite period. In addition, multiple real properties owned by the same borrower or related borrowers are likely to have common management. This would increase the risk that financial or other difficulties experienced by the property manager could have a greater impact on the owner of the related loans.

Loan Concentration Within a Trust Exposes Investors to Greater Risk of Default and Loss

      Any of the mortgage assets in one of our trusts may be substantially larger than the other assets in that trust. In general, the inclusion in a trust of one or more mortgage assets that have outstanding principal balances that are substantially larger than the other mortgage assets in the trust can result in losses that are more severe, relative to the size of the related mortgage asset pool, than would be the case if the aggregate balances of that pool were distributed more evenly.

Geographic Concentration Within a Trust Exposes Investors to Greater Risk of Default and Loss

      If a material concentration of mortgage loans underlying a series of offered certificates is secured by real properties in a particular locale, state or region, then the holders of those certificates will have a greater exposure to--

      o any adverse economic developments that occur in the locale, state or region where the properties are located;

      o     changes in the real estate market where the properties are located;

      o changes in governmental rules and fiscal policies in the governmental jurisdiction where the properties are located; and

      o acts of nature, including floods, tornadoes and earthquakes, in the areas where properties are located.

Changes in Pool Composition Will Change the Nature of Your Investment

      The mortgage loans underlying any series of offered certificates will amortize at different rates and mature on different dates. In addition, some of those mortgage loans may be prepaid or liquidated. As a result, the relative composition of the related mortgage asset pool will change over time.

      If you purchase certificates with a pass-through rate that is equal to or calculated based upon a weighted average of interest rates on the underlying mortgage loans, your pass-through rate will be affected, and may decline, as the relative composition of the mortgage pool changes.

      In addition, as payments and other collections of principal are received with respect to the underlying mortgage loans, the remaining mortgage pool backing your certificates may exhibit an increased concentration with respect to property type, number and affiliation of borrowers and geographic location.

Adjustable Rate Mortgage Loans May Entail Greater Risks of Default to Lenders than Fixed Rate Mortgage Loans

      Some or all of the mortgage loans underlying a series of offered certificates may provide for adjustments to their respective mortgage interest rates and corresponding adjustments to their respective periodic debt service payments. As the periodic debt service payment for any of those mortgage loans increases, the likelihood that cash flow from the underlying real property will be insufficient to make that periodic debt service payment and pay operating expenses also increases.

Subordinate Debt Increases the Likelihood that a Borrower Will Default on a Mortgage Loan Backing Your Certificates

      Certain mortgage loans included in one of our trusts may either-

      o prohibit the related borrower from encumbering the related real property with additional secured debt, or

      o require the consent of the holder of the mortgage loan prior to so encumbering the related real property.

      However, a violation of this prohibition may not become evident until the affected mortgage loan otherwise defaults, and a lender, such as one of our trusts, may not realistically be able to prevent a borrower from incurring subordinate debt.

      The existence of any secured subordinated indebtedness increases the difficulty of refinancing a mortgage loan at the loan's maturity. In addition, the related borrower may have difficulty repaying multiple loans. Moreover, the filing of a petition in bankruptcy by, or on behalf of, a junior lienholder may stay the senior lienholder from taking action to foreclose out the junior lien. See "Legal Aspects of Mortgage Loans--Subordinate Financing".

Junior Mortgage Loans May Underlie Your Offered Certificates and Will Cause Greater Risks of Loss than First Mortgage Loan

      To the extent specified in the related prospectus supplement, certain mortgage loans may be secured primarily by junior mortgages. In the case of liquidation, mortgage loans underlying the offered certificates are entitled to satisfaction from proceeds that remain from the sale of the related mortgaged property after the mortgage loans senior to those junior mortgage loans have been satisfied. If there are not sufficient funds to satisfy those junior mortgage loans and senior mortgage loans, the junior mortgage loan would suffer a loss and, accordingly, one or more classes of certificates would bear that loss. Therefore, any risks of deficiencies associated with first mortgage loans will be greater with respect to junior mortgage loans.

The Type of Mortgagor May Entail Risk

      Mortgage loans made to partnerships, corporations or other entities may entail risks of loss from delinquency and foreclosure that are greater than those of mortgage loans made to individuals. The mortgagor's sophistication and form of organization may increase the likelihood of protracted litigation or bankruptcy in default situations.

Credit Support is Limited and May Not Be Sufficient to Prevent Loss on Your Offered Certificates

      The prospectus supplement for a series of certificates will describe any credit support provided for that series. Any use of credit support will be subject to the conditions and limitations described in this prospectus and in the related prospectus supplement, and may not cover all potential losses or risks. For example, it may or may not cover fraud or negligence by a mortgage loan originator or other parties.

      A series of certificates may include one or more classes of subordinate certificates, if so provided in the related prospectus supplement. Although subordination is intended to reduce the risk to holders of senior certificates of delinquent distributions or ultimate losses, the amount of subordination will be limited and may decline under certain circumstances described in the related prospectus supplement. In addition, if principal payments on one or more classes of certificates of a series are made in a specified order or priority, any limits with respect to the aggregate amount of claims under any related credit support may be exhausted before the principal of the later paid classes of certificates of that series has been repaid in full. As a result, the impact of losses and shortfalls experienced with respect to the mortgage assets may fall primarily upon those subordinate classes of certificates. Moreover, if a form of credit support covers more than one series of certificates, holders of certificates of one series will be subject to the risk that the credit support will be exhausted by the claims of the holders of certificates of one or more other series.

      The amount of any applicable credit support for one or more classes of offered certificates, including the subordination of one or more other classes of certificates, will be determined on the basis of criteria established by each rating agency rating those classes of certificates. Such criteria will be based on a assumed level of defaults, delinquencies and losses on the underlying mortgage assets and certain other factors. However, we cannot assure you that the default, delinquency or loss experience on the related mortgage assets will not exceed the assumed levels. See "--The Nature of Ratings Are Limited and Will Not Guarantee that You Will Receive Any Projected Return on Your Offered Certificates" above and "Description of the Certificates" and "Description of Credit Support" in this prospectus.

The Enforceability of Some Provisions in the Mortgage Loans Underlying Your Offered Certificates May Be Challenged

      Cross-Collateralization Arrangements. It may be possible to challenge cross-collateralization arrangements involving more than one borrower as a fraudulent conveyance, even if the borrowers are related. If one of those borrowers were to become a debtor in a bankruptcy case, creditors of the bankrupt party or the representative of the bankruptcy estate of the bankrupt party could seek to have the bankruptcy court avoid any lien granted by the bankrupt party to secure repayment of another borrower's loan. In order to do so, the court would have to determine that--

      o     the bankrupt party--

            1.    was insolvent at the time of granting the lien,

            2.    was rendered insolvent by the granting of the lien,

            3.    was left with inadequate capital, or

            4.    was not able to pay its debts as they matured; and

      o the bankrupt party did not, when it allowed its property to be encumbered by a lien securing the other borrower's loan, receive fair consideration or reasonably equivalent value for pledging its property for the equal benefit of the other borrower.

If the court were to conclude that the granting of the lien was an avoidable fraudulent conveyance, it could nullify the lien or security instrument effecting the cross-collateralization. The court could also allow the bankrupt party to recover payments it made under the avoided cross-collateralization.

      Prepayment Premiums, Fees and Charges. Under the laws of a number of states, the enforceability of any mortgage loan provisions that require payment of a prepayment premium, fee or charge upon an involuntary prepayment, is unclear. If those provisions were unenforceable, borrowers would have an incentive to default in order to prepay their loans.

      Due-on-Sale and Debt Acceleration Clauses. Some or all of the mortgage loans included in one of our trusts may contain a due-on-sale clause, which permits the lender, with some exceptions, to accelerate the maturity of the mortgage loan upon the sale, transfer or conveyance of--

      o     the related real property; or

      o     a majority ownership interest in the related borrower.

      We anticipate that all of the mortgage loans included in one of our trusts will contain some form of debt-acceleration clause, which permits the lender to accelerate the debt upon specified monetary or non-monetary defaults by the related borrower.

      The courts of all states will enforce acceleration clauses in the event of a material payment default. The equity courts of any state, however, may refuse to allow the foreclosure of a mortgage, deed of trust or other security instrument or to permit the acceleration of the indebtedness if--

      o     the default is deemed to be immaterial;

      o     the exercise of those remedies would be inequitable or unjust; or

      o     the circumstances would render the acceleration unconscionable.

      Assignments of Leases. Some or all of the mortgage loans included in one of our trusts may be secured by, among other things, an assignment of leases and rents. Under that document, the related borrower will assign its right, title and interest as landlord under the leases on the related real property and the income derived from those leases to the lender as further security for the related mortgage loan, while retaining a license to collect rents for so long as there is no default. In the event the borrower defaults, the license terminates and the lender is entitled to collect rents. In some cases, those assignments may not be perfected as security interests prior to actual possession of the cash flow. Accordingly, state law may require that the lender take possession of the property and obtain a judicial appointment of a receiver before becoming entitled to collect the rents. In addition, the commencement of bankruptcy or similar proceedings by or with respect to the borrower will adversely affect the lender's ability to collect the rents. See "Legal Aspects of Mortgage Loans--Bankruptcy Laws."

      Defeasance. A mortgage loan underlying a series of offered certificates may permit the related borrower, during the periods specified and subject to the conditions set forth in the loan, to pledge to the holder of the mortgage loan a specified amount of direct, non-callable United States government securities and thereby obtain a release of the related mortgaged property. The cash amount which a borrower must expend to purchase, or must deliver to a master servicer in order for the master servicer to purchase, the required United States government securities may be in excess of the principal balance of the mortgage loan. A court could interpret that excess amount as a form of prepayment premium or could take it into account for usury purposes. In some states, some forms of prepayment premiums are unenforceable. If the payment of that excess amount were held to be unenforceable, the remaining portion of the cash amount to be delivered may be insufficient to purchase the requisite amount of United States government securities.

Changes in Zoning Laws May Adversely Affect the Use or Value of a Real Property

      Due to changes in zoning requirements since the construction thereof, an income-producing property may not comply with current zoning laws, including density, use, parking and set back requirements. Accordingly, the property may be a permitted non-conforming structure or the operation of the property may be a permitted non-conforming use. This means that the owner is not required to alter the property's structure or use to comply with the new law, but the owner may be limited in its ability to rebuild the premises "as is" in the event of a substantial casualty loss. This may adversely affect the cash flow available following the casualty. If a substantial casualty were to occur, insurance proceeds may not be sufficient to pay a mortgage loan secured by the property in full. In addition, if the property were repaired or restored in conformity with the current law, its value or revenue-producing potential may be less than that which existed before the casualty.

Compliance with the Americans with Disabilities Act of 1990 May Be Expensive

      Under the Americans with Disabilities Act of 1990, all public accommodations are required to meet certain federal requirements related to access and use by disabled persons. If a property does not currently comply with that Act, the owner of the non-conforming property may be required to incur significant costs in order to effect compliance with that Act. This will reduce the amount of cash flow available to cover other required maintenance and capital improvements and to pay debt service on the mortgage loan(s) that may encumber that property. There can be no assurance that the owner will have sufficient funds to cover the costs necessary to comply with that Act. In addition, noncompliance could result in the imposition of fines by the federal government or an award of damages to private litigants.

Litigation May Adversely Affect a Borrower's Ability to Repay its Mortgage Loan

      The owner of a multifamily or commercial property may be a defendant in a litigation arising out of, among other things, the following--

      o     breach of contract involving a tenant, a supplier or other party;

      o     negligence resulting in a personal injury; or

      o     responsibility for an environmental problem.

      Litigation will divert the owner's attention from operating its property. If the litigation were decided adversely to the owner, the award to the plaintiff may adversely affect the owner's ability to repay a mortgage loan secured by the property.

Special Hazard Losses May Cause You to Suffer Losses on Your Offered
Certificates

      In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of a property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in the related policy. Most insurance policies typically do not cover any physical damage resulting from, among other things--

      o     war;

      o     revolution;

      o     governmental actions;

      o     floods and other water-related causes;

      o     earth movement, including earthquakes, landslides and mudflows;

      o     wet or dry rot;

      o     vermin; and

      o     domestic animals.

      Unless the related mortgage loan documents specifically require the borrower to insure against physical damage arising from these causes, then the resulting losses may be borne by you as a holder of offered certificates.

Environmental Risks

      We cannot provide any assurance--

      o as to the degree of environmental testing conducted at any of the real properties securing the mortgage loans that back your offered certificates;

      o that the environmental testing conducted by or on behalf of the applicable originators or any other parties in connection with the origination of those mortgage loans or otherwise identified all adverse environmental conditions and risks at the related real properties;

      o that the results of the environmental testing were accurately evaluated in all cases;

      o that the related borrowers have implemented or will implement all operations and maintenance plans and other remedial actions recommended by any environmental consultant that may have conducted testing at the related real properties; or

      o that the recommended action will fully remediate or otherwise address all the identified adverse environmental conditions and risks.

      Environmental site assessments vary considerably in their content, quality and cost. Even when adhering to good professional practices, environmental consultants will sometimes not detect significant environmental problems because to do an exhaustive environmental assessment would be far too costly and time-consuming to be practical.

      In addition, the current environmental condition of a real property securing a mortgage loan underlying your offered certificates could be adversely affected by--

      o     tenants at the property, such as gasoline stations or dry cleaners;
            or

      o conditions or operations in the vicinity of the property, such as leaking underground storage tanks at another property nearby.

      Various environmental laws may make a current or previous owner or operator of real property liable for the costs of removal or remediation of hazardous or toxic substances on, under or adjacent to the property. Those laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of the hazardous or toxic substances. For example, there are laws that impose liability for release of asbestos containing materials into the air or require the removal or containment of the materials. The owner's liability for any required remediation generally is unlimited and could exceed the value of the property and/or the total assets of the owner. In addition, the presence of hazardous or toxic substances, or the failure to remediate the adverse environmental condition, may adversely affect the owner's or operator's ability to use the affected property. In some states, contamination of a property may give rise to a lien on the property to ensure the costs of cleanup. Depending on the state, this lien may have priority over the lien of an existing mortgage, deed of trust or other security instrument. In addition, third parties may seek recovery from owners or operators of real property for personal injury associated with exposure to hazardous substances, including asbestos and lead-based paint. Persons who arrange for the disposal or treatment of hazardous or toxic substances may be liable for the costs of removal or remediation of the substances at the disposal or treatment facility.

      The federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, as well as other federal and state laws, provide that a secured lender, such as one of our trusts, may be liable as an "owner" or "operator" of the real property, regardless of whether the borrower or a previous owner caused the environmental damage, if--

      o agents or employees of the lender are deemed to have participated in the management of the borrower; or

      o the lender actually takes possession of a borrower's property or control of its day-to-day operations, including through the appointment of a receiver or foreclosure.

      Although recently enacted legislation clarifies the activities in which a lender may engage without becoming subject to liability under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, and similar federal laws, that legislation has no applicability to state environmental laws. Moreover, future laws, ordinances or regulations could impose material environmental liability.

      Federal law requires owners of residential housing constructed prior to 1978 to disclose to potential residents or purchasers--

      o any condition on the property that causes exposure to lead-based paint; and

      o the potential hazards to pregnant women and young children, including that the ingestion of lead-based paint chips and/or the inhalation of dust particles from lead-based paint by children can cause permanent injury, even at low levels of exposure.

      Property owners may be liable for injuries to their tenants resulting from exposure under various laws that impose affirmative obligations on property owners of residential housing containing lead-based paint.

Delinquent Mortgage Loans May Underlie Your Offered Certificates and Adversely Affect the Yield on Your Offered Certificates

      The related prospectus supplement may provide that certain delinquent mortgage loans underlie a series of offered certificates. Unless the related prospectus supplement provides otherwise, the special servicer may service these mortgage loans. The same entity may act as both master servicer and special servicer. Any credit enhancement provided with respect to a particular series of certificates may not cover all losses related to delinquent mortgage loans, and you should consider the risk that the inclusion of delinquent mortgage loans in the trust may adversely affect the rate of defaults and prepayments on the mortgage loans and accordingly the yield on your certificates.

Certain Federal Income Tax Consequences Regarding Residual Certificates

      Inclusion of Taxable Income in Excess of Cash Received. If you own a certificate that is a residual interest in a real estate mortgage investment conduit, or REMIC, for federal income tax purposes, you will have to report on your income tax return as ordinary income your pro rata share of the taxable income of that REMIC, regardless of the amount or timing of your possible receipt of any cash on the certificate. As a result, your offered certificate may have phantom income early in the term of the REMIC because the taxable income from the certificate may exceed the amount of economic income, if any, attributable to the certificate. While you will have a corresponding amount of tax losses later in the term of the REMIC, the present value of the phantom income may significantly exceed the present value of the tax losses. Therefore, the after-tax yield on any REMIC residual certificate may be significantly less than that of a corporate bond or other instrument having similar cash flow characteristics. In fact, some offered certificates that are residual interests, may have a negative value.

      You will have to report your share of the taxable income and net loss of the REMIC until all the certificates in the related series have a principal balance of zero. See "Federal Income Tax Consequences--REMICs."

      Some Taxable Income of a Residual Interest Can Not Be Offset Under the Internal Revenue Code of 1986. A portion of the taxable income from a REMIC residual certificate may be treated as excess inclusions under the Internal Revenue Code of 1986. You will have to pay tax on the excess inclusions regardless of whether you have other credits, deductions or losses. In particular, the tax on excess inclusion--

      o     generally will not be reduced by losses from other activities;

      o for a tax-exempt holder, will be treated as unrelated business taxable income; and

      o for a foreign holder, will not qualify for any exemption from withholding tax.

      Individuals and Certain Entities Should Not Invest in REMIC Residual Certificates. The fees and non-interest expenses of a REMIC will be allocated pro rata to certificates that are residual interests in the REMIC. However, individuals will only be able to deduct these expenses as miscellaneous itemized deductions, which are subject to numerous restrictions and limitations under the Internal Revenue Code of 1986. Therefore, the certificates that are residual interests generally are not appropriate investments for--

      o     individuals;

      o     estates;

      o     trusts beneficially owned by any individual or estate; and

      o pass-through entities having any individual, estate or trust as a shareholder, member or partner.

      Transfer Limitations. In addition, the REMIC residual certificates will be subject to numerous transfer restrictions. These restrictions will reduce your ability to liquidate a REMIC residual certificate. For example, unless we indicate otherwise in the related prospectus supplement, you will not be able to transfer a REMIC residual certificate to a foreign person under the Internal Revenue Code of 1986 or to partnerships that have any non-United States persons as partners.

      See "Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Residual Certificates."

Borrower Bankruptcy Proceedings Can Delay and Impair Recovery on a Mortgage Loan Underlying Your Offered Certificates

      Under the U.S. Bankruptcy Code, the filing of a petition in bankruptcy by or against a borrower will stay the sale of a real property owned by that borrower, as well as the commencement or continuation of a foreclosure action.

      In addition, if a court determines that the value of a real property is less than the principal balance of the mortgage loan it secures, the court may reduce the amount of secured indebtedness to the then-value of the property. This would make the lender a general unsecured creditor for the difference between the then-value of the property and the amount of its outstanding mortgage indebtedness.

      A bankruptcy court also may--

      o grant a debtor a reasonable time to cure a payment default on a mortgage loan;

      o     reduce monthly payments due under a mortgage loan;

      o     change the rate of interest due on a mortgage loan; or

      o     otherwise alter a mortgage loan's repayment schedule.

      Furthermore, the borrower, as debtor-in-possession, or its bankruptcy trustee has special powers to avoid, subordinate or disallow debts. In some circumstances, the claims of a secured lender, such as one of our trusts, may be subordinated to financing obtained by a debtor-in-possession subsequent to its bankruptcy.

      Under the U.S. Bankruptcy Code, a lender will be stayed from enforcing a borrower's assignment of rents and leases. The U.S. Bankruptcy Code also may interfere with a lender's ability to enforce lockbox requirements. The legal proceedings necessary to resolve these issues can be time consuming and may significantly delay the receipt of rents. Rents also may escape an assignment to the extent they are used by borrower to maintain its property or for other court authorized expenses.

      As a result of the foregoing, the related trust's recovery with respect to borrowers in bankruptcy proceedings may be significantly delayed, and the total amount ultimately collected may be substantially less than the amount owed.

Taxes on Foreclosure Property Will Reduce Amounts Available to Make Payments on the Offered Certificates

      One of our trusts may be designated, in whole or in part, as a real estate mortgage investment conduit for federal income tax purposes. If that trust acquires a real property through a foreclosure or deed in lieu of foreclosure, then the related special servicer may be required to retain an independent contractor to operate and manage the property. Receipt of the following types of income on that property will subject the trust to federal, and possibly state or local, tax on that income at the highest marginal corporate tax rate--

      o any net income from that operation and management that does not consist of qualifying rents from real property within the meaning of
            Section 856(d) of the Internal Revenue Code of 1986; and

      o any rental income based on the net profits of a tenant or sub-tenant or allocable to a service that is non-customary in the area and for the type of building involved.

These taxes would reduce the net proceeds available for payment with respect to the related offered certificates.

Book-Entry Registration May Limit Your Ability to Exercise Your Rights, Provide only Limited Information, and Affect Payment and Transferability of Your Offered Certificates

      Your offered certificates may be issued in book-entry form through the facilities of the Depository Trust Company. As a result--

      o you will be able to exercise your rights as a certificateholder only indirectly through the Depository Trust Company and its participating organizations;

      o you may have only limited access to information regarding your offered certificates;

      o you may suffer delays in the receipt of payments on your offered certificates; and

      o your ability to pledge or otherwise take action with respect to your offered certificates may be limited due to the lack of a physical certificate evidencing your ownership of those certificates.

      See "Description of the Certificates--Book-Entry Registration."

Potential Conflicts of Interest Can Affect a Person's Performance

      The master servicer or special servicer for one of our trusts, or any of their respective affiliates, may purchase certificates evidencing interests in that trust.

      In addition, the master servicer or special servicer for one of our trusts, or any of their respective affiliates, may have interests in, or other financial relationships with, borrowers under the related mortgage loans.

      In servicing the mortgage loans in any of our trusts, the related master servicer and special servicer will each be required to observe the terms of the governing document(s) for the related series of offered certificates and, in particular, to act in accordance with the servicing standard described in the related prospectus supplement. You should consider, however, that either of these parties, if it or an affiliate owns certificates, or has financial interests in or other financial dealings with any of the related borrowers, may have interests when dealing with the mortgage loans underlying your offered certificates that are in conflict with your interests. For example, if the related special servicer owns any certificates, it could seek to mitigate the potential loss on its certificates from a troubled mortgage loan by delaying enforcement in the hope of realizing greater proceeds in the future. However, this action by a special servicer could result a lower recovery to the related trust than would have been the case if the special servicer had not delayed in taking enforcement action.

      Furthermore, the master servicer or special servicer for any of our trusts may service existing and new loans for third parties, including portfolios of loans similar to the mortgage loans included in that trust. The properties securing these other loans may be in the same markets as and compete with the properties securing mortgage loans in our trust. Accordingly, that master servicer or special servicer may be acting on behalf of parties with conflicting interests.

                    CAPITALIZED TERMS USED IN THIS PROSPECTUS

      From time to time we use capitalized terms in this prospectus. Each of those capitalized terms will have the meaning assigned to it in the "Glossary" attached to this prospectus.

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

      We were incorporated in Delaware on December 31, 1985. We were organized, among other things, for the purpose of serving as a private secondary mortgage market conduit.

      We are a wholly-owned subsidiary of Credit Suisse First Boston Management LLC, who is a wholly-owned subsidiary of Credit Suisse First Boston (USA), Inc., who is a wholly-owned subsidiary of Credit Suisse First Boston, Inc. Our principal executive offices are located at Eleven Madison Avenue, New York, New York 10010. Our telephone number is 212-325-2000.

      We do not have, and do not expect to have in the future, any significant assets.

      Neither we nor any of our affiliates will guarantee any of the mortgage assets included in one of our trusts. Furthermore, unless we indicate otherwise in the related prospectus supplement, no governmental agency or instrumentality will guarantee or insure any of those mortgage assets.

                                 USE OF PROCEEDS

      Unless otherwise specified in the related prospectus supplement, the net proceeds to be received from the sale of the offered certificates of any series will be applied by us to the purchase of assets for the related trust or will be used by us to cover expenses related to that purchase and the issuance of those certificates. You may review a breakdown of the estimated expenses of issuing and distributing the certificates in Part II, Item 14 of the registration statement of which this prospectus forms a part. See "Available Information; Incorporation by Reference" for information concerning obtaining a copy of the registration statement. Also see "Underwriting" in the related prospectus supplement for information concerning the proceeds to us from the sale of the particular offered certificates. We expect to sell the offered certificates from time to time, but the timing and amount of offerings of those certificates will depend on a number of factors, including the volume of mortgage assets acquired by us, prevailing interest rates, availability of funds and general market conditions.

      We expect to sell the offered certificates from time to time, but the timing and amount of offerings of those certificates will depend on a number of factors, including the volume of mortgage assets acquired by us, prevailing interest rates, availability of funds and general market conditions.

                         DESCRIPTION OF THE TRUST ASSETS

General

      We will be responsible for establishing the trust underlying each series of offered certificates. The assets of the trust will primarily consist of--

      o     various types of multifamily and/or commercial mortgage loans;

      o mortgage participations, pass-through certificates, collateralized mortgage obligations or other mortgage-backed securities that directly or indirectly evidence interests in, or are secured by pledges of, one or more of various types of multifamily and/or commercial mortgage loans; or

      o a combination of mortgage loans and mortgage-backed securities of the types described above.

      We do not originate mortgage loans. Accordingly, we must acquire each of the mortgage loans to be included in one of our trusts from the originator or a subsequent assignee. In some cases, that originator or subsequent assignee will be one of our affiliates.

      Unless we indicate otherwise in the related prospectus supplement, we will acquire, directly or through one of our affiliates, in the secondary market, any mortgage-backed security to be included in one of our trusts.

Mortgage Loans

      General. Each mortgage loan underlying the offered certificates will constitute the obligation of one or more persons to repay a debt. That obligation will be evidenced by a promissory note or bond. In addition, that obligation will be secured by a mortgage, deed of trust or other security instrument that creates a first or junior lien on, or security interest in, an interest in one or more of the following types of real property--

      o rental or cooperatively-owned buildings with multiple dwelling units;

      o retail properties related to the sale of consumer goods and other products to the general public, such as shopping centers, malls, factory outlet centers, automotive sales centers, department stores and other retail stores, grocery stores, specialty shops, convenience stores and gas stations;

      o retail properties related to providing entertainment, recreational and personal services to the general public, such as movie theaters, fitness centers, bowling alleys, salons, dry cleaners and automotive service centers;

      o     office properties;

      o hospitality properties, such as hotels, motels and other lodging facilities;

      o     casino properties;

      o health care-related properties, such as hospitals, skilled nursing facilities, nursing homes, congregate care facilities and, in some cases, assisted living centers and senior housing;

      o     industrial properties;

      o warehouse facilities, mini-warehouse facilities and self-storage facilities;

      o restaurants, taverns and other establishments involved in the food and beverage industry;

      o manufactured housing communities, mobile home parks and recreational vehicle parks;

      o recreational and resort properties, such as recreational vehicle parks, golf courses, marinas, ski resorts and amusement parks;

      o     arenas and stadiums;

      o     churches and other religious facilities;

      o     parking lots and garages;

      o     mixed use properties;

      o     other income-producing properties; and

      o     unimproved land.

      The real property interests that may be encumbered in order to secure a mortgage loan underlying your offered certificates, include--

      o a fee interest or estate, which consists of ownership of the property for an indefinite period;

      o an estate for years, which consists of ownership of the property for a specified period of years;

      o a leasehold interest or estate, which consists of a right to occupy and use the property for a specified period of years, subject to the terms and conditions of a lease;

      o     shares in a cooperative corporation which owns the property; or

      o     any other real estate interest under applicable local law.

Any of these real property interests may be subject to deed restrictions, easements, rights of way and other matters of public record with respect to the related property. In addition, the use of, and improvements that may be constructed on, any particular real property will, in most cases, be subject to zoning laws and other legal restrictions.

      Most, if not all, of the mortgage loans underlying a series of offered certificates will be secured by liens on real properties located in the United States, its territories and possessions. However, some of those mortgage loans may be secured by liens on real properties located outside the United States, its territories and possessions, provided that foreign mortgage loans do not represent more than 10% of the related mortgage asset pool, by balance.

      If we so indicate in the related prospectus supplement, one or more of the mortgage loans underlying a series of offered certificates may be secured by a junior lien on the related real property. However, the loan or loans secured by the more senior liens on that property may not be included in the related trust. The primary risk to the holder of a mortgage loan secured by a junior lien on a real property is the possibility that the foreclosure proceeds remaining after payment of the loans secured by more senior liens on that property will be insufficient to pay the junior loan in full. In a foreclosure proceeding, the sale proceeds are applied--

      o first, to the payment of court costs and fees in connection with the foreclosure;

      o     second, to the payment of real estate taxes; and

      o third, to the payment of any and all principal, interest, prepayment or acceleration penalties, and other amounts owing to the holder of the senior loans.

The claims of the holders of the senior loans must be satisfied in full before the holder of the junior loan receives any payments with respect to the junior loan. If a lender forecloses on a junior loan, it does so subject to any related senior loans.

      If we so indicate in the related prospectus supplement, the mortgage loans underlying a series of offered certificates may be delinquent as of the date the certificates are initially issued. In those cases, we will describe in the related prospectus supplement--

      o     the period of the delinquency;

      o     any forbearance arrangement then in effect;

      o     the condition of the related real property; and

      o the ability of the related real property to generate income to service the mortgage debt.

We will not, however, transfer any mortgage loan to a trust if we know that the mortgage loan is, at the time of transfer, more than 90 days delinquent with respect to any scheduled payment of principal or interest or in foreclosure.

      Various Types of Multifamily and Commercial Properties May Secure Mortgage Loans Underlying a Series of Offered Certificates. The mortgage loans underlying a series of offered certificates may be secured by numerous types of multifamily and commercial properties. As we discuss below under "--Mortgage Loans--Default and Loss Considerations with Respect to Commercial and Multifamily Mortgage Loans," the adequacy of an income-producing property as security for a mortgage loan depends in large part on its value and ability to generate net operating income. Set forth below is a discussion of some of the various factors that may affect the value and operations of the indicated types of multifamily and commercial properties.

      Multifamily Rental Properties. Factors affecting the value and operation of a multifamily rental property include--

      o the physical attributes of the property, such as its age, appearance, amenities and construction quality;

      o     the types of services offered at the property;

      o     the location of the property;

      o the characteristics of the surrounding neighborhood, which may change over time;

      o the rents charged for dwelling units at the property relative to the rents charged for comparable units at competing properties;

      o the ability of management to provide adequate maintenance and insurance;

      o     the property's reputation;

      o the level of mortgage interest rates, which may encourage tenants to purchase rather than lease housing;

      o the existence or construction of competing or alternative residential properties, including other apartment buildings and complexes, manufactured housing communities, mobile home parks and single-family housing;

      o     the ability of management to respond to competition;

      o the tenant mix and whether the property is primarily occupied by workers from a particular company or type of business, personnel from a local military base or students;

      o adverse local, regional or national economic conditions, which may limit the amount that may be charged for rents and may result in a reduction in timely rent payments or a reduction in occupancy levels;

      o state and local regulations, which may affect the property owner's ability to increase rent to the market rent for an equivalent apartment;

      o the extent to which the property is subject to land use restrictive covenants or contractual covenants that require that units be rented to low income tenants;

      o the extent to which the cost of operating the property, including the cost of utilities and the cost of required capital expenditures, may increase; and

      o the extent to which increases in operating costs may be passed through to tenants.

      Because units in a multifamily rental property are leased to individuals, usually for no more than a year, the property is likely to respond relatively quickly to a downturn in the local economy or to the closing of a major employer in the area.

      Some states regulate the relationship of an owner and its tenants at a multifamily rental property. Among other things, these states may--

      o     require written leases;

      o     require good cause for eviction;

      o     require disclosure of fees;

      o     prohibit unreasonable rules;

      o     prohibit retaliatory evictions;

      o     prohibit restrictions on a resident's choice of unit vendors;

      o     limit the bases on which a landlord may increase rent; or

      o prohibit a landlord from terminating a tenancy solely by reason of the sale of the owner's building.

      Apartment building owners have been the subject of suits under state Unfair and Deceptive Practices Acts and other general consumer protection statutes for coercive, abusive or unconscionable leasing and sales practices.

      Some counties and municipalities also impose rent control regulations on apartment buildings. These regulations may limit rent increases to--

      o     fixed percentages;

      o     percentages of increases in the consumer price index;

      o     increases set or approved by a governmental agency; or

      o     increases determined through mediation or binding arbitration.

      In many cases, the rent control laws do not provide for decontrol of rental rates upon vacancy of individual units. Any limitations on a landlord's ability to raise rents at a multifamily rental property may impair the landlord's ability to repay a mortgage loan secured by the property or to meet operating costs.

      Some multifamily rental properties are subject to land use restrictive covenants or contractual covenants in favor of federal or state housing agencies. These covenants generally require that a minimum number or percentage of units be rented to tenants who have incomes that are substantially lower than median incomes in the area or region. These covenants may limit the potential rental rates that may be charged at a multifamily rental property, the potential tenant base for the property or both. An owner may subject a multifamily rental property to these covenants in exchange for tax credits or rent subsidies. When the credits or subsidies cease, net operating income will decline.

      Some mortgage loans underlying the offered certificates will be secured by--

      o the related borrower's interest in multiple units in a residential condominium project; and

      o the related voting rights in the owners' association for the project.

Due to the nature of condominiums, a default on any of those mortgage loans will not allow the related special servicer the same flexibility in realizing on the real property collateral as is generally available with respect to multifamily rental properties that are not condominiums. The rights of other unit owners, the governing documents of the owners' association and the state and local laws applicable to condominiums must be considered and respected. Consequently, servicing and realizing upon the collateral for those mortgage loans could subject the related trust to greater delay, expense and risk than a loan secured by a multifamily rental property that is not a condominium.

      Cooperatively-Owned Apartment Buildings. Some multifamily properties are owned or leased by cooperative corporations. In general, each shareholder in the corporation is entitled to occupy a particular apartment unit under a long-term proprietary lease or occupancy agreement.

      A tenant/shareholder of a cooperative corporation must make a monthly maintenance payment to the corporation. The monthly maintenance payment represents a tenant/shareholder's pro rata share of the corporation's--

      o     mortgage loan payments;

      o     real property taxes;

      o     maintenance expenses; and

      o     other capital and ordinary expenses of the property.

These monthly maintenance payments are in addition to any payments of principal and interest the tenant/shareholder must make on any loans of the tenant/shareholder secured by its shares in the corporation.

      A cooperative corporation is directly responsible for building maintenance and payment of real estate taxes and hazard and liability insurance premiums. A cooperative corporation's ability to meet debt service obligations on a mortgage loan secured by, and to pay all other operating expenses of, the cooperatively owned property depends primarily upon the receipt of--

      o     maintenance payments from the tenant/shareholders; and

      o any rental income from units or commercial space that the cooperative corporation might control.

      A cooperative corporation may have to impose special assessments on the tenant/shareholders in order to pay unanticipated expenditures. Accordingly, a cooperative corporation is highly dependent on the financial well being of its tenant/shareholders. A cooperative corporation's ability to pay the amount of any balloon payment due at the maturity of a mortgage loan secured by the cooperatively owned property depends primarily on its ability to refinance the property.

      In a typical cooperative conversion plan, the owner of a rental apartment building contracts to sell the building to a newly formed cooperative corporation. Shares are allocated to each apartment unit by the owner or sponsor. The current tenants have a specified period to subscribe at prices discounted from the prices to be offered to the public after that period. As part of the consideration for the sale, the owner or sponsor receives all the unsold shares of the cooperative corporation. In general the sponsor controls the corporation's board of directors and management for a limited period of time. If the sponsor holds the shares allocated to a large number of apartment units, the lender on a mortgage loan secured by a cooperatively owned property may be adversely affected by a decline in the creditworthiness of the sponsor.

      Many cooperative conversion plans are non-eviction plans. Under a non-eviction plan, a tenant at the time of conversion who chooses not to purchase shares is entitled to reside in its apartment unit as a subtenant from the owner of the shares allocated to that unit. Any applicable rent control or rent stabilization laws would continue to be applicable to the subtenancy. In addition, the subtenant may be entitled to renew its lease for an indefinite number of years with continued protection from rent increases above those permitted by any applicable rent control and rent stabilization laws. The owner/shareholder is responsible for the maintenance payments to the cooperative corporation without regard to whether it receives rent from the subtenant or whether the rent payments are lower than maintenance payments on the unit. Newly-formed cooperative corporations typically have the greatest concentration of non-tenant/shareholders.

      Retail Properties. The term "retail property" encompasses a broad range of properties at which businesses sell consumer goods and other products and provide various entertainment, recreational or personal services to the general public. Some examples of retail properties include--

      o     shopping centers;

      o     factory outlet centers;

      o     malls;

      o     automotive sales and service centers;

      o     consumer oriented businesses;

      o     department stores;

      o     grocery stores;

      o     convenience stores;

      o     specialty shops;

      o     gas stations;

      o     movie theaters;

      o     fitness centers;

      o     bowling alleys;

      o     salons; and

      o     dry cleaners.

      Unless owner occupied, retail properties generally derive all or a substantial percentage of their income from lease payments from commercial tenants. Therefore, it is important for the owner of a retail property to attract and keep tenants, particularly significant tenants, that are able to meet their lease obligations. In order to attract tenants, the owner of a retail property may be required--

      o     to lower rents;

      o     to grant a potential tenant a free rent or reduced rent period;

      o     to improve the condition of the property generally; or

      o to make at its own expense, or grant a rent abatement to cover, tenant improvements for a potential tenant.

      A prospective tenant will also be interested in the number and type of customers that it will be able to attract at a particular retail property. The ability of a tenant at a particular retail property to attract customers will be affected by a number of factors related to the property and the surrounding area, including--

      o     competition from other retail properties;

      o perceptions regarding the safety, convenience and attractiveness of the property;

      o     perceptions regarding the safety of the surrounding area;

      o     demographics of the surrounding area;

      o the strength and stability of the local, regional and national economies;

      o     traffic patterns and access to major thoroughfares;

      o     the visibility of the property;

      o     availability of parking;

      o the particular mixture of the goods and services offered at the property;

      o     customer tastes, preferences and spending patterns; and

      o     the drawing power of other tenants.

      The success of a retail property is often dependent on the success of its tenants' businesses. A significant component of the total rent paid by tenants of retail properties is often tied to a percentage of gross sales or revenues. Declines in sales or revenues of the tenants will likely cause a corresponding decline in percentage rents and/or impair the tenants' ability to pay their rent or other occupancy costs. A default by a tenant under its lease could result in delays and costs in enforcing the landlord's rights. Retail properties would be directly and adversely affected by a decline in the local economy and reduced consumer spending.

      Repayment of a mortgage loan secured by a retail property will be affected by the expiration of space leases at the property and the ability of the borrower to renew or relet the space on comparable terms. Even if vacant space is successfully relet, the costs associated with reletting, including tenant improvements, leasing commissions and free rent, may be substantial and could reduce cash flow from a retail property.

      The presence or absence of an anchor tenant in a multi-tenanted retail property can be important. Anchor tenants play a key role in generating customer traffic and making the center desirable for other tenants. An anchor tenant is, in general, a retail tenant whose space is substantially larger in size than that of other tenants at the same retail property and whose operation is vital in attracting customers to the property. At some retail properties, the anchor tenant owns the space it occupies. In those cases where the property owner does not control the space occupied by the anchor tenant, the property owner may not be able to take actions with respect to the space that it otherwise typically would, such as granting concessions to retain an anchor tenant or removing an ineffective anchor tenant. In some cases, an anchor tenant may cease to operate at the property, thereby leaving its space unoccupied even though it continues to own or pay rent on the vacant space. If an anchor tenant ceases operations at a retail property, other tenants at the property may be entitled to terminate their leases prior to the scheduled termination date or to pay rent at a reduced rate for the remaining term of the lease.

      Various factors will adversely affect the economic performance of an anchored retail property, including--

      o     an anchor tenant's failure to renew its lease;

      o     termination of an anchor tenant's lease;

      o the bankruptcy or economic decline of an anchor tenant or a self-owned anchor;

      o the cessation of the business of a self-owned anchor or of an anchor tenant, notwithstanding its continued ownership of the previously occupied space or its continued payment of rent, as the case may be; or

      o     a loss of an anchor tenant's ability to attract shoppers.

      Retail properties may also face competition from sources outside a given real estate market or with lower operating costs. For example, all of the following compete with more traditional department stores and specialty shops for consumer dollars--

      o     factory outlet centers;

      o     discount shopping centers and clubs;

      o     catalogue retailers;

      o     television shopping networks and programs;

      o     internet web sites; and

      o     telemarketing.

      Similarly, home movie rentals and pay-per-view movies provide alternate sources of entertainment to movie theaters. Continued growth of these alternative retail outlets and entertainment sources, which are often characterized by lower operating costs, could adversely affect the rents collectible at retail properties.

      Gas stations, automotive sales and service centers and dry cleaners also pose unique environmental risks because of the nature of their businesses and the types of products used or sold in those businesses.

      Office Properties. Factors affecting the value and operation of an office property include--

      o the number and quality of the tenants, particularly significant tenants, at the property;

      o the physical attributes of the building in relation to competing buildings;

      o the location of the property with respect to the central business district or population centers;

      o demographic trends within the metropolitan area to move away from or towards the central business district;

      o social trends combined with space management trends, which may change towards options such as telecommuting or hoteling to satisfy space needs;

      o tax incentives offered to businesses or property owners by cities or suburbs adjacent to or near where the building is located;

      o local competitive conditions, such as the supply of office space or the existence or construction of new competitive office buildings;

      o     the quality and philosophy of building management;

      o     access to mass transportation; and

      o     changes in zoning laws.

      Office properties may be adversely affected by an economic decline in the business operated by their tenants. The risk associated with that economic decline is increased if revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

      Office properties are also subject to competition with other office properties in the same market. Competitive factors affecting an office property include--

      o     rental rates;

      o the building's age, condition and design, including floor sizes and layout;

      o     access to public transportation and availability of parking; and

      o amenities offered to its tenants, including sophisticated building systems, such as fiber optic cables, satellite communications or other basic building technological features.

      The cost of refitting office space for a new tenant is often higher than for other property types.

      The success of an office property also depends on the local economy. Factors influencing a company's decision to locate in a given area include--

      o     the cost and quality of labor;

      o     tax incentives; and

      o     quality of life matters, such as schools and cultural amenities.

      The strength and stability of the local or regional economy will affect an office property's ability to attract stable tenants on a consistent basis. A central business district may have a substantially different economy from that of a suburb.

      Hospitality Properties. Hospitality properties may involve different types of hotels and motels, including--

      o     full service hotels;

      o     resort hotels with many amenities;

      o     limited service hotels;

      o hotels and motels associated with national or regional franchise chains;

      o hotels that are not affiliated with any franchise chain but may have their own brand identity; and

      o     other lodging facilities.

      Factors affecting the economic performance of a hospitality property include--

      o the location of the property and its proximity to major population centers or attractions;

      o     the seasonal nature of business at the property;

      o     the level of room rates relative to those charged by competitors;

      o     quality and perception of the franchise affiliation;

      o economic conditions, either local, regional or national, which may limit the amount that can be charged for a room and may result in a reduction in occupancy levels;

      o     the existence or construction of competing hospitality properties;

      o     nature and quality of the services and facilities;

      o     financial strength and capabilities of the owner and operator;

      o the need for continuing expenditures for modernizing, refurbishing and maintaining existing facilities;

      o increases in operating costs, which may not be offset by increased room rates;

      o the property's dependence on business and commercial travelers and tourism; and

      o changes in travel patterns caused by changes in access, energy prices, labor strikes, relocation of highways, the reconstruction of additional highways or other factors.

      Because limited service hotels and motels are relatively quick and inexpensive to construct and may quickly reflect a positive value, an over-building of these hotels and motels could occur in any given region, which would likely adversely affect occupancy and daily room rates. Further, because rooms at hospitality properties are generally rented for short periods of time, hospitality properties tend to be more sensitive to adverse economic conditions and competition than many other types of commercial properties. Additionally, the revenues of some hospitality properties, particularly those located in regions whose economies depend upon tourism, may be highly seasonal in nature.

      Hospitality properties may be operated under franchise agreements. The continuation of a franchise is typically subject to specified operating standards and other terms and conditions. The franchisor periodically inspects its licensed properties to confirm adherence to its operating standards. The failure of the hospitality property to maintain those standards or adhere to those other terms and conditions could result in the loss or cancellation of the franchise license. It is possible that the franchisor could condition the continuation of a franchise license on the completion of capital improvements or the making of capital expenditures that the owner of the hospitality property determines are too expensive or are otherwise unwarranted in light of the operating results or prospects of the property. In that event, the owner of the hospitality property may elect to allow the franchise license to lapse. In any case, if the franchise is terminated, the owner of the hospitality property may seek to obtain a suitable replacement franchise or to operate property independently of a franchise license. The loss of a franchise license could have a material adverse effect upon the operations or value of the hospitality property because of the loss of associated name recognition, marketing support and centralized reservation systems provided by the franchisor.

      The viability of any hospitality property that is a franchise of a national or a regional hotel or motel chain is dependent upon--

      o     the continued existence and financial strength of the franchisor;

      o     the public perception of the franchise service mark; and

      o     the duration of the franchise licensing agreement.

      The transferability of franchise license agreements may be restricted. The consent of the franchisor would be required for the continued use of the franchise license by the hospitality property following a foreclosure. Conversely, a lender may be unable to remove a franchisor that it desires to replace following a foreclosure. Further, in the event of a foreclosure on a hospitality property, the lender or other purchaser of the hospitality property may not be entitled to the rights under any associated liquor license. That party would be required to apply in its own right for a new liquor license. There can be no assurance that a new license could be obtained or that it could be obtained promptly.

      Casino Properties. Factors affecting the economic performance of a casino property include--

      o location, including proximity to or easy access from major population centers;

      o     appearance;

      o economic conditions, either local, regional or national, which may limit the amount of disposable income that potential patrons may have for gambling;

      o     the existence or construction of competing casinos;

      o     dependence on tourism; and

      o     local or state governmental regulation.

      Competition among major casinos may involve attracting patrons by--

      o providing alternate forms of entertainment, such as performers and sporting events; and

      o     offering low-priced or free food and lodging.

      Casino owners may expend substantial sums to modernize, refurbish and maintain existing facilities.

      The ownership and operation of casino properties is often subject to local or state governmental regulation. A government agency or authority may have jurisdiction over or influence with respect to the foreclosure of a casino property or the bankruptcy of its owner or operator. In some jurisdictions, it may be necessary to receive governmental approval before foreclosing, thereby resulting in substantial delays to a lender. Gaming licenses are not transferable, including in connection with a foreclosure. There can be no assurance that a lender or another purchaser in foreclosure or otherwise will be able to obtain the requisite approvals to continue operating the foreclosed property as a casino.

      Any given state or municipality that currently allows legalized gambling could pass legislation banning it.

      The loss of a gaming license for any reason would have a material adverse effect on the value of a casino property.

      Health Care-Related Properties. Health-care related properties include--

      o     hospitals;

      o     skilled nursing facilities;

      o     nursing homes;

      o     congregate care facilities; and

      o     in some cases, assisted living centers and housing for seniors.

      Health care-related facilities, particularly nursing homes, may receive a substantial portion of their revenues from government reimbursement programs, primarily Medicaid and Medicare. Medicaid and Medicare are subject to--

      o     statutory and regulatory changes;

      o     retroactive rate adjustments;

      o     administrative rulings;

      o     policy interpretations;

      o     delays by fiscal intermediaries; and

      o     government funding restrictions.

All of the foregoing can adversely affect revenues from the operation a health care-related facility. Moreover, governmental payors have employed cost-containment measures that limit payments to health care providers. In addition, there are currently under consideration various proposals for national health care relief that could further limit these payments.

      Providers of long-term nursing care and other medical services are highly regulated by federal, state and local law. They are subject to numerous factors which can increase the cost of operation, limit growth and, in extreme cases, require or result in suspension or cessation of operations, including--

      o     federal and state licensing requirements;

      o     facility inspections;

      o     rate setting;

      o     reimbursement policies; and

      o laws relating to the adequacy of medical care, distribution of pharmaceuticals, use of equipment, personnel operating policies and maintenance of and additions to facilities and services.

      Under applicable federal and state laws and regulations, Medicare and Medicaid reimbursements generally may not be made to any person other than the provider who actually furnished the related material goods and services. Accordingly, in the event of foreclosure on a health care-related facility, neither a lender nor other subsequent lessee or operator of the property would generally be entitled to obtain from federal or state governments any outstanding reimbursement payments relating to services furnished at the property prior to foreclosure. Furthermore, in the event of foreclosure, there can be no assurance that a lender or other purchaser in a foreclosure sale would be entitled to the rights under any required licenses and regulatory approvals. The lender or other purchaser may have to apply in its own right for those licenses and approvals. There can be no assurance that a new license could be obtained or that a new approval would be granted.

      Health care-related facilities are generally special purpose properties that could not be readily converted to general residential, retail or office use. This will adversely affect their liquidation value. Furthermore, transfers of health care-related facilities are subject to regulatory approvals under state, and in some cases federal, law not required for transfers of most other types of commercial properties.

      Industrial Properties. Industrial properties may be adversely affected by reduced demand for industrial space occasioned by a decline in a particular industry segment and/or by a general slowdown in the economy. In addition, an industrial property that suited the particular needs of its original tenant may be difficult to relet to another tenant or may become functionally obsolete relative to newer properties.

      The value and operation of an industrial property depends on--

      o location of the property, the desirability of which in a particular instance may depend on--

            1.    availability of labor services,

            2.    proximity to supply sources and customers, and

            3. accessibility to various modes of transportation and shipping, including railways, roadways, airline terminals and ports;

      o building design of the property, the desirability of which in a particular instance may depend on--

            1.    ceiling heights,

            2.    column spacing,

            3.    number and depth of loading bays,

            4.    divisibility,

            5.    floor loading capacities,

            6.    truck turning radius,

            7.    overall functionality, and

            8. adaptability of the property, because industrial tenants often need space that is acceptable for highly specialized activities; and

      o the quality and creditworthiness of individual tenants, because industrial properties frequently have higher tenant concentrations.

      Industrial properties are generally special purpose properties that could not be readily converted to general residential, retail or office use. This will adversely affect their liquidation value.

      Warehouse, Mini-Warehouse and Self-Storage Facilities. Warehouse, mini-warehouse and self-storage properties are considered vulnerable to competition because both acquisition costs and break-even occupancy are relatively low. In addition, it would require substantial capital expenditures to convert a warehouse, mini-warehouse or self-storage property to an alternative use. This will materially impair the liquidation value of the property if its operation for storage purposes becomes unprofitable due to decreased demand, competition, age of improvements or other factors.

      Successful operation of a warehouse, mini-warehouse or self-store property depends on--

      o     building design;

      o     location and visibility;

      o     tenant privacy;

      o     efficient access to the property;

      o proximity to potential users, including apartment complexes or commercial users;

      o     services provided at the property, such as security;

      o     age and appearance of the improvements; and

      o     quality of management.

      Restaurants and Taverns. Factors affecting the economic viability of individual restaurants, taverns and other establishments that are part of the food and beverage service industry include--

      o competition from facilities having businesses similar to a particular restaurant or tavern;

      o perceptions by prospective customers of safety, convenience, services and attractiveness;

      o     the cost, quality and availability of food and beverage products;

      o negative publicity, resulting from instances of food contamination, food-borne illness and similar events;

      o     changes in demographics, consumer habits and traffic patterns;

      o     the ability to provide or contract for capable management; and

      o retroactive changes to building codes, similar ordinances and other legal requirements.

      Adverse economic conditions, whether local, regional or national, may limit the amount that may be charged for food and beverages and the extent to which potential customers dine out. Because of the nature of the business, restaurants and taverns tend to respond to adverse economic conditions more quickly than do many other types of commercial properties. Furthermore, the transferability of any operating, liquor and other licenses to an entity acquiring a bar or restaurant, either through purchase or foreclosure, is subject to local law requirements.

      The food and beverage service industry is highly competitive. The principal means of competition are--

      o     segment;

      o     product;

      o     price;

      o     value;

      o     quality;

      o     service;

      o     convenience;

      o     location; and

      o     the nature and condition of the restaurant facility.

      A restaurant or tavern operator competes with the operators of comparable establishments in the area in which its restaurant or tavern is located. Other restaurants could have--

      o     lower operating costs;

      o     more favorable locations;

      o     more effective marketing;

      o     more efficient operations; or

      o     better facilities.

      The location and condition of a particular restaurant or tavern will affect the number of customers and, to an extent, the prices that may be charged. The characteristics of an area or neighborhood in which a restaurant or tavern is located may change over time or in relation to competing facilities. Also, the cleanliness and maintenance at a restaurant or tavern will affect its appeal to customers. In the case of a regionally- or nationally-known chain restaurant, there may be costly expenditures for renovation, refurbishment or expansion, regardless of its condition.

      Factors affecting the success of a regionally- or nationally-known chain restaurant include--

      o actions and omissions of any franchisor, including management practices that--

            1.    adversely affect the nature of the business, or

            2. require renovation, refurbishment, expansion or other expenditures;

      o the degree of support provided or arranged by the franchisor, including its franchisee organizations and third-party providers of products or services; and

      o the bankruptcy or business discontinuation of the franchisor or any of its franchisee organizations or third-party providers.

      Chain restaurants may be operated under franchise agreements. Those agreements typically do not contain provisions protective of lenders. A borrower's rights as franchisee typically may be terminated without informing the lender, and the borrower may be precluded from competing with the franchisor upon termination. In addition, a lender that acquires title to a restaurant site through foreclosure or similar proceedings may be restricted in the use of the site or may be unable to succeed to the rights of the franchisee under the related franchise agreement. The transferability of a franchise may be subject to other restrictions. Also, federal and state franchise regulations may impose additional risk, including the risk that the transfer of a franchise acquired through foreclosure or similar proceedings may require registration with governmental authorities or disclosure to prospective transferees.

      Manufactured Housing Communities, Mobile Home Parks and Recreational Vehicle Parks. Manufactured housing communities and mobile home parks consist of land that is divided into "spaces" or "home sites" that are primarily leased to owners of the individual mobile homes or other housing units. The home owner often invests in site-specific improvements such as carports, steps, fencing, skirts around the base of the home, and landscaping. The land owner typically provides private roads within the park, common facilities and, in many cases, utilities.

      Due to relocation costs and, in some cases, demand for homesites, the value of a mobile home or other housing unit in place in a manufactured housing community or mobile home park is generally higher, and can be significantly higher, than the value of the same unit not placed in a manufactured housing community or mobile home park. As a result, a well-operated manufactured housing community or mobile home park that has achieved stabilized occupancy is typically able to maintain occupancy at or near that level. For the same reason, a lender that provided financing for the home of a tenant who defaulted in his or her space rent generally has an incentive to keep rental payments current until the home can be resold in place, rather than to allow the unit to be removed from the park. In general, the individual mobile homes and other housing units will not constitute collateral for a mortgage loan underlying a series of offered certificates.

      Recreational vehicle parks lease spaces primarily or exclusively for motor homes, travel trailers and portable truck campers, primarily designed for recreational, camping or travel use. In general, parks that lease recreational vehicle spaces can be viewed as having a less stable tenant population than parks occupied predominantly by mobile homes. However, it is not unusual for the owner of a recreational vehicle to leave the vehicle at the park on a year-round basis or to use the vehicle as low cost housing and reside in the park indefinitely.

      Factors affecting the successful operation of a manufactured housing community, mobile home park or recreational vehicle park include--

      o     the number of comparable competing properties in the local market;

      o     the age, appearance and reputation of the property;

      o     the quality of management; and

      o     the types of facilities and services it provides.

      Manufactured housing communities and mobile home parks also compete against alternative forms of residential housing, including--

      o     multifamily rental properties;

      o     cooperatively-owned apartment buildings;

      o     condominium complexes; and

      o     single-family residential developments.

      Recreational vehicle parks also compete against alternative forms of recreation and short-term lodging, such as staying at a hotel at the beach.

      Manufactured housing communities, mobile home parks and recreational vehicle parks are special purpose properties that could not be readily converted to general residential, retail or office use. This will adversely affect the liquidation value of the property if its operation as a manufactured housing community, mobile home park or recreational vehicle park, as the case may be, becomes unprofitable due to competition, age of the improvements or other factors.

      Some states regulate the relationship of an owner of a manufactured housing community or mobile home park and its tenants in a manner similar to the way they regulate the relationship between a landlord and tenant at a multifamily rental property. In addition, some states also regulate changes in the use of a manufactured housing community or mobile home park and require that the owner give written notice to its tenants a substantial period of time prior to the projected change.

      In addition to state regulation of the landlord-tenant relationship, numerous counties and municipalities impose rent control on manufactured housing communities and mobile home parks. These ordinances may limit rent increases to--

      o     fixed percentages;

      o     percentages of increases in the consumer price index;

      o     increases set or approved by a governmental agency; or

      o     increases determined through mediation or binding arbitration.

      In many cases, the rent control laws either do not permit vacancy decontrol or permit vacancy decontrol only in the relatively rare event that the mobile home or manufactured housing unit is removed from the homesite. Local authority to impose rent control on manufactured housing communities and mobile home parks is pre-empted by state law in some states and rent control is not imposed at the state level in those states. In some states, however, local rent control ordinances are not pre-empted for tenants having short-term or month-to-month leases, and properties there may be subject to various forms of rent control with respect to those tenants.

      Recreational and Resort Properties. Any mortgage loan underlying a series of offered certificates may be secured by a golf course, marina, ski resort, amusement park or other property used for recreational purposes or as a resort. Factors affecting the economic performance of a property of this type include--

      o     the location and appearance of the property;

      o     the appeal of the recreational activities offered;

      o the existence or construction of competing properties, whether or not they offer the same activities;

      o the need to make capital expenditures to maintain, refurbish, improve and/or expand facilities in order to attract potential patrons;

      o     geographic location and dependence on tourism;

      o changes in travel patterns caused by changes in energy prices, strikes, location of highways, construction of additional highways and similar factors;

      o seasonality of the business, which may cause periodic fluctuations in operating revenues and expenses;

      o     sensitivity to weather and climate changes; and

      o     local, regional and national economic conditions.

      A marina or other recreational or resort property located next to water will also be affected by various statutes and government regulations that govern the use of, and construction on, rivers, lakes and other waterways.

      Because of the nature of the business, recreational and resort properties tend to respond to adverse economic conditions more quickly than do many other types of commercial properties.

      Recreational and resort properties are generally special purpose properties that are not readily convertible to alternative uses. This will adversely affect their liquidation value.

      Arenas and Stadiums. The success of an arena or stadium generally depends on its ability to attract patrons to a variety of events, such as sporting events, musical events, theatrical events, animal shows, and circuses. The ability to attract patrons is dependent on, among others, the following factors--

      o     the appeal of the particular event;

      o     the cost of admission;

      o perceptions by prospective patrons of the safety, convenience, services and attractiveness of the arena or stadium;

      o perceptions by prospective patrons of the safety of the surrounding area; and

      o the alternative forms of entertainment available in the particular locale.

      In some cases, an arena's or stadium's success will depend on its ability to attract and keep a sporting team as a tenant. An arena or stadium may become unprofitable, or unacceptable to a tenant of that type, due to decreased attendance, competition and age of improvements. Often, substantial expenditures must be made to modernize, refurbish and/or maintain existing facilities.

      Arenas and stadiums are special purpose properties which cannot be readily convertible to alternative uses. This will adversely affect their liquidation value.

      Churches and Other Religious Facilities. Churches and other religious facilities generally depend on charitable donations to meet expenses and pay for maintenance and capital expenditures. The extent of those donations is dependent on the attendance at any particular religious facility and the extent to which attendees are prepared to make donations, which is influenced by a variety of social, political and economic factors. Donations may be adversely affected by economic conditions, whether local, regional or national. Religious facilities are special purpose properties that are not readily convertible to alternative uses. This will adversely affect their liquidation value.

      Parking Lots and Garages. The primary source of income for parking lots and garages is the rental fees charged for parking spaces. Factors affecting the success of a parking lot or garage include--

      o     the number of rentable parking spaces and rates charged;

      o the location of the lot or garage and, in particular, its proximity to places where large numbers of people work, shop or live;

      o     the amount of alternative parking spaces in the area;

      o     the availability of mass transit; and

      o the perceptions of the safety, convenience and services of the lot or garage.

      Unimproved Land. The value of unimproved land is largely a function of its potential use. This may depend on--

      o     its location;

      o     its size;

      o     the surrounding neighborhood; and

      o     local zoning laws.

      Default and Loss Considerations with Respect to Commercial and Multifamily Mortgage Loans. Mortgage loans secured by liens on income-producing properties are substantially different from mortgage loans made on the security of owner-occupied single-family homes. The repayment of a loan secured by a lien on an income-producing property is typically dependent upon--

      o     the successful operation of the property; and

      o its ability to generate income sufficient to make payments on the loan.

This is particularly true because most or all of the mortgage loans underlying the offered certificates will be nonrecourse loans.

      The debt service coverage ratio of a multifamily or commercial mortgage loan is an important measure of the likelihood of default on the loan. In general, the debt service coverage ratio of a multifamily or commercial mortgage loan at any given time is the ratio of--

      o the amount of income derived or expected to be derived from the related real property for a twelve-month period that is available to pay debt service; to

      o the annualized scheduled payments of principal and/or interest on the mortgage loan and any other senior loans that are secured by the related real property.

The amount described in the first bullet point of the preceding sentence is often a highly subjective number based on a variety of assumptions regarding, and adjustments to, revenues and expenses with respect to the related real property. We will provide a more detailed discussion of its calculation in the related prospectus supplement.

      The cash flow generated by a multifamily or commercial property will generally fluctuate over time and may or may not be sufficient to--

      o     make the loan payments on the related mortgage loan;

      o     cover operating expenses; and

      o     fund capital improvements at any given time.

      Operating revenues of a nonowner-occupied, income-producing property may be affected by the condition of the applicable real estate market and/or area economy. Properties leased, occupied or used on a short-term basis, such as--

      o     some health care-related facilities;

      o     hotels and motels;

      o     recreational vehicle parks; and

      o     mini-warehouse and self-storage facilities,

tend to be affected more rapidly by changes in market or business conditions than do properties typically leased for longer periods, such as--

      o     warehouses;

      o     retail stores;

      o     office buildings; and

      o     industrial facilities.

      Some commercial properties may be owner-occupied or leased to a small number of tenants. Accordingly, the operating revenues may depend substantially on the financial condition of the borrower or one or a few tenants. Mortgage loans secured by liens on owner-occupied and single tenant properties may pose a greater likelihood of default and loss than loans secured by liens on multifamily properties or on multi-tenant commercial properties.

      Increases in property operating expenses can increase the likelihood of a borrower default on a multifamily or commercial mortgage loan secured by the property. Increases in property operating expenses may result from--

      o     increases in energy costs and labor costs;

      o     increases in interest rates and real estate tax rates; and

      o     changes in governmental rules, regulations and fiscal policies.

      Some net leases of commercial properties may provide that the lessee, rather than the borrower/landlord, is responsible for payment of operating expenses. However, a net lease will result in stable net operating income to the borrower/landlord only if the lessee is able to pay the increased operating expense while also continuing to make rent payments.

      Lenders also look to the loan-to-value ratio of a mortgage loan as a factor in evaluating the likelihood of loss if a property is liquidated following a default. In general, the loan-to-value ratio of a multifamily or commercial mortgage loan at any given time is the ratio, expressed as a percentage, of--

      o the then outstanding principal balance of the mortgage loan and any other senior loans that are secured by the related real property; to

      o the estimated value of the related real property based on an appraisal, a cash flow analysis, a recent sales price or another method or benchmark of valuation.

      A low loan-to-value ratio means the borrower has a large amount of its own equity in the multifamily or commercial property that secures its loan. In these circumstances--

      o the borrower has a greater incentive to perform under the terms of the related mortgage loan in order to protect that equity; and

      o the lender has greater protection against loss on liquidation following a borrower default.

      Loan-to-value ratios are not necessarily an accurate measure of the likelihood of liquidation loss in a pool of multifamily and commercial mortgage loans. For example, the value of a multifamily or commercial property as of the date of initial issuance of a series of offered certificates may be less than the estimated value determined at loan origination. The value of any real property, in particular a multifamily or commercial property, will likely fluctuate from time to time. Moreover, even a current appraisal is not necessarily a reliable estimate of value. Appraised values of income-producing properties are generally based on--

      o the market comparison method, which takes into account the recent resale value of comparable properties at the date of the appraisal;

      o the cost replacement method, which takes into account the cost of replacing the property at the date of the appraisal;

      o the income capitalization method, which takes into account the property's projected net cash flow; or

      o     a selection from the values derived from the foregoing methods.

      Each of these appraisal methods presents analytical difficulties. For example--

      o it is often difficult to find truly comparable properties that have recently been sold;

      o the replacement cost of a property may have little to do with its current market value; and

      o income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate capitalization rate and discount rate.

      If more than one appraisal method is used and significantly different results are produced, an accurate determination of value and, correspondingly, a reliable analysis of the likelihood of default and loss, is even more difficult.

      The value of a multifamily or commercial property will be affected by property performance. As a result, if a multifamily or commercial mortgage loan defaults because the income generated by the related property is insufficient to pay operating costs and expenses as well as debt service, then the value of the property will decline and a liquidation loss may occur.

      We believe that the foregoing considerations are important factors that generally distinguish mortgage loans secured by liens on income-producing real estate from single-family mortgage loans. However, the originators of the mortgage loans underlying your offered certificates may not have considered all of those factors for all or any of those loans.

      Payment Provisions of the Mortgage Loans. Each of the mortgage loans included in one of our trusts will have the following features--

      o an original term to maturity of not more than approximately 40 years; and

      o scheduled payments of principal, interest or both, to be made on specified dates, that occur monthly, bi-monthly, quarterly, semi-annually, annually or at some other interval.

      A mortgage loan included in one of our trusts may also include terms that--

      o provide for the accrual of interest at a mortgage interest rate that is fixed over its term, that resets on one or more specified dates or that otherwise adjusts from time to time;

      o provide for the accrual of interest at a mortgage interest rate that may be converted at the borrower's election from an adjustable to a fixed interest rate or from a fixed to an adjustable interest rate;

      o     provide for no accrual of interest;

      o provide for level payments to stated maturity, for payments that reset in amount on one or more specified dates or for payments that otherwise adjust from time to time to accommodate changes in the coupon rate or to reflect the occurrence of specified events;

      o be fully amortizing or, alternatively, may be partially amortizing or nonamortizing, with a substantial payment of principal due on its stated maturity date;

      o     permit the negative amortization or deferral of accrued interest;

      o permit defeasance and the release of the real property collateral in connection with that defeasance; and/or

      o prohibit some or all voluntary prepayments or require payment of a premium, fee or charge in connection with those prepayments.

      Mortgage Loan Information in Prospectus Supplements. We will describe in the related prospectus supplement the characteristics of the mortgage loans that we will include in any of our trusts. In general, we will provide in the related prospectus supplement, among other items, the following information on the particular mortgage loans in one of our trusts--

      o the total outstanding principal balance and the largest, smallest and average outstanding principal balance of the mortgage loans;

      o the type or types of property that provide security for repayment of the mortgage loans;

      o the earliest and latest origination date and maturity date of the mortgage loans;

      o the original and remaining terms to maturity of the mortgage loans, or the range of each of those terms to maturity, and the weighted average original and remaining terms to maturity of the mortgage loans;

      o loan-to-value ratios of the mortgage loans either at origination or as of a more recent date, or the range of those loan-to-value ratios, and the weighted average of those loan-to-value ratios;

      o the mortgage interest rates of the mortgage loans, or the range of those mortgage interest rates, and the weighted average mortgage interest rate of the mortgage loans;

      o if any mortgage loans have adjustable mortgage interest rates, the index or indices upon which the adjustments are based, the adjustment dates, the range of gross margins and the weighted average gross margin, and any limits on mortgage interest rate adjustments at the time of any adjustment and over the life of the loan;

      o information on the payment characteristics of the mortgage loans, including applicable prepayment restrictions;

      o debt service coverage ratios of the mortgage loans either at origination or as of a more recent date, or the range of those debt service coverage ratios, and the weighted average of those debt service coverage ratios; and

      o the geographic distribution of the properties securing the mortgage loans on a state-by-state basis.

      If we are unable to provide the specific information described above at the time a series of offered certificates is initially offered, we will provide--

      o     more general information in the related prospectus supplement; and

      o specific information in a report which will be filed with the SEC as part of a Current Report on Form 8-K within 15 days following the issuance of those certificates.

      If any mortgage loan, or group of related mortgage loans, included in one of our trusts represents a material concentration of credit risk, we will include in the related prospectus supplement financial statements or other financial information on the related real property or properties.

Mortgage-Backed Securities

      The mortgage backed-securities underlying a series of offered certificates may include--

      o mortgage participations, mortgage pass-through certificates, collateralized mortgage obligations or other mortgage-backed securities that are not insured or guaranteed by any governmental agency or instrumentality; or

      o certificates issued and/or insured or guaranteed by Freddie Mac, Fannie Mae, Ginnie Mae, Farmer Mac, or another federal or state governmental agency or instrumentality.

      In addition, each of those mortgage-backed securities will directly or indirectly evidence an interest in, or be secured by a pledge of, multifamily and/or commercial mortgage loans.

      Each mortgage-backed security included in one of our trusts--

      o will have been registered under the Securities Act of 1933, as amended;

      o     will be exempt from the registration requirements of that Act;

      o will have been held for at least the holding period specified in Rule 144(k) under that Act; or

      o may otherwise be resold by us publicly without registration under that Act.

      We will describe in the related prospectus supplement the characteristics of the mortgage-backed securities that we will include in any of our trusts. In general, we will provide in the related prospectus supplement, among other items, the following information on the particular mortgage-backed securities included in one of our trusts--

      o the initial and outstanding principal amount(s) and type of the securities;

      o the original and remaining term(s) to stated maturity of the securities;

      o the pass-through or bond rate(s) of the securities or the formula for determining those rate(s);

      o     the payment characteristics of the securities;

      o the identity of the issuer(s), servicer(s) and trustee(s) for the securities;

      o     a description of the related credit support, if any;

      o     the type of mortgage loans underlying the securities;

      o the circumstances under which the related underlying mortgage loans, or the securities themselves, may be purchased prior to maturity;

      o the terms and conditions for substituting mortgage loans backing the securities; and

      o the characteristics of any agreements or instruments providing interest rate protection to the securities.

      With respect to any mortgage-backed security included in one of our trusts, we will provide in our reports filed under the Securities Exchange Act of 1934, as amended, the same information regarding the security as is provided by the issuer of the security in its own reports filed under that Act, if the security was publicly offered, or in the reports the issuer of the security provides to the related trustee, if the security was privately issued.

Substitution, Acquisition and Removal of Mortgage Assets

      If so specified in the related prospectus supplement, we or another specified person or entity may be permitted, at our or its option, but subject to the conditions specified in that prospectus supplement, to acquire from the related trust particular mortgage assets underlying a series of offered certificates in exchange for--

      o cash that would be applied to pay down the principal balances of the certificates of that series; and/or

      o     other mortgage loans or mortgage-backed securities that--

            1. conform to the description of mortgage assets in this prospectus, and

            2. satisfy the criteria set forth in the related prospectus supplement.

      In addition, if so specified in the related prospectus supplement, the trustee may be authorized or required to apply collections on the related mortgage assets to acquire new mortgage loans or mortgage-backed securities that--

      o     conform to the description of mortgage assets in this prospectus;
            and

      o     satisfy the criteria set forth in the related prospectus supplement.

      No replacement of mortgage assets or acquisition of new mortgage assets will be permitted if it would result in a qualification, downgrade or withdrawal of the then-current rating assigned by any rating agency to any class of affected offered certificates.

Undelivered Mortgage Assets

      In general, the total outstanding principal balance of the mortgage assets transferred by us to any particular trust will equal or exceed the initial total outstanding principal balance of the related series of certificates. In the event that the total outstanding principal balance of the related mortgage assets initially delivered by us to the related trustee is less than the initial total outstanding principal balance of any series of certificates, we may deposit or arrange for the deposit of cash or liquid investments on an interim basis with the related trustee to cover the shortfall. For 90 days following the date of initial issuance of that series of certificates, we will be entitled to obtain a release of the deposited cash or investments if we deliver or arrange for delivery of a corresponding amount of mortgage assets. If we fail, however, to deliver mortgage assets sufficient to make up the entire shortfall, any of the cash or, following liquidation, investments remaining on deposit with the related trustee will be used by the related trustee to pay down the total principal balance of the related series of certificates, as described in the related prospectus supplement.

Accounts

      The trust assets underlying a series of offered certificates will include one or more accounts established and maintained on behalf of the holders. All payments and collections received or advanced on the mortgage assets and other trust assets will be deposited and held in those accounts. We will identify and describe those accounts, and will further describe the deposits to and withdrawals from those accounts, in the related prospectus supplement.

Credit Support

      The holders of any class of offered certificates may be the beneficiaries of credit support designed to protect them partially or fully against all or particular defaults and losses on the related mortgage assets. The types of credit support that may benefit the holders of a class of offered certificates include--

      o the subordination or one or more other classes of certificates of the same series;

      o     a letter of credit;

      o     a surety bond;

      o     an insurance policy;

      o     a guarantee;

      o     a credit derivative; and/or

      o     a reserve fund.

      In the related prospectus supplement, we will describe the amount and types of any credit support benefiting the holders of a class of offered certificates.

Arrangements Providing Reinvestment, Interest Rate and Currency Related
Protection

      The trust assets for a series of offered certificates may include guaranteed investment contracts in accordance with which moneys held in the funds and accounts established for that series will be invested at a specified rate. Those trust assets may also include--

      o     interest rate exchange agreements;

      o     interest rate cap agreements;

      o     interest rate floor agreements;

      o     currency exchange agreements; or

      o other agreements or arrangements designed to reduce the effects of interest rate or currency exchange rate fluctuations with respect to the related mortgage assets and one or more classes of offered certificates.

      In the related prospectus supplement, we will describe any agreements or other arrangements designed to protect the holders of a class of offered certificates against shortfalls resulting from movements or fluctuations in interest rates or currency exchange rates. If applicable, we will also identify any obligor under the agreement or other arrangement.

                        YIELD AND MATURITY CONSIDERATIONS

General

      The yield on your offered certificates will depend on--

      o     the price you paid for your offered certificates;

      o     the pass-through rate on your offered certificates; and

      o     the amount and timing of payments on your offered certificates.

      The following discussion contemplates a trust established by us that consists only of mortgage loans. If one of our trusts also includes a mortgage-backed security, the payment terms of that security will soften or enhance the effects that the characteristics and behavior of mortgage loans backing that security can have on the yield to maturity and/or weighted average life of a class of offered certificates. If one of our trusts includes a mortgage-backed security, we will discuss in the related prospectus supplement the effect, if any, that the security may have on the yield to maturity and weighted average lives of the related offered certificates.

Pass-Through Rate

      A class of interest-bearing offered certificates may have a fixed, variable or adjustable pass-through rate. We will specify in the related prospectus supplement the pass-through rate for each class of interest-bearing offered certificates or, if the pass-through rate is variable or adjustable, the method of determining the pass-through rate.

Payment Delays

      There will be a delay between the date on which payments on the underlying mortgage loans are due and the date on which those payments are passed through to you and other investors. That delay will reduce the yield that would otherwise be produced if those payments were passed through on your offered certificates on the same date that they were due.

Yield and Prepayment Considerations

      The yield to maturity on your offered certificates will be affected by the rate of principal payments on the underlying mortgage loans and the allocation of those principal payments to reduce the principal balance or notional amount of your offered certificates. The rate of principal payments on those mortgage loans will be affected by the following--

      o the amortization schedules of the mortgage loans, which may change from time to time to reflect, among other things, changes in mortgage interest rates or partial prepayments of principal;

      o     the dates on which any balloon payments are due; and

      o the rate of principal prepayments on the mortgage loans, including voluntary prepayments by borrowers and involuntary prepayments resulting from liquidations, casualties or purchases of mortgage loans.

      Because the rate of principal prepayments on the mortgage loans underlying your offered certificates will depend on future events and a variety of factors, we cannot give you any assurance as to that rate.

      The extent to which the yield to maturity of your offered certificates may vary from your anticipated yield will depend upon--

      o whether you purchased your offered certificates at a discount or premium and, if so, the extent of that discount or premium; and

      o when, and to what degree, payments of principal on the underlying mortgage loans are applied or otherwise result in the reduction of the principal balance or notional amount of your offered certificates.

      If you purchase your offered certificates at a discount, you should consider the risk that a slower than anticipated rate of principal payments on the underlying mortgage loans could result in an actual yield to you that is lower than your anticipated yield. If you purchase your offered certificates at a premium, you should consider the risk that a faster than anticipated rate of principal payments on the underlying mortgage loans could result in an actual yield to you that is lower than your anticipated yield.

      If your offered certificates entitle you to payments of interest, with disproportionate, nominal or no payments of principal, you should consider that your yield will be extremely sensitive to prepayments on the underlying mortgage loans and, under some prepayment scenarios, may be negative.

      If a class of offered certificates accrues interest on a notional amount, that notional amount will, in general, either--

      o be based on the principal balances of some or all of the mortgage assets in the related trust; or

      o equal the total principal balance of one or more of the other classes of certificates of the same series.

Accordingly, the yield on that class of certificates will be inversely related to, as applicable, the rate at which--

      o payments and other collections of principal are received on the mortgage assets referred to in the first bullet point of the prior sentence; or

      o payments are made in reduction of the total principal balance of the class or classes of certificates referred to in the second bullet point of the prior sentence.

      The extent of prepayments of principal of the mortgage loans underlying your offered certificates may be affected by a number of factors, including--

      o     the availability of mortgage credit;

      o the relative economic vitality of the area in which the related real properties are located;

      o     the quality of management of the related real properties;

      o     the servicing of the mortgage loans;

      o     possible changes in tax laws; and

      o     other opportunities for investment.

In general, those factors that increase--

      o the attractiveness of selling or refinancing a commercial or multifamily property; or

      o the likelihood of default under a commercial or multifamily mortgage loan,

would be expected to cause the rate of prepayment to accelerate. In contrast, those factors having an opposite effect would be expected to cause the rate of prepayment to slow.

      The rate of principal payments on the mortgage loans underlying your offered certificates may also be affected by the existence and enforceability of prepayment restrictions, such as--

      o     prepayment lock-out periods; and

      o requirements that voluntary principal prepayments be accompanied by prepayment premiums, fees or charges.

If enforceable, those provisions could constitute either an absolute prohibition, in the case of a prepayment lock-out period, or a disincentive, in the case of a prepayment premium, fee or charge, to a borrower's voluntarily prepaying its mortgage loan, thereby slowing the rate of prepayments.

      The rate of prepayment on a pool of mortgage loans is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. As prevailing market interest rates decline, a borrower may have an increased incentive to refinance its mortgage loan. Even in the case of adjustable rate mortgage loans, as prevailing market interest rates decline, the related borrowers may have an increased incentive to refinance for the following purposes--

      o     to convert to a fixed rate loan and thereby lock in that rate; or

      o to take advantage of a different index, margin or rate cap or floor on another adjustable rate mortgage loan.

      Subject to prevailing market interest rates and economic conditions generally, a borrower may sell a real property in order to--

      o     realize its equity in the property;

      o     meet cash flow needs; or

      o     make other investments.

      Additionally, some borrowers may be motivated by federal and state tax laws, which are subject to change, to sell their properties prior to the exhaustion of tax depreciation benefits.

      We make no representation as to--

      o the particular factors that will affect the prepayment of the mortgage loans underlying any series of offered certificates;

      o     the relative importance of those factors;

      o the percentage of the principal balance of those mortgage loans that will be paid as of any date; or

      o     the overall rate of prepayment on those mortgage loans.

Weighted Average Life and Maturity

      The rate at which principal payments are received on the mortgage loans underlying any series of offered certificates will affect the ultimate maturity and the weighted average life of one or more classes of those certificates. In general, weighted average life refers to the average amount of time that will elapse from the date of issuance of an instrument until each dollar allocable as principal of that instrument is repaid to the investor.

      The weighted average life and maturity of a class of offered certificates will be influenced by the rate at which principal on the underlying mortgage loans is paid to that class, whether in the form of--

      o     scheduled amortization; or

      o     prepayments, including--

            1.    voluntary prepayments by borrowers, and

            2. involuntary prepayments resulting from liquidations, casualties or condemnations and purchases of mortgage loans out of the related trust.

      Prepayment rates on loans are commonly measured relative to a prepayment standard or model, such as the CPR prepayment model or the SPA prepayment model. CPR represents an assumed constant rate of prepayment each month, expressed as an annual percentage, relative to the then outstanding principal balance of a pool of mortgage loans for the life of those loans. SPA represents an assumed variable rate of prepayment each month, expressed as an annual percentage, relative to the then outstanding principal balance of a pool of mortgage loans, with different prepayment assumptions often expressed as percentages of SPA. For example, a prepayment assumption of 100% of SPA assumes prepayment rates of 0.2% per annum of the then outstanding principal balance of those loans in the first month of the life of the loans and an additional 0.2% per annum in each month thereafter until the 30th month. Beginning in the 30th month, and in each month thereafter during the life of the loans, 100% of SPA assumes a constant prepayment rate of 6% per annum each month.

      Neither CPR nor SPA nor any other prepayment model or assumption is a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any particular pool of mortgage loans. Moreover, the CPR and SPA models were developed based upon historical prepayment experience for single-family mortgage loans. It is unlikely that the prepayment experience of the mortgage loans underlying your offered certificates will conform to any particular level of CPR or SPA.

      In the prospectus supplement for a series of offered certificates, we will include tables, if applicable, setting forth--

      o the projected weighted average life of each class of those offered certificates with principal balances; and

      o the percentage of the initial total principal balance of each class of those offered certificates that would be outstanding on specified dates,

based on the assumptions stated in that prospectus supplement, including assumptions regarding prepayments on the underlying mortgage loans. Those tables and assumptions illustrate the sensitivity of the weighted average lives of those offered certificates to various assumed prepayment rates and are not intended to predict, or to provide information that will enable you to predict, the actual weighted average lives of your offered certificates.

Other Factors Affecting Yield, Weighted Average Life and Maturity

      Balloon Payments; Extensions of Maturity. Some or all of the mortgage loans underlying a series of offered certificates may require that balloon payments be made at maturity. The ability of a borrower to make a balloon payment typically will depend upon its ability either--

      o     to refinance the loan; or

      o     to sell the related real property.

If a borrower is unable to refinance or sell the related real property, there is a possibility that the borrower may default on the mortgage loan or that the maturity of the mortgage loan may be extended in connection with a workout. If a borrower defaults, recovery of proceeds may be delayed by--

      o     the bankruptcy of the borrower; or

      o adverse economic conditions in the market where the related real property is located.

      In order to minimize losses on defaulted mortgage loans, the related master servicer or special servicer may be authorized within prescribed limits to modify mortgage loans that are in default or as to which a payment default is reasonably foreseeable. Any defaulted balloon payment or modification that extends the maturity of a mortgage loan may delay payments of principal on your offered certificates and extend the weighted average life of your offered certificates.

      Negative Amortization. The weighted average life of a class of offered certificates can be affected by mortgage loans that permit negative amortization to occur. Those are the mortgage loans that provide for the current payment of interest calculated at a rate lower than the rate at which interest accrues on the mortgage loan, with the unpaid portion of that interest being added to the related principal balance. Negative amortization most commonly occurs with respect to an adjustable rate mortgage loan that--

      o limits the amount by which its scheduled payment may adjust in response to a change in its mortgage interest rate;

      o provides that its scheduled payment will adjust less frequently than its mortgage interest rate; or

      o provides for constant scheduled payments regardless of adjustments to its mortgage interest rate.

      Negative amortization on one or more mortgage loans in any of our trusts may result in negative amortization on a related class of offered certificates. We will describe in the related prospectus supplement, if applicable, the manner in which negative amortization with respect to the underlying mortgage loans is allocated among the respective classes of a series of offered certificates.

      The portion of any mortgage loan negative amortization allocated to a class of offered certificates may result in a deferral of some or all of the interest payable on those certificates. Deferred interest may be added to the total principal balance of a class of offered certificates. In addition, an adjustable rate mortgage loan that permits negative amortization would be expected during a period of increasing interest rates to amortize, if at all, at a slower rate than if interest rates were declining or were remaining constant. This slower rate of mortgage loan amortization would be reflected in a slower rate of amortization for one or more classes of certificates of the related series. Accordingly, there may be an increase in the weighted average lives of those classes of certificates to which any mortgage loan negative amortization would be allocated or that would bear the effects of a slower rate of amortization of the underlying mortgage loans.

      The extent to which the yield on your offered certificates may be affected by any negative amortization on the underlying mortgage loans will depend, in part, upon whether you purchase your offered certificates at a premium or a discount.

      During a period of declining interest rates, the scheduled payment on an adjustable rate mortgage loan may exceed the amount necessary to amortize the loan fully over its remaining amortization schedule and pay interest at the then applicable mortgage interest rate. The result is the accelerated amortization of the mortgage loan. The acceleration in amortization of a mortgage loan will shorten the weighted average lives of those classes of certificates that entitle their holders to a portion of the principal payments on the mortgage loan.

      Foreclosures and Payment Plans. The weighted average life of and yield on your offered certificates will be affected by--

      o the number of foreclosures with respect to the underlying mortgage loans; and

      o the principal amount of the foreclosed mortgage loans in relation to the principal amount of those mortgage loans that are repaid in accordance with their terms.

      Servicing decisions made with respect to the underlying mortgage loans, including the use of payment plans prior to a demand for acceleration and the restructuring of mortgage loans in bankruptcy proceedings or otherwise, may also affect the payment patterns of particular mortgage loans and, as a result, the weighted average life of and yield on your offered certificates.

      Losses and Shortfalls on the Mortgage Assets. The yield on your offered certificates will directly depend on the extent to which you are required to bear the effects of any losses or shortfalls in collections on the underlying mortgage loans and the timing of those losses and shortfalls. In general, the earlier that you bear any loss or shortfall, the greater will be the negative effect on the yield of your offered certificates.

      The amount of any losses or shortfalls in collections on the mortgage assets in any of our trusts will, to the extent not covered or offset by draws on any reserve fund or under any instrument of credit support, be allocated among the various classes of certificates of the related series in the priority and manner, and subject to the limitations, that we specify in the related prospectus supplement. As described in the related prospectus supplement, those allocations may be effected by the following--

      o a reduction in the entitlements to interest and/or the total principal balances of one or more classes of certificates; and/or

      o the establishment of a priority of payments among classes of certificates.

      If you purchase subordinated certificates, the yield to maturity on those certificates may be extremely sensitive to losses and shortfalls in collections on the underlying mortgage loans.

      Additional Certificate Amortization. If your offered certificates have a principal balance, then they entitle you to a specified portion of the principal payments received on the underlying mortgage loans. They may also entitle you to payments of principal from the following sources--

      o amounts attributable to interest accrued but not currently payable on one or more other classes of certificates of the applicable series;

      o interest received or advanced on the underlying mortgage assets that is in excess of the interest currently accrued on the certificates of the applicable series;

      o prepayment premiums, fees and charges, payments from equity participations or any other amounts received on the underlying mortgage assets that do not constitute interest or principal; or

      o     any other amounts described in the related prospectus supplement.

      The amortization of your offered certificates out of the sources described in the prior paragraph would shorten their weighted average life and, if your offered certificates were purchased at a premium, reduce their yield to maturity.

                         DESCRIPTION OF THE CERTIFICATES

General

      Each series of offered certificates, together with any non-offered certificates of the same series, will represent the entire beneficial ownership interest in a trust established by us. Each series of offered certificates will consist of one or more classes. Any non-offered certificates of that series will likewise consist of one or more classes.

      A series of certificates consists of all those certificates that--

      o     have the same series designation;

      o     were issued under the same Governing Document; and

      o     represent beneficial ownership interests in the same trust.

      A class of certificates consists of all those certificates of a particular series that--

      o     have the same class designation; and

      o     have the same payment terms.

      The respective classes of offered and non-offered certificates of any series may have a variety of payment terms. An offered certificate may entitle the holder to receive--

      o a stated principal amount, which will be represented by its principal balance;

      o interest on a principal balance or notional amount, at a fixed, variable or adjustable pass-through rate;

      o specified, fixed or variable portions of the interest, principal or other amounts received on the related mortgage assets;

      o payments of principal, with disproportionate, nominal or no payments of interest;

      o payments of interest, with disproportionate, nominal or no payments of principal;

      o payments of interest or principal that commence only as of a specified date or only after the occurrence of specified events, such as the payment in full of the interest and principal outstanding on one or more other classes of certificates of the same series;

      o payments of principal to be made, from time to time or for designated periods, at a rate that is--

            1.    faster and, in some cases, substantially faster, or

            2.    slower and, in some cases, substantially slower,

            than the rate at which payments or other collections of principal are received on the related mortgage assets;

      o payments of principal to be made, subject to available funds, based on a specified principal payment schedule or other methodology; or

      o payments of all or part of the prepayment or repayment premiums, fees and charges, equity participations payments or other similar items received on the related mortgage assets.

      Any class of offered certificates may be senior or subordinate to one or more other classes of certificates of the same series, including a non-offered class of certificates of that series, for purposes of some or all payments and/or allocations of losses or other shortfalls.

      A class of offered certificates may have two or more component parts, each having characteristics that are described in this prospectus as being attributable to separate and distinct classes. For example, a class of offered certificates may have a total principal balance on which it accrues interest at a fixed, variable or adjustable rate. That class of offered certificates may also accrue interest on a total notional amount at a different fixed, variable or adjustable rate. In addition, a class of offered certificates may accrue interest on one portion of its total principal balance or notional amount at one fixed, variable or adjustable rate and on another portion of its total principal balance or notional amount at a different fixed, variable or adjustable rate.

      Each class of offered certificates will be issued in minimum denominations corresponding to specified principal balances, notional amounts or percentage interests, as described in the related prospectus supplement. A class of offered certificates may be issued in fully registered, definitive form and evidenced by physical certificates or may be issued in book-entry form through the facilities of The Depository Trust Company. Offered certificates held in fully registered, definitive form may be transferred or exchanged, subject to any restrictions on transfer described in the related prospectus supplement, at the location specified in the related prospectus supplement, without the payment of any service charges, except for any tax or other governmental charge payable in connection with the transfer or exchange. Interests in offered certificates held in book-entry form will be transferred on the book-entry records of DTC and its participating organizations. If we so specify in the related prospectus supplement, we will arrange for clearance and settlement through Clearstream Banking, societe anonyme or the Euroclear System, for so long as they are participants in DTC.

Payments on the Certificates

      General. Payments on a series of offered certificates may occur monthly, bi-monthly, quarterly, semi-annually, annually or at any other specified interval. In the prospectus supplement for each series of offered certificates, we will identify--

      o     the periodic payment date for that series; and

      o the record date as of which certificateholders entitled to payments on any particular payment date will be established.

      All payments with respect to a class of offered certificates on any payment date will be allocated pro rata among the outstanding certificates of that class in proportion to the respective principal balances, notional amounts or percentage interests, as the case may be, of those certificates. Payments on an offered certificate will be made to the holder entitled thereto either--

      o by wire transfer of immediately available funds to the account of that holder at a bank or similar entity, provided that the holder has furnished the party making the payments with wiring instructions no later than the applicable record date and has satisfied any other conditions specified in the related prospectus supplement; or

      o by check mailed to the address of that holder as it appears in the certificate register, in all other cases.

      In general, the final payment on any offered certificate will be made only upon presentation and surrender of that certificate at the location specified to the holder in notice of final payment.

      Payments of Interest. In the case of each class of interest-bearing offered certificates, interest will accrue from time to time, at the applicable pass-through rate and in accordance with the applicable interest accrual method, on the total outstanding principal balance or notional amount of that class.

      The pass-through rate for a class of interest-bearing offered certificates may be fixed, variable or adjustable. We will specify in the related prospectus supplement the pass-through rate for each class of interest-bearing offered certificates or, in the case of a variable or adjustable pass-through rate, the method for determining that pass-through rate.

      Interest may accrue with respect to any offered certificate on the basis of--

      o     a 360-day year consisting of twelve 30-day months;

      o the actual number of days elapsed during each relevant period in a year assumed to consist of 360 days;

      o the actual number of days elapsed during each relevant period in a normal calendar year; or

      o     any other method identified in the related prospectus supplement.

      We will identify the interest accrual method for each class of offered certificates in the related prospectus supplement.

      Subject to available funds and any adjustments to interest entitlements described in the related prospectus supplement, accrued interest with respect to each class of interest-bearing offered certificates will normally be payable on each payment date. However, in the case of some classes of interest-bearing offered certificates, payments of accrued interest will only begin on a particular payment date or under the circumstances described in the related prospectus supplement. Prior to that time, the amount of accrued interest otherwise payable on that class will be added to its total principal balance on each date or otherwise deferred as described in the related prospectus supplement.

      If a class of offered certificates accrues interest on a total notional amount, that total notional amount, in general, will be either--

      o based on the principal balances of some or all of the related mortgage assets; or

      o equal to the total principal balances of one or more other classes of certificates of the same series.

      Reference to the notional amount of any certificate is solely for convenience in making calculations of interest and does not represent the right to receive any payments of principal.

      We will describe in the related prospectus supplement the extent to which the amount of accrued interest that is payable on, or that may be added to the total principal balance of, a class of interest-bearing offered certificates may be reduced as a result of any contingencies, including shortfalls in interest collections due to prepayments, delinquencies, losses and deferred interest on the related mortgage assets.

      Payments of Principal. An offered certificate may or may not have a principal balance. If it does, that principal balance outstanding from time to time will represent the maximum amount that the holder of that certificate will be entitled to receive as principal out of the future cash flow on the related mortgage assets and the other related trust assets.

      The total outstanding principal balance of any class of offered certificates will be reduced by--

      o     payments of principal actually made to the holders of that class;
            and

      o if and to the extent that we so specify in the related prospectus supplement, losses of principal on the related mortgage assets that are allocated to or are required to be borne by that class.

      A class of interest-bearing offered certificates may provide that payments of accrued interest will only begin on a particular payment date or under the circumstances described in the related prospectus supplement. If so, the total outstanding principal balance of that class may be increased by the amount of any interest accrued, but not currently payable, on that class.

      We will describe in the related prospectus supplement any other adjustments to the total outstanding principal balance of a class of offered certificates.

      Unless we so state in the related prospectus supplement, the initial total principal balance of all classes of a series will not be greater than the total outstanding principal balance of the related mortgage assets transferred by us to the related trust. We will specify the expected initial total principal balance of each class of offered certificates in the related prospectus supplement.

      The payments of principal to be made on a series of offered certificates from time to time will, in general, be a function of the payments, other collections and advances received or made as described in the related prospectus supplement. Payments of principal on a series of offered certificates may also be made from the following sources--

      o amounts attributable to interest accrued but not currently payable on one or more other classes of certificates of the applicable series;

      o interest received or advanced on the underlying mortgage assets that is in excess of the interest currently accrued on the certificates of the applicable series;

      o prepayment premiums, fees and charges, payments from equity participations or any other amounts received on the underlying mortgage assets that do not constitute interest or principal; or

      o     any other amounts described in the related prospectus supplement.

      We will describe in the related prospectus supplement the principal entitlement of each class of offered certificates on each payment date.

Allocation of Losses and Shortfalls

      If and to the extent that any losses or shortfalls in collections on the mortgage assets in any of our trusts are not covered or offset by delinquency advances or draws on any reserve fund or under any instrument of credit support, they will be allocated among the various classes of certificates of the related series in the priority and manner, and subject to the limitations, specified in the related prospectus supplement. As described in the related prospectus supplement, the allocations may be effected as follows--

      o by reducing the entitlements to interest and/or the total principal balances of one or more of those classes; and/or

      o     by establishing a priority of payments among those classes.

      See "Description of Credit Support."

Advances

      If any trust established by us includes mortgage loans, then as and to the extent described in the related prospectus supplement, the related master servicer, the related special servicer, the related trustee, any related provider of credit support and/or any other specified person may be obligated to make, or may have the option of making, advances with respect to those mortgage loans to cover--

      o delinquent payments of principal and/or interest, other than balloon payments;

      o     property protection expenses;

      o     other servicing expenses; or

      o     any other items specified in the related prospectus supplement.

      If there are any limitations with respect to a party's advancing obligations, we will discuss those limitations in the related prospectus supplement.

      Advances are intended to maintain a regular flow of scheduled interest and principal payments to certificateholders. Advances are not a guarantee against losses. The advancing party will be entitled to recover all of its advances out of--

      o subsequent recoveries on the related mortgage loans, including amounts drawn under any fund or instrument constituting credit support; and

      o any other specific sources identified in the related prospectus supplement.

      If and to the extent that we so specify in the related prospectus supplement, any entity making advances will be entitled to receive interest on some or all of those advances for a specified period during which they are outstanding at the rate specified in that prospectus supplement. That entity may be entitled to payment of interest on its outstanding advances--

      o periodically from general collections on the mortgage assets in the related trust, prior to any payment to the related series of certificateholders; or

      o at any other times and from any other sources as we may describe in the related prospectus supplement.

      If any trust established by us includes mortgage-backed securities, we will discuss in the related prospectus supplement any comparable advancing obligations with respect to those securities or the mortgage loans that back them.

Reports to Certificateholders

      On or about each payment date, the related master servicer, manager or trustee will forward to each offered certificateholder a statement substantially in the form, or specifying the information, set forth in the related prospectus supplement. In general, that statement will include information regarding--

      o the payments made on that payment date with respect to the applicable class of offered certificates; and

      o     the recent performance of the mortgage assets.

      Within a reasonable period of time after the end of each calendar year, the related master servicer, manager or trustee, as the case may be, will be required to furnish to each person who at any time during the calendar year was a holder of an offered certificate a statement containing information regarding the principal, interest and other amounts paid on the applicable class of offered certificates, aggregated for--

      o     that calendar year; or

      o the applicable portion of that calendar year during which the person was a certificateholder.

The obligation to provide that annual statement will be deemed to have been satisfied by the related master servicer, manager or trustee, as the case may be, to the extent that substantially comparable information is provided in accordance with any requirements of the Internal Revenue Code of 1986.

      If one of our trusts includes mortgage-backed securities, the ability of the related master servicer, manager or trustee, as the case may be, to include in any payment date statement information regarding the mortgage loans that back those securities will depend on comparable reports being received with respect to them.

Voting Rights

      Voting rights will be allocated among the respective classes of offered and non-offered certificates of each series in the manner described in the related prospectus supplement. Certificateholders will generally not have a right to vote, except--

      o with respect to those amendments to the governing documents described under "Description of the Governing Documents--Amendment"; or

      o as otherwise specified in this prospectus or in the related prospectus supplement.

      As and to the extent described in the related prospectus supplement, the certificateholders entitled to a specified amount of the voting rights for a particular series will have the right to act as a group to remove or replace the related trustee, master servicer, special servicer or manager. In general, that removal or replacement must be for cause. We will identify exceptions in the related prospectus supplement.

Termination

      The trust for each series of offered certificates will terminate and cease to exist following--

      o the final payment or other liquidation of the last mortgage asset in that trust; and

      o the payment, or provision for payment, to the certificateholders of that series of all amounts required to be paid to them.

      Written notice of termination of a trust will be given to each affected certificateholder. The final payment will be made only upon presentation and surrender of the certificates of the related series at the location to be specified in the notice of termination.

      If we so specify in the related prospectus supplement, one or more designated parties will be entitled to purchase all of the mortgage assets underlying a series of offered certificates, thereby effecting early retirement of the certificates and early termination of the related trust. We will describe in the related prospectus supplement the circumstances under which that purchase may occur.

      If we so specify in the related prospectus supplement, one or more certificateholders will be entitled to exchange all of the certificates of a particular series for all of the mortgage assets underlying that series, thereby effecting early termination of the related trust. We will describe in the related prospectus supplement the circumstances under which that exchange may occur.

      In addition, if we so specify in the related prospectus supplement, on a specified date or upon the reduction of the total principal balance of a specified class or classes of certificates by a specified percentage or amount, a party designated in the related prospectus supplement may be authorized or required to solicit bids for the purchase of all the mortgage assets of the related trust or of a sufficient portion of the mortgage assets to retire that class or those classes of certificates. The solicitation of bids must be conducted in a commercially reasonable manner, and assets will, in general, be sold at their fair market value. If the fair market value of the mortgage assets being sold is less than their unpaid balance, then the certificateholders of one or more classes of certificates may receive an amount less than the total principal balance of, and accrued and unpaid interest on, their certificates.

Book-Entry Registration

      General. Any class of offered certificates may be issued in book-entry form through the facilities of DTC. If so, that class will be represented by one or more global certificates registered in the name of DTC or its nominee. If we so specify in the related prospectus supplement, we will arrange for clearance and settlement through the Euroclear System or Clearstream Banking, societe anonyme, for so long as they are participants in DTC.

      DTC, Euroclear and Clearstream, Luxembourg. DTC is--

      o     a limited-purpose trust company organized under the New York Banking
            Law;

      o     a "banking corporation" within the meaning of the New York Banking
            Law;

      o     a member of the Federal Reserve System;

      o a "clearing corporation" within the meaning of the New York Uniform Commercial Code; and

      o a "clearing agency" registered under the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

      DTC was created to hold securities for participants in the DTC system and to facilitate the clearance and settlement of securities transactions between those participants through electronic computerized book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. Organizations that maintain accounts with DTC include securities brokers and dealers, banks, trust companies and clearing corporations and may include other organizations. DTC is owned by a number of its participating organizations and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that directly or indirectly clear through or maintain a custodial relationship with one of the organizations that maintains an account with DTC. The rules applicable to DTC and its participating organizations are on file with the SEC.

      It is our understanding that Clearstream, Luxembourg holds securities for its member organizations and facilitates the clearance and settlement of securities transactions between its member organizations through electronic book-entry changes in accounts of those organizations, thereby eliminating the need for physical movement of certificates. Transactions may be settled in Clearstream, Luxembourg in over 28 currencies, including United States dollars. Clearstream, Luxembourg provides to its member organizations, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream, Luxembourg interfaces with domestic securities markets in over 30 countries through established depository and custodial relationships. Clearstream, Luxembourg is registered as a bank in Luxembourg. It is subject to regulation by the Banque Centrale du Luxembourg, which supervises Luxembourg banks. Clearstream, Luxembourg's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream, Luxembourg's U.S. customers are limited to securities brokers and dealers, and banks. Indirect access to Clearstream, Luxembourg is available to other institutions that clear through or maintain a custodial relationship with an account holder of Clearstream, Luxembourg. Clearstream, Luxembourg and Euroclear have established an electronic bridge between their two systems across which their respective participants may settle trades with each other.

      It is our understanding that Euroclear holds securities for its member organizations and facilitates clearance and settlement of securities transactions between its member organizations through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Over 210,000 different securities are accepted for settlement through Euroclear, the majority of which are domestic securities from over 30 markets. Transactions may be settled in Euroclear in any of over 30 currencies, including United States dollars. The Euroclear system includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described below in this "--Book-Entry Registration" section. Euroclear is operated by Euroclear Bank S.A./N.V., as Euroclear Operator, under a license agreement with Euroclear Clearance System Public Limited Company. All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not Euroclear Clearance System. Indirect access to the Euroclear system is also available to other firms that clear through or maintain a custodial relationship with a member organization of Euroclear, either directly or indirectly. Euroclear and Clearstream, Luxembourg have established an electronic bridge between their two systems across which their respective participants may settle trades with each other.

      Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Euroclear Terms and Conditions. The Euroclear Terms and Conditions govern transfers of securities and cash within the Euroclear system, withdrawal of securities and cash from the Euroclear system, and receipts of payments with respect to securities in the Euroclear system. All securities in the Euroclear system are held on a fungible basis without attribution of specific securities to specific securities clearance accounts. The Euroclear Operator acts under the Euroclear Terms and Conditions only on behalf of member organizations of Euroclear and has no record of or relationship with persons holding through those member organizations.

      The information in this prospectus concerning DTC, Euroclear and Clearstream, Luxembourg, and their book-entry systems, has been obtained from sources believed to be reliable, but we do not take any responsibility for the accuracy or completeness of that information.

      Holding and Transferring Book-Entry Certificates. Purchases of book-entry certificates under the DTC system must be made by or through, and will be recorded on the records of, the Financial Intermediary that maintains the beneficial owner's account for that purpose. In turn, the Financial Intermediary's ownership of those certificates will be recorded on the records of DTC or, alternatively, if the Financial Intermediary does not maintain an account with DTC, on the records of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC. A beneficial owner of book-entry certificates must rely on the foregoing procedures to evidence its beneficial ownership of those certificates. DTC has no knowledge of the actual beneficial owners of the book-entry certificates. DTC's records reflect only the identity of the direct participants to whose accounts those certificates are credited, which may or may not be the actual beneficial owners. The participants in the DTC system will remain responsible for keeping account of their holdings on behalf of their customers.

      Transfers between participants in the DTC system will be effected in the ordinary manner in accordance with DTC's rules and will be settled in same-day funds. Transfers between direct account holders at Euroclear and Clearstream, Luxembourg, or between persons or entities participating indirectly in Euroclear or Clearstream, Luxembourg, will be effected in the ordinary manner in accordance with their respective procedures and in accordance with DTC's rules.

      Cross-market transfers between direct participants in DTC, on the one hand, and member organizations at Euroclear or Clearstream, Luxembourg, on the other, will be effected through DTC in accordance with DTC's rules and the rules of Euroclear or Clearstream, Luxembourg, as applicable. These cross-market transactions will require, among other things, delivery of instructions by the applicable member organization to Euroclear or Clearstream, Luxembourg, as the case may be, in accordance with the rules and procedures and within deadlines, Brussels time, established in Euroclear or Clearstream, Luxembourg, as the case may be. If the transaction complies with all relevant requirements, Euroclear or Clearstream, Luxembourg, as the case may be, will then deliver instructions to its depositary to take action to effect final settlement on its behalf.

      Because of time-zone differences, the securities account of a member organization of Euroclear or Clearstream, Luxembourg purchasing an interest in a global certificate from a DTC participant that is not a member organization, will be credited during the securities settlement processing day, which must be a business day for Euroclear or Clearstream, Luxembourg, as the case may be, immediately following the DTC settlement date. Transactions in interests in a book-entry certificate settled during any securities settlement processing day will be reported to the relevant member organization of Euroclear or Clearstream, Luxembourg on the same day. Cash received in Euroclear or Clearstream, Luxembourg as a result of sales of interests in a book-entry certificate by or through a member organization of Euroclear or Clearstream, Luxembourg, as the case may be, to a DTC participant that is not a member organization will be received with value on the DTC settlement date, but will not be available in the relevant Euroclear or Clearstream, Luxembourg cash account until the business day following settlement in DTC. The related prospectus supplement will contain additional information regarding clearance and settlement procedures for the book-entry certificates and with respect to tax documentation procedures relating to the book-entry certificates.

      Conveyance of notices and other communications by DTC to DTC participants, and by DTC participants to Financial Intermediaries and beneficial owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

      Payments on the book-entry certificates will be made to DTC. DTC's practice is to credit DTC participants' accounts on the related payment date in accordance with their respective holdings shown on DTC's records, unless DTC has reason to believe that it will not receive payment on that date. Disbursement of those payments by DTC participants to Financial Intermediaries and beneficial owners will be--

      o governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in street name; and

      o the sole responsibility of each of those DTC participants, subject to any statutory or regulatory requirements in effect from time to time.

      Under a book-entry system, beneficial owners may receive payments after the related payment date.

      The only "certificateholder" of book-entry certificates will be DTC or its nominee. Parties to the governing documents for any series of offered certificates need not recognize beneficial owners of book-entry certificates as "certificateholders." The beneficial owners of book-entry certificates will be permitted to exercise the rights of "certificateholders" only indirectly through the DTC participants, who in turn will exercise their rights through DTC. We have been informed that DTC will take action permitted to be taken by a "certificateholder" only at the direction of one or more DTC participants. DTC may take conflicting actions with respect to the book-entry certificates to the extent that those actions are taken on behalf of Financial Intermediaries whose holdings include those certificates.

      Because DTC can act only on behalf of DTC participants, who in turn act on behalf of Financial Intermediaries and beneficial owners of the applicable book-entry securities, the ability of a beneficial owner to pledge its interest in a class of book-entry certificates to persons or entities that do not participate in the DTC system, or otherwise to take actions with respect to its interest in a class of book-entry certificates, may be limited due to the lack of a physical certificate evidencing that interest.

      Issuance of Definitive Certificates. Unless we specify otherwise in the related prospectus supplement, beneficial owners of offered certificates initially issued in book-entry form will not be able to obtain physical certificates that represent those offered certificates, unless--

      o we advise the related trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to those offered certificates and we are unable to locate a qualified successor; or

      o we notify DTC of our intent to terminate the book-entry system through DTC and, upon receipt of notice of such intent from DTC, the participants holding beneficial interests in the certificates agree to initiate such termination.

      Upon the occurrence of either of the two events described in the prior paragraph, the related trustee or another designated party will be required to notify all DTC participants of the availability through DTC of physical certificates with respect to the affected offered certificates. Upon surrender by DTC of the certificate or certificates representing a class of book-entry offered certificates, together with instructions for registration, the related trustee or other designated party will be required to issue to the beneficial owners identified in those instructions physical certificates representing those offered certificates.

                     DESCRIPTION OF THE GOVERNING DOCUMENTS

General

      The "Governing Document" for purposes of issuing the offered certificates of each series will be a pooling and servicing agreement or other similar agreement or collection of agreements. In general, the parties to the Governing Document for a series of offered certificates will include us, a trustee, a master servicer and a special servicer. However, if the related trust assets include mortgage-backed securities, the Governing Document may include a manager as a party, but may not include a master servicer, special servicer or other servicer as a party. We will identify in the related prospectus supplement the parties to the Governing Document for a series of offered certificates.

      If we so specify in the related prospectus supplement, a party from whom we acquire mortgage assets or one of its affiliates may perform the functions of master servicer, special servicer or manager for the trust to which we transfer those assets. If we so specify in the related prospectus supplement, the same person or entity may act as both master servicer and special servicer for one of our trusts.

      Any party to the Governing Document for a series of offered certificates, or any of its affiliates, may own certificates issued thereunder. However, except in limited circumstances, including with respect to required consents to amendments to the Governing Document for a series of offered certificates, certificates that are held by the related master servicer, special servicer or manager will not be allocated voting rights.

      A form of a pooling and servicing agreement has been filed as an exhibit to the registration statement of which this prospectus is a part. However, the provisions of the Governing Document for each series of offered certificates will vary depending upon the nature of the certificates to be issued thereunder and the nature of the related trust assets. The following summaries describe select provisions that may appear in the Governing Document for each series of offered certificates. The prospectus supplement for each series of offered certificates will provide material additional information regarding the Governing Document for that series. The summaries in this prospectus do not purport to be complete, and you should refer to the provisions of the Governing Document for your offered certificates and, further, to the description of those provisions in the related prospectus supplement. We will provide a copy of the Governing Document, exclusive of exhibits, that relates to your offered certificates, without charge, upon written request addressed to our principal executive offices specified under "Credit Suisse First Boston Mortgage Securities Corp."

Assignment of Mortgage Assets

      At the time of initial issuance of any series of offered certificates, we will assign or cause to be assigned to the designated trustee the mortgage assets and any other assets to be included in the related trust. We will specify in the related prospectus supplement all material documents to be delivered, and all other material actions to be taken, by us or any prior holder of the related mortgage assets in connection with that assignment. We will also specify in the related prospectus supplement any remedies available to the related certificateholders, or the related trustee on their behalf, in the event that any of those material documents are not delivered or any of those other material actions are not taken as required. Concurrently with that assignment, the related trustee will deliver to us or our designee the certificates of that series in exchange for the mortgage assets and the other assets to be included in the related trust.

      Each mortgage asset included in one of our trusts will be identified in a schedule appearing as an exhibit to the related Governing Document. That schedule generally will include detailed information about each mortgage asset transferred to the related trust, including--

      o     in the case of a mortgage loan--

            1.    the address of the related real property,

            2. the mortgage interest rate and, if applicable, the applicable index, gross margin, adjustment date and any rate cap information,

            3.    the remaining term to maturity,

            4. the remaining amortization term if that mortgage loan is a balloon loan, and

            5.    the outstanding principal balance; and

      o     in the case of a mortgage-backed security--

            1.    the outstanding principal balance, and

            2.    the pass-through rate or coupon rate.


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

Representations and Warranties with respect to Mortgage Assets

      Unless otherwise specified in the related prospectus supplement, the unaffiliated seller of a mortgage loan to us or any of our affiliates (or the master servicer, if the unaffiliated seller is also the master servicer under the Governing Document) will have made representations and warranties in respect of the mortgage loans it is selling to us or our affiliates. Those representations and warranties will generally include, among other things--

      o with respect to each mortgaged property, that title insurance or, in the case of mortgaged properties located in areas where title insurance policies are generally not available, an attorney's opinion of title and any required hazard insurance was effective at the origination of each mortgage loan, and that each policy remained in effect on the date of purchase of the mortgage loan from the unaffiliated seller;

      o     that the unaffiliated seller had good title to each mortgage loan;

      o with respect to each mortgaged property, that each mortgage constituted a valid first lien on the mortgaged property, subject only to permissible title insurance exceptions and other permitted encumbrances, unless otherwise specified in the related prospectus supplement;

      o that, to the unaffiliated seller's knowledge, there were no delinquent tax or assessment liens against the mortgaged property; and

      o that each mortgage loan was current as to all required debt service payments (unless otherwise specified in the related prospectus supplement).

      The unaffiliated seller in respect of a mortgage loan will make its representations and warranties to us or our affiliates as of the date of sale. A substantial period of time may have elapsed between such date and the date of the initial issuance a series of offered certificate and the particular mortgage loan. Because the representations and warranties do not address events that may occur following the sale of a mortgage loan by it, its repurchase obligation described below will not arise if, on or after the date of the sale of a mortgage loan by the unaffiliated seller to us or our affiliates, the relevant event occurs that would have given rise to such an obligation. However, we will not include any mortgage loan in the trust fund for any series of certificates if anything has come to our attention that would cause us to believe that the representations and warranties of an unaffiliated seller will not be accurate and complete in all material respects in respect of that mortgage loan as of the date listed in the related prospectus supplement. The related prospectus supplement may provide that we will make certain representations and warranties for the benefit of holders of certificates in respect of a mortgage loan that relate to the period commencing on the date of sale of that mortgage loan to us or our affiliates.

      Unless otherwise set forth or specified in the related prospectus supplement, upon the discovery of the breach of any representation or warranty made by an unaffiliated seller in respect of a mortgage loan that materially and adversely affects the interests of holders of the related series, that unaffiliated seller or, if so specified in the related prospectus supplement, the master servicer will be obligated to repurchase the mortgage loan at a purchase price that, unless otherwise specified in the related prospectus supplement, will equal to 100% of the unpaid principal balance thereof at the date of repurchase or, in the case of a series of certificates as to which the we have elected to treat the related trust as a REMIC, at a price as may be necessary to avoid a tax on a prohibited transaction, as described in Section 860F(a) of the Internal Revenue Code of 1986 as amended, in each case together with accrued interest at the pass-through rate to the first day of the month following the repurchase and the amount of any unreimbursed advances made by the master servicer in respect of such mortgage loan. The master servicer or other specified party to the related Governing Document will be required to enforce this obligation of the unaffiliated seller for the benefit of the trustee and the certificateholders, following the practices it would employ in its good faith business judgment were it the owner of such mortgage loan. Unless otherwise specified in the applicable prospectus supplement and subject to the ability of the unaffiliated seller or the master servicer to deliver substitute mortgage loans for certain mortgage loans as described below, this repurchase obligation constitutes the sole remedy available to the certificateholders of the affected series for a breach of a representation or warranty by an unaffiliated seller.

      Any obligation of the master servicer to purchase a mortgage loan if an unaffiliated seller defaults on its obligation to do so is subject to limitations, and no assurance can be given that an unaffiliated seller will carry out its repurchase obligation with respect to the mortgage loans.

      If and as specified in the related prospectus supplement, we will make representations and warranties with respect to the mortgage loans in a mortgage pool. Upon a breach of any representation or warranty by us that materially and adversely affects the interests of the certificateholders, we will be obligated either to cure the breach in all material respects or to purchase the related mortgage loan at the purchase price set forth above. Unless otherwise specified in the applicable prospectus supplement and subject to our ability to deliver substitute mortgage loans for certain mortgage loans as described below, this repurchase obligation constitutes the sole remedy available to the certificateholders or the trustee for a breach of representation or warranty by us.

      The proceeds for the repurchase of a mortgage loan will be distributed into one or more accounts as called for under the related Governing Document.

      Within the period of time specified in the related prospectus supplement, following the issuance of a series of certificates, we, the master servicer or the unaffiliated seller, as the case may be, may deliver to the trustee mortgage loans in substitution for any one or more of the mortgage loans initially included in the trust but which do not conform in one or more respects to the description thereof contained in the related prospectus supplement, as to which a breach of a representation or warranty is discovered, which breach materially and adversely affects the interests of the certificateholders, or as to which a document in the related mortgage loan file is defective in any material respect.

      Unless otherwise specified in the related prospectus supplement, the required characteristics of any substitute mortgage loan will generally include, among other things, that the substitute mortgage loan on the date of substitution, will--

      o have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution, not in excess of the outstanding principal balance of the removed mortgage loan, with the amount of any shortfall to be distributed to certificateholders in the month of substitution;

      o have a per annum interest rate not less than, and not more than 1% greater than, the per annum interest rate of the removed mortgage loan;

      o have a remaining term to maturity not greater than, and not more than one year less than, that of the removed mortgage loan; and

      o comply with all the representations and warranties set forth in the Governing Document as of the date of substitution.

Collection and Other Servicing Procedures with Respect to Mortgage Loans

      The Governing Document for each series of offered certificates will govern the servicing and administration of any mortgage loans included in the related trust.

      In general, the related master servicer and special servicer, directly or through sub-servicers, will be obligated to service and administer for the benefit of the related certificateholders the mortgage loans in any of our trusts. The master servicer and the special servicer will be required to service and administer those mortgage loans in accordance with applicable law and, further, in accordance with the terms of the related Governing Document, the mortgage loans themselves and any instrument of credit support included in that trust. Subject to the foregoing, the master servicer and the special servicer will each have full power and authority to do any and all things in connection with that servicing and administration that it may deem necessary and desirable.

      As part of its servicing duties, each of the master servicer and the special servicer for one of our trusts will be required to make reasonable efforts to collect all payments called for under the terms and provisions of the related mortgage loans that it services. In general, each of the master servicer and the special servicer for one of our trusts will be obligated to follow the same collection procedures as it would follow for comparable mortgage loans held for its own account, provided that--

      o those procedures are consistent with the terms of the related Governing Document; and

      o they do not impair recovery under any instrument of credit support included in the related trust.


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

      Consistent with the foregoing, the master servicer and the special servicer will each be permitted, in its discretion, to waive any default interest or late payment charge in connection with collecting a late payment on any defaulted mortgage loan.

      The master servicer and/or the special servicer for one or our trusts, directly or through sub-servicers, will also be required to perform various other customary functions of a servicer of comparable loans, including--

      o maintaining escrow or impound accounts for the payment of taxes, insurance premiums, ground rents and similar items, or otherwise monitoring the timely payment of those items;

      o     ensuring that the related properties are properly insured;

      o     attempting to collect delinquent payments;

      o     supervising foreclosures;

      o     negotiating modifications;

      o responding to borrower requests for partial releases of the encumbered property, easements, consents to alteration or demolition and similar matters;

      o protecting the interests of certificateholders with respect to senior lienholders;

      o conducting inspections of the related real properties on a periodic or other basis;

      o collecting and evaluating financial statements for the related real properties;

      o managing or overseeing the management of real properties acquired on behalf of the trust through foreclosure, deed-in-lieu of foreclosure or otherwise; and

      o maintaining servicing records relating to mortgage loans in the trust.

      We will specify in the related prospectus supplement when, and the extent to which, servicing of a mortgage loan is to be transferred from a master servicer to a special servicer. In general, a special servicer for any of our trusts will be responsible for the servicing and administration of--

      o mortgage loans that are delinquent with respect to a specified number of scheduled payments;

      o     mortgage loans as to which there is a material non-monetary default;

      o     mortgage loans as to which the related borrower has--

            1. entered into or consented to bankruptcy, appointment of a receiver or conservator or similar insolvency proceeding, or

            2. become the subject of a decree or order for such a proceeding which has remained in force, undischarged or unstayed for a specified number of days; and

      o real properties acquired as part of the trust with respect to defaulted mortgage loans.

      The related Governing Document also may provide that if a default on a mortgage loan in the related trust has occurred or, in the judgment of the related master servicer, a payment default is reasonably foreseeable, the related master servicer may elect to transfer the servicing of that mortgage loan, in whole or in part, to the related special servicer. When the circumstances no longer warrant a special servicer's continuing to service a particular mortgage loan, such as when the related borrower is paying in accordance with the forbearance arrangement entered into between the special servicer and that borrower, the master servicer will generally resume the servicing duties with respect to the particular mortgage loan.


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

      A borrower's failure to make required mortgage loan payments may mean that operating income from the related real property is insufficient to service the mortgage debt, or may reflect the diversion of that income from the servicing of the mortgage debt. In addition, a borrower that is unable to make mortgage loan payments may also be unable to make timely payment of taxes and otherwise to maintain and insure the related real property. In general, with respect to each series of offered certificates, the related special servicer will be required to monitor any mortgage loan in the related trust that is in default, evaluate whether the causes of the default can be corrected over a reasonable period without significant impairment of the value of the related real property, initiate corrective action in cooperation with the mortgagor if cure is likely, inspect the related real property and take any other actions as it deems necessary and appropriate. A significant period of time may elapse before a special servicer is able to assess the success of any corrective action or the need for additional initiatives. The time within which a special servicer can--

      o     make the initial determination of appropriate action;

      o     evaluate the success of corrective action;

      o     develop additional initiatives;

      o     institute foreclosure proceedings and actually foreclose; or

      o accept a deed to a real property in lieu of foreclosure, on behalf of the certificateholders of the related series,

may vary considerably depending on the particular mortgage loan, the related real property, the borrower, the presence of an acceptable party to assume the mortgage loan and the laws of the jurisdiction in which the related real property is located. If a borrower files a bankruptcy petition, the special servicer may not be permitted to accelerate the maturity of the defaulted loan or to foreclose on the related real property for a considerable period of time. See "Legal Aspects of Mortgage Loans--Bankruptcy Laws."

      A special servicer for one of our trusts may also perform limited duties with respect to mortgage loans in that trust for which the related master servicer is primarily responsible, such as--

      o     performing property inspections; and

      o     collecting and evaluating financial statements.

      A master servicer for one of our trusts may perform limited duties with respect to any mortgage loan in that trust for which the related special servicer is primarily responsible, such as--

      o     continuing to receive payments on the mortgage loan;

      o     making calculations with respect to the mortgage loan; and

      o making remittances and preparing reports to the related trustee and/or certificateholders with respect to the mortgage loan.

      The duties of the master servicer and special servicer for your series will be more fully described in the related prospectus supplement.

      Unless we state otherwise in the related prospectus supplement, the master servicer for your series will be responsible for filing and settling claims with respect to particular mortgage loans for your series under any applicable instrument of credit support. See "Description of Credit Support" in this prospectus.

Sub-Servicers

      A master servicer or special servicer may delegate its servicing obligations to one or more third-party servicers or sub-servicers. However, unless we specify otherwise in the related prospectus supplement, the master servicer or special servicer will remain obligated under the related Governing Document. Each sub-servicing agreement between a master servicer or special servicer, as applicable, and a sub-servicer must provide for servicing of the applicable mortgage loans consistent with the related Governing Document. Any master servicer and special servicer for one of our trusts will each be required to monitor the performance of sub-servicers retained by it.

      Unless we specify otherwise in the related prospectus supplement, any master servicer or special servicer for one of our trusts will be solely liable for all fees owed by it to any sub-servicer, regardless of whether the master servicer's or special servicer's compensation under the related Governing Document is sufficient to pay those fees. Each sub-servicer will be entitled to reimbursement from the master servicer or special servicer, as the case may be, that retained it, for expenditures which it makes, generally to the same extent the master servicer or special servicer would be reimbursed under the related Governing Document.

Collection of Payments on Mortgage-Backed Securities

      Unless we specify otherwise in the related prospectus supplement, if a mortgage-backed security is included among the trust assets underlying any series of offered certificates, then--

      o that mortgage-backed security will be registered in the name of the related trustee or its designee;

      o the related trustee will receive payments on that mortgage-backed security; and

      o subject to any conditions described in the related prospectus supplement, the related trustee or a designated manager will, on behalf and at the expense of the trust, exercise all rights and remedies with respect to that mortgaged-backed security, including the prosecution of any legal action necessary in connection with any payment default.

Matters Regarding the Master Servicer, the Special Servicer, the Manager and Us

      Unless we specify otherwise in the related prospectus supplement, no master servicer, special servicer or manager for any of our trusts may resign from its obligations in that capacity, except upon--

      o the appointment of, and the acceptance of that appointment by, a successor to the resigning party and receipt by the related trustee of written confirmation from each applicable rating agency that the resignation and appointment will not result in a withdrawal or downgrade of any rating assigned by that rating agency to any class of certificates of the related series; or

      o a determination that those obligations are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by the resigning party.

      In general, no resignation will become effective until the related trustee or other successor has assumed the obligations and duties of the resigning master servicer, special servicer or manager, as the case may be.

      With respect to each series of offered certificates, we and the related master servicer, special servicer and/or manager, if any, will in each case be obligated to perform only those duties specifically required under the related Governing Document.

      In no event will we or any master servicer, special servicer or manager for one of our trusts, or any of our or its respective members, managers, directors, officers, employees or agents, be under any liability to that trust or the related certificateholders for any action taken, or not taken, in good faith under the related Governing Document or for errors in judgment. Neither we nor any of those other persons or entities will be protected, however, against any liability that would otherwise be imposed by reason of--

      o willful misfeasance, bad faith, or negligence in the performance of obligations or duties under the Governing Document for any series of offered certificates; or

      o     reckless disregard of those obligations and duties.


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

      Furthermore, the Governing Document for each series of offered certificates will entitle us, the master servicer, special servicer and/or manager for the related trust, and our and their respective members, managers, directors, officers, employees and agents, to indemnification out of the related trust assets for any loss, liability or expense incurred in connection with any claim or legal action that relates to that Governing Document or series of offered certificates or to the related trust. The indemnification will not extend, however, to any loss, liability or expense--

      o specifically required to be borne by the relevant party, without right of reimbursement, under the terms of that Governing Document;

      o incurred in connection with any legal action against the relevant party resulting from any breach of a representation or warranty made in that Governing Document; or

      o incurred in connection with any legal action against the relevant party resulting from any willful misfeasance, bad faith or negligence in the performance of obligations or duties under that Governing Document.

      Neither we nor any master servicer, special servicer or manager for the related trust will be under any obligation to appear in, prosecute or defend any legal action unless--

      o the action is related to the respective responsibilities of that party under the Governing Document for the affected series of offered certificates; and

      o     either--

            1. that party is specifically required to bear the expense of the action, or

            2. the action will not, in its opinion, involve that party in any ultimate expense or liability for which it would not be reimbursed under the Governing Document for the affected series of offered certificates.

      However, we and each of those other parties may undertake any legal action that may be necessary or desirable with respect to the enforcement or protection of the rights and duties of the parties to the Governing Document for any series of offered certificates and the interests of the certificateholders of that series under that Government Document. In that event, the legal expenses and costs of the action, and any liability resulting from the action, will be expenses, costs and liabilities of the related trust and payable out of related trust assets.

      With limited exception, any person or entity--

      o into which we or any related master servicer, special servicer or manager may be merged or consolidated;

      o resulting from any merger or consolidation to which we or any related master servicer, special servicer or manager is a party; or

      o succeeding to our business or the business of any related master servicer, special servicer or manager,

will be the successor of us or that master servicer, special servicer or manager, as the case may be, under the Governing Document for a series of offered certificates.

      The compensation arrangements with respect to any master servicer, special servicer or manager for any of our trusts will be set forth in the related prospectus supplement. In general, that compensation will be payable out of the related trust assets.

Events of Default

      We will identify in the related prospectus supplement the various events of default under the Governing Document for each series of offered certificates for which any related master servicer, special servicer or manager may be terminated in that capacity.


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

Amendment

      The Governing Document for each series of offered certificates may be amended by the parties thereto, without the consent of any of the holders of those certificates, or of any non-offered certificates of the same series, for the following reasons--

      1.    to cure any ambiguity;

      2. to correct, modify or supplement any provision in the Governing Document which may be inconsistent with any other provision in that document or to correct any error;

      3. to make any other provisions with respect to matters or questions arising under the Governing Document that are not inconsistent with the existing provisions of that document;

      4. to maintain a rating or ratings assigned to a series of certificates.

      Further, the Governing Document may also provide that the parties to the Governing Document may amend it without the consent of the holders of certificates to modify, eliminate or add provisions that are necessary to maintain the qualification of any REMIC created under the Governing Document as a REMIC while certificates remain outstanding. Any action taken to maintain REMIC status must be necessary or helpful to maintain REMIC status as evidenced by an opinion of counsel acceptable to the related trustee.

      The Governing Document may also provide that any amendment made to it must be accompanied by an opinion of counsel stating that the amendment will not adversely affect the REMIC status of any series of certificates.

      The prospectus supplement for an individual series of certificates may describe other or different provisions concerning the amendment of the Governing Document.

      However, no amendment of the Governing Document for any series of offered certificates covered solely by clause 3. of the first paragraph of this "--Amendment" section, may adversely affect in any material respect the interests of any holders of offered or non-offered certificates of that series as evidenced by an opinion of counsel acceptable to us and the trustee for the related series.

      In general, the Governing Document for a series of offered certificates may also be amended by the parties to that document, with the consent of the holders of offered and non-offered certificates representing, in total, not less than 51%, or any other percentage specified in the related prospectus supplement, of all the voting rights allocated to those classes of that series that are materially affected by the amendment. However, the Governing Document for a series of offered certificates may not be amended to--

      o reduce in any manner the amount of, or delay the timing of, payments received on the related mortgage assets which are required to be distributed on any offered or non-offered certificate of that series without the consent of the holder of that certificate;

      o adversely affect in any material respect the interests of the holders of any class of offered or non-offered certificates of that series in any other manner without the consent of the holders of all certificates of that class;

      o modify the provisions of the Governing Document relating to amendments of that document without the consent of the holders of all offered and non-offered certificates of that series then outstanding; or

      o alter the servicing standard set forth in the Governing Document without the consent of the holders of all offered and non-offered certificates of that series then outstanding.

The Trustee

      The trustee for each series of offered certificates will be named in the related prospectus supplement. The commercial bank, banking association, banking corporation or trust company that serves as trustee for any series of offered certificates may have typical banking relationships with us and our affiliates and with any of the other parties to the related

Governing Document and its affiliates. The related Governing Document requires that the trustee may not be affiliated with us, the master servicer or the special servicer, and that it must satisfy additional requirements concerning minimum capital and surplus.

Duties of the Trustee

      The trustee for each series of offered certificates will not--

      o make any representation as to the validity or sufficiency of those certificates, the related Governing Document or any underlying mortgage asset or related document; or

      o be accountable for the use or application by or on behalf of any other party to the related Governing Document of any funds paid to that party with respect to those certificates or the underlying mortgage assets.

      If no event of default has occurred and is continuing under the related Governing Document, the trustee for each series of offered certificates will be required to perform only those duties specifically required under the related Governing Document. However, upon receipt of any of the various certificates, reports or other instruments required to be furnished to it under the related Governing Document, the trustee must examine those documents and determine whether they conform to the requirements of that Governing Document.

Matters Regarding the Trustee

      As and to the extent described in the related prospectus supplement, the fees and normal disbursements of the trustee for any series of offered certificates may be the expense of the related master servicer or other specified person or may be required to be paid by the related trust assets.

      The trustee for each series of offered certificates will be entitled to indemnification, out of related trust assets, for any loss, liability or expense incurred by that trustee in connection with its acceptance or administration of its trusts under the related Governing Document.

      No trustee for any series of offered certificates will be liable for any action reasonably taken, suffered or omitted by it in good faith and believed by it to be authorized by the related Governing Document.

      No trustee for any series of offered certificates will be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under the related Governing Document, or in the exercise of any of its rights or powers, if it has reasonable grounds for believing that repayment of those funds or adequate indemnity against that risk or liability is not reasonably assured to it.

      The trustee for each series of offered certificates will be entitled to execute any of its trusts or powers and perform any of its duties under the related Governing Document, either directly or by or through agents or attorneys. The trustee will not be responsible for any willful misconduct or gross negligence on the part of any agent or attorney appointed by it with due care.

Resignation and Removal of the Trustee

      The trustee for any series of offered certificates may resign at any time. We will be obligated to appoint a successor to a resigning trustee. We may also remove the trustee for any series of offered certificates if that trustee ceases to be eligible to continue under the related Governing Document or if that trustee becomes insolvent. Unless we indicate otherwise in the related prospectus supplement, the trustee for any series of offered certificates may also be removed at any time by the holders of the offered and non-offered certificates of that series evidencing not less than 51%, or any other percentage specified in the related prospectus supplement, of the voting rights for that series. However, if the removal was without cause, the certificateholders effecting the removal may be responsible for any costs and expenses incurred by the terminated trustee in connection with its removal. Any resignation or removal of a trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.


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

                          DESCRIPTION OF CREDIT SUPPORT

General

      Credit support may be provided with respect to one or more classes of the offered certificates of any series or with respect to the related mortgage assets. That credit support may be in the form of any of the following--

      o the subordination of one or more other classes of certificates of the same series;

      o the use of a letter of credit, a surety bond, an insurance policy, a guarantee or a credit derivative;

      o     the establishment of one or more reserve funds; or

      o     any combination of the foregoing.

      If and to the extent described in the related prospectus supplement, any of the above forms of credit support may provide credit enhancement for non-offered certificates, as well as offered certificates, or for more than one series of certificates.

      If you are the beneficiary of any particular form of credit support, that credit support may not protect you against all risks of loss and will not guarantee payment to you of all amounts to which you are entitled under your offered certificates. If losses or shortfalls occur that exceed the amount covered by that credit support or that are of a type not covered by that credit support, you will bear your allocable share of deficiencies. Moreover, if that credit support covers the offered certificates of more than one class or series and total losses on the related mortgage assets exceed the amount of that credit support, it is possible that the holders of offered certificates of other classes and/or series will be disproportionately benefited by that credit support to your detriment.

      If you are the beneficiary of any particular form of credit support, we will include in the related prospectus supplement a description of the following--

      o     the nature and amount of coverage under that credit support;

      o any conditions to payment not otherwise described in this prospectus;

      o any conditions under which the amount of coverage under that credit support may be reduced and under which that credit support may be terminated or replaced; and

      o     the material provisions relating to that credit support.

      Additionally, we will set forth in the related prospectus supplement information with respect to the obligor, if any, under any instrument of credit support.

Subordinate Certificates

      If and to the extent described in the related prospectus supplement, one or more classes of certificates of any series may be subordinate to one or more other classes of certificates of that series. If you purchase subordinate certificates, your right to receive payments out of collections and advances on the related trust assets on any payment date will be subordinated to the corresponding rights of the holders of the more senior classes of certificates. If and to the extent described in the related prospectus supplement, the subordination of a class of certificates may not cover all types of losses or shortfalls. In the related prospectus supplement, we will set forth information concerning the method and amount of subordination provided by a class or classes of subordinate certificates in a series and the circumstances under which that subordination will be available.

      If the mortgage assets in any trust established by us are divided into separate groups, each supporting a separate class or classes of certificates of the related series, credit support may be provided by cross-support provisions requiring that payments be made on senior certificates evidencing interests in one group of those mortgage assets prior to payments on


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subordinate certificates evidencing interests in a different group of those mortgage assets. We will describe in the related prospectus supplement the manner and conditions for applying any cross-support provisions.

Insurance or Guarantees with Respect to Mortgage Loans

      The mortgage loans included in any trust established by us may be covered for some default risks by insurance policies or guarantees. If so, we will describe in the related prospectus supplement the nature of those default risks and the extent of that coverage.

Letters of Credit

      If and to the extent described in the related prospectus supplement, deficiencies in amounts otherwise payable on a series of offered certificates or select classes of those certificates will be covered by one or more letters of credit, issued by a bank or other financial institution specified in the related prospectus supplement. The issuer of a letter of credit will be obligated to honor draws under that letter of credit in a total fixed dollar amount, net of unreimbursed payments under the letter of credit, generally equal to a percentage specified in the related prospectus supplement of the total principal balance of some or all of the related mortgage assets as of the date the related trust was formed or of the initial total principal balance of one or more classes of certificates of the applicable series. The letter of credit may permit draws only in the event of select types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder and may otherwise be reduced as described in the related prospectus supplement. The obligations of the letter of credit issuer under the letter of credit for any series of offered certificates will expire at the earlier of the date specified in the related prospectus supplement or the termination of the related trust.

Certificate Insurance and Surety Bonds

      If and to the extent described in the related prospectus supplement, deficiencies in amounts otherwise payable on a series of offered certificates or select classes of those certificates will be covered by insurance policies or surety bonds provided by one or more insurance companies or sureties. Those instruments may cover, with respect to one or more classes of the offered certificates of the related series, timely payments of interest and principal or timely payments of interest and payments of principal on the basis of a schedule of principal payments set forth in or determined in the manner specified in the related prospectus supplement. We will describe in the related prospectus supplement any limitations on the draws that may be made under any of those instruments.

Credit Derivatives

      If and to the extent described in the related prospectus supplement, deficiencies in amounts otherwise payable on a series of offered certificates or select classes of those certificates will be covered by credit derivatives, such as credit default swaps and total return swaps. A credit derivative is a financial instrument designed to offset losses and shortfalls derived from the credit risk of an underlying or reference asset or the credit risk of an underlying or reference credit. We will describe in the related prospectus supplement when and how payments are made under the particular instrument and the specific credit risk that is being covered.

Reserve Funds

      If and to the extent described in the related prospectus supplement, deficiencies in amounts otherwise payable on a series of offered certificates or select classes of those certificates will be covered, to the extent of available funds, by one or more reserve funds in which cash, a letter of credit, permitted investments, a demand note or a combination of the foregoing, will be deposited, in the amounts specified in the related prospectus supplement. If and to the extent described in the related prospectus supplement, the reserve fund for the related series of offered certificates may also be funded over time.

      Amounts on deposit in any reserve fund for a series of offered certificates will be applied for the purposes, in the manner, and to the extent specified in the related prospectus supplement. If and to the extent described in the related prospectus supplement, reserve funds may be established to provide protection only against select types of losses and shortfalls. Following each payment date for the related series of offered certificates, amounts in a reserve fund in excess of any required balance may be released from the reserve fund under the conditions and to the extent specified in the related prospectus supplement.


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

Credit Support with Respect to MBS

      If and to the extent described in the related prospectus supplement, any mortgage-backed security included in one of our trusts and/or the mortgage loans that back that security may be covered by one or more of the types of credit support described in this prospectus. We will specify in the related prospectus supplement, as to each of those forms of credit support, the information indicated above with respect to that mortgage-backed security, to the extent that the information is material and available.

                         LEGAL ASPECTS OF MORTGAGE LOANS

      Most, if not all, of the mortgage loans underlying a series of offered certificates will be secured by multifamily and commercial properties in the United States, its territories and possessions. However, some of those mortgage loans may be secured by multifamily and commercial properties outside the United States, its territories and possessions.

      The following discussion contains general summaries of select legal aspects of mortgage loans secured by multifamily and commercial properties in the United States. Because these legal aspects are governed by applicable state law, which may differ substantially from state to state, the summaries do not purport to be complete, to reflect the laws of any particular state, or to encompass the laws of all jurisdictions in which the security for the mortgage loans underlying the offered certificates is situated. Accordingly, you should be aware that the summaries are qualified in their entirety by reference to the applicable laws of those states. See "Description of the Trust Assets--Mortgage Loans."

      If a significant percentage of mortgage loans underlying a series of offered certificates are secured by properties in a particular state, we will discuss the relevant state laws, to the extent they vary materially from this discussion, in the related prospectus supplement.

General

      Each mortgage loan underlying a series of offered certificates will be evidenced by a note or bond and secured by an instrument granting a security interest in real property. The instrument granting a security interest in real property may be a mortgage, deed of trust or a deed to secure debt, depending upon the prevailing practice and law in the state in which that real property is located. Mortgages, deeds of trust and deeds to secure debt are often collectively referred to in this prospectus as "mortgages." A mortgage creates a lien upon, or grants a title interest in, the real property covered by the mortgage, and represents the security for the repayment of the indebtedness customarily evidenced by a promissory note. The priority of the lien created or interest granted will depend on--

      o     the terms of the mortgage;

      o the terms of separate subordination agreements or intercreditor agreements with others that hold interests in the real property;

      o     the knowledge of the parties to the mortgage; and

      o in general, the order of recordation of the mortgage in the appropriate public recording office.

      However, the lien of a recorded mortgage will generally be subordinate to later-arising liens for real estate taxes and assessments and other charges imposed under governmental police powers.

Types of Mortgage Instruments

      There are two parties to a mortgage--

      o a mortgagor, who is the owner of the encumbered interest in the real property; and

      o     a mortgagee, who is the lender.

      In general, the mortgagor is also the borrower.


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      In contrast, a deed of trust is a three-party instrument. The parties to a deed of trust are--

      o     the trustor, who is the equivalent of a mortgagor;

      o     the trustee to whom the real property is conveyed; and

      o the beneficiary for whose benefit the conveyance is made, who is the lender.

      Under a deed of trust, the trustor grants the property, irrevocably until the debt is paid, in trust and generally with a power of sale, to the trustee to secure repayment of the indebtedness evidenced by the related note.

      A deed to secure debt typically has two parties. Under a deed to secure debt, the grantor, who is the equivalent of a mortgagor, conveys title to the real property to the grantee, who is the lender, generally with a power of sale, until the debt is repaid.

      Where the borrower is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust agreement for the benefit of the borrower. At origination of a mortgage loan involving a land trust, the borrower may execute a separate undertaking to make payments on the mortgage note. In no event is the land trustee personally liable for the mortgage note obligation.

      The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by--

      o     the express provisions of the related instrument;

      o     the law of the state in which the real property is located;

      o     various federal laws; and

      o in some deed of trust transactions, the directions of the beneficiary.

Installment Contracts

      The mortgage loans underlying your offered certificates may consist of installment contracts. Under an installment contract the seller retains legal title to the property and enters into an agreement with the purchaser for payment of the purchase price, plus interest, over the term of the installment contract. Only after full performance by the borrower of the contract is the seller obligated to convey title to the real estate to the purchaser. During the period that the installment contract is in effect, the purchaser is generally responsible for maintaining the property in good condition and for paying real estate taxes, assessments and hazard insurance premiums associated with the property.

      The seller's enforcement of an installment contract varies from state to state. Generally, installment contracts provide that upon a default by the purchaser, the purchaser loses his or her right to occupy the property, the entire indebtedness is accelerated, and the purchaser's equitable interest in the property is forfeited. The seller in this situation does not have to foreclose in order to obtain title to the property, although in some cases a quiet title action is in order if the purchaser has filed the installment contract in local land records and an ejectment action may be necessary to recover possession. In a few states, particularly in cases of purchaser default during the early years of an installment contract, the courts will permit ejectment of the purchaser and a forfeiture of his or her interest in the property.

      However, most state legislatures have enacted provisions by analogy to mortgage law protecting borrowers under installment contracts from the harsh consequences of forfeiture. Under those statutes, a judicial or nonjudicial foreclosure may be required, the seller may be required to give notice of default and the borrower may be granted some grace period during which the contract may be reinstated upon full payment of the default amount and the purchaser may have a post-foreclosure statutory redemption right. In other states, courts in equity may permit a purchaser with significant investment in the property under an installment contract for the sale of real estate to share in the proceeds of sale of the property after the indebtedness is repaid or may otherwise refuse to enforce the forfeiture clause. Nevertheless, generally speaking, the seller's procedures for obtaining possession and clear title under an installment contract for the sale of real


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estate in a given state are simpler and less time-consuming and costly than are the procedures for foreclosing and obtaining clear title to a mortgaged property.

Leases and Rents

      A mortgage that encumbers an income-producing property often contains an assignment of rents and leases and/or may be accompanied by a separate assignment of rents and leases. Under an assignment of rents and leases, the borrower assigns to the lender the borrower's right, title and interest as landlord under each lease and the income derived from each lease. However, the borrower retains a revocable license to collect the rents, provided there is no default and the rents are not directly paid to the lender. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and/or obtain a court-appointed receiver before becoming entitled to collect the rents.

      In most states, hotel and motel room rates are considered accounts receivable under the UCC. Room rates are generally pledged by the borrower as additional security for the loan when a mortgage loan is secured by a hotel or motel. In general, the lender must file financing statements in order to perfect its security interest in the room rates and must file continuation statements, generally every five years, to maintain that perfection. Mortgage loans secured by hotels or motels may be included in one of our trusts even if the security interest in the room rates was not perfected or the requisite UCC filings were allowed to lapse. A lender will generally be required to commence a foreclosure action or otherwise take possession of the property in order to enforce its rights to collect the room rates following a default, even if the lender's security interest in room rates is perfected under applicable nonbankruptcy law.

      In the bankruptcy setting, the lender will be stayed from enforcing its rights to collect hotel and motel room rates. However, the room rates will constitute cash collateral and cannot be used by the bankrupt borrower--

      o     without a hearing or the lender's consent; or

      o unless the lender's interest in the room rates is given adequate protection.

      For purposes of the foregoing, the adequate protection may include a cash payment for otherwise encumbered funds or a replacement lien on unencumbered property, in either case equal in value to the amount of room rates that the bankrupt borrower proposes to use. See "--Bankruptcy Laws" below.

Personalty

      Some types of income-producing real properties, such as hotels, motels and nursing homes, may include personal property, which may, to the extent it is owned by the borrower and not previously pledged, constitute a significant portion of the property's value as security. The creation and enforcement of liens on personal property are governed by the UCC. Accordingly, if a borrower pledges personal property as security for a mortgage loan, the lender generally must file UCC financing statements in order to perfect its security interest in the personal property and must file continuation statements, generally every five years, to maintain that perfection. Mortgage loans secured in part by personal property may be included in one of our trusts even if the security interest in the personal property was not perfected or the requisite UCC filings were allowed to lapse.

Foreclosure

      General. Foreclosure is a legal procedure that allows the lender to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the borrower defaults in payment or performance of its obligations under the note or mortgage, the lender has the right to institute foreclosure proceedings to sell the real property security at public auction to satisfy the indebtedness.

      Foreclosure Procedures Vary From State to State. The two primary methods of foreclosing a mortgage are--

      o     judicial foreclosure, involving court proceedings; and

      o nonjudicial foreclosure under a power of sale granted in the mortgage instrument.


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

      Other foreclosure procedures are available in some states, but they are either infrequently used or available only in limited circumstances.

      A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed. A foreclosure action sometimes requires several years to complete.

      Judicial Foreclosure. A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, a lender initiates the action by the service of legal pleadings upon--

      o all parties having a subordinate interest of record in the real property; and

      o all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage.

      Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. The court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property upon successful completion of a judicial foreclosure proceeding. The proceeds of that public sale are used to satisfy the judgment. The procedures that govern these public sales vary from state to state.

      Equitable and Other Limitations on Enforceability of Particular Provisions. United States courts have traditionally imposed general equitable principles to limit the remedies available to lenders in foreclosure actions. These principles are generally designed to relieve borrowers from the effects of mortgage defaults perceived as harsh or unfair. Relying on these principles, a court may--

      o alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching;

      o require the lender to undertake affirmative actions to determine the cause of the borrower's default and the likelihood that the borrower will be able to reinstate the loan;

      o require the lender to reinstate a loan or recast a payment schedule in order to accommodate a borrower that is suffering from a temporary financial disability; or

      o limit the right of the lender to foreclose in the case of a nonmonetary default, such as--

            1.    a failure to adequately maintain the mortgaged property, or

            2. an impermissible further encumbrance of the mortgaged property.

      Some courts have addressed the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a borrower receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have--

      o     upheld the reasonableness of the notice provisions; or

      o found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to trigger constitutional protections.

      In addition, some states may have statutory protection such as the right of the borrower to reinstate its mortgage loan after commencement of foreclosure proceedings but prior to a foreclosure sale.


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

      Nonjudicial Foreclosure/Power of Sale. In states permitting nonjudicial foreclosure proceedings, foreclosure of a deed of trust is generally accomplished by a nonjudicial trustee's sale under a power of sale typically granted in the deed of trust. A power of sale may also be contained in any other type of mortgage instrument if applicable law so permits. A power of sale under a deed of trust allows a nonjudicial public sale to be conducted generally following--

      o a request from the beneficiary/lender to the trustee to sell the property upon default by the borrower; and

      o notice of sale is given in accordance with the terms of the deed of trust and applicable state law.

      In some states, prior to a nonjudicial public sale, the trustee under the deed of trust must--

      o     record a notice of default and notice of sale; and

      o send a copy of those notices to the borrower and to any other party who has recorded a request for a copy of them.

In addition, in some states, the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. Some states require a reinstatement period during which the borrower or junior lienholder may have the right to cure the default by paying the entire actual amount in arrears, without regard to the acceleration of the indebtedness, plus the lender's expenses incurred in enforcing the obligation. In other states, the borrower or the junior lienholder has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, state law governs the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods.

      Public Sale. A third party may be unwilling to purchase a mortgaged property at a public sale because of--

      o the difficulty in determining the exact status of title to the property due to, among other things, redemption rights that may exist; and

      o the possibility that physical deterioration of the property may have occurred during the foreclosure proceedings.

      As a result of the foregoing, it is common for the lender to purchase the mortgaged property and become its owner, subject to the borrower's right in some states to remain in possession during a redemption period. In that case, the lender will have both the benefits and burdens of ownership, including the obligation to pay debt service on any senior mortgages, to pay taxes, to obtain casualty insurance and to make repairs necessary to render the property suitable for sale. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property. The lender also will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale or lease of the property. Whether, the ultimate proceeds of the sale of the property equal the lender's investment in the property depends upon market conditions. Moreover, because of the expenses associated with acquiring, owning and selling a mortgaged property, a lender could realize an overall loss on the related mortgage loan even if the mortgaged property is sold at foreclosure, or resold after it is acquired through foreclosure, for an amount equal to the full outstanding principal amount of the loan plus accrued interest.

      The holder of a junior mortgage that forecloses on a mortgaged property does so subject to senior mortgages and any other prior liens. In addition, it may be obliged to keep senior mortgage loans current in order to avoid foreclosure of its interest in the property. Furthermore, if the foreclosure of a junior mortgage triggers the enforcement of a due-on-sale clause contained in a senior mortgage, the junior mortgagee could be required to pay the full amount of the senior mortgage indebtedness or face foreclosure.

      Rights of Redemption. The purposes of a foreclosure action are--

      o     to enable the lender to realize upon its security; and

      o to bar the borrower, and all persons who have interests in the property that are subordinate to that of the foreclosing lender, from exercising their equity of redemption.


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

      The doctrine of equity of redemption provides that, until the property encumbered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having interests that are subordinate to that of the foreclosing lender have an equity of redemption and may redeem the property by paying the entire debt with interest. Those having an equity of redemption must generally be made parties to the foreclosure proceeding in order for their equity of redemption to be terminated.

      The equity of redemption is a common-law, nonstatutory right which should be distinguished from post-sale statutory rights of redemption. In some states, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property after sale under a deed of trust or foreclosure of a mortgage. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be permitted if the former borrower pays only a portion of the sums due. A statutory right of redemption will diminish the ability of the lender to sell the foreclosed property because the exercise of a right of redemption would defeat the title of any purchaser through a foreclosure. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

      Anti-Deficiency Legislation. Some or all of the mortgage loans underlying a series of offered certificates may be nonrecourse loans. Recourse in the case of a default on a non-recourse mortgage loan will be limited to the mortgaged property and any other assets that were pledged to secure the mortgage loan. However, even if a mortgage loan by its terms provides for recourse to the borrower's other assets, a lender's ability to realize upon those assets may be limited by state law. For example, in some states, a lender cannot obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes may require the lender to exhaust the security afforded under a mortgage before bringing a personal action against the borrower. In other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting the security, but in doing so, the lender may be deemed to have elected a remedy and thus may be precluded from foreclosing upon the security. Consequently, lenders will usually proceed first against the security in states where an election of remedy provision exists. Finally, other statutory provisions limit any deficiency judgment to the excess of the outstanding debt over the fair market value of the property at the time of the sale. These other statutory provisions are intended to protect borrowers from exposure to large deficiency judgments that might result from bidding at below-market values at the foreclosure sale.

      Leasehold Considerations. Some or all of the mortgage loans underlying a series of offered certificates may be secured by a mortgage on the borrower's leasehold interest under a ground lease. Leasehold mortgage loans are subject to some risks not associated with mortgage loans secured by a lien on the fee estate of the borrower. The most significant of these risks is that if the borrower's leasehold were to be terminated upon a lease default, the leasehold mortgagee would lose its security. This risk may be lessened if the ground lease--

      o requires the lessor to give the leasehold mortgagee notices of lessee defaults and an opportunity to cure them;

      o permits the leasehold estate to be assigned to and by the leasehold mortgagee or the purchaser at a foreclosure sale; and

      o contains other protective provisions typically required by prudent lenders to be included in a ground lease.

      Some mortgage loans underlying a series of offered certificates, however, may be secured by ground leases which do not contain these provisions.

      Cooperative Shares. Some or all of the mortgage loans underlying a series of offered certificates may be secured by a security interest on the borrower's ownership interest in shares, and the proprietary leases belonging to those shares, allocable to cooperative dwelling units that may be vacant or occupied by nonowner tenants. Loans secured in this manner are subject to some risks not associated with mortgage loans secured by a lien on the fee estate of a borrower in real property. Loans secured in this manner typically are subordinate to the mortgage, if any, on the cooperative's building. That mortgage, if foreclosed, could extinguish the equity in the building and the proprietary leases of the dwelling units derived from ownership of the shares of the cooperative. Further, transfer of shares in a cooperative is subject to various regulations as well as to restrictions under the governing documents of the cooperative. The shares may be canceled in the event that associated maintenance charges due under the related proprietary leases are not paid. Typically, a recognition agreement


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

between the lender and the cooperative provides, among other things, that the lender may cure a default under a proprietary lease.

      Under the laws applicable in many states, "foreclosure" on cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the UCC and the security agreement relating to the shares. Article 9 of the UCC requires that a sale be conducted in a commercially reasonable manner, which may be dependent upon, among other things, the notice given the debtor and the method, manner, time, place and terms of the sale. Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. A recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the cooperative corporation to receive sums due under the proprietary leases.

Bankruptcy Laws

      Operation of the U.S. Bankruptcy Code and related state laws may interfere with or affect the ability of a lender to realize upon collateral or to enforce a deficiency judgment. For example, under the U.S. Bankruptcy Code, virtually all actions, including foreclosure actions and deficiency judgment proceedings, to collect a debt are automatically stayed upon the filing of the bankruptcy petition. Often, no interest or principal payments are made during the course of the bankruptcy case. The delay caused by an automatic stay and its consequences can be significant. Also, under the U.S. Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out the junior lien.

      Under the U.S. Bankruptcy Code, the amount and terms of a mortgage loan secured by a lien on property of the debtor may be modified provided that substantive and procedural safeguards protective of the lender are met. A bankruptcy court may, among other things--

      o reduce the secured portion of the outstanding amount of the loan to the then-current value of the property, thereby leaving the lender a general unsecured creditor for the difference between the then-current value of the property and the outstanding balance of the loan;

      o reduce the amount of each scheduled payment, by means of a reduction in the rate of interest and/or an alteration of the repayment schedule, with or without affecting the unpaid principal balance of the loan;

      o     extend or shorten the term to maturity of the loan;

      o permit the bankrupt borrower to cure of the subject loan default by paying the arrearage over a number of years; or

      o permit the bankrupt borrower, through its rehabilitative plan, to reinstate the loan payment schedule even if the lender has obtained a final judgment of foreclosure prior to the filing of the debtor's petition.

      Federal bankruptcy law may also interfere with or affect the ability of a secured lender to enforce the borrower's assignment of rents and leases related to the mortgaged property. A lender may be stayed from enforcing the assignment under the U.S. Bankruptcy Code. In addition, the legal proceedings necessary to resolve the issue could be time-consuming, and result in delays in the lender's receipt of the rents. However, recent amendments to the U.S. Bankruptcy Code may minimize the impairment of the lender's ability to enforce the borrower's assignment of rents and leases. In addition to the inclusion of hotel revenues within the definition of cash collateral as noted above, the amendments provide that a pre-petition security interest in rents or hotel revenues is designed to overcome those cases holding that a security interest in rents is unperfected under the laws of some states until the lender has taken some further action, such as commencing foreclosure or obtaining a receiver prior to activation of the assignment of rents.


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

      A borrower's ability to make payment on a mortgage loan may be impaired by the commencement of a bankruptcy case relating to the tenant under a lease of the related property. Under the U.S. Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a tenant results in a stay in bankruptcy against the commencement or continuation of any state court proceeding for--

      o     past due rent;

      o     accelerated rent;

      o     damages; or

      o a summary eviction order with respect to a default under the lease that occurred prior to the filing of the tenant's bankruptcy petition.

      In addition, the U.S. Bankruptcy Code generally provides that a trustee or debtor-in-possession may, subject to approval of the court--

      o     assume the lease and either retain it or assign it to a third party;
            or

      o     reject the lease.

      If the lease is assumed, the trustee, debtor-in-possession or assignee, if applicable, must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with adequate assurance of future performance. These remedies may be insufficient, and any assurances provided to the lessor may be inadequate. If the lease is rejected, the lessor will be treated, except potentially to the extent of any security deposit, as an unsecured creditor with respect to its claim for damages for termination of the lease. The U.S. Bankruptcy Code also limits a lessor's damages for lease rejection to--

      o the rent reserved by the lease without regard to acceleration for the greater of one year, or 15%, not to exceed three years, of the remaining term of the lease; plus

      o unpaid rent to the earlier of the surrender of the property or the lessee's bankruptcy filing.

Environmental Considerations

      General. A lender may be subject to environmental risks when taking a security interest in real property. Of particular concern may be properties that are or have been used for industrial, manufacturing, military or disposal activity. Those environmental risks include the possible diminution of the value of a contaminated property or, as discussed below, potential liability for clean-up costs or other remedial actions that could exceed the value of the property or the amount of the lender's loan. In some circumstances, a lender may decide to abandon a contaminated real property as collateral for its loan rather than foreclose and risk liability for clean-up costs.

      Superlien Laws. Under the laws of many states, contamination on a property may give rise to a lien on the property for clean-up costs. In several states, that lien has priority over all existing liens, including those of existing mortgages. In these states, the lien of a mortgage may lose its priority to that superlien.

      CERCLA. The federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, imposes strict liability on present and past "owners" and "operators" of contaminated real property for the costs of clean-up. A secured lender may be liable as an "owner" or "operator" of a contaminated mortgaged property if agents or employees of the lender have participated in the management of the property or the operations of the borrower. Liability may exist even if the lender did not cause or contribute to the contamination and regardless of whether the lender has actually taken possession of the contaminated mortgaged property through foreclosure, deed in lieu of foreclosure or otherwise. Moreover, liability is not limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan. Excluded from CERCLA's definition of "owner" or "operator," however, is a person who, without participating in the management of the facility, holds indicia of ownership primarily to protect his security interest. This is the so called "secured creditor exemption."

      The Asset Conservation, Lender Liability and Deposit Insurance Act of 1996 amended, among other things, the provisions of CERCLA with respect to lender liability and the secured creditor exemption. The Lender Liability Act offers substantial protection to lenders by defining the activities in which a lender can engage and still have the benefit of the secured creditor exemption. In order for a lender to be deemed to have participated in the management of a mortgaged property, the lender must actually participate in the operational affairs of the property of the borrower. The Lender Liability Act provides that "merely having the capacity to influence, or unexercised right to control" operations does not constitute participation in management. A lender will lose the protection of the secured creditor exemption only if--

      o it exercises decision-making control over a borrower's environmental compliance and hazardous substance handling and disposal practices; or

      o assumes day-to-day management of operational functions of a mortgaged property.

      The Lender Liability Act also provides that a lender will continue to have the benefit of the secured creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure, provided that the lender seeks to sell that property at the earliest practicable commercially reasonable time on commercially reasonable terms.

      Other Federal and State Laws. Many states have statutes similar to CERCLA, and not all those statutes provide for a secured creditor exemption. In addition, under federal law, there is potential liability relating to hazardous wastes and underground storage tanks under the federal Resource Conservation and Recovery Act.

      Some federal, state and local laws, regulations and ordinances govern the management, removal, encapsulation or disturbance of asbestos-containing materials. These laws, as well as common law standards, may--

      o impose liability for releases of or exposure to asbestos-containing materials; and

      o provide for third parties to seek recovery from owners or operators of real properties for personal injuries associated with those releases.

      Federal law requires owners of residential housing constructed prior to 1978 to disclose to potential residents or purchasers any known lead-based paint hazards and will impose treble damages for any failure to disclose. In addition, the ingestion of lead-based paint chips or dust particles by children can result in lead poisoning. If lead-based paint hazards exist at a property, then the owner of that property may be held liable for injuries and for the costs of removal or encapsulation of the lead-based paint.

      In a few states, transfers of some types of properties are conditioned upon cleanup of contamination prior to transfer. In these cases, a lender that becomes the owner of a property through foreclosure, deed in lieu of foreclosure or otherwise, may be required to clean up the contamination before selling or otherwise transferring the property.

      Beyond statute-based environmental liability, there exist common law causes of action related to hazardous environmental conditions on a property, such as actions based on nuisance or on toxic tort resulting in death, personal injury or damage to property. While it may be more difficult to hold a lender liable under common law causes of action, unanticipated or uninsured liabilities of the borrower may jeopardize the borrower's ability to meet its loan obligations.

      Federal, state and local environmental regulatory requirements change often. It is possible that compliance with a new regulatory requirement could impose significant compliance costs on a borrower. These costs may jeopardize the borrower's ability to meet its loan obligations.

      Additional Considerations. The cost of remediating hazardous substance contamination at a property can be substantial. If a lender becomes liable, it can bring an action for contribution against the owner or operator who created the environmental hazard. However, that individual or entity may be without substantial assets. Accordingly, it is possible that the costs could become a liability of the related trust and occasion a loss to the related certificateholders.

      If the operations on a foreclosed property are subject to environmental laws and regulations, the lender will be required to operate the property in accordance with those laws and regulations. This compliance may entail substantial expense, especially in the case of industrial or manufacturing properties.

      In addition, a lender may be obligated to disclose environmental conditions on a property to government entities and/or to prospective buyers, including prospective buyers at a foreclosure sale or following foreclosure. This disclosure may decrease the amount that prospective buyers are willing to pay for the affected property, sometimes substantially.

Due-on-Sale and Due-on-Encumbrance Provisions

      Some or all of the mortgage loans underlying a series of offered certificates may contain due-on-sale and due-on-encumbrance clauses that purport to permit the lender to accelerate the maturity of the loan if the borrower transfers or encumbers the a mortgaged property. In recent years, court decisions and legislative actions placed substantial restrictions on the right of lenders to enforce these clauses in many states. However, the Garn-St Germain Depository Institutions Act of 1982 generally preempts state laws that prohibit the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to the limitations prescribed in that Act and the regulations promulgated thereunder.

Junior Liens; Rights of Holders of Senior Liens

      Any of our trusts may include mortgage loans secured by junior liens, while the loans secured by the related senior liens may not be included in that trust. The primary risk to holders of mortgage loans secured by junior liens is the possibility that adequate funds will not be received in connection with a foreclosure of the related senior liens to satisfy fully both the senior loans and the junior loan.

      In the event that a holder of a senior lien forecloses on a mortgaged property, the proceeds of the foreclosure or similar sale will be applied as follows--

      o first, to the payment of court costs and fees in connection with the foreclosure;

      o     second, to real estate taxes;

      o third, in satisfaction of all principal, interest, prepayment or acceleration penalties, if any, and any other sums due and owing to the holder of the senior liens; and

      o last, in satisfaction of all principal, interest, prepayment and acceleration penalties, if any, and any other sums due and owing to the holder of the junior liens.

Subordinate Financing

      Some mortgage loans underlying a series of offered certificates may not restrict the ability of the borrower to use the mortgaged property as security for one or more additional loans, or the restrictions may be unenforceable. Where a borrower encumbers a mortgaged property with one or more junior liens, the senior lender is subjected to the following additional risks--

      o the borrower may have difficulty servicing and repaying multiple loans;

      o if the subordinate financing permits recourse to the borrower, as is frequently the case, and the senior loan does not, a borrower may have more incentive to repay sums due on the subordinate loan;

      o acts of the senior lender that prejudice the junior lender or impair the junior lender's security, such as the senior lender's agreeing to an increase in the principal amount of or the interest rate payable on the senior loan, may create a superior equity in favor of the junior lender;

      o if the borrower defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender; and

      o the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.


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

Default Interest and Limitations on Prepayments

      Notes and mortgages may contain provisions that obligate the borrower to pay a late charge or additional interest if payments are not timely made. They may also contain provisions that prohibit prepayments for a specified period and/or condition prepayments upon the borrower's payment of prepayment premium, fee or charge. In some states, there are or may be specific limitations upon the late charges that a lender may collect from a borrower for delinquent payments. Some states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. In addition, the enforceability of provisions that provide for prepayment premiums, fees and charges upon an involuntary prepayment is unclear under the laws of many states.

Applicability of Usury Laws

      Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980 provides that state usury limitations shall not apply to various types of residential, including multifamily, first mortgage loans originated by particular lenders after March 31, 1980. Title V authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. In addition, even where Title V is not rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Some states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

Americans with Disabilities Act

      Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated thereunder, in order to protect individuals with disabilities, owners of public accommodations, such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments, must remove architectural and communication barriers which are structural in nature from existing places of public accommodation to the extent "readily achievable." In addition, under the ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, the altered portions are readily accessible to and usable by disabled individuals. The "readily achievable" standard takes into account, among other factors, the financial resources of the affected property owner, landlord or other applicable person. In addition to imposing a possible financial burden on the borrower in its capacity as owner or landlord, the ADA may also impose requirements on a foreclosing lender who succeeds to the interest of the borrower as owner or landlord. Furthermore, because the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender that is financially more capable than the borrower of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the borrower is subject.

Soldiers' and Sailors' Civil Relief Act of 1940

      Under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, a borrower who enters military service after the origination of the borrower's mortgage loan, including a borrower who was in reserve status and is called to active duty after origination of the mortgage loan, may not be charged interest, including fees and charges, above an annual rate of 6% during the period of the borrower's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to individuals who are members of the Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard and officers of the U.S. Public Health Service assigned to duty with the military. Because the Relief Act applies to individuals who enter military service, including reservists who are called to active duty, after origination of the related mortgage loan, no information can be provided as to the number of loans with individuals as borrowers that may be affected by the Relief Act.

      Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of a master servicer or special servicer to collect full amounts of interest on an affected mortgage loan. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts payable to the holders of certificates of the related series, and would not be covered by advances or, unless otherwise specified in the related prospectus supplement, any form of credit support provided in connection with the certificates. In addition, the Relief Act imposes limitations that would impair the ability of a master servicer or special servicer to foreclose on an affected mortgage loan during the borrower's period of active duty status and, under some circumstances, during an additional three month period after the active duty status ceases.


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

Forfeitures in Drug and RICO Proceedings

      Federal law provides that property owned by persons convicted of drug-related crimes or of criminal violations of the Racketeer Influenced and Corrupt Organizations statute can be seized by the government if the property was used in, or purchased with the proceeds of, those crimes. Under procedures contained in the comprehensive Crime Control Act of 1984, the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties "known to have an alleged interest in the property," including the holders of mortgage loans.

      A lender may avoid forfeiture of its interest in the property if it establishes that--

      o its mortgage was executed and recorded before commission of the crime upon which the forfeiture is based; or

      o the lender was, at the time of execution of the mortgage, "reasonably without cause to believe" that the property was used in, or purchased with the proceeds of, illegal drug or RICO activities.

                         FEDERAL INCOME TAX CONSEQUENCES

General

      This is a general discussion of the material federal income tax consequences of owning the offered certificates. To the extent it relates to matters of law or legal conclusions, it represents the opinion of our counsel, subject to any qualifications as may be expressed in this discussion. Unless we otherwise specify in the related prospectus supplement, our counsel for each series will be Cadwalader, Wickersham & Taft LLP or Sidley Austin Brown & Wood LLP (as provided in the related prospectus supplement).

      This discussion is directed to certificateholders that hold the offered certificates as "capital assets" within the meaning of Section 1221 of the Internal Revenue Code of 1986, which we will refer to throughout this "Federal Income Tax Consequences" section as the "Code". It does not discuss all federal income tax consequences that may be relevant to owners of offered certificates, particularly as to investors subject to special treatment under the Code, including--

      o     banks;

      o     insurance companies; and

      o     foreign investors.

      Further, this discussion and any legal opinions referred to in this discussion are based on authorities that can change, or be differently interpreted, with possible retroactive effect. No rulings have been or will be sought from the IRS with respect to any of the federal income tax consequences discussed below. Accordingly, the IRS may take contrary positions.

      Investors and preparers of tax returns should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice is--

      o given with respect to events that have occurred at the time the advice is rendered; and

      o is directly relevant to the determination of an entry on a tax return.

      Accordingly, even if this discussion addresses an issue regarding the tax treatment of the owner of the offered certificates, investors should consult their own tax advisors regarding that issue. Investors should do so not only as to federal taxes, but also state and local taxes. See "State and Other Tax Consequences".

      The following discussion addresses securities of two general types--

      o "REMIC certificates" representing interests in a trust, or a portion thereof, as to which a specified person or entity will make a "real estate mortgage investment conduit", or "REMIC", election under Sections 860A through 860G of the Code; and

      o "grantor trust certificates" representing interests in a trust or a portion thereof, as to which no REMIC election will be made.

      We will indicate in the prospectus supplement for each series whether the related trustee, another party to the related Governing Document or an agent appointed by that trustee or other party, in any event, a tax administrator, will make a REMIC election for the related trust. If the related tax administrator is required to make a REMIC election, we also will identify in the related prospectus supplement all regular interests and residual interests in the resulting REMIC.

      The following discussion is limited to certificates offered under this prospectus. In addition, this discussion applies only to the extent that the related trust or a portion thereof holds only mortgage loans. If a trust holds assets other than mortgage loans, such as mortgage-backed securities, we will disclose in the related prospectus supplement the tax consequences associated with those other assets being included. In addition, if agreements other than guaranteed investment contracts are included in a trust to provide interest rate protection for the related offered certificates, the anticipated material tax consequences associated with those agreements also will be discussed in the related prospectus supplement. See "Description of the Trust Assets--Arrangements Providing Reinvestment, Interest Rate and Currency Related Protection".

      The following discussion is based in part on the rules governing original issue discount in Sections 1271-1273 and 1275 of the Code and in the Treasury regulations issued under those sections. It is also based in part on the rules governing REMICs in Sections 860A-860G of the Code and in the Treasury regulations issued under those sections, which we will refer to as the "REMIC Regulations". The regulations relating to original issue discount do not adequately address certain issues relevant to, and in some instances provide that they are not applicable to, securities such as the offered certificates.

REMICs

      General. With respect to each series of offered certificates as to which the related tax administrator will make a REMIC election, our counsel will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Governing Document, and subject to certain assumptions set forth in the opinion--

      o the related trust, or the relevant designated portion of the trust, will qualify as a REMIC; and

      o those offered certificates of that series will be considered to evidence ownership of--

            1.    REMIC "regular interests", or

            2.    REMIC "residual interests".

      We refer in this discussion to--

      o certificates that evidence REMIC "regular interests" as the "REMIC regular certificates"; and

      o certificates that represent REMIC "residual interests" as the "REMIC residual certificates".

      If an entity electing to be treated as a REMIC fails to comply with the ongoing requirements of the Code for REMIC status, it may lose its REMIC status. If so, the entity may become taxable as a corporation. Therefore, the related certificates may not be given the tax treatment summarized below. Although the Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of REMIC status, the Treasury Department has not done so. Any relief mentioned above, moreover, may be accompanied by sanctions. These sanctions could include the imposition of a corporate tax on all or a portion of a trust's income for the period in which the requirements for REMIC status are not satisfied. The Governing Document with respect to each REMIC will include provisions designed to maintain its status as a REMIC under the Code.

      Qualification as a REMIC. In order to qualify as a REMIC, an entity must comply with the requirements set forth in the Code. The REMIC must fulfill an asset test, which requires that no more than a de minimis portion of the assets of the REMIC, as of the close of the third calendar month beginning after the "Startup Day" and at all times thereafter, may consist of assets other than "qualified mortgages" and "permitted investments". The "Startup Day" for the purposes of this discussion is the date of issuance of the REMIC certificates. The REMIC Regulations provide a safe harbor pursuant to which the de minimis requirement is met if at all times the aggregate adjusted basis of the nonqualified assets is less than 1% of the aggregate adjusted basis of all the REMIC's assets. An entity that fails to meet the safe harbor may nevertheless demonstrate that it holds no more than a de minimis amount of nonqualified assets. A REMIC also must provide "reasonable arrangements" to prevent its residual interest from being held by "Disqualified Organizations" and must furnish applicable tax information to transferors or agents that violate this requirement. The Governing Document for each series will contain a provision designed to meet this requirement. See "--Sales of REMIC Certificates" and "--Tax and Restrictions on Transfers of REMIC Residual Certificates to Certain Organizations" below.

      A qualified mortgage is any obligation that is principally secured by an interest in real property and that is either transferred to the REMIC on the Startup Day or is purchased by the REMIC within a three-month period thereafter pursuant to a fixed price contract in effect on the Startup Day. Qualified mortgages include--

      o     whole mortgage loans, such as the mortgage loans;

      o certificates of beneficial interest in a grantor trust that holds mortgage loans, including certain mortgage backed securities;

      o regular interests in another REMIC, such as mortgage backed securities in a trust as to which a REMIC election has been made;

      o loans secured by timeshare interests and loans secured by shares held by a tenant stockholder in a cooperative housing corporation, provided, in general that:

            1. the fair market value of the real property security (including buildings and structural components) is at least 80% of the principal balance of the related mortgage loan or mortgage loan underlying the mortgage certificate either at origination or as of the Startup Day (an original loan-to-value ratio of not more than 125% with respect to the real property security); or

            2. substantially all the proceeds of the mortgage loan or the underlying mortgage loan were used to acquire, improve or protect an interest in real property that, at the origination date, was the only security for the mortgage loan or underlying mortgage loan.

If the mortgage loan has been significantly modified other than in connection with a default or reasonably foreseeable default, it must meet the loan-to-value test in (1) above as of the date of the last significant modification or at closing. A qualified mortgage includes a qualified replacement mortgage, which is any property that would have been treated as a qualified mortgage if it were transferred to the REMIC on the Startup Day and that is received either--

      o in exchange for any qualified mortgage within a three-month period thereafter; or

      o in exchange for a "defective obligation" within a two-year period thereafter.

A "defective obligation" includes--

      o a mortgage in default or as to which default is reasonably foreseeable;

      o a mortgage as to which a customary representation or warranty made at the time of transfer to the REMIC has been breached;

      o     a mortgage that was fraudulently procured by the mortgagor; and

      o a mortgage that was not in fact principally secured by real property (but only if the mortgage is disposed of within 90 days of discovery).


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

      Permitted investments include cash flow investments, qualified reserve assets and foreclosure property. A cash flow investment is an investment, earning a return in the nature of interest, of amounts received on or with respect to qualified mortgages for a temporary period, not exceeding 13 months, until the next scheduled distribution to holders of interests in the REMIC. A qualified reserve asset is any intangible property held for investment that is part of any reasonably required reserve maintained by the REMIC to provide for payments of expenses of the REMIC or amounts due on the regular or residual interests in the event of defaults (including delinquencies) on the qualified mortgages, lower than expected reinvestment returns, prepayment interest shortfalls and certain other contingencies. The reserve fund will be disqualified if more than 30% of the gross income from the assets in the fund for the year is derived from the sale or other disposition of property held for less than three months, unless required to prevent a default on the regular interests caused by a default on one or more qualified mortgages. A reserve fund must be reduced "promptly and appropriately" as payments on the mortgage loans are received. Foreclosure property is real property acquired by the REMIC in connection with the default or imminent default of a qualified mortgage, provided that we had no knowledge that the mortgage loan would go into default at the time it was transferred to the REMIC. Foreclosure property generally must be disposed of prior to the close of the third calendar year following the acquisition of the property by the REMIC, with an extension that may be granted by the IRS.

      In addition to the foregoing requirements, the various interests in a REMIC also must meet certain requirements. All of the interests in a REMIC must be either of the following--

      o     one or more classes of regular interests; or

      o a single class of residual interests on which distributions, if any, are made pro rata.

      A regular interest is an interest in a REMIC that is issued on the Startup Day with fixed terms, is designated as a regular interest, and unconditionally entitles the holder to receive a specified principal amount (or other similar amount), and provides that interest payments (or other similar amounts), if any, at or before maturity either are payable based on a fixed rate or a qualified variable rate, or consist of a specified, nonvarying portion of the interest payments on qualified mortgages. The specified portion may consist of--

      o     a fixed number of basis points;

      o     a fixed percentage of the total interest; or

      o a fixed or qualified variable or inverse variable rate on some or all of the qualified mortgages minus a different fixed or qualified variable rate.

      The specified principal amount of a regular interest that provides for interest payments consisting of a specified, nonvarying portion of interest payments on qualified mortgages may be zero. A residual interest is an interest in a REMIC other than a regular interest that is issued on the Startup Day and that is designated as a residual interest. An interest in a REMIC may be treated as a regular interest even if payments of principal with respect to that interest are subordinated to payments on other regular interests or the residual interest in the REMIC, and are dependent on the absence of defaults or delinquencies on qualified mortgages or permitted investments, lower than reasonably expected returns on permitted investments, unanticipated expenses incurred by the REMIC or prepayment interest shortfalls. Accordingly, the REMIC regular certificates of a series will constitute one or more classes of regular interests, and the REMIC residual certificates for each REMIC of that series will constitute a single class of residual interests on which distributions are made pro rata.

      Characterization of Investments in REMIC Certificates. Unless we state otherwise in the related prospectus supplement, the offered certificates that are REMIC certificates will be treated as--

      o "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code in the hands of a real estate investment trust; and

      o "loans secured by an interest in real property" or other assets described in Section 7701(a)(19)(C) of the Code in the hands of a thrift institution,

in the same proportion that the assets of the related REMIC are so treated.

      However, to the extent that the REMIC assets constitute mortgage loans on property not used for residential or certain other prescribed purposes, the related offered certificates will not be treated as assets qualifying under
Section 7701(a)(19)(C). If 95% or more of the assets of the REMIC qualify for any of the foregoing characterizations at all times during a calendar year, the related offered certificates will qualify for the corresponding status in their entirety for that calendar year.

      In addition, unless provided otherwise in the related prospectus supplement, offered certificates that are REMIC regular certificates will be--

      o "qualified mortgages" within the meaning of Section 860G(a)(3) of the Code in the hands of another REMIC; and

      o "permitted assets" under Section 860L(c)(1)(G) of the Code for a financial asset securitization investment trust or "FASIT".

      Finally, interest, including original issue discount, on offered certificates that are REMIC regular certificates, and income allocated to offered certificates that are REMIC residual certificates, will be interest described in Section 856(c)(3)(B) of the Code if received by a real estate investment trust, to the extent that these certificates are treated as "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code.

      The related tax administrator will determine the percentage of the REMIC's assets that constitute assets described in the above-referenced sections of the Code with respect to each calendar quarter based on the average adjusted basis of each category of the assets held by the REMIC during that calendar quarter. The related tax administrator will report those determinations to certificateholders in the manner and at the times required by applicable Treasury regulations.

      The assets of the REMIC will include, in addition to mortgage loans, collections on mortgage loans held pending payment on the related offered certificates and any property acquired by foreclosure held pending sale, and may include amounts in reserve accounts. It is unclear whether property acquired by foreclosure held pending sale, and amounts in reserve accounts, would be considered to be part of the mortgage loans, or whether these assets otherwise would receive the same treatment as the mortgage loans for purposes of the above-referenced sections of the Code. In addition, in some instances, the mortgage loans may not be treated entirely as assets described in those sections of the Code. If so, we will describe in the related prospectus supplement those mortgage loans that are characterized differently. The Treasury regulations do provide, however, that cash received from collections on mortgage loans held pending payment is considered part of the mortgage loans for purposes of Section 856(c)(5)(B) of the Code, relating to real estate investment trusts.

      To the extent a REMIC certificate represents ownership of an interest in a mortgage loan that is secured in part by the related borrower's interest in a bank account, that mortgage loan is not secured solely by real estate, and therefore--

      o a portion of that certificate may not represent ownership of "loans secured by an interest in real property" or other assets described in Section 7701(a)(19)(C) of the Code;

      o a portion of that certificate may not represent ownership of "real estate assets" under Section 856(c)(5)(B) of the Code; and

      o the interest on that certificate may not constitute "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code.

      Tiered REMIC Structures. For certain series of REMIC certificates, the related tax administrator may make two or more REMIC elections as to the related trust for federal income tax purposes. As to each of these series of REMIC certificates, our counsel will opine that each portion of the related trust as to which a REMIC election is to be made will qualify as a REMIC. Each of these series will be treated as one REMIC solely for purposes of determining--

      o whether the related REMIC certificates will be "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code;

      o whether the related REMIC certificates will be "loans secured by an interest in real property" under Section 7701(a)(19)(C) of the Code; and


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      o     whether the interest/income on the related REMIC certificates is interest described in Section 856(c)(3)(B) of the Code.

      Taxation of Owners of REMIC Regular Certificates.

      General. Except as otherwise stated in this discussion, the Code treats REMIC regular certificates as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets. Holders of REMIC regular certificates that otherwise report income under the cash method of accounting must nevertheless report income with respect to REMIC regular certificates under the accrual method.

      Original Issue Discount. Certain REMIC regular certificates may be issued with "original issue discount" within the meaning of Section 1273(a) of the Code. Any holders of REMIC regular certificates issued with original issue discount generally will have to include original issue discount in income as it accrues, in accordance with the constant yield method described below, prior to the receipt of the cash attributable to that income. The IRS has issued regulations under Sections 1271 to 1275 of the Code generally addressing the treatment of debt instruments issued with original issue discount. Section 1272(a)(6) of the Code provides special rules applicable to the accrual of original issue discount on, among other things, REMIC regular certificates. The Treasury Department has not issued regulations under that section. You should be aware, however, that Section 1272(a)(6) and the regulations under Sections 1271 to 1275 of the Code do not adequately address certain issues relevant to, or are not applicable to, prepayable securities such as the offered certificates. We recommend that you consult with your own tax advisor concerning the tax treatment of your certificates.

      The Code requires, in computing the accrual of original issue discount on REMIC regular certificates, that a reasonable assumption be used concerning the rate at which borrowers will prepay the mortgage loans held by the related REMIC. Further, adjustments must be made in the accrual of that original issue discount to reflect differences between the prepayment rate actually experienced and the assumed prepayment rate. The prepayment assumption is to be determined in a manner prescribed in Treasury regulations that the Treasury Department has not yet issued. The Conference Committee Report accompanying the Tax Reform Act of 1986 (the "Committee Report") indicates that the regulations should provide that the prepayment assumption used with respect to a REMIC regular certificate is determined once, at initial issuance, and must be the same as that used in pricing. The prepayment assumption used in reporting original issue discount for each series of REMIC regular certificates will be consistent with this standard and will be disclosed in the related prospectus supplement. However, neither we nor any other person will make any representation that the mortgage loans underlying any series of REMIC regular certificates will in fact prepay at a rate conforming to the prepayment assumption or at any other rate or that the IRS will not challenge on audit the prepayment assumption used.

      The original issue discount, if any, on a REMIC regular certificate will be the excess of its stated redemption price at maturity over its issue price.

      The issue price of a particular class of REMIC regular certificates will be the first cash price at which a substantial amount of those certificates are sold, excluding sales to bond houses, brokers and underwriters. If less than a substantial amount of a particular class of REMIC regular certificates is sold for cash on or prior to the related date of initial issuance of those certificates, the issue price for that class will be the fair market value of that class on the date of initial issuance.

      Under the Treasury regulations, the stated redemption price of a REMIC regular certificate is equal to the total of all payments to be made on that certificate other than qualified stated interest. Qualified stated interest is interest that is unconditionally payable at least annually, during the entire term of the instrument, at--

      o     a single fixed rate;

      o     a qualified floating rate;

      o     an objective rate;

      o a combination of a single fixed rate and one or more qualified floating rates;

      o a combination of a single fixed rate and one qualified inverse floating rate; or


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

      o a combination of qualified floating rates that does not operate in a manner that accelerates or defers interest payments on the REMIC regular certificate.

      In the case of REMIC regular certificates bearing adjustable interest rates, the determination of the total amount of original issue discount and the timing of the inclusion thereof will vary according to the characteristics of those certificates. If the original issue discount rules apply to those certificates, we will describe in the related prospectus supplement the manner in which those rules will be applied with respect to those certificates in preparing information returns to the certificateholders and the IRS.

      Certain classes of REMIC regular certificates may provide that the first interest payment with respect to those certificates be made more than one month after the date of initial issuance, a period that is longer than the subsequent monthly intervals between interest payments. Assuming the accrual period for original issue discount is the monthly period that ends on each payment date, then, as a result of this long first accrual period, some or all interest payments may be required to be included in the stated redemption price of the REMIC regular certificate and accounted for as original issue discount. Because interest on REMIC regular certificates must in any event be accounted for under an accrual method, applying this analysis would result in only a slight difference in the timing of the inclusion in income of the yield on the REMIC regular certificates.

      In addition, if the accrued interest to be paid on the first payment date is computed with respect to a period that begins prior to the date of initial issuance, a portion of the purchase price paid for a REMIC regular certificate will reflect that accrued interest. In those cases, information returns provided to the certificateholders and the IRS will be based on the position that the portion of the purchase price paid for the interest accrued prior to the date of initial issuance is treated as part of the overall cost of the REMIC regular certificate. Therefore, the portion of the interest paid on the first payment date in excess of interest accrued from the date of initial issuance to the first payment date is included in the stated redemption price of the REMIC regular certificate. However, the Treasury regulations state that all or some portion of this accrued interest may be treated as a separate asset, the cost of which is recovered entirely out of interest paid on the first payment date. It is unclear how an election to do so would be made under these regulations and whether this election could be made unilaterally by a certificateholder.

      Notwithstanding the general definition of original issue discount, original issue discount on a REMIC regular certificate will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the certificate multiplied by its weighted average maturity. For this purpose, the weighted average maturity of a REMIC regular certificate is computed as the sum of the amounts determined, as to each payment included in the stated redemption price of the certificate, by multiplying--

      o the number of complete years, rounding down for partial years, from the date of initial issuance, until that payment is expected to be made, presumably taking into account the prepayment assumption; by

      o     a fraction--

            1.    the numerator of which is the amount of the payment, and

            2. the denominator of which is the stated redemption price at maturity of the certificate.

      Under the Treasury regulations, original issue discount of only a de minimis amount, other than de minimis original issue discount attributable to a so-called teaser interest rate or an initial interest holiday, will be included in income as each payment of stated principal is made, based on the product of:

      o     the total amount of the de minimis original issue discount, and

      o     a fraction--

            1. the numerator of which is the amount of the principal payment, and

            2. the denominator of which is the outstanding stated principal amount of the subject REMIC regular certificate.


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

      The Treasury regulations also would permit you to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See "--REMICs--Taxation of Owners of REMIC Regular Certificates--Market Discount" below for a description of that election under the applicable Treasury regulations.

      If original issue discount on a REMIC regular certificate is in excess of a de minimis amount, the holder of the certificate must include in ordinary gross income the sum of the daily portions of original issue discount for each day during its taxable year on which it held the certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC regular certificate, the daily portions of original issue discount will be determined as described below.

      As to each accrual period, the related tax administrator will calculate the original issue discount that accrued during that accrual period. For these purposes, an accrual period is, unless we otherwise state in the related prospectus supplement, the period that begins on a date that corresponds to a payment date, or in the case of the first accrual period, begins on the date of initial issuance, and ends on the day immediately preceding the following payment date. The portion of original issue discount that accrues in any accrual period will equal the excess, if any, of--

      o     the sum of--

            1. the present value, as of the end of the accrual period, of all of the payments remaining to be made on the subject REMIC regular certificate, if any, in future periods, presumably taking into account the prepayment assumption, and

            2. the payments made on that certificate during the accrual period of amounts included in the stated redemption price; over

      o the adjusted issue price of the subject REMIC regular certificate at the beginning of the accrual period.

The adjusted issue price of a REMIC regular certificate is--

      o     the issue price of the certificate; increased by

      o the aggregate amount of original issue discount previously accrued on the certificate; reduced by

      o the amount of all prior payments of amounts included in its stated redemption price.

The present value of the remaining payments referred to in item 1 of the second preceding sentence, will be calculated--

      o assuming that payments on the REMIC regular certificate will be received in future periods based on the related mortgage loans being prepaid at a rate equal to the prepayment assumption;

      o using a discount rate equal to the original yield to maturity of the certificate, based on its issue price and the assumption that the related mortgage loans will be prepaid at a rate equal to the prepayment assumption; and

      o taking into account events, including actual prepayments, that have occurred before the close of the accrual period.

      The original issue discount accruing during any accrual period, computed as described above, will be allocated ratably to each day during the accrual period to determine the daily portion of original issue discount for that day.


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

      A subsequent purchaser of a REMIC regular certificate that purchases the certificate at a cost, excluding any portion of that cost attributable to accrued qualified stated interest, that is less than its remaining stated redemption price, will also be required to include in gross income the daily portions of any original issue discount with respect to the certificate. However, the daily portion will be reduced, if the cost is in excess of its adjusted issue price, in proportion to the ratio that the excess bears to the aggregate original issue discount remaining to be accrued on the certificate. The adjusted issue price of a REMIC regular certificate, as of any date of determination, equals the sum of:

      o the adjusted issue price or, in the case of the first accrual period, the issue price, of the certificate at the beginning of the accrual period which includes that date of determination; and

      o the daily portions of original issue discount for all days during the accrual period prior to that date of determination.

      If the foregoing method for computing original issue discount results in a negative amount of original issue discount as to any accrual period with respect to a REMIC regular certificate held by you, the amount of original issue discount accrued for that accrual period will be zero. You may not deduct the negative amount currently. Instead, you will only be permitted to offset the negative amount against future positive original issue discount, if any, attributable to the certificate. Although not free from doubt, it is possible that you may be permitted to recognize a loss to the extent your basis in the certificate exceeds the maximum amount of payments that you could ever receive with respect to the certificate. However, any such loss may be a capital loss, which is limited in its deductibility. The foregoing considerations are particularly relevant to certificates that have no, or a disproportionately small, amount of principal because they can have negative yields if the mortgage loans held by the related REMIC prepay more quickly than anticipated. See "Risk Factors--Prepayment Considerations; Variability in Average Life of Offered Certificates; Special Yield Considerations".

      The Treasury regulations in some circumstances permit the holder of a debt instrument to recognize original issue discount under a method that differs from that used by the issuer. Accordingly, it is possible that you may be able to select a method for recognizing original issue discount that differs from that used by the trust in preparing reports to you and the IRS. Prospective purchasers of the REMIC regular certificates should consult their tax advisors concerning the tax treatment of these certificates in this regard.

      Market Discount. You will be considered to have purchased a REMIC regular certificate at a market discount if--

      o in the case of a certificate issued without original issue discount, you purchased the certificate at a price less than its remaining stated principal amount; or

      o in the case of a certificate issued with original issue discount, you purchased the certificate at a price less than its adjusted issue price.

      If you purchase a REMIC regular certificate with more than a de minimis amount of market discount, you will recognize gain upon receipt of each payment representing stated redemption price. Under Section 1276 of the Code, you generally will be required to allocate the portion of each payment representing some or all of the stated redemption price first to accrued market discount not previously included in income. You must recognize ordinary income to that extent. You may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, this election will apply to all market discount bonds acquired by you on or after the first day of the first taxable year to which this election applies.

      The Treasury regulations also permit you to elect to accrue all interest and discount, including de minimis market or original issue discount, in income as interest, and to amortize premium, based on a constant yield method. Your making this election with respect to a REMIC regular certificate with market discount would be deemed to be an election to include market discount in income currently with respect to all other debt instruments with market discount that you acquire during the taxable year of the election or thereafter, and possibly previously acquired instruments. Similarly, your making this election as to a certificate acquired at a premium would be deemed to be an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that you own or acquire. See "--REMICs--Taxation of Owners of REMIC Regular Certificates--Premium" below.

      Each of the elections described above to accrue interest and discount and to amortize premium, with respect to a certificate on a constant yield method or as interest would be irrevocable except with the approval of the IRS.


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      However, market discount with respect to a REMIC regular certificate will be considered to be de minimis for purposes of Section 1276 of the Code if the market discount is less than 0.25% of the remaining stated redemption price of the certificate multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule with respect to original issue discount on obligations payable in installments, the Treasury regulations refer to the weighted average maturity of obligations. It is likely that the same rule will be applied with respect to market discount, presumably taking into account the prepayment assumption. If market discount is treated as de minimis under this rule, it appears that the actual discount would be treated in a manner similar to original issue discount of a de minimis amount. See "--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" above. This treatment would result in discount being included in income at a slower rate than discount would be required to be included in income using the method described above.

      Section 1276(b)(3) of the Code specifically authorizes the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until regulations are issued by the Treasury Department, certain rules described in the Committee Report apply. The Committee Report indicates that in each accrual period, you may accrue market discount on a REMIC regular certificate held by you, at your option--

      o     on the basis of a constant yield method;

      o in the case of a certificate issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the certificate as of the beginning of the accrual period; or

      o in the case of a certificate issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total amount of original issue discount remaining on the certificate at the beginning of the accrual period.

      The prepayment assumption used in calculating the accrual of original issue discount is also used in calculating the accrual of market discount.

      To the extent that REMIC regular certificates provide for monthly or other periodic payments throughout their term, the effect of these rules may be to require market discount to be includible in income at a rate that is not significantly slower than the rate at which the discount would accrue if it were original issue discount. Moreover, in any event a holder of a REMIC regular certificate generally will be required to treat a portion of any gain on the sale or exchange of the certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income.

      Further, Section 1277 of the Code may require you to defer a portion of your interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry a REMIC regular certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any deferred interest expense would not exceed the market discount that accrues during the related taxable year and is, in general, allowed as a deduction not later than the year in which the related market discount is includible in income. If you have elected, however, to include market discount in income currently as it accrues, the interest deferral rule described above would not apply.

      Premium. A REMIC regular certificate purchased at a cost, excluding any portion of the cost attributable to accrued qualified stated interest, that is greater than its remaining stated redemption price will be considered to be purchased at a premium. You may elect under Section 171 of the Code to amortize the premium under the constant yield method over the life of the certificate. If you elect to amortize bond premium, bond premium would be amortized on a constant yield method and would be applied as an offset against qualified stated interest. If made, this election will apply to all debt instruments having amortizable bond premium that you own or subsequently acquire. The IRS has issued regulations on the amortization of bond premium, but they specifically do not apply to holders of REMIC regular certificates.

      The Treasury regulations also permit you to elect to include all interest, discount and premium in income based on a constant yield method, further treating you as having made the election to amortize premium generally. See "-- REMICs --Taxation of Owners of REMIC Regular Certificates--Market Discount" above. The Committee Report states that the same rules that apply to accrual of market discount and require the use of a prepayment assumption in accruing market discount with respect to REMIC regular certificates without regard to whether those certificates have original issue discount, will also apply in amortizing bond premium under Section 171 of the Code.


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      Whether you will be treated as holding a REMIC regular certificate with amortizable bond premium will depend on--

      o     the purchase price paid for your certificate; and

      o the payments remaining to be made on your certificate at the time of its acquisition by you.

      If you acquire an interest in any class of REMIC regular certificates issued at a premium, you should consider consulting your own tax advisor regarding the possibility of making an election to amortize the premium.

      Realized Losses. Under Section 166 of the Code, if you are either a corporate holder of a REMIC regular certificate or a noncorporate holder of a REMIC regular certificate that acquires the certificate in connection with a trade or business, you should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which your certificate becomes wholly or partially worthless as the result of one or more realized losses on the related mortgage loans. However, if you are a noncorporate holder that does not acquire a REMIC regular certificate in connection with a trade or business, it appears that--

      o you will not be entitled to deduct a loss under Section 166 of the Code until your certificate becomes wholly worthless; and

      o     the loss will be characterized as a short-term capital loss.

      You will also have to accrue interest and original issue discount with respect to your REMIC regular certificate, without giving effect to any reductions in payments attributable to defaults or delinquencies on the related mortgage loans, until it can be established that those payment reductions are not recoverable. As a result, your taxable income in a period could exceed your economic income in that period. If any amounts previously included in taxable income are not ultimately received due to a loss on the related mortgage loans, you should be able to recognize a loss or reduction in income. However, the law is unclear with respect to the timing and character of this loss or reduction in income.

      Taxation of Owners of REMIC Residual Certificates.

      General. Although a REMIC is a separate entity for federal income tax purposes, the Code does not subject a REMIC to entity-level taxation, except with regard to prohibited transactions and certain other transactions. See "--REMICs--Prohibited Transactions Tax and Other Taxes" below. Rather, a holder of REMIC residual certificates must generally take in income the taxable income or net loss of the related REMIC. Accordingly, the Code treats the REMIC residual certificates much differently than it would if they were direct ownership interests in the related mortgage loans or debt instruments issued by the related REMIC.

      Holders of REMIC residual certificates generally will be required to report their daily portion of the taxable income or, subject to the limitations noted in this discussion, the net loss of the related REMIC for each day during a calendar quarter that they own those certificates. For this purpose, the taxable income or net loss of the REMIC will be allocated to each day in the calendar quarter ratably using a "30 days per month/90 days per quarter/360 days per year" convention unless we otherwise disclose in the related prospectus supplement. These daily amounts then will be allocated among the holders of the REMIC residual certificates in proportion to their respective ownership interests on that day. Any amount included in the certificateholders' gross income or allowed as a loss to them by virtue of this paragraph will be treated as ordinary income or loss. The taxable income of the REMIC will be determined under the rules described below in "--REMICs--Taxation of Owners of REMIC Residual Certificates--Taxable Income of the REMIC". Holders of REMIC residual certificates must report the taxable income of the related REMIC without regard to the timing or amount of cash payments by the REMIC until the REMIC's termination. Income derived from the REMIC residual certificates will be "portfolio income" for the purposes of the limitations under Section 469 of the Code on the deductibility of "passive losses".

      A holder of a REMIC residual certificate that purchased the certificate from a prior holder also will be required to report on its federal income tax return amounts representing its daily share of the taxable income, or net loss, of the related REMIC for each day that it holds the REMIC residual certificate. These daily amounts generally will equal the amounts of taxable income or net loss determined as described above. The Committee Report indicates that certain modifications of the general rules may be made, by regulations, legislation or otherwise, to reduce or increase the income of a holder of a REMIC residual certificate. These modifications would occur when a holder purchases the REMIC residual certificate from a prior


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holder at a price other than the adjusted basis that the REMIC residual certificate would have had in the hands of an original holder of that certificate. The Treasury regulations, however, do not provide for these modifications.

      The Treasury Department has issued final regulations, effective May 11, 2004, which address the federal income tax treatment of "inducement fees" received by transferees of noneconomic REMIC residual interests. The final regulations require inducement fees to be included in income over a period reasonably related to the period in which the related REMIC residual interest is expected to generate taxable income or net loss allocable to the holder. The final regulations provide two safe harbor methods which permit transferees to include inducement fees in income either (i) in the same amounts and over the same period that the taxpayer uses for financial reporting purposes, provided that such period is not shorter than the period the REMIC is expected to generate taxable income or (ii) ratably over the remaining anticipated weighted average life of all the regular and residual interests issued by the REMIC, determined based on actual distributions projected as remaining to be made on such interests under the prepayment assumption. If the holder of a REMIC residual interest sells or otherwise disposes of the Residual Certificate, any unrecognized portion of the inducement fee must be taken into account at the time of the sale or disposition. The final regulations also provide that an inducement fee shall be treated as income from sources within the United States. In addition, the IRS has issued administrative guidance addressing the procedures by which transferees of noneconomic REMIC residual interests may obtain automatic consent from the IRS to change the method of accounting for REMIC inducement fee income to one of the safe harbor methods provided in these final regulations (including a change from one safe harbor method to the other safe harbor method). Prospective purchasers of the REMIC residual certificates should consult with their tax advisors regarding the effect of these final regulations and the related guidance regarding the procedures for obtaining automatic consent to change the method of accounting.

      Tax liability with respect to the amount of income that holders of REMIC residual certificates will be required to report, will often exceed the amount of cash payments received from the related REMIC for the corresponding period. Consequently, you should have--

      o other sources of funds sufficient to pay any federal income taxes due as a result of your ownership of REMIC residual certificates; or

      o     unrelated deductions against which income may be offset.

See, however, the rules discussed below relating to--

      o     "excess inclusions";

      o     residual interests without "significant value"; and

      o     "noneconomic" residual interests.

      The fact that the tax liability associated with this income allocated to you may exceed the cash payments received by you for the corresponding period may significantly and adversely affect their after-tax rate of return. This disparity between income and payments may not be offset by corresponding losses or reductions of income attributable to your certificates until subsequent tax years. Even then, the extra income may not be completely offset due to changes in the Code, tax rates or character of the income or loss. Therefore, the REMIC residual certificates will ordinarily have a negative value at the time of issuance. See "Risk Factors--Certain Federal Income Tax Consequences Regarding Residual Certificates".

      Taxable Income of the REMIC. The taxable income of a REMIC will equal--

      o     the income from the mortgage loans and other assets of the REMIC;
            plus

      o any cancellation of indebtedness income due to the allocation of realized losses to those REMIC certificates, constituting "regular interests" in the REMIC; less

      o     the following items--

            1. the deductions allowed to the REMIC for interest, including original issue discount but reduced by any premium on issuance, on any class of REMIC certificates constituting "regular interests" in the REMIC, whether offered or not,


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            2.    amortization of any premium on the mortgage loans held by the
                  REMIC,

            3. bad debt losses with respect to the mortgage loans held by the REMIC, and

            4. except as described below, servicing, administrative and other expenses.

      For purposes of determining its taxable income, a REMIC will have an initial aggregate basis in its assets equal to the sum of the issue prices of all REMIC certificates, or in the case of REMIC certificates not sold initially, their fair market values. The aggregate basis will be allocated among the mortgage loans and the other assets of the REMIC in proportion to their respective fair market values. The issue price of any REMIC certificates offered hereby will be determined in the manner described above under "--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount". The issue price of a REMIC certificate received in exchange for an interest in mortgage loans or other property will equal the fair market value of the interests in the mortgage loans or other property. Accordingly, if one or more classes of REMIC certificates are retained initially rather than sold, the related tax administrator may be required to estimate the fair market value of these interests in order to determine the basis of the REMIC in the mortgage loans and other property held by the REMIC.

      Subject to possible application of the de minimis rules, the method of accrual by a REMIC of original issue discount income and market discount income with respect to mortgage loans that it holds will be equivalent to the method for accruing original issue discount income for holders of REMIC regular certificates. That method is a constant yield method taking into account the prepayment assumption. However, a REMIC that acquires loans at a market discount must include that market discount in income currently, as it accrues, on a constant yield basis. See "--REMICs--Taxation of Owners of REMIC Regular Certificates" above, which describes a method for accruing the discount income that is analogous to that required to be used by a REMIC as to mortgage loans with market discount that it holds.

      A REMIC will acquire a mortgage loan with discount, or premium, to the extent that the REMIC's basis, determined as described in the preceding paragraph, is different from its stated redemption price. Discount will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to that income, under a method similar to the method described above for accruing original issue discount on the REMIC regular certificates. A REMIC probably will elect under Section 171 of the Code to amortize any premium on the mortgage loans that it holds. Premium on any mortgage loan to which this election applies may be amortized under a constant yield method, presumably taking into account the prepayment assumption.

      A REMIC will be allowed deductions for interest, including original issue discount, on all of the certificates that constitute "regular interests" in the REMIC, whether or not offered hereby, as if those certificates were indebtedness of the REMIC. Original issue discount will be considered to accrue for this purpose as described above under "--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount". However, the de minimis rule described in that section will not apply in determining deductions.

      If a class of REMIC regular certificates is issued at a price in excess of the stated redemption price of that class, the net amount of interest deductions that are allowed to the REMIC in each taxable year with respect to those certificates will be reduced by an amount equal to the portion of that excess that is considered to be amortized in that year. It appears that this excess should be amortized under a constant yield method in a manner analogous to the method of accruing original issue discount described above under "--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount".

      As a general rule, the taxable income of a REMIC will be determined as if the REMIC were an individual having the calendar year as its taxable year and using the accrual method of accounting. However, no item of income, gain, loss or deduction allocable to a prohibited transaction will be taken into account. See "--REMICs--Prohibited Transactions Tax and Other Taxes" below. Further, the limitation on miscellaneous itemized deductions imposed on individuals by
Section 67 of the Code will not be applied at the REMIC level so that the REMIC will be allowed full deductions for servicing, administrative and other noninterest expenses in determining its taxable income. All those expenses will be allocated as a separate item to the holders of the related REMIC certificates, subject to the limitation of Section 67 of the Code. See "--REMICs--Taxation of Owners of REMIC Residual Certificates--Pass-Through of Miscellaneous Itemized Deductions" below. If the deductions allowed to the REMIC exceed its gross income for a calendar quarter, the excess will be the net loss for the REMIC for that calendar quarter.

      Basis Rules, Net Losses and Distributions. The adjusted basis of a REMIC residual certificate will be equal to--

      o     the amount paid for that REMIC residual certificate; increased by

      o amounts included in the income of the holder of that REMIC residual certificate; and decreased, but not below zero, by

      o distributions made, and by net losses allocated, to the holder of that REMIC residual certificate.

      A holder of a REMIC residual certificate is not allowed to take into account any net loss for any calendar quarter to the extent that the net loss exceeds the adjusted basis to that holder as of the close of that calendar quarter, determined without regard to that net loss. Any loss that is not currently deductible by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC residual certificate.

      Any distribution on a REMIC residual certificate will be treated as a nontaxable return of capital to the extent it does not exceed the holder's adjusted basis in the REMIC residual certificate. To the extent a distribution on a REMIC residual certificate exceeds the holder's adjusted basis, it will be treated as gain from the sale of that REMIC residual certificate.

      A holder's basis in a REMIC residual certificate will initially equal the amount paid for the certificate and will be increased by that holder's allocable share of taxable income of the related REMIC. However, these increases in basis may not occur until the end of the calendar quarter, or perhaps the end of the calendar year, with respect to which the related REMIC's taxable income is allocated to that holder. To the extent the initial basis of the holder of a REMIC residual certificate is less than the payments to that holder, and increases in the initial basis either occur after these distributions or, together with the initial basis, are less than the amount of these distributions, gain will be recognized to that holder on these distributions. This gain will be treated as gain from the sale of its REMIC residual certificate.

      The effect of these rules is that a holder of a REMIC residual certificate may not amortize its basis in a REMIC residual certificate, but may only recover its basis--

      o     through distributions;

      o     through the deduction of any net losses of the REMIC; or

      o     upon the sale of its REMIC residual certificate. See
            "--REMICs--Sales of REMIC Certificates" below.

      For a discussion of possible modifications of these rules that may require adjustments to income of a holder of a REMIC residual certificate other than an original holder, see "--REMICs--Taxation of Owners of REMIC Residual Certificates--General" above. These adjustments could require a holder of a REMIC residual certificate to account for any difference between the cost of the certificate to the holder and the adjusted basis if the certificate would have been in the hands of an original holder.

      Excess Inclusions. Any excess inclusions with respect to a REMIC residual certificate will be subject to federal income tax in all events. In general, the excess inclusions with respect to a REMIC residual certificate for any calendar quarter will be the excess, if any, of--

      o the daily portions of REMIC taxable income allocable to that certificate; over

      o the sum of the daily accruals for each day during the quarter that the certificate was held by that holder.

      The daily accruals of a holder of a REMIC residual certificate will be determined by allocating to each day during a calendar quarter its ratable portion of a numerical calculation. That calculation is the product of the adjusted issue price of the REMIC residual certificate at the beginning of the calendar quarter and 120% of the long-term Federal rate in effect on the date of initial issuance. For this purpose, the adjusted issue price of a REMIC residual certificate as of the beginning of any calendar quarter will be equal to--

      o     the issue price of the certificate; increased by

      o the sum of the daily accruals for all prior quarters; and decreased, but not below zero; by

      o any payments made with respect to the certificate before the beginning of that quarter.

      The issue price of a REMIC residual certificate is the initial offering price to the public at which a substantial amount of the REMIC residual certificates were sold, but excluding sales to bond houses, brokers and underwriters or, if no sales have been made, their initial value. The long-term Federal rate is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

      Although it has not done so, the Treasury Department has authority to issue regulations that would treat the entire amount of income accruing on a REMIC residual certificate as excess inclusions if the REMIC residual interest evidenced by that certificate is considered not to have significant value.

      For holders of REMIC residual certificates, excess inclusions--

      o will not be permitted to be offset by deductions, losses or loss carryovers from other activities;

      o will be treated as unrelated business taxable income to an otherwise tax-exempt organization; and

      o will not be eligible for any rate reduction or exemption under any applicable tax treaty with respect to the United States withholding tax imposed on payments to holders of REMIC residual certificates that are foreign investors. See, however, "--REMICs--Foreign Investors in REMIC Certificates" below.

      Furthermore, for purposes of the alternative minimum tax--

      o excess inclusions will not be permitted to be offset by the alternative tax net operating loss deduction; and

      o alternative minimum taxable income may not be less than the taxpayer's excess inclusions.

      This last rule has the effect of preventing non-refundable tax credits from reducing the taxpayer's income tax to an amount lower than the alternative minimum tax on excess inclusions.

      In the case of any REMIC residual certificates held by a real estate investment trust, or REIT, the aggregate excess inclusions with respect to these REMIC residual certificates will be allocated among the shareholders of the REIT in proportion to the dividends received by the shareholders from the REIT. Any amount so allocated will be treated as an excess inclusion with respect to a REMIC residual certificate as if held directly by the shareholder. The aggregate excess inclusions referred to in the previous sentence will be reduced, but not below zero, by any REIT taxable income, within the meaning of Section 857(b)(2) of the Code, other than any net capital gain. Treasury regulations yet to be issued could apply a similar rule to--

      o     regulated investment companies;

      o     common trust funds; and

      o     certain cooperatives.

The Treasury regulations, however, currently do not address this subject.


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

      Noneconomic REMIC Residual Certificates. Under the Treasury regulations, transfers of "noneconomic" REMIC residual certificates will be disregarded for all federal income tax purposes if "a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax". If a transfer is disregarded, the purported transferor will continue to remain liable for any taxes due with respect to the income on the "noneconomic" REMIC residual certificate. The Treasury regulations provide that a REMIC residual certificate is noneconomic unless, based on the prepayment assumption and on any required or permitted clean up calls, or required liquidation provided for in the related Governing Document--

      o the present value of the expected future payments on the REMIC residual certificate equals at least the present value of the expected tax on the anticipated excess inclusions; and

      o the transferor reasonably expects that the transferee will receive payments with respect to the REMIC residual certificate at or after the time the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes.

The present value calculation referred to above is calculated using the applicable Federal rate for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC residual certificate. This rate is computed and published monthly by the IRS.

      Accordingly, all transfers of REMIC residual certificates that may constitute noneconomic residual interests will be subject to certain restrictions under the terms of the related Governing Document that are intended to reduce the possibility of any transfer being disregarded. These restrictions will require an affidavit--

      o from each party to the transfer, stating that no purpose of the transfer is to impede the assessment or collection of tax;

      o from the prospective transferee, providing certain representations as to its financial condition and providing a representation that it understands that, as the holder of the noneconomic interest, the transferee may incur tax liabilities in excess of cash flows generated by the residual interest and the transferee intends to pay the taxes associated with the residual interest as they become due; and

      o from the prospective transferor, stating that it has made a reasonable investigation to determine the transferee's historic payment of its debts and ability to continue to pay its debts as they come due in the future; and

      o from the prospective transferee, stating that it will not cause income from the REMIC residual certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the transferee or any other person, and the REMIC residual certificate, is, in fact, not transferred to such permanent establishment or fixed base.

      In addition, the Treasury has issued final regulations, which require that one of the following two tests be satisfied in order to obtain safe harbor protection from possible disregard of a transfer of a REMIC residual certificate:

      o the present value of the anticipated tax liabilities associated with holding the REMIC residual interest were less than or equal to the sum of--

            1. the present value of any consideration given to the transferee to acquire the interest;

            2. the present value of the expected future distributions on the interest; and

            3. the present value of the anticipated tax savings associated with the holding of the interest as the REMIC generates losses.

For purposes of these computations, the transferee is assumed to pay tax at the highest corporate rate of tax (currently 35%) or, in certain circumstances, the alternative minimum tax rate. Present values would be computed using a discount rate equal to a short-term Federal rate set forth in Section 1274(d) of the Code for the month of such transfer and the compounding period used by the transferee; or

      o     1.    the transferee must be a domestic "C" corporation (other than a corporation exempt from taxation or a regulated investment company or real estate investment trust) that meets certain gross and net asset tests (generally, $100 million of gross assets and $10 million of net assets for the current year and the two preceding fiscal years);

            2. the transferee must agree in writing that any subsequent transfer of the residual interest would meet the requirements for a safe harbor transfer; and

            3. the facts and circumstances known to the transferor on or before the date of the transfer must not reasonably indicate that the taxes associated with ownership of the REMIC residual interest will not be paid by the transferee.

Unless otherwise stated in the related prospectus supplement, the Governing Document requires that all transferees of residual certificates furnish an affidavit as to the applicability of the safe harbor, unless the transferor waives the requirement that the transferee do so.

      Prospective investors should consult their own tax advisors as to the applicability and effect of these safe harbor tests.

      Prior to purchasing a REMIC residual certificate, prospective purchasers should consider the possibility that a purported transfer of a REMIC residual certificate to another party at some future date may be disregarded in accordance with the above-described rules. This would result in the retention of tax liability by the transferor in respect of that purported transfer.

      We will disclose in the related prospectus supplement whether the offered REMIC residual certificates may be considered "noneconomic" residual interests under the Treasury regulations. However, we will base any disclosure that a REMIC residual certificate will not be considered "noneconomic" upon certain assumptions. Further, we will make no representation that a REMIC residual certificate will not be considered "noneconomic" for purposes of the above-described rules.

      See "--REMICs --Taxation of Owners of REMIC Residual
Certificates--Foreigners May Not Hold REMIC Residual Certificates" below for additional restrictions applicable to transfers of certain REMIC residual certificates to foreign persons and to United States partnerships that have any non-United States persons as partners.

      Mark-to-Market Rules. Regulations under Section 475 of the Code provide a REMIC residual certificate is not treated as a security for purposes of Section 475 of the Code. Thus, a REMIC residual certificate is not subject to the mark-to-market rules.

      Foreigners May Not Hold REMIC Residual Certificates. Unless we otherwise state in the related prospectus supplement, transfers of REMIC residual certificates to investors that are foreign persons under the Code and to United States partnerships that have any non-United States persons as partners will be prohibited under the related Governing Document. If transfers of REMIC residual certificates to investors that are foreign persons are permitted pursuant to the related Governing Document, we will describe in the related prospectus supplement additional restrictions applicable to transfers of certain REMIC residual certificates to these persons.

      Pass-Through of Miscellaneous Itemized Deductions. Fees and expenses of a REMIC generally will be allocated to the holders of the related REMIC residual certificates. The applicable Treasury regulations indicate, however, that in the case of a REMIC that is similar to a single class grantor trust, all or a portion of these fees and expenses should be allocated to the holders of the related REMIC regular certificates. Unless we state otherwise in the related prospectus supplement, however, these fees and expenses will be allocated to holders of the related REMIC residual certificates in their entirety and not to the holders of the related REMIC regular certificates.

      If the holder of a REMIC certificate receives an allocation of fees and expenses in accordance with the preceding discussion, and if that holder is--

      o     an individual;

      o     an estate or trust; or

      o a pass-through entity beneficially owned by one or more individuals, estates or trusts,

then--

      o an amount equal to this individual's, estate's or trust's share of these fees and expenses will be added to the gross income of this holder; and

      o the individual's, estate's or trust's share of these fees and expenses will be treated as a miscellaneous itemized deduction allowable subject to the limitation of Section 67 of the Code, which permits the deduction of these fees and expenses only to the extent they exceed in the aggregate 2% of a taxpayer's adjusted gross income.

      In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of--

      o 3% of the excess, if any, of adjusted gross income over a statutory inflation-adjusted amount, or;

      o 80% of the amount of itemized deductions otherwise allowable for such year.

Such limitations will be phased out beginning in 2006 and eliminated in 2009.

      Furthermore, in determining the alternative minimum taxable income of a holder of a REMIC certificate that is--

      o     an individual,

      o     an estate or trust, or

      o a pass-through entity beneficially owned by one or more individuals, estates or trusts,

      no deduction will be allowed for the holder's allocable portion of servicing fees and other miscellaneous itemized deductions of the REMIC, even though an amount equal to the amount of these fees and other deductions will be included in the holder's gross income.

      The amount of additional taxable income reportable by holders of REMIC certificates that are subject to the limitations of either Section 67 or Section 68 of the Code, or the complete disallowance of the related expenses for alternative minimum tax purposes, may be substantial.

      Accordingly, REMIC certificates to which these expenses are allocated will generally not be appropriate investments for--

      o     an individual;

      o     an estate or trust; or

      o a pass-through entity beneficially owned by one or more individuals, estates or trusts.

      We recommend that prospective investors consult with their tax advisors prior to making an investment in a REMIC certificate to which these expenses are allocated.

      Sales of REMIC Certificates. If a REMIC certificate is sold, the selling certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the REMIC certificate. The adjusted basis of a REMIC regular certificate generally will equal--

      o     the cost of the certificate to that certificateholder; increased by

      o income reported by that certificateholder with respect to the certificate, including original issue discount and market discount income; and reduced, but not below zero, by

      o payments on the certificate received by that certificateholder, amortized premium and realized losses allocated to the certificate and previously deducted by the certificateholder.

      The adjusted basis of a REMIC residual certificate will be determined as described above under "--REMICs--Taxation of Owners of REMIC Residual Certificates--Basis Rules, Net Losses and Distributions". Except as described below, any gain or loss from your sale of a REMIC certificate will be capital gain or loss, provided that you hold the certificate as a capital asset within the meaning of Section 1221 of the Code, which is generally property held for investment.

      In addition to the recognition of gain or loss on actual sales, the Code requires the recognition of gain, but not loss, upon the "constructive sale of an appreciated financial position". A constructive sale of an appreciated financial position occurs if a taxpayer enters into certain transactions or series of transactions that have the effect of substantially eliminating the taxpayer's risk of loss and opportunity for gain with respect to the financial instrument. Debt instruments that--

      o     entitle the holder to a specified principal amount;

      o     pay interest at a fixed or variable rate; and

      o     are not convertible into the stock of the issuer or a related party,

cannot be the subject of a constructive sale for this purpose. Because most REMIC regular certificates meet this exception, Section 1259 will not apply to most REMIC regular certificates. However, REMIC regular certificates that have no, or a disproportionately small amount of, principal, can be the subject of a constructive sale.

      Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include the net capital gain in total net investment income for the taxable year. A taxpayer would do so because of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

      The Code provides for lower rates as to long-term capital gains than those applicable to the short-term capital gains and ordinary income recognized or received by individuals. No rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss is relevant for other purposes to both individuals and corporations.

      Gain from the sale of a REMIC regular certificate that might otherwise be a capital gain will be treated as ordinary income to the extent that the gain does not exceed the excess, if any, of--

      o the amount that would have been includible in the seller's income with respect to that REMIC regular certificate assuming that income had accrued thereon at a rate equal to 110% of the applicable Federal rate determined as of the date of purchase of the certificate, which is a rate based on an average of current yields on Treasury securities having a maturity comparable to that of the certificate based on the application of the prepayment assumption to the certificate; over

      o the amount of ordinary income actually includible in the seller's income prior to that sale.

      In addition, gain recognized on the sale of a REMIC regular certificate by a seller who purchased the certificate at a market discount will be taxable as ordinary income in an amount not exceeding the portion of that discount that accrued during the period the certificate was held by the seller, reduced by any market discount included in income under the rules described above under "--REMICs--Taxation of Owners of REMIC Regular Certificates--Market Discount" and "--Premium".

      REMIC certificates will be "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Code, so that gain or loss recognized from the sale of a REMIC certificate by a bank or thrift institution to which that section of the Code applies will be ordinary income or loss.

      A portion of any gain from the sale of a REMIC regular certificate that might otherwise be capital gain may be treated as ordinary income to the extent that a holder holds the certificate as part of a "conversion transaction" within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in that transaction. The amount of gain so realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate applicable Federal rate at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

      Holders that recognize a loss on a sale or exchange of a REMIC regular certificate for federal income tax purposes in excess of certain threshold amounts should consult their tax advisors as to the need to file IRS Form 8886 (disclosing certain potential tax shelters) on their federal income tax returns.

      Except as may be provided in Treasury regulations yet to be issued, a loss realized on the sale of a REMIC residual certificate will be subject to the "wash sale" rules of Section 1091 of the Code, if during the period beginning six months before, and ending six months after, the date of that sale, the seller of that certificate--

      o     reacquires that same REMIC residual certificate;

      o     acquires any other residual interest in a REMIC; or

      o acquires any similar interest in a "taxable mortgage pool", as defined in Section 7701(i) of the Code.

      In that event, any loss realized by the holder of a REMIC residual certificate on the sale will not be recognized or deductible currently, but instead will be added to that holder's adjusted basis in the newly-acquired asset.

      Prohibited Transactions Tax and Other Taxes. The Code imposes a tax on REMICs equal to 100% of the net income derived from prohibited transactions. In general, subject to certain specified exceptions, a prohibited transaction includes--

      o     the disposition of a non-defaulted mortgage loan,

      o the receipt of income from a source other than a mortgage loan or certain other permitted investments,

      o     the receipt of compensation for services, or

      o the gain from the disposition of an asset purchased with collections on the mortgage loans for temporary investment pending payment on the REMIC certificates.

      It is not anticipated that any REMIC will engage in any prohibited transactions as to which it would be subject to this tax.

      In addition, certain contributions to a REMIC made after the day on which the REMIC issues all of its interests could result in the imposition of a tax on the REMIC equal to 100% of the value of the contributed property. The related Governing Document will include provisions designed to prevent the acceptance of any contributions that would be subject to this tax.

      REMICs also are subject to federal income tax at the highest corporate rate on net income from foreclosure property, determined by reference to the rules applicable to REITs. Net income from foreclosure property generally means income from foreclosure property other than qualifying rents and other qualifying income for a REIT. Under certain circumstances, the special servicer may be authorized to conduct activities with respect to a mortgaged property acquired by a trust that causes the trust to incur this tax if doing so would, in the reasonable discretion of the special servicer, maximize the net after-tax proceeds to certificateholders. However, under no circumstance will the special servicer cause the acquired mortgaged property to cease to be a "permitted investment" under Section 860G(a)(5) of the Code.

      Unless we otherwise disclose in the related prospectus supplement, it is not anticipated that any material state or local income or franchise tax will be imposed on any REMIC.

      Unless we state otherwise in the related prospectus supplement, and to the extent permitted by then applicable laws, any tax on prohibited transactions, certain contributions or net income from foreclosure property, and any state or local income or franchise tax, that may be imposed on the REMIC will be borne by the related trustee, tax administrator, master servicer, special servicer or manager, in any case out of its own funds, provided that--

      o     the person has sufficient assets to do so; and

      o the tax arises out of a breach of that person's obligations under select provisions of the related Governing Document.

      Any tax not borne by one of these persons would be charged against the related trust resulting in a reduction in amounts payable to holders of the related REMIC certificates.

      Tax and Restrictions on Transfers of REMIC Residual Certificates to Certain Organizations. If a REMIC residual certificate is transferred to a disqualified organization, a tax will be imposed in an amount equal to the product of--

      o the present value of the total anticipated excess inclusions with respect to the REMIC residual certificate for periods after the transfer; and

      o the highest marginal federal income tax rate applicable to corporations.

      The value of the anticipated excess inclusions is discounted using the applicable Federal rate for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC residual certificate.

      The anticipated excess inclusions must be determined as of the date that the REMIC residual certificate is transferred and must be based on--

      o     events that have occurred up to the time of the transfer;

      o     the prepayment assumption; and

      o any required or permitted clean up calls or required liquidation provided for in the related Governing Document.

      The tax on transfers to disqualified organizations generally would be imposed on the transferor of the REMIC residual certificate, except when the transfer is through an agent for a disqualified organization. In that case, the tax would instead be imposed on the agent. However, a transferor of a REMIC residual certificate would in no event be liable for the tax with respect to a transfer if--

      o the transferee furnishes to the transferor an affidavit that the transferee is not a disqualified organization; and

      o as of the time of the transfer, the transferor does not have actual knowledge that the affidavit is false.

      In addition, if a pass-through entity includes in income excess inclusions with respect to a REMIC residual certificate, and a disqualified organization is the record holder of an interest in that entity, then a tax will be imposed on that entity equal to the product of--

      o the amount of excess inclusions on the certificate that are allocable to the interest in the pass-through entity held by the disqualified organization; and

      o the highest marginal federal income tax rate imposed on corporations.

      A pass-through entity will not be subject to this tax for any period, however, if each record holder of an interest in that pass-through entity furnishes to that pass-through entity--

      o the holder's social security number and a statement under penalties of perjury that the social security number is that of the record holder; or

      o a statement under penalties of perjury that the record holder is not a disqualified organization.

      If an electing large partnership holds a REMIC residual certificate, all interests in the electing large partnership are treated as held by disqualified organizations for purposes of the tax imposed on pass-through entities described in the second preceding paragraph. This tax on electing large partnerships must be paid even if each record holder of an interest in that partnership provides a statement mentioned in the prior paragraph.

      For these purposes, a "disqualified organization" means--

      o     the United States;

      o     any State or political subdivision thereof;

      o     any foreign government;

      o     any international organization;

      o any agency or instrumentality of the foregoing, except for instrumentalities described in Section 168(h)(2)(D) of the Code or Freddie Mac;

      o any organization, other than a cooperative described in Section 521 of the Code, that is exempt from federal income tax, except if it is subject to the tax imposed by Section 511 of the Code; or

      o     any organization described in Section 1381(a)(2)(C) of the Code.

      For these purposes, a "pass-through entity" means any--

      o     regulated investment company;

      o     real estate investment trust;

      o     trust;

      o     partnership; or

      o     certain other entities described in Section 860E(e)(6) of the Code.

      For these purposes, an "electing large partnership" means any partnership having more than 100 members during the preceding tax year which elects to apply simplified reporting provisions under the Code, except for certain service partnerships and commodity pools.

      In addition, a person holding an interest in a pass-through entity as a nominee for another person will, with respect to that interest, be treated as a pass-through entity.

      Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that--

      o the residual interests in the entity are not held by disqualified organizations; and

      o the information necessary for the application of the tax described herein will be made available.


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

      We will include in the related Governing Document restrictions on the transfer of REMIC residual certificates and certain other provisions that are intended to meet this requirement, and we will discuss those restrictions and provisions in any prospectus supplement relating to the offering of any REMIC residual certificate.

      Termination. A REMIC will terminate immediately after the payment date following receipt by the REMIC of the final payment in respect of the related mortgage loans or upon a sale of the REMIC's assets following the adoption by the REMIC of a plan of complete liquidation. The last payment on a REMIC regular certificate will be treated as a payment in retirement of a debt instrument. In the case of a REMIC residual certificate, if the last payment on that certificate is less than the REMIC residual certificateholder's adjusted basis in the certificate, that holder should, but may not, be treated as realizing a capital loss equal to the amount of that difference.

      Reporting and Other Administrative Matters. Solely for purposes of the administrative provisions of the Code, a REMIC will be treated as a partnership and holders of the related REMIC residual certificates will be treated as partners. Unless we otherwise state in the related prospectus supplement, the related tax administrator will file REMIC federal income tax returns on behalf of the REMIC, and will be designated as and will act as or on behalf of the tax matters person with respect to the REMIC in all respects.

      As, or as agent for, the tax matters person, the related tax administrator, subject to certain notice requirements and various restrictions and limitations, generally will have the authority to act on behalf of the REMIC and the holders of the REMIC residual certificates in connection with the administrative and judicial review of the REMIC's--

      o     income;

      o     deductions;

      o     gains;

      o     losses; and

      o     classification as a REMIC.

      Holders of REMIC residual certificates generally will be required to report these REMIC items consistently with their treatment on the related REMIC's tax return. In addition, these holders may in some circumstances be bound by a settlement agreement between the related tax administrator, as, or as agent for, the tax matters person, and the IRS concerning any REMIC item. Adjustments made to the REMIC's tax return may require these holders to make corresponding adjustments on their returns. An audit of the REMIC's tax return, or the adjustments resulting from that audit, could result in an audit of a holder's return.

      No REMIC will be registered as a tax shelter pursuant to Section 6111 of the Code. Any person that holds a REMIC residual certificate as a nominee for another person may be required to furnish to the related REMIC, in a manner to be provided in Treasury regulations, the name and address of that other person, as well as other information.

      Reporting of interest income, including any original issue discount, with respect to REMIC regular certificates is required annually, and may be required more frequently under Treasury regulations. These information reports generally are required to be sent or made readily available through electronic means to individual holders of REMIC regular certificates and the IRS. Holders of REMIC regular certificates that are--

      o     corporations;

      o     trusts;

      o     securities dealers; and

      o     certain other non-individuals,


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

will be provided interest and original issue discount income information and the information set forth in the following paragraphs. This information will be provided upon request in accordance with the requirements of the applicable regulations. The information must be provided by the later of--

      o 30 days after the end of the quarter for which the information was requested; or

      o     two weeks after the receipt of the request.

      Reporting with respect to REMIC residual certificates, including--

      o     income;

      o     excess inclusions;

      o     investment expenses; and

      o     relevant information regarding qualification of the REMIC's assets,

will be made as required under the Treasury regulations, generally on a quarterly basis.

      As applicable, the REMIC regular certificate information reports will include a statement of the adjusted issue price of the REMIC regular certificate at the beginning of each accrual period. In addition, the reports will include information required by regulations with respect to computing the accrual of any market discount. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price that the REMIC may not have, the regulations only require that information pertaining to the appropriate proportionate method of accruing market discount be provided. See "--REMICs--Taxation of Owners of REMIC Regular Certificates--Market Discount".

      Unless we otherwise specify in the related prospectus supplement, the responsibility for complying with the foregoing reporting rules will be borne by the tax administrator for the subject REMIC.

      Backup Withholding with Respect to REMIC Certificates. Payments of interest and principal, as well as payments of proceeds from the sale of REMIC certificates, may be subject to the "backup withholding tax" under Section 3406 of the Code if recipients of these payments--

      o fail to furnish to the payor certain information, including their taxpayer identification numbers; or

      o     otherwise fail to establish an exemption from this tax.

      Any amounts deducted and withheld from a payment to a recipient would be allowed as a credit against the recipient's federal income tax. Furthermore, certain penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.

      Foreign Investors in REMIC Certificates. A holder of an offered certificate that is--

      o     a foreign person; and

      o not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of that certificate;

will normally not be subject to United States federal income or withholding tax in respect of a payment on an offered certificate. To avoid withholding tax, that holder must comply with certain identification requirements. These requirements include delivery of a statement, signed by the certificateholder under penalties of perjury, certifying that the certificateholder is a foreign person and providing the name, address and such other information with respect to the certificateholder as may be required by regulations issued by the Treasury Department.

      For these purposes, a "foreign person" is anyone other than a United States person. A "United States person" is--

      o     a citizen or resident of the United States;

      o a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any state or the District of Columbia;

      o an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States; or

      o     a trust as to which--

            1. a court in the United States is able to exercise primary supervision over the administration of the trust, and

            2. one or more United States persons have the authority to control all substantial decisions of the trust.

      In addition, to the extent provided in the Treasury Regulations, a trust will be a United States person if it was in existence on August 20, 1996 and it elected to be treated as a United States person.

      It is possible that the IRS may assert that the foregoing tax exemption should not apply with respect to a REMIC regular certificate held by a person or entity that owns directly or indirectly a 10% or greater interest in the related REMIC residual certificates. If the holder does not qualify for exemption, payments of interest, including payments in respect of accrued original issue discount, to that holder may be subject to a tax rate of 30%, subject to reduction under any applicable tax treaty.

      It is possible, under regulations promulgated under Section 881 of the Code concerning conduit financing transactions, that the exemption from withholding taxes described above may also not be available to a holder who is a foreign person and either--

      o     owns 10% or more of one or more underlying mortgagors; or

      o if the holder is a controlled foreign corporation, is related to one or more mortgagors in the applicable trust.

      Further, it appears that a REMIC regular certificate would not be included in the estate of a nonresident alien individual and would not be subject to United States estate taxes. However, it is recommended that certificateholders who are nonresident alien individuals consult their tax advisors concerning this question.

      Unless we otherwise state in the related prospectus supplement, the related Governing Document will prohibit transfers of REMIC residual certificates to investors that are--

      o     foreign persons, or

      o United States persons, if classified as a partnership under the Code, unless all of their beneficial owners are United States persons.

Grantor Trusts

      Classification of Grantor Trusts. With respect to each series of grantor trust certificates, our counsel will deliver its opinion to the effect that, assuming compliance with all provisions of the related Governing Document, the related trust, or relevant portion thereof, will be classified as a grantor trust under subpart E, part I of subchapter J of the Code and not as a partnership or an association taxable as a corporation.

      For   purposes of the following discussion--

      o A grantor trust certificate representing an undivided equitable ownership interest in the principal of the mortgage loans constituting the related grantor trust, together with interest (if any) thereon at a pass-through rate, will be referred to as a "grantor trust fractional interest certificate"; and

      o A grantor trust certificate representing ownership of all or a portion of the difference between--

            1. interest paid on the mortgage loans constituting the related grantor trust, minus

            2.    the sum of--

                  o     normal administration fees, and

                  o interest paid to the holders of grantor trust fractional interest certificates issued with respect to that grantor trust,

            will be referred to as a "grantor trust strip certificate". A grantor trust strip certificate may also evidence a nominal ownership interest in the principal of the mortgage loans constituting the related grantor trust.

      Characterization of Investments in Grantor Trust Certificates.

      Grantor Trust Fractional Interest Certificates. Unless we otherwise disclose in the related prospectus supplement, any offered certificates that are grantor trust fractional interest certificates will generally represent interests in--

      o "loans . . . secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code, but only to the extent that the underlying mortgage loans have been made with respect to property that is used for residential or certain other prescribed purposes;

      o "obligation[s] (including any participation or certificate of beneficial ownership therein) which . . . [are] principally secured by an interest in real property" within the meaning of Section 860G(a)(3) of the Code;

      o "permitted assets" within the meaning of Section 860L(c) of the Code; and

      o "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code.

      In addition, interest on offered certificates that are grantor trust fractional interest certificates will, to the same extent, be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Code.

      Grantor Trust Strip Certificates. Even if grantor trust strip certificates evidence an interest in a grantor trust--

      o consisting of mortgage loans that are "loans . . . secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code;

      o consisting of mortgage loans that are "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code; and

      o the interest on which is "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(A) of the Code,

it is unclear whether the grantor trust strip certificates, and the income therefrom, will be so characterized. We recommend that prospective purchasers to which the characterization of an investment in grantor trust strip certificates is material consult their tax advisors regarding whether the grantor trust strip certificates, and the income therefrom, will be so characterized.

      The grantor trust strip certificates will be--

      o "obligation[s] (including any participation or certificate of beneficial ownership therein) which . . . [are] principally secured by an interest in real property" within the meaning of Section 860G(a)(3)(A) of the Code; and

      o in general, "permitted assets" within the meaning of Section 860L(c) of the Code.

      Taxation of Owners of Grantor Trust Fractional Interest Certificates.

      General. Holders of a particular series of grantor trust fractional interest certificates generally--

      o will be required to report on their federal income tax returns their shares of the entire income from the mortgage loans, including amounts used to pay reasonable servicing fees and other expenses, and

      o will be entitled to deduct their shares of any reasonable servicing fees and other expenses.

      Because of stripped interests, market or original issue discount, or premium, the amount includible in income on account of a grantor trust fractional interest certificate may differ significantly from interest paid or accrued on the underlying mortgage loans.

      Section 67 of the Code allows an individual, estate or trust holding a grantor trust fractional interest certificate directly or through certain pass-through entities a deduction for any reasonable servicing fees and expenses only to the extent that the aggregate of the holder's miscellaneous itemized deductions exceeds two percent of the holder's adjusted gross income.

      Section 68 of the Code reduces the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount.

      The amount of additional taxable income reportable by holders of grantor trust fractional interest certificates who are subject to the limitations of either Section 67 or Section 68 of the Code may be substantial. Further, certificateholders, other than corporations, subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining their alternative minimum taxable income.

      Although it is not entirely clear, it appears that in transactions in which multiple classes of grantor trust certificates, including grantor trust strip certificates, are issued, any fees and expenses should be allocated among those classes of grantor trust certificates. The method of this allocation should recognize that each class benefits from the related services. In the absence of statutory or administrative clarification as to the method to be used, we currently expect that information returns or reports to the IRS and certificateholders will be based on a method that allocates these fees and expenses among classes of grantor trust certificates with respect to each period based on the payments made to each class during that period.

      The federal income tax treatment of grantor trust fractional interest certificates of any series will depend on whether they are subject to the stripped bond rules of Section 1286 of the Code. Grantor trust fractional interest certificates may be subject to those rules if--

      o a class of grantor trust strip certificates is issued as part of the same series; or

      o we or any of our affiliates retain, for our or its own account or for purposes of resale, a right to receive a specified portion of the interest payable on an underlying mortgage loan.

      Further, the IRS has ruled that an unreasonably high servicing fee retained by a seller or servicer will be treated as a retained ownership interest in mortgage loans that constitutes a stripped coupon. We will include in the related prospectus supplement information regarding servicing fees paid out of the assets of the related trust to--

      o     a master servicer;

      o     a special servicer;


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

      o     any sub-servicer; or

      o     their respective affiliates.

      With respect to certain categories of debt instruments, Section 1272(a)(6) of the Code requires the use of a reasonable prepayment assumption in accruing original issue discount, and adjustments in the accrual of original issue discount when prepayments do not conform to the prepayment assumption.

      Legislation enacted in 1997 extended the section to cover investments in any pool of debt instruments the yield on which may be affected by reason of prepayments. The precise application of Section 1272(a)(6) of the Code to pools of debt instruments, is unclear in certain respects. For example, it is uncertain whether a prepayment assumption will be applied collectively to all of a taxpayer's investments in these pools of debt instruments, or on an investment-by-investment basis. Similarly, it is not clear whether the assumed prepayment rate as to investments in grantor trust fractional interest certificates is to be determined based on conditions at the time of the first sale of the certificate or, with respect to any holder, at the time of purchase of the certificate by that holder.

      We recommend that certificateholders consult their tax advisors concerning reporting original issue discount, market discount and premium with respect to grantor trust fractional interest certificates.

      If Stripped Bond Rules Apply. If the stripped bond rules apply, each grantor trust fractional interest certificate will be treated as having been issued with "original issue discount" within the meaning of Section 1273(a) of the Code. This is subject, however, to the discussion below regarding--

      o     the treatment of certain stripped bonds as market discount bonds;
            and

      o     de minimis market discount.

See "--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional Interest Certificates--Market Discount" below.

      The holder of a grantor trust fractional interest certificate will report interest income from its grantor trust fractional interest certificate for each month, to the extent it constitutes "qualified stated interest," in accordance with its normal method of accounting. See "--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" above for a definition of "qualified stated interest".

      The original issue discount on a grantor trust fractional interest certificate will be the excess of the certificate's stated redemption price over its issue price. The issue price of a grantor trust fractional interest certificate as to any purchaser will be equal to the price paid by that purchaser of the grantor trust fractional interest certificate. The stated redemption price of a grantor trust fractional interest certificate will be--

      o     the sum of all payments to be made on that certificate;

      o     other than qualified stated interest, if any; and

      o the certificate's share of reasonable servicing fees and other expenses.

      See "--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional Interest Certificates--If Stripped Bond Rules Do Not Apply" for a definition of qualified stated interest. In general, the amount of income that accrues in any month would equal the product of--

      o the holder's adjusted basis in the grantor trust fractional interest certificate at the beginning of the related month, as defined in "--Grantor Trusts--Sales of Grantor Trust Certificates"; and

      o the yield of that grantor trust fractional interest certificate to the holder.

      The yield would be computed as the rate, that, if used to discount the holder's share of future payments on the related mortgage loans, would cause the present value of those future payments to equal the price at which the holder purchased the certificate. This rate is compounded based on the regular interval between payment dates. In computing yield under the stripped bond rules, a certificateholder's share of future payments on the related mortgage loans will not include any payments made in respect of any ownership interest in those mortgage loans retained by us, a master servicer, a special servicer, a sub-servicer, or our or their respective affiliates, but will include the certificateholder's share of any reasonable servicing fees and other expenses, and is based generally on the method described in Section 1272(a)(6) of the Code. The precise means of applying that method is uncertain in various respects, however. See "--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional Interest Certificates--General."

      In the case of a grantor trust fractional interest certificate acquired at a price equal to the principal amount of the related mortgage loans allocable to that certificate, the use of a prepayment assumption generally would not have any significant effect on the yield used in calculating accruals of interest income. In the case, however, of a grantor trust fractional interest certificate acquired at a price less than or greater than the principal amount, respectively, the use of a reasonable prepayment assumption would increase or decrease the yield. Therefore, the use of this prepayment assumption would accelerate or decelerate, respectively, the reporting of income.

      In the absence of statutory or administrative clarification, we currently expect that information reports or returns to the IRS and certificateholders will be based on--

      o a prepayment assumption determined when certificates are offered and sold hereunder, which we will disclose in the related prospectus supplement; and

      o a constant yield computed using a representative initial offering price for each class of certificates.

      However, neither we nor any other person will make any representation that--

      o the mortgage loans in any of our trusts will in fact prepay at a rate conforming to the prepayment assumption used or any other rate; or

      o the prepayment assumption will not be challenged by the IRS on audit.

      Certificateholders also should bear in mind that the use of a representative initial offering price will mean that the information returns or reports that we send, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders of each series who bought at that price.

      Under Treasury Regulation Section 1.1286-1, certain stripped bonds are to be treated as market discount bonds. Accordingly, any purchaser of this type of bond is to account for any discount on the bond as market discount rather than original issue discount. This treatment only applies, however, if immediately after the most recent disposition of the bond by a person stripping one or more coupons from the bond and disposing of the bond or coupon--

      o there is no original issue discount or only a de minimis amount of original issue discount; or

      o the annual stated rate of interest payable on the original bond is no more than one percentage point lower than the gross interest rate payable on the related mortgage loans, before subtracting any servicing fee or any stripped coupon.

      If interest payable on a grantor trust fractional interest certificate is more than one percentage point lower than the gross interest rate payable on the related mortgage loans, we will disclose that fact in the related prospectus supplement. If the original issue discount or market discount on a grantor trust fractional interest certificate determined under the stripped bond rules is less than the product of--

      o     0.25% of the stated redemption price; and

      o     the weighted average maturity of the related mortgage loans,

then the original issue discount or market discount will be considered to be de minimis. Original issue discount or market discount of only a de minimis amount will be included in income in the same manner as de minimis original issue discount and market discount described in "--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional Interest Certificates--If Stripped Bond Rules Do Not Apply" and "--Market Discount" below.

      If Stripped Bond Rules Do Not Apply. Subject to the discussion below on original issue discount, if the stripped bond rules do not apply to a grantor trust fractional interest certificate, the certificateholder will be required to report its share of the interest income on the related mortgage loans in accordance with the certificateholder's normal method of accounting. In that case, the original issue discount rules will apply, even if the stripped bond rules do not apply, to a grantor trust fractional interest certificate to the extent it evidences an interest in mortgage loans issued with original issue discount.

      The original issue discount, if any, on mortgage loans will equal the difference between--

      o     the stated redemption price of the mortgage loans; and

      o     their issue price.

      For a definition of "stated redemption price", see "--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" above. In general, the issue price of a mortgage loan will be the amount received by the borrower from the lender under the terms of the mortgage loan. If the borrower separately pays points to the lender that are not paid for services provided by the lender, such as commitment fees or loan processing costs, the amount of points paid reduces the issue price.

      The stated redemption price of a mortgage loan will generally equal its principal amount. The determination as to whether original issue discount will be considered to be de minimis will be calculated using the same test as in the REMIC discussion. See "--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" above.

      In the case of mortgage loans bearing adjustable or variable interest rates, we will describe in the related prospectus supplement the manner in which these rules will be applied with respect to the mortgage loans by the related trustee or master servicer, as applicable, in preparing information returns to certificateholders and the IRS.

      If original issue discount is in excess of a de minimis amount, all original issue discount with respect to a mortgage loan will be required to be accrued and reported in income each month, based generally on the method described in Section 1272(a)(6) of the Code. The precise means of applying that method is uncertain in various respects, however. See "--Grantor
Trusts--Taxation of Owners of Grantor Trust Fractional Interest
Certificates--General."

      A purchaser of a grantor trust fractional interest certificate may purchase the grantor trust fractional interest certificate at a cost less than the certificate's allocable portion of the aggregate remaining stated redemption price of the underlying mortgage loans. In that case, the purchaser will also be required to include in gross income the certificate's daily portions of any original issue discount with respect to those mortgage loans. However, each daily portion will be reduced, if the cost of the grantor trust fractional interest certificate to the purchaser is in excess of the certificate's allocable portion of the aggregate adjusted issue prices of the underlying mortgage loans. The reduction will be approximately in proportion to the ratio that the excess bears to the certificate's allocable portion of the aggregate original issue discount remaining to be accrued on those mortgage loans.

      The adjusted issue price of a mortgage loan on any given day equals the sum of--

      o the adjusted issue price or the issue price, in the case of the first accrual period, of the mortgage loan at the beginning of the accrual period that includes that day, and

      o the daily portions of original issue discount for all days during the accrual period prior to that day.

      The adjusted issue price of a mortgage loan at the beginning of any accrual period will equal--

      o     the issue price of the mortgage loan; increased by

      o the aggregate amount of original issue discount with respect to the mortgage loan that accrued in prior accrual periods; and reduced by

      o the amount of any payments made on the mortgage loan in prior accrual periods of amounts included in its stated redemption price.

      In the absence of statutory or administrative clarification, we currently expect that information reports or returns to the IRS and certificateholders will be based on--

      o a prepayment assumption determined when the certificates are offered and sold hereunder and disclosed in the related prospectus supplement; and

      o a constant yield computed using a representative initial offering price for each class of certificates.

      However, neither we nor any other person will make any representation that--

      o the mortgage loans will in fact prepay at a rate conforming to the prepayment assumption or any other rate; or

      o the prepayment assumption will not be challenged by the IRS on audit.

      Certificateholders also should bear in mind that the use of a representative initial offering price will mean that the information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders of each series who bought at that price.

      Market Discount. If the stripped bond rules do not apply to a grantor trust fractional interest certificate, a certificateholder may be subject to the market discount rules of Sections 1276 through 1278 of the Code to the extent an interest in a mortgage loan is considered to have been purchased at a market discount. A mortgage loan is considered to have been purchased at a market discount if--

      o in the case of a mortgage loan issued without original issue discount, it is purchased at a price less than its remaining stated redemption price; or

      o in the case of a mortgage loan issued with original issue discount, it is purchased at a price less than its adjusted issue price.

      If market discount is in excess of a de minimis amount, the holder generally must include in income in each month the amount of the discount that has accrued, under the rules described below, through that month that has not previously been included in income. However, the inclusion will be limited, in the case of the portion of the discount that is allocable to any mortgage loan, to the payment of stated redemption price on the mortgage loan that is received by or, for accrual method certificateholders, due to, the trust in that month. A certificateholder may elect to include market discount in income currently as it accrues, under a constant yield method based on the yield of the certificate to the holder, rather than including it on a deferred basis in accordance with the foregoing. This market discount will be accrued generally on the method described in Section 1272(a)(6) of the Code. The precise means of applying that method is uncertain in various respects, however. See "--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional Interest Certificates--General."

      We recommend that certificateholders consult their own tax advisors concerning accrual of market discount with respect to grantor trust fractional interest certificates. Certificateholders should also refer to the related prospectus supplement to determine whether and in what manner the market discount will apply to the underlying mortgage loans purchased at a market discount.

      To the extent that the underlying mortgage loans provide for periodic payments of stated redemption price, you may be required to include market discount in income at a rate that is not significantly slower than the rate at which that discount would be included in income if it were original issue discount.

      Market discount with respect to mortgage loans may be considered to be de minimis and, if so, will be includible in income under de minimis rules similar to those described under "--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" above.

      Further, under the rules described under "--REMICs--Taxation of Owners of REMIC Regular Certificates--Market Discount" above, any discount that is not original issue discount and exceeds a de minimis amount may require the deferral of interest expense deductions attributable to accrued market discount not yet includible in income, unless an election


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

has been made to report market discount currently as it accrues. This rule applies without regard to the origination dates of the underlying mortgage loans.

      Premium. If a certificateholder is treated as acquiring the underlying mortgage loans at a premium, which is a price in excess of their remaining stated redemption price, the certificateholder may elect under Section 171 of the Code to amortize the portion of that premium allocable to mortgage loans originated after September 27, 1985 using a constant yield method. Amortizable premium is treated as an offset to interest income on the related debt instrument, rather than as a separate interest deduction. However, premium allocable to mortgage loans originated before September 28, 1985 or to mortgage loans for which an amortization election is not made, should--

      o be allocated among the payments of stated redemption price on the mortgage loan; and

      o be allowed as a deduction as those payments are made or, for an accrual method certificateholder, due.

      It appears that a prepayment assumption should be used in computing amortization of premium allowable under Section 171 of the Code similar to that described for calculating the accrual of market discount of grantor trust fractional interest certificates, based generally on the method described in
Section 1272(a)(6) of the Code. The precise means of applying that method is uncertain in various respects, however. See "--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional Interest Certificates--General."

      Taxation of Owners of Grantor Trust Strip Certificates. The "stripped coupon" rules of Section 1286 of the Code will apply to the grantor trust strip certificates. Except as described above under "--Grantor Trust Funds--Taxation of Owners of Grantor Trust Fractional Interest Certificates--If Stripped Bond Rules Apply", no regulations or published rulings under Section 1286 of the Code have been issued and some uncertainty exists as to how it will be applied to securities, such as the grantor trust strip certificates. Accordingly, we recommend that you consult your tax advisors concerning the method to be used in reporting income or loss with respect to those certificates.

      The Treasury regulations promulgated under the original discount rules do not apply to stripped coupons, although they provide general guidance as to how the original issue discount sections of the Code will be applied.

      Under the stripped coupon rules, it appears that original issue discount will be required to be accrued in each month on the grantor trust strip certificates based on a constant yield method. In effect, you would include as interest income in each month an amount equal to the product of your adjusted basis in the grantor trust strip certificate at the beginning of that month and the yield of the grantor trust strip certificate to you. This yield would be calculated based on--

      o     the price paid for that grantor trust strip certificate by you; and

      o the projected payments remaining to be made thereon at the time of the purchase; plus

      o an allocable portion of the projected servicing fees and expenses to be paid with respect to the underlying mortgage loans.

Such yield will accrue generally on the method described in Section 1272(a)(6) of the Code. The precise means of applying that method is uncertain in various respects, however. See "--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional Interest Certificates--General."

      If the method for computing original issue discount under Section 1272(a)(6) results in a negative amount of original issue discount as to any accrual period with respect to a grantor trust strip certificate, the amount of original issue discount allocable to that accrual period will be zero. That is, no current deduction of the negative amount will be allowed to you. You will instead only be permitted to offset that negative amount against future positive original issue discount, if any, attributable to that certificate. Although not free from doubt, it is possible that you may be permitted to deduct a loss to the extent your basis in the certificate exceeds the maximum amount of payments you could ever receive with respect to that certificate. However, any loss may be a capital loss, which is limited in its deductibility. The foregoing considerations are particularly relevant to grantor trust certificates with no, or disproportionately small, amounts of principal, which can have negative yields under circumstances that are not default related. See "Risk Factors--Prepayment Considerations; Variability in Average Life of Offered Certificates; Special Yield Considerations" above.


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

      The accrual of income on the grantor trust strip certificates will be significantly slower using a prepayment assumption than if yield is computed assuming no prepayments. In the absence of statutory or administrative clarification, we currently expect that information returns or reports to the IRS and certificateholders will be based on--

      o the prepayment assumption we will disclose in the related prospectus supplement; and

      o a constant yield computed using a representative initial offering price for each class of certificates.

      However, neither we nor any other person will make any representation that--

      o the mortgage loans in any of our trusts will in fact prepay at a rate conforming to the prepayment assumption or at any other rate; or

      o the prepayment assumption will not be challenged by the IRS on audit.

      We recommend that prospective purchasers of the grantor trust strip certificates consult their tax advisors regarding the use of the prepayment assumption.

      Certificateholders also should bear in mind that the use of a representative initial offering price will mean that the information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders of each series who bought at that price.

      Sales of Grantor Trust Certificates. Any gain or loss recognized on the sale or exchange of a grantor trust certificate by an investor who holds that certificate as a capital asset, will be capital gain or loss, except as described below. The amount recognized equals the difference between--

      o the amount realized on the sale or exchange of a grantor trust certificate; and

      o     its adjusted basis.

      The adjusted basis of a grantor trust certificate generally will equal--

      o     its cost; increased by

      o any income reported by the seller, including original issue discount and market discount income; and reduced, but not below zero, by

      o     any and all--

            1.    previously reported losses,

            2.    amortized premium, and

            3.    payments with respect to that grantor trust certificate.

      As of the date of this prospectus, the Code provides for lower rates as to long-term capital gains than those applicable to the short-term capital gains and ordinary income realized or received by individuals. No rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss remains relevant for other purposes.

      Gain or loss from the sale of a grantor trust certificate may be partially or wholly ordinary and not capital in certain circumstances. Gain attributable to accrued and unrecognized market discount will be treated as ordinary income. Gain or loss recognized by banks and other financial institutions subject to
Section 582(c) of the Code will be treated as ordinary income.

      Furthermore, a portion of any gain that might otherwise be capital gain may be treated as ordinary income to the extent that the grantor trust certificate is held as part of a "conversion transaction" within the meaning of
Section 1258 of the


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

Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in the transaction. The amount of gain realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate applicable Federal rate, at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

      The Code requires the recognition of gain upon the constructive sale of an appreciated financial position. A constructive sale of an appreciated financial position occurs if a taxpayer enters into certain transactions or series of transactions that have the effect of substantially eliminating the taxpayer's risk of loss and opportunity for gain with respect to the financial instrument. Debt instruments that--

      o     entitle the holder to a specified principal amount;

      o     pay interest at a fixed or variable rate; and

      o     are not convertible into the stock of the issuer or a related party,

cannot be the subject of a constructive sale for this purpose. Because most grantor trust certificates meet this exception, this Section will not apply to most grantor trust certificates. However, certain grantor trust certificates have no, or a disproportionately small, amount of principal and these certificates can be the subject of a constructive sale.

      Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include the net capital gain in total net investment income for the relevant taxable year. This election would be done for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

      Holders that recognize a loss on a sale or exchange of a grantor trust certificate for federal income tax purposes in excess of certain threshold amounts should consult their tax advisors as to the need to file IRS Form 8886 (disclosing certain potential tax shelters) on their federal income tax returns.

      Grantor Trust Reporting. Unless otherwise provided in the related prospectus supplement, the related tax administrator will furnish or make readily available through electronic means to each holder of a grantor trust certificate with each payment a statement setting forth the amount of the payment allocable to principal on the underlying mortgage loans and to interest thereon at the related pass-through rate. In addition, the related tax administrator will furnish, within a reasonable time after the end of each calendar year, to each person or entity that was the holder of a grantor trust certificate at any time during that year, information regarding--

      o the amount of servicing compensation received by a master servicer or special servicer; and

      o all other customary factual information the reporting party deems necessary or desirable to enable holders of the related grantor trust certificates to prepare their tax returns.

      The reporting party will furnish comparable information to the IRS as and when required by law to do so.

      Because the rules for accruing discount and amortizing premium with respect to grantor trust certificates are uncertain in various respects, there is no assurance the IRS will agree with the information reports of those items of income and expense. Moreover, those information reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders that bought their certificates at the representative initial offering price used in preparing the reports.

      On June 30, 2002, the Service published proposed regulations, which will, when effective, establish a reporting framework for interests in widely held fixed investment trusts similar to that for regular interests in REMICs. A widely-held fixed investment trust is defined as any entity that is a United States person and is classified as a trust under Treasury Regulation Section 301.7701-4(c) in which any interest is held by a middleman, which includes, but is not limited to--

      o     a custodian of a person's account;


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

      o     a nominee; and

      o     a broker holding an interest for a customer in street name.

      These regulations are proposed to be effective for calendar years beginning on or after the date that the final regulations are published in the Federal Register.

      Backup Withholding. In general, the rules described under "--REMICs--Backup Withholding with Respect to REMIC Certificates" above will also apply to grantor trust certificates.

      Foreign Investors. In general, the discussion with respect to REMIC regular certificates under "--REMICs--Foreign Investors in REMIC Certificates" above applies to grantor trust certificates. However, unless we otherwise specify in the related prospectus supplement, grantor trust certificates will be eligible for exemption from U.S. withholding tax, subject to the conditions described in the discussion above, only to the extent the related mortgage loans were originated after July 18, 1984.

      To the extent that interest on a grantor trust certificate would be exempt under Sections 871(h)(1) and 881(c) of the Code from United States withholding tax, and the certificate is not held in connection with a certificateholder's trade or business in the United States, the certificate will not be subject to United States estate taxes in the estate of a nonresident alien individual.

                        STATE AND OTHER TAX CONSEQUENCES

      In addition to the federal income tax consequences described in "Federal Income Tax Consequences", potential investors should consider the state and local tax consequences concerning the offered certificates. State tax law may differ substantially from the corresponding federal law, and the discussion above does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, we recommend that prospective investors consult their tax advisors with respect to the various tax consequences of investments in the offered certificates.

                              ERISA CONSIDERATIONS

General

      Title I of ERISA and Section 4975 of the Code impose various requirements on--

      o     Plans; and

      o     persons that are fiduciaries with respect to Plans,

in connection with the investment of the assets of a Plan. For purposes of this discussion, Plans may include individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts, including as applicable, insurance company general accounts, in which other Plans are invested.

      Governmental plans and, if they have not made an election under Section 410(d) of the Code, church plans, are not subject to ERISA requirements. However, these plans may be subject to provisions of other applicable federal and state law that are materially similar to the provisions of ERISA and the Code. Any of those plans which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code, however, is subject to the prohibited transaction rules in Section 503 of the Code.

      ERISA imposes general fiduciary requirements on a fiduciary that is investing the assets of a Plan, including--

      o     investment prudence and diversification; and

      o     compliance with the investing Plan's governing the documents.

      Section 406 of ERISA and Section 4975 of the Code also prohibit a broad range of transactions involving the assets of a Plan and a Party in Interest with respect to that Plan, unless a statutory or administrative exemption exists.

      The types of transactions between Plans and Parties in Interest that are prohibited include--

      o     sales, exchanges or leases of property;

      o     loans or other extensions of credit; and

      o     the furnishing of goods and services.

      Parties in Interest that participate in a prohibited transaction may be subject to an excise tax imposed under Section 4975 of the Code or a penalty imposed under Section 502(i) of ERISA, unless a statutory or administrative exemption is available. In addition, the persons involved in the prohibited transaction may have to cancel the transaction and pay an amount to the affected Plan for any losses realized by that Plan or profits realized by those persons. In addition, individual retirement accounts involved in the prohibited transaction may be disqualified, which would result in adverse tax consequences to the owner of the account.

Plan Asset Regulations

      A Plan's investment in offered certificates may cause the underlying mortgage assets and other assets of the related trust to be deemed assets of that Plan. The Plan Asset Regulations provide that when a Plan acquires an equity interest in an entity, the assets of that Plan or arrangement include both that equity interest and an undivided interest in each of the underlying assets of the entity, unless an exception applies. One such exception occurs when the equity participation in the entity by benefit plan investors, which include both Plans and some employee benefit plans not subject to ERISA, is not significant. The equity participation by benefit plan investors will be significant on any date if 25% or more of the value of any class of equity interests in the entity is held by benefit plan investors. The percentage owned by benefit plan investors is determined by excluding the investments of the following persons--

      o those with discretionary authority or control over the assets of the entity;

      o those who provide investment advice directly or indirectly for a fee with respect to the assets of the entity; and

      o those who are affiliates of the persons described in the preceding two bullets.

      In the case of one of our trusts, investments by us, by the related trustee, the related master servicer, the related special servicer or any other party with discretionary authority over the related trust assets, or by the affiliates of these persons, will be excluded.

      A fiduciary of an investing Plan is any person who--

      o has discretionary authority or control over the management or disposition of the assets of that Plan; or

      o provides investment advice with respect to the assets of that Plan for a fee.

      If the mortgages and other assets included in one of our trusts are Plan assets, then any party exercising management or discretionary control regarding those assets, such as the related trustee, master servicer or special servicer, or affiliates of any of these parties, may be--

      o     deemed to be a fiduciary with respect to the investing Plan; and

      o     subject to the fiduciary responsibility provisions of ERISA.

      In addition, if the mortgages and other assets included in one of our trusts are Plan assets, then the operation of that trust may involve prohibited transactions under ERISA or the Code. For example, if a borrower with respect to a mortgage loan in that trust is a Party in Interest to an investing Plan, then the purchase by that Plan of offered certificates evidencing interests in that trust, could be a prohibited loan between that Plan and the Party in Interest.

      The Plan Asset Regulations provide that where a Plan purchases a "guaranteed governmental mortgage pool certificate," the assets of that Plan include the certificate but do not include any of the mortgages underlying the certificate. The Plan Asset Regulations include in the definition of a "guaranteed governmental mortgage pool certificate" some certificates issued and/or guaranteed by Freddie Mac, Ginnie Mae, Fannie Mae, or Farmer Mac. Accordingly, even if these types of mortgaged-backed securities were deemed to be assets of a Plan, the underlying mortgages would not be treated as assets of that Plan. Private label mortgage participations, mortgage pass-through certificates or other mortgage-backed securities are not "guaranteed governmental mortgage pool certificates" within the meaning of the Plan Asset Regulations.

      In addition, the acquisition or holding of offered certificates by or on behalf of a Plan could give rise to a prohibited transaction if we or the related trustee, master servicer or special servicer or any related underwriter, sub-servicer, tax administrator, manager, borrower or obligor under any credit enhancement mechanism, or one of their affiliates, is or becomes a Party in Interest with respect to an investing Plan.

      If you are the fiduciary of a Plan, you should consult your counsel and review the ERISA discussion in the related prospectus supplement before purchasing any offered certificates.

Underwriter's Exemption

      It is expected that Credit Suisse First Boston LLC will be the sole, lead or co-lead underwriter in each underwritten offering of certificates made by this prospectus. The U.S. Department of Labor issued PTE 89-90 to a predecessor in interest to Credit Suisse First Boston LLC. Subject to the satisfaction of the conditions specified in that exemption, as amended, including by PTE 97-34, PTE 2000-58 and PTE 2002-41, PTE 89-90 generally exempts from the application of the prohibited transaction provisions of ERISA and the Code, various transactions relating to, among other things--

      o the servicing and operation of some mortgage assets pools, such as the types of mortgage asset pools that will be included in our trusts; and

      o the purchase, sale and holding of some certificates evidencing interests in those pools that are underwritten by Credit Suisse First Boston LLC or any person affiliated with Credit Suisse First Boston LLC, such as particular classes of the offered certificates.

      The related prospectus supplement will state whether PTE 89-90 or other similar exemption is or may be available with respect to any offered certificates underwritten by Credit Suisse First Boston LLC or other underwriters.

Insurance Company General Accounts

      The Small Business Job Protection Act of 1996 added a new Section 401(c) to ERISA, which provides relief from the fiduciary and prohibited transaction provisions of ERISA and the Code for transactions involving an insurance company general account. This relief is in addition to any exemption that may be available under PTCE 95-60 for the purchase and holding of certain classes of offered certificates by an insurance company general account.

      Under Section 401(c) of ERISA, the U.S. Department of Labor issued a final regulation on January 5, 2000, providing guidance for determining, in cases where insurance policies supported by an insurer's general account are issued to or for the benefit of a Plan on or before December 31, 1998, which general account assets are Plan assets. That regulation generally provides that, if the specified requirements are satisfied with respect to insurance policies issued on or before December 31, 1998, the assets of an insurance company general account will not be Plan assets.

      Any assets of an insurance company general account which support insurance policies issued to a Plan after December 31, 1998, or issued to a Plan on or before December 31, 1998 for which the insurance company does not comply with the requirements set forth in the final regulation under Section 401(c) of ERISA, may be treated as Plan assets. In addition, because Section 401(c) of ERISA and the regulation issued under Section 401(c) of ERISA do not relate to insurance company separate accounts, separate account assets are still treated as Plan assets, invested in the separate account. If you are an insurance company are contemplating the investment of general account assets in offered certificates, you should consult your legal counsel as to the applicability of
Section 401(c) of ERISA and PTCE 95-60.

Consultation With Counsel

      If you are a fiduciary for a Plan and you intend to purchase offered certificates on behalf of or with assets of that Plan, you should--

      o     consider your general fiduciary obligations under ERISA; and

      o     consult with your legal counsel as to--

            1. the potential applicability of ERISA and the Code to investment, and

            2. the availability of any prohibited transaction exemption in connection with investment.

Tax Exempt Investors

      A Plan that is exempt from federal income taxation under Section 501 of the Code will be subject to federal income taxation to the extent that its income is "unrelated business taxable income" within the meaning of Section 512 of the Code.

                                LEGAL INVESTMENT

      If so specified in the related prospectus supplement, certain classes of offered certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended. Generally, the only classes of offered certificates which will qualify as "mortgage related securities" will be those that (1) are rated in one of two highest rating categories by at least one nationally recognized statistical rating organization; and (2) are part of a series evidencing interests in a trust fund consisting of loans originated by certain types of originators specified in SMMEA and secured by first liens on real estate. The appropriate characterization of those offered certificates not qualifying as "mortgage related securities" for purposes of SMMEA under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase such offered certificates, may be subject to significant interpretive uncertainties. In any event, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the offered certificates constitute legal investments for them.

      Those classes of offered certificates qualifying as "mortgage related securities" will constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts, and business entities, including depository institutions, insurance companies, trustees, and pension funds, created pursuant to or existing under the laws of the United States or of any state, including the District of Columbia and Puerto Rico, whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any of its agencies or instrumentalities constitute legal investments for those entities.

      Under SMMEA, a number of states enacted legislation, on or prior to the October 3, 1991 cut off for those enactments, limiting to various extents the ability of certain entities (in particular, insurance companies) to invest in "mortgage related securities" secured by liens on residential, or mixed residential and commercial properties, in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Pursuant to
Section 347 of the Riegle Community Development and Regulatory Improvement Act of 1994, which amended the definition of "mortgage related security" to include, in relevant part, offered certificates satisfying the rating and qualified originator requirements for "mortgage related securities," but evidencing interests in a trust fund consisting, in whole or in part, of first liens on one or more parcels of real estate upon which are located one or more commercial structures, states were authorized to enact legislation, on or before September 23, 2001, specifically referring to Section 347 and prohibiting or restricting the purchase, holding or investment by state regulated entities in those types of offered certificates. Accordingly, the investors affected by any state legislation overriding the preemptive effect of SMMEA will be authorized to invest in offered certificates qualifying as "mortgage related securities" only to the extent provided in that legislation.

      SMMEA also amended the legal investment authority of federally chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell, or otherwise deal in "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in those securities, and national banks may purchase those securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. ss. 24 (Seventh), subject in each case to those regulations as the applicable federal regulatory authority may prescribe. In this connection, the Office of the Comptroller of the Currency has amended 12 C.F.R. Part 1 to authorize national banks to purchase and sell for their own account, without limitation as to a percentage of the bank's capital and surplus (but subject to compliance with certain general standards in 12 C.F.R. ss. 1.5 concerning "safety and soundness" and retention of credit information), certain "Type IV securities," defined in 12 C.F.R. ss. 1.2(m) to include certain "commercial mortgage related securities." As so defined, "commercial mortgage related security" means, in relevant part, "mortgage related security" within the meaning of SMMEA, provided that it "represents ownership of a promissory note or certificate of interest or participation that is directly secured by a first lien on one or more parcels of real estate upon which one or more commercial structures are located and that is fully secured by interests in a pool of loans to numerous obligors." In the absence of any rule or administrative interpretation by the OCC defining the term "numerous obligors," no representation is made as to whether any of the offered certificates will qualify as "commercial mortgage-related securities," and thus as "Type IV securities," for investment by national banks. The National Credit Union Administration has adopted rules, codified at 12 C.F.R. Part 703, which permit federal credit unions to invest in "mortgage related securities," other than stripped mortgage related securities, residual interests in mortgage related securities, and commercial mortgage related securities, subject to compliance with general rules governing investment policies and practices; however, credit unions approved for the NCUA's "investment pilot program" under 12 C.F.R. ss. 703.19 may be able to invest in those prohibited forms of securities, while "RegFlex credit unions" may invest in commercial mortgage related securities under certain conditions pursuant to 12 C.F.R. ss. 742.4(b)(2). The Office of Thrift Supervision has issued Thrift Bulletin 13a (December 1, 1998), "Management of Interest Rate Risk, Investment Securities, and Derivatives Activities," and Thrift Bulletin 73a (December 18, 2001), "Investing in Complex Securities," which thrift institutions subject to the jurisdiction of the OTS should consider before investing in any of the offered certificates.

      All depository institutions considering an investment in the offered certificates should review the "Supervisory Policy Statement on Investment Securities and End User Derivatives Activities" (the "1998 Policy Statement") of the Federal Financial Institutions Examination Council, which has been adopted by the Board of Governors of the Federal Reserve System, the OCC, the Federal Deposit Insurance Corporation and the OTS, effective May 26, 1998, and by the NCUA, effective October 1, 1998. The 1998 Policy Statement sets forth general guidelines which depository institutions must follow in managing risks (including market, credit, liquidity, operational (transaction), and legal risks) applicable to all securities (including mortgage pass through securities and mortgage derivative products) used for investment purposes.

      Investors whose investment activities are subject to regulation by federal or state authorities should review rules, policies, and guidelines adopted from time to time by those authorities before purchasing any offered certificates, as certain classes may be deemed unsuitable investments, or may otherwise be restricted, under those rules, policies, or guidelines (in certain instances irrespective of SMMEA).

      The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines, or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage of assets limits, provisions which may restrict or prohibit investment in securities which are not "interest-bearing" or "income-paying," and, with regard to any offered certificates issued in book entry form, provisions which may restrict or prohibit investments in securities which are issued in book entry form.

      Except as to the status of certain classes of the offered certificates as "mortgage related securities," no representations are made as to the proper characterization of the offered certificates for legal investment purposes, financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase offered certificates under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the offered certificates) may adversely affect the liquidity of the offered certificates.

      Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the offered certificates constitute legal investments or are subject to investment, capital, or other restrictions, and, if applicable, whether SMMEA has been overridden in any jurisdiction relevant to that investor.

                              PLAN OF DISTRIBUTION

      The certificates offered by this prospectus and the related prospectus supplements will be offered in series through one or more of the methods described in the next paragraph. The prospectus supplement prepared for the offered certificates of each series will describe the method of offering being utilized for those certificates and will state the net proceeds to us from the sale of those certificates.

      We intend that offered certificates will be offered through the following methods from time to time. We further intend that offerings may be made concurrently through more than one of these methods or that an offering of the offered certificates of a particular series may be made through a combination of two or more of these methods. The methods are as follows--

      o by negotiated firm commitment or best efforts underwriting and public offering by one or more underwriters which may include one of our affiliates, Credit Suisse First Boston LLC, as specified in the related prospectus supplement;

      o     by placements by us with institutional investors through dealers;
            and

      o     by direct placements by us with institutional investors.

      In addition, if specified in the related prospectus supplement, the offered certificates of a series may be offered in whole or in part to the seller of the mortgage assets that would back those certificates. Furthermore, the related trust assets for any series of offered certificates may include other securities, the offering of which was registered under the registration statement of which this prospectus is a part.

      If underwriters are used in a sale of any offered certificates, other than in connection with an underwriting on a best efforts basis, the offered certificates will be acquired by the underwriters for their own account. These certificates may be resold from time to time in one or more transactions, including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. The managing underwriter or underwriters with respect to the offer and sale of offered certificates of a particular series will be described on the cover of the prospectus supplement relating to the series and the members of the underwriting syndicate, if any, will be named in the relevant prospectus supplement.

      Underwriters may receive compensation from us or from purchasers of the offered certificates in the form of discounts, concessions or commissions. Underwriters and dealers participating in the payment of the offered certificates may be deemed to be underwriters in connection with those certificates. In addition, any discounts or commissions received by them from us and any profit on the resale of those offered certificates by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

      It is anticipated that the underwriting agreement pertaining to the sale of the offered certificates of any series will provide that--

      o the obligations of the underwriters will be subject to various conditions precedent;

      o the underwriters will be obligated to purchase all the certificates if any are purchased, other than in connection with an underwriting on a best efforts basis; and

      o in limited circumstances, we will indemnify the several underwriters and the underwriters will indemnify us against civil liabilities relating to disclosure in our registration statement, this prospectus or any of the related prospectus supplements, including liabilities under the Securities Act of 1933, as amended, or will contribute to payments required to be made with respect to any liabilities.

      The prospectus supplement with respect to any series offered by placements through dealers will contain information regarding the nature of the offering and any agreements to be entered into between us and purchasers of offered certificates of that series.

      We anticipate that the offered certificates will be sold primarily to institutional investors. Purchasers of offered certificates, including dealers, may, depending on the facts and circumstances of the purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933, as amended, in connection with reoffers and sales by them of offered certificates. Holders of offered certificates should consult with their legal advisors in this regard prior to any reoffer or sale.

                                  LEGAL MATTERS

      Unless otherwise specified in the related prospectus supplement, particular legal matters in connection with the certificates of each series, including some federal income tax consequences, will be passed upon for us by--

      o     Cadwalader, Wickersham & Taft LLP; or

      o     Sidley Austin Brown & Wood LLP.

                              FINANCIAL INFORMATION

      A new trust will be formed with respect to each series of offered certificates. None of those trusts will engage in any business activities or have any assets or obligations prior to the issuance of the related series of offered certificates. Accordingly, no financial statements with respect to any trust will be included in this prospectus or in the related prospectus supplement. We have determined that our financial statements will not be material to the offering of any offered certificates.

                                     RATING

      It is a condition to the issuance of any class of offered certificates that, at the time of issuance, at least one nationally recognized statistical rating organization has rated those certificates in one of its generic rating categories which signifies investment grade. Typically, the four highest rating categories, within which there may be sub-categories or gradations indicating relative standing, signify investment grade.

      Ratings on mortgage pass-through certificates address the likelihood of receipt by the holders of all payments of interest and/or principal to which they are entitled. These ratings address the structural, legal and issuer-related aspects associated with the certificates, the nature of the underlying mortgage assets and the credit quality of any third-party credit enhancer. The rating(s) on a class of offered certificates will not represent any assessment of--

      o     whether the price paid for those certificates is fair;

      o whether those certificates are a suitable investment for any particular investor;

      o     the tax attributes of those certificates or of the related trust;

      o the yield to maturity or, if they have principal balances, the average life of those certificates;

      o the likelihood or frequency of prepayments of principal on the underlying mortgage loans;

      o the degree to which the amount or frequency of prepayments on the underlying mortgage loans might differ from those originally anticipated;

      o whether or to what extent the interest payable on those certificates may be reduced in connection with interest shortfalls resulting from the timing of voluntary prepayments;

      o the likelihood that any amounts other than interest at the related mortgage interest rates and principal will be received with respect to the underlying mortgage loans; or

      o if those certificates provide solely or primarily for payments of interest, whether the holders, despite receiving all payments of interest to which they are entitled, would ultimately recover their initial investments in those certificates.

      A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                                    GLOSSARY

      The following capitalized terms will have the respective meanings assigned to them in this "Glossary" section whenever they are used in this prospectus.

      "ADA" means the Americans with Disabilities Act of 1990, as amended.

      "CERCLA" means the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

      "Code" means the Internal Revenue Code of 1986, as amended.

      "Committee Report" means the Conference Committee Report accompanying the Tax Reform Act of 1986.

      "CPR" means an assumed constant rate of prepayment each month, which is expressed on a per annum basis, relative to the then-scheduled principal balance of a pool of mortgage loans for the life of those loans.

      "Disqualified Organization" means--

      o     the United States;

      o     any State or political subdivision of the United States;

      o     any foreign government;

      o     any international organization;

      o any agency or instrumentality of the foregoing, except for instrumentalities described in Section 168(h)(2)(D) of the Code or Freddie Mac;

      o any organization, other than a cooperative described in Section 521 of the Code, that is exempt from federal income tax, except if it is subject to the tax imposed by Section 511 of the Code; or

      o     any organization described in Section 1381(a)(2)(C) of the Code.

      "Electing Large Partnership" means any partnership having more than 100 members during the preceding tax year which elects to apply simplified reporting provisions under the Code, except for some service partnerships and commodity pools.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

      "Euroclear Operator" means Euroclear Bank, Brussels, Belgium office, as operator of the Euroclear System.

      "Euroclear Terms and Conditions" means the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and, to the extent that it applies to the operation of the Euroclear System, Belgian law.

      "Fannie Mae" means the Federal National Mortgage Association.

      "Farmer Mac" means the Federal Agricultural Mortgage Corporation.

      "FASIT" means a financial asset securitization trust, within the meaning of, and formed in accordance with, the Small Business Job Protection Act of 1996 and Sections 860I through 860L of the Code.

      "FDIC" means the Federal Deposit Insurance Corporation.

      "Financial Intermediary" means a brokerage firm, bank, thrift institution or other financial intermediary that maintains an account of a beneficial owner of securities.

      "Freddie Mac" means the Federal Home Loan Mortgage Corporation.

      "Ginnie Mae" means the Government National Mortgage Association.

      "Governing Document" means the pooling and servicing agreement or other similar agreement or collection of agreements, which governs the issuance of a series of offered certificates.

      "IRS" means the Internal Revenue Service.

      "Lender Liability Act" means the Asset Conservation, Lender Liability and Deposit Insurance Act of 1996, as amended.

      "Net Income From Foreclosure Property" means income from foreclosure property other than qualifying rents and other qualifying income for a REIT.

      "NCUA" means the National Credit Union Administration.

      "OCC" means the Office of the Comptroller of the Currency.

      "OTS" means the Office of Thrift Supervision.

      "Party in Interest" means any person that is a "party in interest" within the meaning of ERISA or a "disqualified person" within the meaning of the Code.

      "Pass-Through Entity" means any--

      o     regulated investment company;

      o     real estate investment trust;

      o     trust;

      o     partnership; or

      o other entities described in Section 860E(e)(6) of the Internal Revenue Code.

      "Plan" means any retirement plan or other employee benefit plan, arrangement or account that is subject to the fiduciary responsibility provisions of the ERISA or Section 4975 of the Code.

      "Plan Asset Regulations" means the regulations of the U.S. Department of Labor promulgated under ERISA relating to what constitutes assets of a Plan.

      "PTCE" means a prohibited transaction class exemption issued by the U.S. Department of Labor.

      "PTE" means a prohibited transaction exemption issued by the U.S. Department of Labor.

      "REIT" means a real estate investment trust within the meaning of Section 856(a) of the Code.

      "Relief Act" means the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

      "REMIC" means a real estate mortgage investment conduit, within the meaning of, and formed in accordance with, the Tax Reform Act of 1986 and Sections 860A through 860G of the Code.

      "SEC" means the Securities and Exchange Commission.

      "SMMEA" means the Secondary Mortgage Market Enhancement Act of 1984, as amended.

      "SPA" means standard prepayment assumption.

      "UCC" means, for any jurisdiction, the Uniform Commercial Code as in effect in that jurisdiction.

      "U.S. Person" means--

      o     a citizen or resident of the United States;

      o a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any state or the District of Columbia;

      o an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States; or

      o     a trust as to which--

            1. a court in the United States is able to exercise primary supervision over the administration of the trust, and

            2. one or more United States persons have the authority to control all substantial decisions of the trust.

In addition, to the extent provided in the Treasury Regulations, a trust will be a U.S. Person if it was in existence on August 20, 1996 and it elected to be treated as a U.S. Person.

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

Other Expenses of Issuance and Distribution (Item 14 of Form S-3)

            The expenses expected to be incurred in connection with the issuance and distribution of the Certificates being registered, other than underwriting compensation, are as set forth below.

         Filing Fee for Registration Statement.................   $633,304.30*
         Legal Fees and Expenses...............................     500,000.00
         Accounting Fees and Expenses..........................     175,000.00
         Trustee's Fees and Expenses
                      (including counsel fees).................      50,000.00
         Blue Sky Fees and Expenses............................      25,000.00
         Printing and Engraving Fees...........................     200,000.00
         Rating Agency Fees....................................    1,050,000.00
         Miscellaneous.........................................      75,000.00

         Total.................................................   $2,708,304.30
                                                                   ============

* Includes $253,331 previously paid in connection with the Registrant's registration statement on Form S-3, Registration No. 333-97955.

Indemnification of Directors and Officers (Item 15 of Form S-3).

            Section 5 of the Restated Certificate of Incorporation of the Registrant and Article X of the By-laws of the Registrant provide for, among other things, the indemnification of the officers and directors of the Registrant in certain circumstances. Reference is made to Exhibit 3.1 of this Registration Statement for the complete text of the Restated Certificate of Incorporation and reference is made to Exhibit 3.2 of this Registration Statement for the complete text of the By-laws.

            The ultimate parent of the Registrant carries directors' and officers' liability insurance that covers certain liabilities and expenses of the Registrant's directors and officers.

            For provisions regarding the indemnification of controlling persons, directors and certain officers of the Registrant by Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, reference is made to the form of Underwriting Agreement filed as Exhibit 1 to this Registration Statement.

Exhibits (Item 16 of Form S-3).

      A.    Financial Statement filed as part of the Registration Statement:
            none.

      B.    Exhibits:

         1 -- Form of Underwriting Agreement (incorporated by reference to Exhibit 1 to Registration Statement 33-82354)

         3.1 --      Restated Certificate of Incorporation of Registrant*

         3.2 --      Bylaws of Registrant (incorporated by reference to
                     Exhibit 3.2 to Registration Statement 333-25751)

         4.1         Form of Pooling and Servicing Agreement*

         5.1(a) --   Opinion of Sidley Austin Brown & Wood LLP with respect to
                     certain matters involving the Certificates*

         5.1(b) --   Opinion of Cadwalader, Wickersham & Taft LLP with respect
                     to certain matters involving the Certificates*

         8.1(a) --   Opinion of Sidley Austin Brown & Wood LLP as to tax
                     matters*

         8.1(b) --   Opinion of Cadwalader, Wickersham & Taft LLP as to tax
                     matters (included in Exhibit 5.1(b))*

         23.1(a) --  Consent of Sidley Austin Brown & Wood LLP (included as part of Exhibit 5.1(a))*

         23.1(b) --  Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5.1(b))*

         24.1 --     Power of Attorney*


            ---------------------
            *Previously filed.

Undertakings (Item 17 of Form S-3)

      A.    Undertakings Pursuant to Rule 415.

      The undersigned Registrant hereby undertakes:

            1. To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement, and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided however, that paragraphs
(a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in the post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to
Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

            2. That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            3. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      B.    Undertaking in respect of incorporation by reference.

            The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      C.    Undertaking in Respect of Indemnification.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      D. Undertaking in respect of equity offerings of nonreporting registrants.

            The undersigned registrant hereby undertakes to provide to the underwriter at the closing specified in the underwriting agreements, certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 1 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 14th day of July 2004.

                                       CREDIT SUISSE FIRST BOSTON MORTGAGE
                                           SECURITIES CORP.


                                       By: /s/ Jeffrey Altabef
                                           --------------------------------
                                           Jeffrey Altabef
                                           Vice President

                  Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to this Form S-3 Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


             SIGNATURE                      TITLE                     DATE


   /s/ Robert P. Brennan, Jr.    Director                         July 14, 2004
-------------------------------
   Robert P. Brennan, Jr.


   /s/ Carlos Onis               Vice President                   July 14, 2004
-------------------------------  Director
   Carlos Onis


   /s/ Andrew A. Kimura          President                        July 14, 2004
-------------------------------  Director
   Andrew A. Kimura


   /s/ Evelyn Echevarria         Outside Director                 July 14, 2004
-------------------------------
   Evelyn Echevarria


   /s/ Zev A. Kindler            Treasurer                        July 14, 2004
-------------------------------
   Zev A. Kindler


   /s/ Thomas Zingalli           Controller                       July 14, 2004
-------------------------------  Vice President
   Thomas Zingalli               Principal Accounting Officer